EXHIBIT 4.1


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                   BANC OF AMERICA MORTGAGE SECURITIES, INC.,
                                  as Depositor,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                  as Servicer,

                                       and

                             WELLS FARGO BANK, N.A.,
                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated February 27, 2006


                             ----------------------

                  Banc of America Alternative Loan Trust 2006-2
                       Mortgage Pass-Through Certificates

                                  Series 2006-2


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


                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................
Section 1.03  Fiscal Year..................................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations and Warranties of the Servicer...............
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMICs.......................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of Primary Insurance Policy; Claims;
               Collections of BPP Mortgage Loan Payments...................
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer....................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; Certificate Account; Reserve Fund; Yield
               Maintenance Agreement.......................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.....................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to Be Held for the Trustee.........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Assessments of Servicing Compliance; Registered Public
               Accounting Firm Attestation Reports.........................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................

                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................
Section 5.09  Determination of LIBOR.......................................
Section 5.10  Grantor Trust Administration.................................

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer.....
Section 7.02  Merger or Consolidation of the Depositor or the Servicer.....
Section 7.03  Limitation on Liability of the Depositor, the Servicer
               and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign.........................
Section 7.05  Assignment or Delegation of Duties by the Servicer...........

                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default............................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................

                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....

                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................
Section 11.10 Insolvency...................................................
Section 11.11 Regulation AB Compliance; Intent of Parties;
               Reasonableness..............................................


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EXHIBITS

Exhibit A-1-CB-1 -  Form of Face of Class 1-CB-1 Certificate
Exhibit A-2-CB-1 -  Form of Face of Class 2-CB-1 Certificate
Exhibit A-3-CB-1 -  Form of Face of Class 3-CB-1 Certificate
Exhibit A-4-CB-1 -  Form of Face of Class 4-CB-1 Certificate
Exhibit A-CB-IO  -  Form of Face of Class CB-IO Certificate
Exhibit A-CB-PO  -  Form of Face of Class CB-PO Certificate
Exhibit A-5-A-1  -  Form of Face of Class 5-A-1 Certificate
Exhibit A-5-A-2  -  Form of Face of Class 5-A-2 Certificate
Exhibit A-5-A-3  -  Form of Face of Class 5-A-3 Certificate
Exhibit A-5-A-4  -  Form of Face of Class 5-A-4 Certificate
Exhibit A-5-A-5  -  Form of Face of Class 5-A-5 Certificate
Exhibit A-5-A-6  -  Form of Face of Class 5-A-6 Certificate
Exhibit A-5-A-R  -  Form of Face of Class 5-A-R Certificate
Exhibit A-5-IO   -  Form of Face of Class 5-A-IO Certificate
Exhibit A-5-PO   -  Form of Face of Class 5-A-PO Certificate
Exhibit A-6-A-1  -  Form of Face of Class 6-A-1 Certificate
Exhibit A-7-A-1  -  Form of Face of Class 7-A-1 Certificate
Exhibit A-15-IO  -  Form of Face of Class 15-IO Certificate
Exhibit A-15-PO  -  Form of Face of Class 15-PO Certificate
Exhibit B-1      -  Form of Face of Class B-1 Certificate
Exhibit B-2      -  Form of Face of Class B-2 Certificate
Exhibit B-3      -  Form of Face of Class B-3 Certificate
Exhibit B-4      -  Form of Face of Class B-4 Certificate
Exhibit B-5      -  Form of Face of Class B-5 Certificate
Exhibit B-6      -  Form of Face of Class B-6 Certificate
Exhibit C        -  Form of Reverse of all Certificates.................
Exhibit D-1      -  Mortgage Loan Schedule (Loan Group 1)...............
Exhibit D-2      -  Mortgage Loan Schedule (Loan Group 2)...............
Exhibit D-3      -  Mortgage Loan Schedule (Loan Group 3)...............
Exhibit D-4      -  Mortgage Loan Schedule (Loan Group 4)...............
Exhibit D-5      -  Mortgage Loan Schedule (Loan Group 5)...............
Exhibit D-6      -  Mortgage Loan Schedule (Loan Group 6)...............
Exhibit D-7      -  Mortgage Loan Schedule (Loan Group 7)...............
Exhibit E        -  Request for Release of Documents....................
Exhibit F        -  Form of Certification of Establishment of
                     Account............................................
Exhibit G-1      -  Form of Transferor's Certificate....................
Exhibit G-2A     -  Form 1 of Transferee's Certificate..................
Exhibit G-2B     -  Form 2 of Transferee's Certificate..................
Exhibit H        -  Form of Transferee Representation Letter for
                     ERISA Restricted Certificates......................
Exhibit I        -  Form of Affidavit Regarding Transfer of
                     Residual Certificate...............................
Exhibit J        -  Contents of Servicing File..........................
Exhibit K        -  Form of Special Servicing Agreement.................
Exhibit L        -  List of Recordation States..........................
Exhibit M        -  Form of Initial Certification of the Trustee........
Exhibit N        -  Form of Final Certification of the Trustee..........
Exhibit O        -  Form of Sarbanes-Oxley Certification................
Exhibit P        -  Form of Trustee's Certification.....................
Exhibit Q        -  Servicing Criteria..................................
Exhibit R-1      -  Additional Form 10-D Information ...................
Exhibit R-2      -  Additional Form 10-K Information ...................
Exhibit R-3      -  Form 8-K Information ...............................
Exhibit S        -  Yield Maintenance Agreement.........................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated February 27, 2006, is hereby executed by and among BANC OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, NATIONAL ASSOCIATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK, N.A., as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as three separate real estate mortgage investment conduits (the "Upper-Tier REMIC," the "Middle-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Senior Certificates (other than the Class CB-IO, Class CB-PO, Class 15-IO, Class 15-PO, Class 5-A-R Certificates and the right of the Class 5-A-1 Certificates to receive amounts from the Reserve Fund) are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class 1-CB-PO Component, Class 2-CB-PO Component, Class 3-CB-PO Component, Class 4-CB-PO Component, Class 6-15-PO Component and Class 7-15-PO Component (the "PO Components"), the Class 1-CB-IO Component, Class 2-CB-IO Component, Class 3-CB-IO Component, Class 4-CB-IO Component, Class 6-15-IO Component and Class 7-15-IO Component (the "IO Components" and, collectively with the PO Components, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Middle-Tier Interests shall constitute the "regular interests" in the Middle-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class R-U Interest shall be the sole "residual interest" in the Upper-Tier REMIC. The Class R-M Interest shall be the sole "residual interest" in the Middle-Tier REMIC. The Class R-L Interest shall be the sole "residual interest" in the Lower-Tier REMIC. The Class 5-A-R Certificate shall represent ownership of the Class R-U Interest, the Class R-M Interest and the Class R-L Interest. The portion of the Trust Estate consisting of the Reserve Fund and the Yield Maintenance Agreement and the right of the Class 5-A-1 Certificates to receive amounts from the Reserve Fund shall not be assets of any REMIC created hereunder, but rather shall be assets of the Grantor Trust. The assets of the Grantor Trust, the Certificates, the Uncertificated Middle-Tier Interests and the Uncertificated Lower-Tier Interests will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following tables set forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                  Initial Class                                      Integral
                   Certificate                                     Multiples in
                   Balance or       Pass-Through      Minimum       Excess of
   Classes       Notional Amount        Rate        Denomination     Minimum
--------------- ------------------ -------------- ---------------- -------------
Class 1-CB-1        $51,314,000.00     6.000%          $1,000           $1
Class 2-CB-1        $90,220,000.00     6.000%          $1,000           $1
Class 3-CB-1        $75,638,000.00     6.500%          $1,000           $1
Class 4-CB-1        $58,238,000.00     6.500%          $1,000           $1
Class CB-IO          $5,264,595.00       (1)         $1,000,000         $1
Class CB-PO          $2,170,897.00       (2)          $25,000           $1
Class 5-A-1         $17,627,000.00       (3)           $1,000           $1
Class 5-A-2         $17,627,000.00       (4)         $1,000,000         $1
Class 5-A-3         $13,777,000.00     6.000%          $1,000           $1
Class 5-A-4          $1,531,000.00     6.000%          $1,000           $1
Class 5-A-5         $35,797,000.00     6.000%          $1,000           $1
Class 5-A-6          $4,333,000.00     6.000%          $1,000           $1
Class 5-A-R                $100.00     6.000%           $100           N/A
Class 5-IO           $5,556,109.00     6.000%        $1,000,000         $1
Class 5-PO             $298,441.00       (5)          $25,000           $1
Class 6-A-1         $39,800,000.00     5.500%          $1,000           $1
Class 7-A-1         $34,898,000.00     6.000%          $1,000           $1
Class 15-IO          $1,940,983.00       (6)         $1,000,000         $1
Class 15-PO            $728,066.00       (7)          $25,000           $1
Class B-1            $8,455,000.00       (8)          $25,000           $1
Class B-2            $3,336,000.00       (8)          $25,000           $1
Class B-3            $2,446,000.00       (8)          $25,000           $1
Class B-4            $1,780,000.00       (8)          $25,000           $1
Class B-5            $1,334,000.00       (8)          $25,000           $1
Class B-6            $1,112,841.00       (8)          $25,000           $1



                    Initial Component                               Integral
                        Balance or                                Multiples In
                        Component      Pass-Through   Minimum       Excess Of
  Components         Notional Amount      Rate      Denomination     Minimum
----------------- ------------------- ------------- ------------- --------------
Class 1-CB-IO          $898,959.00     6.000%           N/A            N/A
Class 2-CB-IO        $1,410,104.00     6.000%           N/A            N/A
Class 3-CB-IO        $1,549,973.00     6.000%           N/A            N/A
Class 4-CB-IO        $1,405,559.00     6.000%           N/A            N/A
Class 6-15-IO        $1,107,184.00     5.750%           N/A            N/A
Class 7-15-IO          $833,799.00     5.750%           N/A            N/A
Class 1-CB-PO          $455,662.00       (9)            N/A            N/A
Class 2-CB-PO        $1,187,576.00       (9)            N/A            N/A
Class 3-CB-PO          $242,881.00       (9)            N/A            N/A
Class 4-CB-PO          $284,778.00       (9)            N/A            N/A
Class 6-15-PO          $538,813.00       (9)            N/A            N/A
Class 7-15-PO          $189,253.00       (9)            N/A            N/A
------------

(1) The Class CB-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of four Components described in the table: the Class 1-CB-IO Component, the Class 2-CB-IO Component, the Class 3-CB-IO Component and the Class 4-CB-IO Component. These Components are not severable.

(2) The Class CB-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of four Components as described in the table: the Class 1-CB-PO Component, the Class 2-CB-PO Component, the Class 3-CB-PO Component and the Class 4-CB-PO Component. These Components are not severable.

(3) During the initial Interest Accrual Period, interest will accrue on the Class 5-A-1 Certificates at the rate of 5.420% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 5-A-1 Certificates at a per annum rate equal to (i) 0.850% plus (ii) LIBOR, subject to a minimum rate of 0.850% and a maximum rate of 6.000%.

(4) During the initial Interest Accrual Period, interest will accrue on the Class 5-A-2 Certificates at the rate of 0.580% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 5-A-2 Certificates at a per annum rate equal to (i) 5.150% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 5.150%.

(5) The Class 5-PO Certificates are Principal Only Certificates and will not be entitled to distributions in respect of interest.

(6) The Class 15-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of two Components described in the table: the Class 6-15-IO Component and the Class 7-15-IO Component. These Components are not severable.

(7) The Class 15-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of two Components as described in the table: the Class 6-15-PO Component and the Class 7-15-PO Component. These Components are not severable.

(8) Interest will accrue on the Class B Certificates for each Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, 6.000%, (ii) with respect to Loan Group 2, 6.000%, (iii) with respect to Loan Group 3, 6.500%, (iv) with respect to Loan Group 4, 6.500%, (v) with respect to Loan Group 5, 6.000%, (vi) with respect to Loan Group 6, 5.500% and (vii) with respect to Loan Group 7, 6.000%.

(9) The Class 1-CB-PO, Class 2-CB-PO, Class 3-CB-PO, Class 4-CB-PO, Class 6-15-PO and Class 7-15-PO Components are Principal Only Components and will not be entitled to distributions in respect of interest.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            10-K Filing Deadline: As defined in Section 3.22(c).

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than the Class CB-IO and Class 15-IO Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount. For any Distribution Date and the Class CB-IO Certificates, the sum of the Accrued Component Interest for the Class 1-CB-IO Component, the Class 2-CB-IO Component, the Class 3-CB-IO Component and the Class 4-CB-IO Component. For any Distribution Date and the Class 15-IO Certificates, the sum of the Accrued Component Interest for the Class 6-15-IO Component and the Class 7-15-IO Component.

            Accrued Component Interest: For any Distribution Date and each IO Component, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Notional Amount.

            Additional Form 10-D Information: As defined in Section 3.22(b).

            Additional Form 10-K Information: As defined in Section 3.22(c).

            Additional Servicer: As defined in Section 3.02(e)

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution Date and Loan Group, the difference between the Adjusted Pool Amount and the Adjusted Pool Amount (PO Portion).

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans of such Loan Group: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Aggregate Subordinate Percentage: As to any Distribution Date, the aggregate Class Certificate Balance of the Class B Certificates divided by the aggregate Pool Stated Principal Balance (Non-PO Portion) for all of the Loan Groups.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Ancillary Income: All prepayment premiums (if any), assumption fees, late payment charges and all other ancillary income and fees with respect to the Mortgage Loans.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or an automated valuation model or tax assessed value (if permitted by the applicable mortgage loan program) and
(b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined either in an appraisal obtained at the time of refinancing or an automated valuation model or tax assessed value (if permitted by the applicable mortgage loan program), or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bank of America: Bank of America, National Association, a national banking association, or its successor in interest.

            BBA: As defined in Section 5.09.

            Book-Entry Certificate: Any Class of Certificates other than the Physical Certificates.

            BPP Mortgage Loan: Any Mortgage Loan which includes a Borrowers Protection Plan(R) addendum to the related Mortgage Note whereby Bank of America agrees to cancel (i) certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection Plan(R) has not been terminated in accordance with its terms.

            BPP Mortgage Loan Payment: With respect to any BPP Mortgage Loan, the Monthly Covered Amount or Total Covered Amount, if any, payable by Bank of America pursuant to Section 5 of the Mortgage Loan Purchase Agreement.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Minnesota, each state in which the servicing offices of the Servicer are located or each state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Calculated Principal Distribution: As defined in Section 5.03(d).

            Certificate: Any of the Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 that are issued pursuant to this Agreement.

            Certificate Account: The Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2." The Certificate Account shall be deemed to consist of nine sub-accounts; one for each Group, an eighth sub-account referred to herein as the Middle-Tier Certificate Sub-Account and a ninth sub-account referred to herein as the Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Certification: As defined in Section 3.22(c).

            Class: As to the Certificates, the Class 1-CB-1, Class 2-CB-1, Class 3-CB-1, Class 4-CB-1, Class CB-IO, Class CB-PO, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-R, Class 5-IO, Class 5-PO, Class 6-A-1, Class 7-A-1, Class 15-IO, Class 15-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6, as the case may be.

            Class 1-CB-IO Notional Amount: As to any Distribution Date and the Class 1-CB-IO Component, the product of (i) the aggregate Stated Principal Balance of the Group 1 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.000% and (b) the denominator of which is equal to 6.000%.

            Class 15-IO Notional Amount: As to any Distribution Date, the sum of the Class 6-15-IO Notional Amount and the Class 7-15-IO Notional Amount.

            Class 2-CB-IO Notional Amount: As to any Distribution Date and the Class 2-CB-IO Component, the product of (i) the aggregate Stated Principal Balance of the Group 2 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.000% and (b) the denominator of which is equal to 6.000%.

            Class 3-CB-IO Notional Amount: As to any Distribution Date and the Class 3-CB-IO Component, the product of (i) the aggregate Stated Principal Balance of the Group 3 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.500% and (b) the denominator of which is equal to 6.000%.

            Class 4-CB-IO Notional Amount: As to any Distribution Date and the Class 4-CB-IO Component, the product of (i) the aggregate Stated Principal Balance of the Group 4 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.500% and (b) the denominator of which is equal to 6.000%.

            Class 5-A-2 Notional Amount: As to any Distribution Date and the Class 5-A-2 Certificates, the Class Certificate Balance of the Class 5-A-1 Certificates.

            Class 5-A-3 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class 5-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

            Class 5-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class 5-A-4 Certificates with respect to such Distribution Date prior to any reduction for the Class 5-A-4 Loss Allocation Amount and (b) the Class 5-A-3 Loss Amount with respect to such Distribution Date.

            Class 5-IO Notional Amount: As to any Distribution Date and the Class 5-IO Certificates, the product of (i) the aggregate Stated Principal Balance of the Group 5 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 5 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.000% and (b) the denominator of which is equal to 6.000%.

            Class 6-15-IO Notional Amount: As to any Distribution Date and the Class 6-15-IO Component, the product of (i) the aggregate Stated Principal Balance of the Group 6 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 6 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 6 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 5.500% and (b) the denominator of which is equal to 5.750%.

            Class 7-15-IO Notional Amount: As to any Distribution Date and the Class 7-15-IO Component, the product of (i) the aggregate Stated Principal Balance of the Group 7 Premium Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 7 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 7 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.000% and (b) the denominator of which is equal to 5.750%.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class CB-IO Notional Amount: As to any Distribution Date, the sum of the Class 1-CB-IO Notional Amount, the Class 2-CB-IO Notional Amount, the Class 3-CB-IO Notional Amount and the Class 4-CB-IO Notional Amount.

            Class Certificate Balance: With respect to any Class (other than the Class CB-IO, Class CB-PO, Class 5-A-2, Class 5-IO, Class 15-IO and Class 15-PO Certificates) and any date of determination, and subject to Section 5.03(e), the Initial Class Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of any Class of Subordinate Certificates any principal otherwise payable to such Class of Subordinate Certificates used to pay any PO Deferred Amounts), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to
Section 5.03(b) and (iii) in the case of the Class 5-A-4 Certificates, any reduction allocated thereto pursuant to Section 5.03(e) plus (B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class 5-A-4 Certificates, any increases allocated thereto pursuant to Section 5.03(e). The Class CB-IO, Class 5-A-2, Class 5-IO and Class 15-IO Certificates are Interest Only Certificates and have no Class Certificate Balance. The Class Certificate Balance of the Class CB-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the Class 1-CB-PO Component, the Class 2-CB-PO Component, the Class 3-CB-PO Component and the Class 4-CB-PO Component. The Class Certificate Balance of the Class 15-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the Class 6-15-PO Component and the Class 7-15-PO Component.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class CB-IO and Class 15-IO Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class CB-IO and Class 15-IO Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause
(ii) of the definition of "Interest Distribution Amount." As to any Distribution Date and the Class CB-IO Certificates, the sum of the Component Unpaid Interest Shortfalls for the Class 1-CB-IO Component, the Class 2-CB-IO Component, the Class 3-CB-IO Component and the Class 4-CB-IO Component. As to any Distribution Date and the Class 15-IO Certificates, the sum of the Component Unpaid Interest Shortfalls for the Class 6-15-IO Component and the Class 7-15-IO Component.

            Closing Date: February 27, 2006.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: With respect to any Distribution Date, the least of (a) the aggregate Servicing Fee for such Distribution Date (before giving effect to any reduction pursuant to Section 3.17), (b) the Prepayment Interest Shortfall for such Distribution Date and (c) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans.

            Component: As defined in the Preliminary Statement.

            Component Balance: With respect to any PO Component and any date of determination, the Initial Component Balance of such Component minus the sum of
(i) all distributions of principal made with respect thereto and (ii) all reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b). The IO Components are interest-only Components and have no Component Balance.

            Component Interest Distribution Amount: For any Distribution Date and each IO Component, the sum of (i) the Accrued Component Interest and (ii) any Component Unpaid Interest Shortfall for such Component. The PO Components are principal only Components and are not entitled to distributions of interest.

            Component Interest Shortfall: For any Distribution Date and each IO Component, the amount by which Accrued Component Interest for such Component exceeds the amount of interest actually distributed on such Component on such Distribution Date pursuant to clause (i) of the definition of "Component Interest Distribution Amount."

            Component Notional Amount: As of any Distribution Date, any of the Class 1-CB-IO Notional Amount, Class 2-CB-IO Notional Amount, Class 3-CB-IO Notional Amount, Class 4-CB-IO Notional Amount, the Class 6-15-IO Notional Amount or Class 7-15-IO Notional Amount.

            Component Unpaid Interest Shortfall: As to any Distribution Date and each IO Component, the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BOALT 2006-2, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BOALT 2006-2, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

            Corresponding Upper-Tier Class, Classes or Component: As to the following Uncertificated Middle-Tier Interests, the Corresponding Upper-Tier Class, Classes or Component, as follows:

         Uncertificated                     Corresponding Upper-Tier
      Middle-Tier Interest                 Class, Classes or Component
-------------------------------- -----------------------------------------------
Class 1-CB-M1 Interest           Class 1-CB-1 Certificates

Class 1-CB-MIO Interest          Class 1-CB-IO Component

Class 1-CB-MPO Interest          Class 1-CB-PO Component

Class 2-CB-M1 Interest           Class 2-CB-1 Certificates

Class 2-CB-MIO Interest          Class 2-CB-IO Component

Class 2-CB-MPO Interest          Class 2-CB-PO Component

Class 3-CB-M1 Interest           Class 3-CB-1 Certificates

Class 3-CB-MIO Interest          Class 3-CB-IO Component

Class 3-CB-MPO Interest          Class 3-CB-PO Component

Class 4-CB-M1 Interest           Class 4-CB-1 Certificates

Class 4-CB-MIO Interest          Class 4-CB-IO Component

Class 4-CB-MPO Interest          Class 4-CB-PO Component

Class 5-A-M1 Interest            Class 5-A-1 and Class 5-A-2 Certificates

Class 5-A-M3 Interest            Class 5-A-3, Class 5-A-4, Class 5-A-5 and
                                 Class 5-A-6 Certificates

Class 5-A-MUR Interest           Class 5-A-R Certificate

Class 5-MIO Interest             Class 5-IO Certificates

Class 5-MPO Interest             Class 5-PO Certificates

Class 6-A-M1 Interest            Class 6-A-1 Certificates

Class 6-15-MIO Interest          Class 6-15-IO Component

Class 6-15-MPO Interest          Class 6-15-PO Component

Class 7-A-M1 Interest            Class 7-A-1 Certificates

Class 7-15-MIO Interest          Class 7-15-IO Component

Class 7-15-MPO Interest          Class 7-15-PO Component

Class B-M1 Interest              Class B-1 Certificates

Class B-M2 Interest              Class B-2 Certificates

Class B-M3 Interest              Class B-3 Certificates

Class B-M4 Interest              Class B-4 Certificates

Class B-M5 Interest              Class B-5 Certificates

Class B-M6 Interest              Class B-6 Certificates

            Counterparty: Bank of America, National Association.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-off Date: February 1, 2006.

            Cut-off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group which is $54,011,938.46 for Loan Group 1, $95,366,148.84 for Loan Group 2, $79,166,715.41 for Loan Group 3, $61,056,863.20 for Loan Group 4,
$76,539,965.87 for Loan Group 5, $42,085,419.35 for Loan Group 6 and
$36,607,295.49 for Loan Group 7.

            Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Section 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Banc of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan, Group 2 Discount Mortgage Loan, Group 3 Discount Mortgage Loan, Group 4 Discount Mortgage Loan, Group 5 Discount Mortgage Loan, Group 6 Discount Mortgage Loan or Group 7 Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in March 2006 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or Bank of America.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09(a).

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Events of Default: As defined in Section 8.01.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch Ratings, or any successor thereto.

            Form 8-K: As defined in Section 3.22(a).

            Form 8-K Information: As defined in Section 3.22(d).

            Form 10-D: As defined in Section 3.22(a).

            Form 10-K: As defined in Section 3.22(a).

            Fractional Interest: As defined in Section 5.02(d).

            Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of (i) the right of the Class 5-A-1 Certificates to receive amounts from the Reserve Fund and (ii) the Yield Maintenance Agreement and the Reserve Fund.

            Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 or Group 7.

            Group 1: The Group 1 Senior Certificates, the Class 1-CB-IO Component and the Class 1-CB-PO Component.

            Group 1 Discount Mortgage Loan. A Group 1 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 1 Premium Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is equal to or greater than 6.000% per annum.

            Group 1 Senior Certificates: Class 1-CB-1 Certificates.

            Group 2: The Group 2 Senior Certificates, the Class 2-CB-IO Component and the Class 2-CB-PO Component.

            Group 2 Discount Mortgage Loan. A Group 2 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 2 Premium Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is equal to or greater than 6.000% per annum.

            Group 2 Senior Certificates: Class 2-CB-1 Certificates.

            Group 3: The Group 3 Senior Certificates, the Class 3-CB-IO Component and the Class 3-CB-PO Component.

            Group 3 Discount Mortgage Loan: A Group 3 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than 6.500% per annum.

            Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

            Group 3 Premium Mortgage Loan: A Group 3 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is equal to or greater than 6.500% per annum.

            Group 3 Senior Certificates: Class 3-CB-1 Certificates.

            Group 4: The Group 4 Senior Certificates, the Class 4-CB-IO Component and the Class 4-CB-PO Component.

            Group 4 Discount Mortgage Loan: A Group 4 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than 6.500% per annum.

            Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

            Group 4 Premium Mortgage Loan: A Group 4 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is equal to or greater than 6.500% per annum.

            Group 4 Senior Certificates: Class 4-CB-1 Certificates.

            Group 5: The Group 5 Senior Certificates.

            Group 5 Discount Mortgage Loan: A Group 5 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

            Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

            Group 5 Premium Mortgage Loan: A Group 5 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is equal to or greater than 6.000% per annum.

            Group 5 Senior Certificates: Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-R, Class 5-IO and Class 5-PO Certificates.

            Group 6: The Group 6 Senior Certificates, the Class 6-15-IO Component and the Class 6-15-PO Component.

            Group 6 Discount Mortgage Loan: A Group 6 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than 5.500% per annum.

            Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

            Group 6 Premium Mortgage Loan: A Group 6 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is equal to or greater than 5.500% per annum.

            Group 6 Senior Certificates: Class 6-A-1 Certificates.

            Group 7: The Group 7 Senior Certificates, the Class 7-15-IO Component and the Class 7-15-PO Component.

            Group 7 Discount Mortgage Loan: A Group 7 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

            Group 7 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-7 hereto.

            Group 7 Premium Mortgage Loan: A Group 7 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date that is equal to or greater than 6.000% per annum.

            Group 7 Senior Certificates: Class 7-A-1 Certificates.

            Group Subordinate Amount: With respect to any Distribution Date and any Loan Group, the excess of the Pool Stated Principal Balance (Non-PO Portion) for such Loan Group over the aggregate Class Certificate Balance of the Senior Non-PO Certificates of the Related Group immediately prior to such date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class CB-IO, Class CB-PO, Class 5-A-2, Class 5-IO, Class 15-IO and Class 15-PO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class CB-IO, Class 5-A-2, Class 5-IO and Class 15-IO Certificates are Interest Only Certificates and have no Initial Class Certificate Balance. The Initial Class Certificate Balance of the Class CB-PO Certificates is the sum of the Initial Component Balances for the Class 1-CB-PO, Class 2-CB-PO, Class 3-CB-PO and Class 4-CB-PO Components. The Initial Class Certificate Balance of the Class 15-PO Certificates is the sum of the Initial Component Balances for the Class 6-15-PO and Class 7-15-PO Components.

            Initial Component Balance: As to each PO Component, the Component Balance set forth in the Preliminary Statement. The IO Components are interest-only Components and have no Initial Component Balance.

            Initial Component Notional Amount: As to each IO Component, the Component Notional Amount set forth in the Preliminary Statement.

            Initial Notional Amount: For the Class CB-IO Certificates, the sum of the Initial Component Notional Amounts for the Class 1-CB-IO, Class 2-CB-IO, Class 3-CB-IO and Class 4-CB-IO Components. For the Class 5-A-2 and Class 5-IO Certificates, the respective Notional Amounts set forth in the Preliminary Statement. For the Class 15-IO Certificates, the sum of the Initial Component Notional Amounts for the Class 6-15-IO and Class 7-15-IO Components.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class CB-IO, Class CB-PO, Class 5-A-1, Class 5-A-2, Class 5-IO, Class 5-PO, Class 15-IO and Class 15-PO Certificates) and each IO Component, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class 5-A-1 and Class 5-A-2 Certificates, the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than the Class CB-IO and Class 15-IO Certificates), the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class. For any Distribution Date and the Class CB-IO Certificates, the sum of the Component Interest Distribution Amounts for the Class 1-CB-IO Component, the Class 2-CB-IO Component, the Class 3-CB-IO Component and the Class 4-CB-IO Component. For any Distribution Date and the Class 15-IO Certificates, the sum of the Component Interest Distribution Amounts for the Class 6-15-IO Component and the Class 7-15-IO Component.

            Interest Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class CB-IO, Class 5-A-2, Class 5-IO and Class 15-IO Certificates are the only Classes of Interest Only Certificates.

            IO Component: As defined in the Preliminary Statement.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.09.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

            LIBOR Certificates: Any of the Class 5-A-1 or Class 5-A-2 Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6 or Loan Group 7.

            Loan Group 1: The Group 1 Mortgage Loans.

            Loan Group 2: The Group 2 Mortgage Loans.

            Loan Group 3: The Group 3 Mortgage Loans.

            Loan Group 4: The Group 4 Mortgage Loans.

            Loan Group 5: The Group 5 Mortgage Loans.

            Loan Group 6: The Group 6 Mortgage Loans.

            Loan Group 7: The Group 7 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account (other than amounts held in respect of the Middle-Tier Certificate Sub-Account or the Upper-Tier Certificate Sub-Account), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Middle-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Trustee pursuant to Section 3.08(f).

            Middle-Tier Distribution Amount: As defined in Section 5.02(a).

            Middle-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed held in the Middle-Tier Certificate Sub-Account.

            Monthly Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan or the Monthly Covered Amount representing such scheduled monthly payment.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated February 27, 2006, between Bank of America, as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5, Exhibit D-6 and Exhibit D-7, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; and (xvi) the closing date of such Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by (i) the Servicing Fee Rate and (ii) the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Discount Mortgage Loan and the denominator of which is 6.000% for each Group 1 Discount Mortgage Loan, 6.000% for each Group 2 Discount Mortgage Loan, 6.500% for each Group 3 Discount Mortgage Loan, 6.500% for each Group 4 Discount Mortgage Loan, 6.000% for each Group 5 Discount Mortgage Loan, 5.500% for each Group 6 Discount Mortgage Loan and 6.000% for each Group 7 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date and Loan Group, the sum of (i) the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement during the calendar month preceding the month of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date; and (ii) the Non-PO Recovery for such Distribution Date.

            Non-PO Recovery: As to any Distribution Date and Loan Group, the amount of all Recoveries received with respect to such Loan Group during the calendar month preceding the month of such Distribution Date less the PO Recovery with respect to such Loan Group for such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: With respect to: (i) the Class 1-CB-IO Component and any date of determination, the Class 1-CB-IO Notional Amount, (ii) the Class 2-CB-IO Component and any date of determination, the Class 2-CB-IO Notional Amount, (iii) the Class 3-CB-IO Component and any date of determination, the Class 3-CB-IO Notional Amount, (iv) the Class 4-CB-IO Component and any date of determination, the Class 4-CB-IO Notional Amount, (v) the Class 5-A-2 Certificates and any date of determination, the Class 5-A-2 Notional Amount,
(vi) the Class 5-IO Certificates and any date of determination, the Class 5-IO Notional Amount, (vii) the Class 6-15-IO Component and any date of determination, the Class 6-15-IO Notional Amount, (viii) the Class 7-15-IO Component and any date of determination, the Class 7-15-IO Notional Amount, (ix) the Class CB-IO Certificates and any date of determination, the Class CB-IO Notional Amount and (x) the Class 15-IO Certificates and any date of determination, the Class 15-IO Notional Amount.

            OCC: The Office of the Comptroller of the Currency.

            Offered Certificates: The Senior Certificates, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as three separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

            Class B-1                       2.27%
            Class B-2                       1.51%
            Class B-3                       0.96%
            Class B-4                       0.55%
            Class B-5                       0.25%
            Class B-6                       0.00%

            Original Subordinate Class Certificate Balance: $18,463,841.00.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Section 2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates (other than the Class CB-IO and Class 15-IO Certificates) and each IO Component, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for a Class CB-IO, Class 5-A-2, Class 5-IO or Class 15-IO Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

                  (ii) repurchase agreements on obligations specified in clause
            (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

                  (v) investments in money market funds (including funds of the
            Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAA" by Fitch (if rated by Fitch) or otherwise approved in writing by each Rating Agency; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as three separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C), (v) a Person with respect to whom the income on the Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, and (vi) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of the Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 5-A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Component: As defined in the Preliminary Statement.

            PO Deferred Amount: As to any Distribution Date and each PO Component or the Class 5-PO Certificates, the sum of the amounts by which the Component Balance of such PO Component or Class Certificate Balance of the Class 5-PO Certificates, as the case may be, will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.03(b) less the sum of (a) the PO Recoveries with respect to the Related Loan Group for prior Distribution Dates and (b) the amounts distributed to such PO Component or the Class 5-PO Certificates pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date,
(b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement during the calendar month preceding the month of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            PO Recovery: As to any Distribution Date and Loan Group, the lesser of (a) the PO Deferred Amount for the PO Component of the Related Group or, in the case of Loan Group 5, the PO Deferred Amount for the Class 5-PO Certificates for such Distribution Date and (b) an amount equal to the sum as to each Mortgage Loan in such Loan Group as to which there has been a Recovery received during the calendar month preceding the month of such Distribution Date, of the product of (x) the PO Percentage with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan.

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date (or in the case of any Monthly Covered Amount, the related Remittance Date) and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments (other than Total Covered Amounts) received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period and all Total Covered Amounts received and deposited in the Servicer Custodial Account by the related Remittance Date; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv) and (v) in respect of such Distribution Date and such Loan Group;
(vi) any Reimbursement Amount required to be included pursuant to Section 5.02(a); and (vii) any Non-PO Recovery with respect to such Distribution Date over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clause (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Pool Stated Principal Balance (Non-PO Portion): As to any Distribution Date and Loan Group, the sum for each Mortgage Loan in such Loan Group of the product of (a) the Non-PO Percentage of such Mortgage Loan and (b) the Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan, Group 2 Premium Mortgage Loan, Group 3 Premium Mortgage Loan, Group 4 Premium Mortgage Loan, Group 5 Premium Mortgage Loan, Group 6 Premium Mortgage Loan or Group 7 Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

            Principal Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class CB-PO, Class 5-PO and Class 15-PO Certificates are the only Classes of Principal Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including the principal portion of any Total Covered Amount.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the sum of the Class Certificate Balances of the Class 5-A-3 and Class 5-A-4 Certificates and (ii) the product of (a) the Non-PO Principal Amount for Loan Group 5, (b) the Shift Percentage and (c) the Priority Percentage.

            Priority Percentage: As to any Distribution Date, (i) the sum of the Class Certificate Balances of the Class 5-A-3 and Class 5-A-4 Certificates divided by (ii) the Pool Stated Principal Balance (Non-PO Portion) for Loan Group 5.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Class B Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amounts allocable to such Class, equal to the product of the Subordinate Principal Distribution Amounts for the Class B Certificates, for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Class B Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac.

            Rate Determination Date: As to any Class of LIBOR Certificates and each Distribution Date (other than the initial Distribution Date), the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month in which the related Distribution Date occurs.

            Recovery: As to any Distribution Date and Loan Group, the sum of all amounts received during the calendar month preceding the month of such Distribution Date on each Mortgage Loan in such Loan Group subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Securities and Exchange Commission, or as may be provided by the Securities and Exchange Commission or its staff from time to time.

            Reimbursement Amount: As defined in Section 2.04.

            Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for Loan Group 3, Group 3; for Loan Group 4, Group 4; for Loan Group 5, Group 5; for Loan Group 6, Group 6; and for Loan Group 7, Group 7.

            Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2; for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5, Loan Group 5; for Group 6, Loan Group 6; and for Group 7, Loan Group 7.

            Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Trustee or the Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to the Servicer or the Trustee.

            Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates and the Components as that term is defined in
Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Reportable Event: As defined in Section 3.22(d).

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Reserve Fund: The trust account created and maintained by the Trustee pursuant to Section 3.08(g) which shall be entitled the "Reserve Fund, Wells Fargo Bank, N.A., as Trustee, in trust for registered Holders of the Class 5-A-1 Certificates of the Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2" and which must be an Eligible Account. Amounts on deposit in the Reserve Fund shall not be invested. The Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

            Residual Certificate: The Class 5-A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Seller: Bank of America, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class 1-CB-1, Class 2-CB-1, Class 3-CB-1, Class 4-CB-1, Class CB-IO, Class CB-PO, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-R, Class 5-IO, Class 5-PO, Class 6-A-1, Class 7-A-1, Class 15-IO and Class 15-PO Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Non-PO Certificates: The Class 1-CB-1, Class 2-CB-1, Class 3-CB-1, Class 4-CB-1, Class CB-IO, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-R, Class 5-IO, Class 6-A-1, Class 7-A-1 and Class 15-IO Certificates.

            Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Non-PO Certificates of the Related Group immediately prior to such Distribution Date by (ii) the Pool Stated Principal Balance (Non-PO Portion) of such Loan Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Loan Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Loan Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date, unless on any of the foregoing Distribution Dates the Total Senior Percentage exceeds the initial Total Senior Percentage, in which case the Senior Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any Loan Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Loan Group, the sum of (i) the Senior Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through
(d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group and (ii) the Senior Prepayment Percentage for such Loan Group of
(1) the applicable Non-PO Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Class Certificate Balance set forth below:

                                          Percentage of Original
                Distribution Date           Subordinate Class
                    Occurring              Certificate Balance
            --------------------------  --------------------------
            March 2011 through                     30%
              February 2012
            March 2012 through                     35%
              February 2013
            March 2013 through                     40%
              February 2014
            March 2014 through                     45%
              February 2015
            March 2015 and thereafter              50%

            Servicer: Bank of America, a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer Custodial Account Reinvestment Income: For each Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Servicer Custodial Account.

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Compensation: With respect to each Distribution Date, the sum of (i) the aggregate Servicing Fee for such Distribution Date subject to reduction as provided in Section 3.17, (ii) any Ancillary Income, (iii) Excess Proceeds for the preceding month and (iv) the Servicer Custodial Account Reinvestment Income for such Distribution Date.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, which as of the Closing Date are listed on Exhibit Q hereto.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.250% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Function Participant: Any affiliate, third party vendor or Subservicer engaged by the Servicer or the Trustee that is participating in the servicing function with respect to the Mortgage Loans, within the meaning of
Item 1122 of Regulation AB.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Servicing Transfer Costs: All reasonable costs and expenses incurred by the Trustee in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

              ---------------------------------------------------
              Distribution Date Occurring In          Shift
                                                   Percentage
              ---------------------------------------------------
              March 2006 through February              0%
                2011..................
              ---------------------------------------------------
              March 2011 through February              30%
                2012..................
              ---------------------------------------------------
              March 2012 through February              40%
                2013..................
              ---------------------------------------------------
              March 2013 through February              60%
                2014..................
              ---------------------------------------------------
              March 2014 through February              80%
                2015..................
              ---------------------------------------------------
              March 2015 and thereafter...............100%....
              ---------------------------------------------------

            Similar Law: As defined in Section 6.02(e).

            Sponsor: Bank of America, National Association.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS Interest and Class 7-LS Interest equal to the ratio among the Group Subordinate Amounts of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6 and Loan Group 7.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Loan Group, 100% minus the Senior Percentage for such Loan Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Loan Group, 100% minus the Senior Prepayment Percentage for such Loan Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group, an amount equal to the sum of (i) the Subordinate Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group and (ii) the Subordinate Prepayment Percentage of (1) the applicable Non-PO Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in this Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Telerate Page 3750: As defined in Section 5.09.

            Total Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

            Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Non-PO Certificates immediately prior to such Distribution Date by the aggregate Pool Stated Principal Balance (Non-PO Portion) of all Loan Groups for such Distribution Date.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account or the Reserve Fund, in accordance with this Agreement, REO Property, the Primary Insurance Policies, any other Required Insurance Policy, the right to receive any BPP Mortgage Loan Payment and the Trustee's rights under the Yield Maintenance Agreement.

            Trustee: Wells Fargo Bank, N.A., and any successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0045% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Middle-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 1-LPO Interest, Class 1-LWIO Interest, Class 2-L Interest, Class 2-LS Interest, Class 2-LPO Interest, Class 2-LWIO Interest, Class 3-L Interest, Class 3-LS Interest, Class 3-LPO Interest, Class 3-LWIO Interest, Class 4-L Interest, Class 4-LS Interest, Class 4-LPO Interest, Class 4-LWIO Interest, Class 5-L Interest, Class 5-LS Interest, Class 5-LPO Interest, Class 5-LWIO Interest, Class 6-L Interest, Class 6-LS Interest, Class 6-LPO Interest, Class 6-LWIO Interest, Class 7-L Interest, Class 7-LS Interest, Class 7-LPO Interest and Class 7-LWIO Interest are Uncertificated Lower-Tier Interests.

            Uncertificated Middle-Tier Interest: A regular interest in the Middle-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-CB-M1 Interest, Class 1-CB-MIO Interest, Class 1-CB-MPO Interest, Class 2-CB-M1 Interest, Class 2-CB-MIO Interest, Class 2-CB-MPO Interest, Class 3-CB-M1 Interest, Class 3-CB-MIO Interest, Class 3-CB-MPO Interest, Class 4-CB-M1 Interest, Class 4-CB-MIO Interest, Class 4-CB-MPO Interest, Class 5-A-M1 Interest, Class 5-A-M3 Interest, Class 5-A-MUR Interest, Class 5-MIO Interest, Class 5-MPO Interest, Class 6-A-M1 Interest, Class 6-15-MIO Interest, Class 6-15-MPO Interest, Class 7-A-M1 Interest, Class 7-15-MIO Interest, Class 7-15-MPO Interest, Class B-M1 Interest, Class B-M2 Interest, Class B-M3 Interest, Class B-M4 Interest, Class B-M5 Interest and Class B-M6 Interest are Uncertificated Middle-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America.

            Upper-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Middle-Tier Interests and such amounts as shall from time to time be deemed to be held in the Upper-Tier Certificate Sub-Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Class CB-IO Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 5-A-2 Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 5-IO Certificates, (d) 1% of all Voting Rights shall be allocated to the Holders of the Class 15-IO Certificates, (e) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate and (f) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Yield Maintenance Agreement: The yield maintenance agreement between the Trustee, on behalf of the Trust, and the Counterparty, which will be for the benefit of the Class 5-A-1 Certificates, substantially in the form attached hereto as Exhibit S. The Yield Maintenance Agreement shall not be an asset of any REMIC formed under this Agreement.

            Yield Maintenance Agreement Payment: For any Distribution Date (other than the Distribution Date in March 2006) prior to and including the Distribution Date in August 2009, the amount, if any, required to be paid by the Counterparty to the Trustee under the Yield Maintenance Agreement.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

            Section 1.03 Fiscal Year. The fiscal year of the Trust will be the calendar year.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In addition, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, the Depositor's rights to receive any BPP Mortgage Loan Payment. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

            (b) In connection with such transfer and assignment, the Depositor shall deliver or cause to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the holders of the Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wells Fargo Bank, N.A., as trustee for the holders of the Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions of the type described in Section 2.04
      (viii)) on the Mortgaged Property senior to the lien of the Mortgage or
      (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement, if any;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if any, has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. Set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause the Custodian to deliver to the Depositor, the Trustee and the Servicer a certification in the form of Exhibit M hereto (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession, and shall deliver to the Depositor, the Trustee and the Servicer a certification in the form of Exhibit N hereto (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b).

            If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Servicer Custodial Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan and shall not be deemed to have certified that the content of such title search or opinion of counsel is sufficient to meet the requirements of Section 2.01(b)(v).

            Section 2.03 Representations and Warranties of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally or creditors of national banks and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            (v) The Servicer has fully furnished, and shall continue to fully furnish for so long as it is servicing the Mortgage Loans hereunder, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the related Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders. Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the representations or warranties set forth in this Section 2.03, the party discovering such breach shall give prompt written notice to the other parties.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, all applicable predatory and abusive lending laws, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) (A) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, (B) a title search has been done showing no lien (other than the exceptions contained in (viii)(A) and (B) above) on the related Mortgaged Property senior to the lien of the Mortgage or (C) in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received. For each Mortgage Loan covered by a title insurance policy (x) the Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and (y) no claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 10 to 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) Other than any Borrowers Protection Plan(R) addendum to the Mortgage Note of a BPP Mortgage Loan, the Mortgage Note and Mortgage are on forms acceptable to Fannie Mae or Freddie Mac.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) Each appraisal of the related Mortgaged Property, is in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buy-down" feature.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Primary Insurance Policy to which any Mortgage Loan is subject will be issued by an insurer acceptable to Fannie Mae or Freddie Mac, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by Fannie Mae. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) No Mortgage Loan is secured by a long-term residential lease.

            (xxxvii) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxviii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxix) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            (xl) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            (xli) No Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

            (xlii) No Mortgage Loan is subject to the provisions of the Home Ownership and Equity Protection Act of 1994, as amended.

            (xliii) No Group 1, Group 2, Group 3 and Group 4 Mortgage Loan is a "high cost home," "covered," "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

            (xliv) With respect to each Group 1, Group 2, Group 3 and Group 4 Mortgage Loan: (a) no borrower was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit; (b) no borrower obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Mortgage Loan; and (c) no proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan.

            (xlv) No Group 1, Group 2, Group 3 and Group 4 Mortgage Loan provides for the payment of a prepayment premium.

            (xlvi) No Group 1, Group 2, Group 3 and Group 4 Mortgage Loan originated on or after August 1, 2004 requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

            (xlvii) As of the date of origination, no Group 1, Group 2, Group 3 and Group 4 Mortgage Loan had a principal balance in excess of Freddie Mac's dollar amount limits for conforming one- to four-family mortgage loans.

            (xlviii) With respect to each Group 1, Group 2, Group 3 and Group 4 Mortgage Loan, no borrower was encouraged or required to select a mortgage loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the borrower's application to such affiliate for underwriting consideration.

            (xlix) The methodology used in underwriting the extension of credit for each Group 1, Group 2, Group 3 and Group 4 Mortgage Loan employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had the reasonable ability to make timely payments on the Mortgage Loan.

            (l) No borrower under a Group 1, Group 2, Group 3 and Group 4 Mortgage Loan was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the Cut-off Date Principal Balance of such Mortgage Loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by any of the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach (in the case of the representations and warranties set forth in clauses
(i) through (xli) of this Section 2.04) materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a custodial agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. In addition to the foregoing, if a breach of the representation set forth in clause (vi) of this Section 2.04 occurs as a result of a violation of an applicable predatory or abusive lending law, the Depositor shall reimburse the Trust for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). The Repurchase Price of any repurchase described in this paragraph, the Substitution Adjustment Amount, if any, and any Reimbursement Amount shall be deposited in the Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Senior Certificates (other than the Class CB-IO, Class CB-PO, Class 5-A-R, Class 15-IO and Class 15-PO Certificates), the Classes of Class B Certificates and each Component as "regular interests" and the Class R-U Interest as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated Middle-Tier Interests as classes of "regular interests" and the Class R-M Interest as the single class of "residual interest" in the Middle-Tier REMIC and
(ii) the Uncertificated Lower-Tier Interests as classes of "regular interests" and the Class R-L Interest as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC, Middle-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC, Middle-Tier REMIC and Lower-Tier REMIC is March 25, 2036.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Middle-Tier REMIC and the Certificateholders and that it holds the Uncertificated Middle-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Uncertificated Lower-Tier Interests and Uncertificated Middle-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Middle-Tier Interests and the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments or agreements of satisfaction, cancellation, default, assumption, modification, discharge, partial or full release, and all other comparable instruments and agreements, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. To the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence, the Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer. Alternatively, upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any additional powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            (e) Notwithstanding the foregoing, to the extent the Servicer engages any affiliate or third party vendor, including any Subservicer, in connection with the performance of any of its duties under this Agreement, the Servicer shall immediately notify the Depositor in writing of such engagement. To the extent the Depositor notifies the Servicer and the Trustee that it has determined that any such affiliate, third party vendor or Subservicer is a Servicing Function Participant, the Servicer shall cause such Servicing Function Participant to prepare a separate assessment and attestation report, as contemplated by Section 3.19 of this Agreement and deliver such report to the Trustee as set forth in Section 3.22 of this Agreement. In addition, to the extent the Depositor notifies the Servicer and the Trustee that it has determined that any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB (an "Additional Servicer"), the Servicer shall cause such Additional Servicer to prepare a separate compliance statement as contemplated by Section 3.18 of this Agreement and deliver such statement to the Trustee as set forth in Section 3.22 of this Agreement. In addition, if the Depositor determines any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB, the Servicer shall cause such Servicing Function Participant to provide the Depositor and the Trustee the information required by Section 1108(b) and 1108(c) of Regulation AB within two Business Days following such engagement. To the extent the Servicer terminates any such Servicing Function Participant that the Depositor has determined is a "servicer" within the meaning of Item 1101 of Regulation AB, the Servicer shall provide the Depositor and the Trustee the information required to enable the Trustee to accurately and timely report such event under Item 6.02 of Form 8-K (if the Trust's Exchange Act reporting requirements have not been suspended pursuant to Section 15(d) of the Exchange Act as set forth in 3.22(g)).

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims; Collections of BPP Mortgage Loan Payments. (a) With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with Fannie Mae requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            (b) The Servicer shall take all actions necessary to collect, on behalf of the Trust, any BPP Mortgage Loan Payments required to be made to the Trust pursuant to the Mortgage Loan Purchase Agreement.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section
3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Sections 7.02 and 8.05. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of such predecessor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Servicer (or the Trust if the predecessor Servicer is unable to fulfill its obligations hereunder) for all Servicing Transfer Costs.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; Reserve Fund; Yield Maintenance Agreement. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a), and other than any Excess Proceeds and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices, all Substitution Adjustment Amounts and all Reimbursement Amounts, to the extent received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any Compensating Interest;

            (viii) any Recoveries; and

            (ix) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others; provided that such commingling of funds shall not be permitted at any time during which Fitch's senior long-term unsecured debt rating of Bank of America is below "A." Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account, which shall be deemed to consist of nine sub-accounts. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer, in the case of the Servicer Custodial Account, or the Trustee, in the case of the Certificate Account, in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Servicer Custodial Account Reinvestment Income shall be for the benefit of the Servicer as part of its Servicing Compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall designate each of the Middle-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, be deemed to deposit into the Middle-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount. The Trustee shall then immediately, from funds available in the Middle-Tier Certificate Sub-Account, be deemed to deposit into the Upper-Tier Certificate Sub-Account, the Middle-Tier Distribution Amount.

            (g) (i) The Trustee shall establish and maintain the Reserve Fund, held in trust for the benefit of the Holders of the Class 5-A-1 Certificates. The Trustee shall deposit in the Reserve Fund on the date received by it the Yield Maintenance Agreement Payment, if any, received from the Counterparty for the related Distribution Date. Funds on deposit in the Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall withdraw from the Reserve Fund the Yield Maintenance Agreement Payment, if any, received in respect of such Distribution Date and shall distribute such amount to the Class 5-A-1 Certificates.

            (ii) The Trustee shall account for the Reserve Fund and the Yield Maintenance Agreement and the rights with respect thereto as assets of the Grantor Trust and not as assets of any REMIC created pursuant to this Agreement. The beneficial owners of the Yield Maintenance Agreement and the Reserve Fund are the Holders of the Class 5-A-1 Certificates.

            (iii) Any amounts in the Reserve Fund paid by the Trustee pursuant to this Section 3.08(g) to the Class 5-A-1 Certificates shall be accounted for by the Trustee as amounts paid to the Class 5-A-1 Certificates from the Grantor Trust. In addition, the Trustee shall account for the right of the Class 5-A-1 Certificates to receive amounts from the Reserve Fund as rights in limited recourse interest rate cap contracts written by the Counterparty in favor of the Class 5-A-1 Certificates.

            (h) For federal tax return and information reporting purposes, the right of the Holders of the Class 5-A-1 Certificates to receive payments under the Yield Maintenance Agreement shall be assigned a value of zero as of the Closing Date.

            (i) For so long as the Trustee is required to file any report with the Securities and Exchange Commission pursuant to Section 3.22, the Sponsor shall furnish to the Trustee, on each Distribution Date, the "significance estimate" of the Yield Maintenance Agreement calculated in accordance with Item 1115 of Regulation AB as of such Distribution Date.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "Bank of America, National Association, in trust for registered holders of Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the Servicing Compensation to which it is entitled pursuant to Section 3.17;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) (including amounts received in respect of BPP Mortgage Loan Payments for such Mortgage Loan) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance. The Servicer shall notify the Depositor and the Trustee of the amount, purpose and party paid pursuant to clause (vi) above.

            (b) The Trustee shall be deemed to withdraw funds from the applicable Certificate Account sub-accounts for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account and any other amounts (other than the Trustee Fee) due to it under this Agreement for the related Distribution Date;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 10.01.

            The Trustee shall notify the Depositor and the Servicer of the amount and purpose of any payments made pursuant to clause (ii) above (other than any earnings or investment income with respect to funds in the Certificate Account).

            (c) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates, the Class CB-IO Certificates, the Class CB-PO Certificates, the Class 5-A-R Certificate (in respect of the Class R-U Interest), the Class 15-IO Certificates and the Class 15-PO Certificates as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of Fannie Mae or Freddie Mac. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days' prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage or if an instrument of release is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument, the Servicer shall execute an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the Officer's Certificate described in the previous sentence and the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional Servicing Compensation.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. Subject to Section 3.21, the Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Interest Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional Servicing Compensation pursuant to
Section 3.17.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall deliver to the Servicer the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            Upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer shall give an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to Be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date; provided, however, that the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

            Any additional Servicing Compensation shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Section 3.18 Annual Statement as to Compliance. The Trustee and the Servicer shall deliver, and the Servicer shall cause each Additional Servicer engaged by it to deliver, in electronic form to the Depositor, the Trustee and each Rating Agency on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), followed by a hard copy within 10 calendar days, commencing in March 2007, a certificate in the form required by Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Trustee, the Servicer or the Additional Servicer, as the case may be, has reviewed (or a review has been made under his or her supervision of) such party's activities under this Agreement or such other applicable agreement in the case of an Additional Servicer, during the prior calendar year or portion thereof and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout the prior calendar year or portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such certificate, the Depositor shall review such certificate and, if applicable, consult with the Servicer and the Trustee as to the nature of any failure to fulfill any obligation under the Agreement, or such other applicable agreement in the case of an Additional Servicer, in any material respect.

            Section 3.19 Assessments of Servicing Compliance; Registered Public Accounting Firm Attestation Reports. (a) Each of the Servicer and the Trustee, at its own expense, shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at such party's expense, to the Trustee and the Depositor in electronic form, not later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), followed by a hard copy within 10 calendar days, commencing in March 2007, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to it, (C) such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22, including, if there has been any material instance of noncompliance with the Servicing Criteria applicable to it, an identification of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Servicing Criteria applicable to such party as of and for such period.

            Each such assessment of compliance report shall be addressed to the Depositor and the Servicer and signed by an authorized officer of the applicable party, and shall address each of the Relevant Servicing Criteria set forth on Exhibit Q hereto, or as set forth in the notification furnished to the Depositor and the Trustee pursuant to Section 3.19(c). The Servicer and the Trustee hereby acknowledge and agree that their respective assessments of compliance will cover the items identified on Exhibit Q hereto as being covered by such party. The parties to this Agreement acknowledge that where a particular Servicing Criterion has multiple components, each party's assessment of compliance (and related attestation of compliance) will relate only to those components that are applicable to such party. Promptly after receipt of each such report on assessment of compliance, the Depositor shall review each such report and, if applicable, consult with the Servicer or the Trustee as to the nature of any material instance of noncompliance with the Servicing Criteria applicable to it (or any Servicing Function Participant engaged or utilized by the Servicer or the Trustee, as applicable).

            (b) Each of the Servicer and the Trustee, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it, at such party's expense, to cause, not later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period), commencing in March 2007, a registered public accounting firm (which may also render other services to the Servicer, the Trustee, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish electronically a report to the Trustee and the Depositor (with a hard copy to follow within 10 calendar days), to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Servicing Criteria applicable to it, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's assessment of compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's registration statement on Form S-3 relating to the Offered Certificates and the Form 10-K for the Trust.

            Promptly after receipt of each such accountants' attestation report, the Depositor shall review the report and, if applicable, consult with the Servicer or the Trustee if such report (i) states that a party's assessment of compliance was not fairly stated in any material respect or (ii) is unable to state an overall opinion.

            (c) No later than 30 days following the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, (i) the Servicer shall forward to the Trustee and Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant and (ii) the Trustee shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant, in each case to the extent of any change from the prior year's notice, if any.

            (d) Beginning with fiscal year 2008 and thereafter, none of the Servicer, the Trustee or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of any such assessments or attestation reports until April 15 unless such party has received written notice from the Depositor that a Form 10-K is required to be filed in respect of the Trust for the preceding fiscal year.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.
(a)Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) forgive principal owing under such Mortgage Loan or permanently reduce the interest rate on such Mortgage Loan;

            (ii) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (iii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iv) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in the case of clauses (ii) through (iv) above, (A) such Mortgage Loan is 90 days or more past due or (B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC. Notwithstanding the foregoing, no Opinion of Counsel need be delivered if the purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a partial Principal Prepayment; provided that the Mortgage Loan is fully amortized by its original maturity date. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional Servicing Compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional Servicing Compensation.

            (d) The Servicer shall notify the Depositor and the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business
Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor to enable the Depositor to satisfy its reporting requirements under the Exchange Act and the parties hereto shall reasonably cooperate to enable the Securities and Exchange Commission requirements with respect to the Depositor to be met in the event that the Securities and Exchange Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this
Section 3.22, to be conducted or allocated in a different manner. Without limiting the generality of the foregoing, the Trustee shall prepare on behalf of the Depositor any Current Reports on Form 8-K (each, a "Form 8-K"), Distribution Reports on Form 10-D (each, a "Form 10-D") and Annual Reports on Form 10-K (each, a "Form 10-K") as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, the Servicer shall sign and the Trustee shall file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor. Notwithstanding the foregoing, the Depositor shall file the Form 8-Ks in connection with the issuance of the Certificates.

            (b) Each Form 10-D shall be filed by the Trustee within 15 days after each Distribution Date and will include a copy of the monthly statement to Certificateholders delivered pursuant to Section 5.04(b) (each, a "Distribution Date Statement") for such Distribution Date as an exhibit thereto. In addition, the Trustee shall include under Item 1 of each Form 10-D any information required by Item 1121 of Regulation AB to the extent relevant that is not included on the Distribution Date Statement. Any information in addition to the Distribution Date Statement and any other information required by Item 1121 of Regulation AB ("Additional Form 10-D Information") shall be determined by the party preparing such information as set forth on Exhibit R-1 hereto and the Trustee shall compile such information pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Information, except to the extent of its obligations as set forth in the next paragraph.

            As set forth on Exhibit R-1 hereto, within 5 calendar days after the related Distribution Date, certain parties hereto shall be required to provide to the Depositor and the Trustee, to the extent known by such parties, any Additional Form 10-D Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Information on Form 10-D pursuant to this paragraph, including converting any such information to an EDGAR-compatible format.

            After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor and the Servicer for review. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, the Depositor and Servicer shall each indicate to the Trustee their consent to the form and substance of the draft Form 10-D (which consent may be in electronic form). If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D. The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

            (c) On or before 90 days after the end of each fiscal year of the Trust (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission) (the "10-K Filing Deadline") commencing in 2007, the Trustee shall file a Form 10-K, in form and substance as required by applicable law or applicable Securities and Exchange Commission staff interpretations. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement: (i) an annual compliance statement for the Trustee, the Servicer and each Additional Servicer, as described under Section 3.18, (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for the Servicer, the Trustee and each Servicing Function Participant, as described under Section 3.19, and
(B) if the Servicer's, the Trustee's or each Servicing Function Participant's report on assessment of compliance with Servicing Criteria described under
Section 3.19 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be,
(iii)(A) the registered public accounting firm attestation report for the Servicer, the Trustee and each Servicing Function Participant, as described under Section 3.19, and (B) if any registered public accounting firm attestation report described under Section 3.19 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, and (iv) a Certification as described in this
Section 3.22(c). Any information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Information") shall be prepared by the party responsible for preparing such information as set forth on Exhibit R-2 hereto and the Trustee shall compile such information pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Information, except to the extent of its obligations as set forth in the next paragraph.

            As set forth on Exhibit R-2 hereto, no later than March 1st of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, certain parties to this Agreement shall be required to provide to the Trustee and the Depositor, to the extent known by such applicable parties, any Additional Form 10 K Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Information on Form 10-K pursuant to this paragraph, including converting any such information to an EDGAR-compatible format.

            After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor and the Servicer for review. No later than the close of business on the third Business Day prior to the 10-K Filing Deadline, a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K, together with a signed copy of the certification (the "Certification") attached hereto as Exhibit O and required to be included with each Form 10-K pursuant to the Sarbanes-Oxley Act of 2002, as amended (with an original executed hard copy of each to follow by overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(c) relating to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.22, Section 3.18 and Section
3.19. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Trustee shall provide to the Servicer, on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period), followed by a hard copy within 10 days, commencing in March 2007, and otherwise within a reasonable period of time upon request, a certification in the form attached hereto as Exhibit P. In the event the Trustee is terminated or resigns pursuant to the terms of this Agreement, such Trustee shall provide a certification in the form attached hereto as Exhibit P with respect to the period of time it was subject to this Agreement. In addition, the Trustee shall indemnify and hold harmless the Depositor, the Servicer and the Sponsor and their officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in (i) the assessment of compliance with the Servicing Criteria pursuant to Section 3.19 provided by Trustee or any Servicing Function Participant appointed by the Trustee and (ii) the certification provided by the Trustee pursuant to this Section 3.22(c), any breach of the obligations under Sections 3.19 and 3.22(c) of the Trustee or any Servicing Function Participant appointed by the Trustee or the Trustee's or such Servicing Function Participant's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Servicer and the Sponsor and their officers, directors and affiliates, then the Trustee agrees that it shall contribute to the amount paid or payable by the Depositor, the Servicer and the Sponsor, any of their officers, directors or affiliates as a result of the losses, claims, damages or liabilities of the Depositor, the Servicer or the Sponsor, any of their officers, directors or affiliates in such proportion as is appropriate to reflect the relative fault of the Depositor, the Servicer and the Sponsor and each of their officers, directors and affiliates on the one hand and the Trustee on the other in connection with a breach of the Trustee's obligations under this Section 3.22(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith.

            (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and also if requested by the Depositor, the Trustee shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any information related to a Reportable Event or that is otherwise required to be included on Form 8-K (such information, "Form 8-K Information") shall be reported to the Depositor and the Trustee by the parties set forth on Exhibit R-3 hereto and compiled by the Trustee pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Information or any Form 8-K, except to the extent of its obligations as set forth in the next paragraph.

            As set forth on Exhibit R-3 hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than 12:00 noon on the second Business Day after the occurrence of a Reportable Event certain parties to this Agreement shall be required to provide to the Depositor and the Trustee, to the extent known by such applicable parties, any Form 8-K Information, if applicable. The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Information on Form 8-K pursuant to this paragraph, including converting any such information to an EDGAR-compatible format.

            After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review, verification and execution by the Depositor. No later than 12:00 noon on the fourth Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee. Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will, make available on its internet website a final executed copy of each Form 8-K filed by it. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). The Depositor acknowledges that the performance by the Trustee of its duties under this Section 3.22(d) related to the timely preparation and filing of Form 8-K is contingent upon the parties to this Agreement and any other Person obligated to provide Form 8-K Information as set forth on Exhibit R-3 hereto, observing all applicable deadlines in the performance of their duties under this
Section 3.22(d). The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

            (e) In the event that the Trustee is unable to timely file with the Securities and Exchange Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Depositor and the Servicer by telephone. In the case of Form 10-D and Form 10-K, the Depositor, Servicer and Trustee will cooperate to prepare and file a Form 12b-25 pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all information required to be included on Form 8-K, file such Form 8-K. Within 5 calendar days following the original due date of the Form 10-D, the Trustee shall prepare and file the related Form 10-D. Within 15 calendar days following the original due date of the Form 10-K, the Trustee shall prepare and file the related Form 10-K. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, Form 10-D or Form 10-K is required will notify the Depositor, the Trustee and the Servicer and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 12b-25 or any amendment to Form 10-D or Form 10-K shall be signed by a senior officer of the Servicer in charge of the servicing function. Any amendment to Form 8-K or any Form 15 (as described in Section 3.22(g)) shall be signed by an officer of the Depositor. The Depositor and Servicer acknowledge that the performance by the Trustee of its duties under this Section 3.22(e) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon the Servicer and the Depositor performing their duties under this Section. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            (f) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver or otherwise make available to the Depositor a copy of any such executed report, statement or information.

            (g) The obligations set forth in paragraphs (a) through (f) of this Section shall only apply with respect to periods for which the Trustee is obligated to file reports on Form 8-K, 10-D or 10-K. Unless otherwise instructed by the Depositor, prior to January 30th of the first year in which the Trustee is permitted to do so under Section 15(d) of the Exchange Act and other applicable law and regulations, the Trustee shall prepare and file with the Securities and Exchange Commission a Form 15 Suspension Notification with respect to the Trust, with a copy to the Depositor. At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 10-D and 10-K as required pursuant to this Section and the parties hereto will again have the obligations set forth in paragraphs (a) through (f) of this Section.

            (h) The Depositor, the Trustee and the Servicer shall notify the Depositor and the Trustee of any proceedings of the type described in Item 1117 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof. In addition, the Depositor, the Trustee and the Servicer shall notify the Depositor and the Trustee of any affiliations or relationships that develop following the Closing Date between the Depositor, the Trustee or the Servicer and any of parties listed in Item 1119 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute or be deemed to distribute, as applicable, out of the Certificate Account, the Middle-Tier Certificate Sub-Account or the Upper-Tier Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than the Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amount payable to the Trustee pursuant to Section 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the Business Day following the related Determination Date, and shall apply such funds (or be deemed to apply such funds, as applicable), first to the payment to itself of the amount payable with respect to such Loan Group pursuant to Section 3.11(b)(i) and then to distributions on the Certificates, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1, paying Group 2 solely from the Pool Distribution Amount for Loan Group 2, paying Group 3 solely from the Pool Distribution Amount for Loan Group 3, paying Group 4 solely from the Pool Distribution Amount for Loan Group 4, paying Group 5 solely from the Pool Distribution Amount for Loan Group 5, paying Group 6 solely from the Pool Distribution Amount for Loan Group 6, paying Group 7 solely from the Pool Distribution Amount for Loan Group 7 and paying the Class B Certificates from the remaining combined Pool Distribution Amounts from all the Loan Groups, in the following order of priority and to the extent of such funds:

            (i) concurrently, to each Class of Senior Certificates and IO Component of such Group, if any, pro rata, an amount allocable to interest equal to the Interest Distribution Amount or Component Interest Distribution Amount for such Class or Component and any shortfall being allocated among such Classes or Component in proportion to the amount of the Interest Distribution Amount or Component Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) concurrently, to the Senior Non-PO Certificates of such Group and the applicable PO Component of such Group, or in the case of Group 5, the Class 5-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Senior Non-PO Certificates of such Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the PO Component of such Group, or in the case of Group 5, the Class 5-PO Certificates, in an aggregate amount up to the PO Principal Amount for such Group;

            (iii) to the PO Component of such Group, or in the case of Group 5, the Class 5-PO Certificates, any PO Deferred Amount (after giving effect to the distribution to such PO Component or the Class 5-PO Certificates of the PO Recovery for the Related Loan Group), up to the Subordinate Principal Distribution Amounts for such Distribution Date from amounts otherwise distributable to the Class B Certificates, first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Class B-2 Certificates pursuant to clause (iv)(D) below and, finally, to the Class B-1 Certificates pursuant to clause (iv)(B) below;

            (iv) to each Class of Class B Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts of the PO Components and the Class 5-PO Certificates pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts of the PO Components and the Class 5-PO Certificates pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts of the PO Components and the Class 5-PO Certificates pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts of the PO Components and the Class 5-PO Certificates pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts of the PO Components and the Class 5-PO Certificates pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the PO Deferred Amounts of the PO Components and the Class 5-PO Certificates pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

                  (v) to the Holder of the Class 5-A-R Certificate, any amounts remaining in the Upper-Tier Certificate Sub-Account and the Middle-Tier Certificate Sub-Account and any remaining Pool Distribution Amounts.

            No Class of Certificates or Component will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" or clause (ii) of the definition of "Component Interest Distribution Amount" after its Class Certificate Balance or Notional Amount has been reduced to zero.

            For any Group and on any Distribution Date, amounts distributed in respect of the PO Deferred Amounts (including the distribution of the PO Recoveries) will not reduce the Component Balance of the applicable PO Component or the Class Certificate Balance of the Class 5-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class or the Component Interest Distribution Amount for an IO Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," or "Component Interest Distribution Amount," as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, the Trustee shall distribute any Reimbursement Amount sequentially to the Classes of Certificates then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Pool Distribution Amount for the applicable Loan Group.

            On each Distribution Date, the Trustee shall distribute any PO Recovery for Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4 to the Holders of the Class CB-PO Certificates, any PO Recovery for Loan Group 5 to the Holders of the Class 5-PO Certificates and any PO Recovery for Loan Group 6 or Loan Group 7 to the Holders of the Class 15-PO Certificates.

            In the event that on any Distribution Date, the Subordinate Principal Distribution Amounts for the Loan Groups are insufficient to reduce the PO Deferred Amounts of the PO Components and the Class 5-PO Certificates to zero, the amount that is available shall be distributed among such Components and Class pro rata based on the PO Deferred Amounts.

                  (vi) Distributions on the Uncertificated Lower-Tier Interests.
            On each Distribution Date, interest shall be distributed in respect of the Uncertificated Lower-Tier Interests (other than the Class 1-LPO Interest, Class 2-LPO Interest, Class 3-LPO Interest, Class 4-LPO Interest, Class 5-LPO Interest, Class 6-LPO Interest and Class 7-LPO Interest) at the pass-through rate thereon, as described in the next to last paragraph of this Section 5.02(a)(vi). All distributions of principal shall be made first to the Class 1-LPO Interest, Class 2-LPO Interest, Class 3-LPO Interest, Class 4-LPO Interest, Class 5-LPO Interest, Class 6-LPO Interest and Class 7-LPO Interest, so as to keep the principal balances thereof at all times equal to the Component Balances or Class Certificate Balance, as the case may be, of the Class 1-CB-PO Component, the Class 2-CB-PO Component, the Class 3-CB-PO Component, the Class 4-CB-PO Component, the Class 5-PO Certificates, the Class 6-15-PO Component and the Class 7-15-PO Component, respectively; second, to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS Interest and the Class 7-LS Interest, so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6 and Loan Group 7, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS Interest and Class 7-LS Interest, such that the Subordinate Balance Ratio is maintained), and third, any remaining principal to the Class 1-L Interest, Class 2-L Interest, Class 3-L Interest, Class 4-L Interest, Class 5-L Interest, Class 6-L Interest and Class 7-L Interest. Any distributions of principal made to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made from the Group 1 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "1," from the Group 2 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "2," from the Group 3 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "3," from the Group 4 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "4," from the Group 5 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "5," from the Group 6 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "6" and from the Group 7 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "7."

            Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LPO Interest, Class 2-LPO Interest, Class 3-LPO Interest, Class 4-LPO Interest, Class 5-LPO Interest, Class 6-LPO Interest and Class 7-LPO Interest, so as to keep their principal balances equal to the Component Balances or Class Certificate Balance, as the case may be, of the Class 1-CB-PO Component, the Class 2-CB-PO Component, the Class 3-CB-PO Component, the Class 4-CB-PO Component, the Class 5-PO Certificates, the Class 6-15-PO Component and the Class 7-15-PO Component, respectively; second, to the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS Interest and Class 7-LS Interest, so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6 and Loan Group 7, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS Interest and Class 7-LS Interest such that the Subordinate Balance Ratio is maintained); and third, the remaining Realized Losses shall be allocated to the Class 1-L Interest, Class 2-L Interest, Class 3-L Interest, Class 4-L Interest, Class 5-L Interest, Class 6-L Interest and Class 7-L Interest. Any Realized Losses allocated to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "3," (d) from Realized Losses allocated to Loan Group 4 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "4," (e) from Realized Losses allocated to Loan Group 5 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "5," (f) from Realized Losses allocated to Loan Group 6 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "6" and (g) from Realized Losses allocated to Loan Group 7 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "7."

            As of any date, the aggregate principal balance of the Class 1-L Interest and the Class 1-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 1. As of any date, the aggregate principal balance of the Class 2-L Interest and the Class 2-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 4. As of any date, the aggregate principal balance of the Class 5-L Interest and the Class 5-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 5. As of any date, the aggregate principal balance of the Class 6-L Interest and the Class 6-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 6. As of any date, the aggregate principal balance of the Class 7-L Interest and the Class 7-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 7. As of any date, (i) the principal balance of the Class 1-LPO Interest will be equal to the Component Balance of the Class 1-CB-PO Component, (ii) the principal balance of the Class 2-LPO Interest will be equal to the Component Balance of the Class 2-CB-PO Component, (iii) the principal balance of the Class 3-LPO Interest will be equal to the Component Balance of the Class 3-CB-PO Component, (iv) the principal balance of the Class 4-LPO Interest will be equal to the Component Balance of the Class 4-CB-PO Component, (v) the principal balance of the Class 5-LPO Interest will be equal to the Class Certificate Balance of the Class 5-PO Certificates, (vi) the principal balance of the Class 6-LPO Interest will be equal to the Component Balance of the Class 6-15-PO Component and (vii) the principal balance of the Class 7-LPO Interest will be equal to the Component Balance of the Class 7-15-PO Component. As of any date, (i) the notional amount of the Class 1-LWIO Interest will be equal to the Class 1-CB-IO Notional Amount,
(ii) the notional amount of the Class 2-LWIO Interest will be equal to the Class 2-CB-IO Notional Amount, (iii) the notional amount of the Class 3-LWIO Interest will be equal to the Class 3-CB-IO Notional Amount, (iv) the notional amount of the Class 4-LWIO Interest will be equal to the Class 4-CB-IO Notional Amount,
(v) the notional amount of the Class 5-LWIO Interest will be equal to the Class 5-IO Notional Amount, (vi) the notional amount of the Class 6-LWIO Interest will be equal to the Class 6-15-IO Notional Amount and (vii) the notional amount of the Class 7-LWIO Interest will be equal to the Class 7-15-IO Notional Amount.

            The pass-through rate with respect to the Class 1-L Interest and the Class 1-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 3-L Interest and the Class 3-LS Interest shall be 6.500% per annum. The pass-through rate with respect to the Class 4-L Interest and the Class 4-LS Interest shall be 6.500% per annum. The pass-through rate with respect to the Class 5-L Interest and the Class 5-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 6-L Interest and the Class 6-LS Interest shall be 5.500% per annum. The pass-through rate with respect to the Class 7-L Interest and the Class 7-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 1-LWIO Interest, Class 2-LWIO Interest, Class 3-LWIO Interest, Class 4-LWIO Interest, Class 5-LWIO Interest, Class 6-LWIO Interest and Class 7-LWIO Interest shall be the same as the Pass-Through Rate for the Class 1-CB-IO Component, Class 2-CB-IO Component, Class 3-CB-IO Component, Class 4-CB-IO Component, Class 5-IO Certificates, Class 6-15-IO Component and Class 7-15-IO Component, respectively, as each such rate is described in the Preliminary Statement. The Class 1-LPO Interest, Class 2-LPO Interest, Class 3-LPO Interest, Class 4-LPO Interest, Class 5-LPO Interest, Class 6-LPO Interest and Class 7-LPO Interest are principal-only interests and are not entitled to distributions of interest.

            Any Non-Supported Interest Shortfalls and Relief Act Reductions will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest. Amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            (vii) Distributions on the Uncertificated Middle-Tier Interests. On each Distribution Date, each Uncertificated Middle-Tier Interest (other than the Class 1-CB-MIO Interest, Class 2-CB-MIO Interest, Class 3-CB-MIO Interest, Class 4-CB-MIO Interest, Class 5-MIO Interest, Class 6-15-MIO Interest and Class 7-15-MIO Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes or Component, as provided herein. On each Distribution Date, each Uncertificated Middle-Tier Interest (other than the Class 1-CB-MPO Interest, Class 2-CB-MPO Interest, Class 3-CB-MPO Interest, Class 4-CB-MPO Interest, Class 5-MPO Interest, Class 6-15-MPO Interest and Class 7-15-MPO Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class, Classes or Component, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Middle-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Middle-Tier Distribution Amount."

            As of any date, the principal balance or notional amount of each Uncertificated Middle-Tier Interest equals the aggregate of the Class Certificate Balances or Notional Amounts of the respective Corresponding Upper-Tier Class, Classes or Component or, in the case of the Class 5-A-M1 Interest, the Class Certificate Balance of the Class 5-A-1 Certificates. The initial principal balance or notional amount of each Uncertificated Middle-Tier Interest equals the aggregate of the Initial Class Certificate Balances or Initial Notional Amounts of the respective Corresponding Upper-Tier Class, Classes or Component or, in the case of the Class 5-A-M1 Interest, the Initial Class Certificate Balance of the Class 5-A-1 Certificates.

            The pass-through rate with respect to the Class 1-CB-M1 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 2-CB-M1 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 3-CB-M1 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class 4-CB-M1 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class 5-A-M1 Interest, Class 5-A-M3 Interest and Class 5-A-MUR Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 6-A-M1 Interest shall be 5.500% per annum. The pass-through rate with respect to the Class 7-A-M1 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class B-M1 Interest, Class B-M2 Interest, Class B-M3 Interest, Class B-M4 Interest, Class B-M5 Interest and Class B-M6 Interest shall be the weighted average of the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS Interest and Class 7-LS Interest. The pass-through rate with respect to the Class 1-CB-MIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 1-CB-IO Component. The pass-through rate with respect to the Class 2-CB-MIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 2-CB-IO Component. The pass-through rate with respect to the Class 3-CB-MIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 3-CB-IO Component. The pass-through rate with respect to the Class 4-CB-MIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 4-CB-IO Component. The pass-through rate with respect to the Class 5-MIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 5-IO Certificates. The pass-through rate with respect to the Class 6-15-MIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 6-15-IO Component. The pass-through rate with respect to the Class 7-15-MIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 7-15-IO Component. The Class 1-CB-MPO Interest, Class 2-CB-MPO Interest, Class 3-CB-MPO Interest, Class 4-CB-MPO Interest, Class 5-MPO Interest, Class 6-15-MPO Interest and Class 7-15-MPO Interest are principal-only interests and are not entitled to distributions of interest.

            (b) (i) With respect to the Group 1 Senior Certificates:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 1 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed to the Class 1-CB-1 Certificates until their Class Certificate Balances has been reduced to zero.

            (ii) With respect to the Group 2 Senior Certificates:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 2 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed to the Class 2-CB-1 Certificates until their Class Certificate Balance has been reduced to zero.

            (iii) With respect to the Group 3 Senior Certificates:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 3 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed to the Class 3-CB-1 Certificates until their Class Certificate Balance has been reduced to zero.

            (iv) With respect to the Group 4 Senior Certificates:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 4 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed to the Class 4-CB-1 Certificates until their Class Certificate Balance has been reduced to zero.

            (v) With respect to the Group 5 Senior Certificates:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 5 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, sequentially, as follows:

            first, to the Class 5-A-R Certificate, until its Class Certificate Balance has been reduced to zero;

            second, concurrently, to the Class 5-A-3 and Class 5-A-4 Certificates, pro rata, up to the Priority Amount for such Distribution Date;

            third, $1,000 to the Class 5-A-1 Certificates, until their Class Certificate Balance has been reduced to zero;

            fourth, sequentially, $276,897 to the Class 5-A-5 and Class 5-A-6 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

            fifth, sequentially, to the Class 5-A-1, Class 5-A-5 and Class 5-A-6 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

            sixth, concurrently, to the Class 5-A-3 and Class 5-A-4 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (vi) With respect to the Group 6 Senior Certificates:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 6 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed to the Class 6-A-1 Certificates until their Class Certificate Balance has been reduced to zero.

            (vii) With respect to the Group 7 Senior Certificates:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 7 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed to the Class 7-A-1 Certificates until their Class Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Senior Non-PO Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            The Class CB-IO, Class 5-A-2, Class 5-IO and Class 15-IO Certificates are Interest Only Certificates and are not entitled to distributions in respect of principal.

            Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date, but on or after the date on which the aggregate Class Certificate Balance of the Senior Non-PO Certificates of a Group has been reduced to zero, amounts otherwise distributable as principal payments from the Related Loan Group on the Class B Certificates will be paid as principal to the remaining Classes of Senior Non-PO Certificates together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Groups in (i), (ii), (iii), (iv), (v),
(vi) and (vii) above, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Subordinate Percentage or (b) the outstanding principal balance of the Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class B Certificates, is equal to or greater than 50%. If the Senior Non-PO Certificates of two or more Groups remain outstanding, the distributions described above will be made to the Senior Non-PO Certificates of such Groups, pro rata, in proportion to the aggregate class balance of the Senior Non-PO Certificates of each such Group. In addition, if on any Distribution Date, after giving effect to the second preceding sentence, the aggregate Class Certificate Balance of the Senior Non-PO Certificates of a Group is greater than the Adjusted Pool Amount (Non-PO Portion) of the Related Loan Group (any such Group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Class B Certificates pursuant to Section 5.02(a)(iv)(L), (J), (H), (F),
(D) and (B), in that order, will be paid as principal to the Senior Non-PO Certificates of the Undercollateralized Group together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (i), (ii), (iii), (iv), (v), (vi) or (vii) until the aggregate Class Certificate Balance of the Senior Non-PO Certificates of the Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion) of the Related Loan Group. If two or more Groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate class balance of the Senior Non-PO Certificates of each such Group exceeds the Pool Principal Balance (Non-PO Portion) of the related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls and Component Unpaid Interest Shortfalls with respect to the Undercollateralized Group (including any Class Unpaid Interest Shortfalls and Component Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Undercollateralized Group and the IO Component of such Group, if any, pursuant to Section 5.02(a)(i) prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Class B Certificates pursuant to Section 5.02(a)(iv)(L), (J), (H), (F), (D) and (B), in that order. Such amount will be paid to the Senior Non-PO Certificates and IO Components, if any, when applicable, of such Undercollateralized Group up to their Interest Distribution Amounts and Component Interest Distribution Amounts for such Distribution Date.

            The PO Deferred Amounts for the PO Components and the Class 5-PO Certificates will be paid from amounts otherwise distributable as principal on the Class B Certificates before any payments are made pursuant to the preceding paragraph.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Senior Certificates and Class B Certificates and Accrued Component Interest for the IO Components for such Distribution Date shall be reduced by such Class' or Component's pro rata share, based on such Class' Interest Distribution Amount or such Component's Component Interest Distribution Amount, as applicable, for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the Senior Credit Support Depletion Date, any other Realized Loss on the Mortgage Loans in the Related Loan Group allocable to interest and (C) Relief Act Reductions incurred on the Mortgage Loans during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Class B Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Class B Certificates, as the case may be, which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Stated Principal Balance (Non-PO Portion) for all Loan Groups (for each Class, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of Class B Certificates junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of Class B Certificates will not be used in determining the Pro Rata Share for the Class B Certificates that are not Restricted Classes. If the aggregate Class Certificate Balance of the Class B Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Class B Certificates that are Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Class B Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

            (e) Any amounts distributed to the Class 5-A-1 Certificates from the Reserve Fund shall be deemed to be a distribution to such Certificates from the Grantor Trust as payments on a notional principal contract in the nature of a cap contract written by the Counterparty in favor of the Holders of the Class 5-A-1 Certificates.

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to Section 5.03(b) below.

            (b) The Component Balance of the PO Component of each Group shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such PO Component (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            The Class Certificate Balance of the Class 5-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of such Class (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Loan Group 5 for such Distribution Date.

            The Class Certificate Balance of the Class of Class B Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO Certificates and Class B Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of the PO Deferred Amounts on such Distribution Date) equals the sum of the Adjusted Pool Amounts (Non-PO Portion) for all Loan Groups for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Non-PO Certificates of each Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the Adjusted Pool Amount (Non-PO Portion) for the Related Loan Group for such Distribution Date.

            Any such reduction or increase shall be allocated among the Senior Non-PO Certificates of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date until the Class Certificate Balances thereof have been reduced to zero.

            (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) The calculation of the amount to be distributed as principal to any Class of Class B Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Class B Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Class B Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Class B Certificates then outstanding (beginning with the Class of Class B Certificates then outstanding with the lowest numerical designation) until the respective Class Certificate Balance of each such Class is reduced to zero and then to the Senior Non-PO Certificates of such Group, pro rata, on the basis of their respective Class Certificate Balances.

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 5-A-4 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 5-A-4 Certificates will be reduced by the Class 5-A-4 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 5-A-3 Certificates will not be reduced by the Class 5-A-4 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 5-A-3 Loss Amount exceeds the Class Certificate Balance of the Class 5-A-4 Certificates prior to any reduction for the Class 5-A-4 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 5-A-3 Certificates.

            Any increase in Class Certificate Balance allocated to the Class 5-A-3 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 5-A-4 Certificates.

            (f) Notwithstanding any other provision of this Section 5.03, no Class Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates (excluding in the case of any Class of Class B Certificates any principal otherwise payable to such Class of Class B Certificates but used to pay any PO Deferred Amount).

            (g) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest as described in Section 5.02(a) and to each Uncertificated Middle-Tier Interest in an amount equal to the Realized Losses allocated to such Uncertificated Middle-Tier Interest's Corresponding Upper Tier Class, Classes or Component.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01 and with respect to subsections (xx) and (xxi) below, after consultation with the Depositor, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the date of such Distribution Date and the Determination Date for such Distribution Date;

            (ii) for each Class, the applicable Record Date and Interest Accrual Period;

            (iii) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (iv) for each Group, the amount allocable to interest, any Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall after giving effect to such distribution;

            (v) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi) the Class Certificate Balance of each Class of Certificates prior to and after giving effect to the distribution of principal on such Distribution Date;

            (vii) for each Loan Group, the Pool Stated Principal Balance for such Distribution Date;

            (viii) for each Loan Group, the Senior Percentage and the Subordinate Percentage for such Distribution Date and the Total Senior Percentage and Aggregate Subordinate Percentage for such Distribution Date;

            (ix) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (x) the Pass-Through Rate for each such Class of Certificates (or Component) with respect to such Distribution Date;

            (xi) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date, the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date and the amount of Periodic Advances reimbursed since the previous Distribution Date;

            (xii) for each Loan Group, the number and aggregate Stated Principal Balance of the Mortgage Loans, the ranges of Mortgage Interest Rates for the Mortgage Loans, separated by 0.25%, the weighted average remaining term to maturity of the Mortgage Loans and the cumulative amount of Principal Prepayments, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xiii) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or in bankruptcy) in 30-day increments until foreclosure or other disposition, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xiv) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xv) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xvi) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for such Distribution Date;

            (xvii) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group, any PO Deferred Amounts for such Distribution Date;

            (xviii) the Class 1-CB-IO Notional Amount, Class 2-CB-IO Notional Amount, Class 3-CB-IO Notional Amount, Class 4-CB-IO Notional Amount, Class CB-IO Notional Amount, Class 5-A-2 Notional Amount, Class 5-IO Notional Amount, Class 6-15-IO Notional Amount, Class 7-15-IO Notional Amount and Class 15-IO Notional Amount for such Distribution Date;

            (xix) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

            (xx) for each Loan Group the amount of total Recoveries, the PO Recovery and the Non-PO Recovery;

            (xxi) any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date and cumulatively since the Cut-off Date;

            (xxii) unless such information is set forth in the Form 10-D relating to such Distribution Date and provided the Trustee is reasonably able to include such information on the statement, any material breaches of representations and warranties relating to the Mortgage Loans and any material breach of covenants hereunder;

            (xxiii) the number and aggregate principal balance of any Mortgage Loans repurchased by the Depositor from the Trust since the previous Distribution Date; and

            (xxiv) the Yield Maintenance Agreement Payment received from the Counterparty and paid to the Class 5-A-1 Certificates.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (iii) and
(iv) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee will make the monthly statement to Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, and other parties to this Agreement via the Trustee's Internet website, initially located at "www.ctslink.com". The Trustee will also make available copies of the periodic reports the Trustee files with the Securities and Exchange Commission, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K and amendments to these reports available through this website promptly (but no later than one Business Day) after they are filed with the Securities and Exchange Commission. Assistance in using this website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way the monthly statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii), (iv) and (ix) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 5-A-R Certificate is hereby designated as the Tax Matters Person for each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC. By its acceptance of the Class 5-A-R Certificate, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on any REMIC created hereunder. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Components, the Residual Certificate, the Uncertificated Middle-Tier Interests and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of a REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of any REMIC created hereunder any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Section 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC and will not disqualify any REMIC created hereunder from treatment as a REMIC; and, provided, further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Determination of LIBOR. On each Rate Determination Date for a Class of LIBOR Certificates, the Trustee shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Reuters Telerate Service.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or
(B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date, 4.57000%.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (301) 815-6600 and make a request therefor.

            Section 5.10 Grantor Trust Administration. The Trustee shall treat the portions of the Trust Estate consisting of the Reserve Fund and the Yield Maintenance Agreement and rights with respect thereto as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this treatment. The Trustee shall furnish or cause to be furnished to the Holders of the Class 5-A-1 Certificates and shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable, their allocable shares of income and expenses with respect to the property held by the Grantor Trust (including Yield Maintenance Agreement Payments), at the time or times and in the manner required by the Code.

                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-CB-1, A-2-CB-1, A-3-CB-1, A-4-CB-1, A-CB-IO, A-CB-PO, A-5-A-1,
A-5-A-2, A-5-A-3, A-5-A-4, A-5-A-5, A-5-A-6, A-5-A-R, A-5-IO, A-5-PO, A-6-A-1,
A-7-A-1, A-15-IO, A-15-PO, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all
Certificates) and shall, on original issue, be executed by the Trustee and shall be authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section
2.01. The Classes of Certificates shall be available to investors in the minimum denominations of initial Certificate Balance or initial notional amount and the integral multiples in excess thereof as set forth in the Preliminary Statement. The Senior Certificates (other than the Class 5-A-R Certificate) and the Class B-1, Class B-2, and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If the Depository advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Trustee or the Depositor is unable to locate a qualified successor, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to such Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA,
Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in the Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in the Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in the Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in the Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in the Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in the Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in the Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds the Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in the Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of the Residual Certificate, then the prior Holder of the Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of the Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of the Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of the Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on the Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of the Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on the Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of the Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in the Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that
(a) the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (b) the Servicer and such successor or surviving Person shall notify the Depositor and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or, in the case of the Servicer, pursuant to Section 7.05. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

            Section 7.05 Assignment or Delegation of Duties by the Servicer. The Servicer shall have the right to assign its rights and delegate its duties and obligations hereunder; provided, however, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer hereunder from and after the date of such agreement; and (ii) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency. In no case, however, shall any permitted assignment and delegation relieve the Servicer of any liability to the Trustee or the Depositor under this Agreement, incurred by it prior to the time that the conditions contained in clauses (i) and (ii) above are met.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case (other than the Event of Default described in clause (e) hereof), so long as an Event of Default shall not have been remedied by the Servicer, the Trustee may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Depositor), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause
(e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof (other than the Servicer's right to recovery of the aggregate Servicing Fees due prior to the date of termination and other expenses and amounts advanced pursuant to the terms of this Agreement, which rights the Servicer will retain under all circumstances) and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; and, provided, further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days after the time the Servicer receives a notice of termination pursuant to
Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing (i) the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances, (ii) the Trustee in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of the payments on the Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate.

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            (d) The predecessor Servicer and successor Servicer shall notify the Depositor and Trustee of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            The Trustee is hereby directed to execute and deliver, on behalf of the Trust, the Yield Maintenance Agreement on the Closing Date and to enforce the obligations of the Counterparty under the Yield Maintenance Agreement thereafter, including by exercising any right that the Trustee may have to designate an "early termination date" under the Yield Maintenance Agreement upon the occurrence of an "event of default" or a "termination event" thereunder. Upon the occurrence of an "early termination date" under the Yield Maintenance Agreement, and at the direction of the Depositor, the Trustee shall use reasonable efforts to replace the Yield Maintenance Agreement with one that is furnished by a replacement for the Counterparty acceptable to each Rating Agency, and the Trustee shall hold in trust any amount that is paid to it by the Counterparty in respect of any such "early termination date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for the Yield Maintenance Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Trustee shall deposit such portion in the Reserve Fund. If such amount is insufficient to purchase a replacement for the Yield Maintenance Agreement, the Trustee shall apply such amount to replace so much of the Yield Maintenance Agreement as it is possible to replace with such amount. If the Counterparty transfers its rights and obligations under the Yield Maintenance Agreement to another party in accordance therewith or the Trustee replaces the Yield Maintenance Agreement the with one that is furnished by a replacement for the Counterparty acceptable to each Rating Agency in accordance with this Agreement, then the Trustee shall execute and deliver the related replacement for, or novation of, the Yield Maintenance Agreement.

            Upon its receipt from the Sponsor of each "significance estimate" of the Yield Maintenance Agreement pursuant to Section 3.08(i), the Trustee shall, on the basis of such "significance estimate," calculate the Yield Maintenance Agreement's "significance percentage" of the Class Certificate Balance of the Class 5-A-1 Certificates as of the date of such "significance estimate." For the avoidance of doubt, such "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is the Class Certificate Balance of the Class 5-A-1 Certificates after distributions on the related Distribution Date. Further, the Trustee shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Counterparty in any report required to be filed with the Securities and Exchange Commission pursuant to Section 3.22, and if it does, the Trustee shall make a written request of the Counterparty for such information in accordance with the Yield Maintenance Agreement not later than the second Business Day after it receives the related "significance estimate." Upon its receipt of such information, the Trustee shall include such information in the related report as provided in Section 3.22.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the authentication of the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same rights it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by Fitch and at least "A2" by Moody's or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use its best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement (other than pursuant to Section 3.19 hereunder). All costs associated with the appointment of a successor Trustee shall be paid to the Person that incurred them by the predecessor Trustee. Without limiting the predecessor Trustee's obligation, if the predecessor Trustee fails to pay such costs, such costs shall be reimbursed by the Trust; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of
Section 9.06, all reasonable expenses incurred in complying with this Section
9.07 shall be reimbursed by the Trust to the Person that incurred them.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            The predecessor Trustee and successor Trustee shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item
6.02 of Form 8-K not later than the effective date of such appointment.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Trustee and such surviving Person shall notify the Depositor of any such merger, conversion or consolidation and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item
6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Initially, the Authenticating Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any ERISA Restricted Certificate or Residual Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Notwithstanding the foregoing, to the extent the Trustee appoints one or more Custodians with respect to more than 5% of the aggregate Pool Stated Principal Balance, the Trustee shall cause such Custodian to prepare a separate assessment and attestation report, as contemplated by Section 3.19 of this Agreement and deliver such report to the Trustee as set forth in Section 3.22 of this Agreement.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent, provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below), (ii) the fair market value of such REO Property, plus any Class Unpaid Interest Shortfall for any Class of Certificates and Component Unpaid Interest Shortfall for any Component as well as one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) and (iii) any Reimbursement Amount owed to the Trust pursuant to Section 2.04 or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all of the Mortgage Loans is conditioned upon (A) the aggregate Stated Principal Balance of the Mortgage Loans as of such Final Distribution Date being less than 10% of the aggregate Cut-off Date Pool Principal Balance and (B) the sum of clauses (a)(i) and (ii) of the second preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this clause (B) shall not apply to any purchase by the Depositor if, at the time of the purchase, the Depositor is no longer subject to regulation by the OCC, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the second preceding paragraph will be determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph. Not less than five (5) Business Days prior to the Final Distribution Date, the Trustee shall notify the Depositor of the amount of any unpaid Reimbursement Amount owed to the Trust and the Depositor shall deposit such amount in the Certificate Account not later than the Business Day preceding the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the applicable PO Deferred Amount with respect to the PO Components and the Class 5-PO Certificates, and (II) as to the Class 5-A-R Certificate, the amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate Sub-Account, the Middle-Tier Certificate Sub-Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests and the Uncertificated Middle-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests and the Middle-Tier Interests, respectively, as provided in
Section 5.02.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as three separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax returns of the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC.

            (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account (and deemed deposits into the Middle-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account), provided, that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates, as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the aggregate Cut-off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel to the effect that such amendment would not subject any of the Upper-Tier REMIC, Middle-Tier REMIC or the Lower-Tier REMIC to any tax or cause any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC. Notwithstanding any other provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received such Opinion of Counsel.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America Mortgage Securities, Inc., 214 North Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, National Association, 475 Crosspoint Parkway, Getzville, New York 14068-9000, Attention: Servicing Manager, with a copy to: Bank of America, National Association, 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: BOALT, Series 2006-2, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: BOALT, Series 2006-2, with a copy to Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479,
Attention: BOALT, Series 2006-2, (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Monitoring Group and (e) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            Section 11.10 Insolvency. The Servicer, Depositor and Trustee shall each notify the Depositor and the Trustee of any of the events enumerated in
Item 1.03 of Form 8-K with respect to any of the Servicer, Depositor or Trustee at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 1.03 of Form 8-K not later than the effective date of any such event.

            Section 11.11 Regulation AB Compliance; Intent of Parties; Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Securities and Exchange Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Servicer and the Trustee shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Trustee, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                       BANC OF AMERICA MORTGAGE SECURITIES,
                                          INC.,
                                          as Depositor

                                       By:
                                          --------------------------------------
                                          Name:   Judy Lowman
                                          Title:  Vice President

                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                          as Servicer

                                       By:____________________________________
                                          Name:   Stephen A. Cummings
                                          Title:  Senior Vice President

                                       WELLS FARGO BANK, N.A.,
                                          as Trustee

                                       By:____________________________________
                                          Name:  Jennifer L. Richardson
                                          Title:    Assistant Vice President

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF HOWARD        )

            On the 27th day of February, 2006, before me, a notary public in and for the State of Maryland, personally appeared Jennifer L. Richardson, known to me who, being by me duly sworn, did depose and say that she is a _______________ of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.


                                             -----------------------------------
                                                       Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )  ss.:
COUNTY OF MECKLENBURG        )

            On the 27th day of February, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Judy Lowman, known to me who, being by me duly sworn, did depose and say that she is a Vice President of Banc of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.

                                             -----------------------------------
                                                       Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )  ss.:
COUNTY OF MECKLENBURG        )

            On the 27th day of February, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Stephen A. Cummings, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Bank of America, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                             -----------------------------------
                                                       Notary Public


[Notarial Seal]

My commission expires ____________.

                                EXHIBIT A-1-CB-1

                   [FORM OF FACE OF CLASS 1-CB-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 1-CB-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 1-CB-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $51,314,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 2V 0

ISIN No.:                     US05948K2V06

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-2-CB-1

                   [FORM OF FACE OF CLASS 2-CB-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-CB-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-CB-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $90,220,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 2W 8

ISIN No.:                     US05948K2W88

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                EXHIBIT A-3-CB-1

                   [FORM OF FACE OF CLASS 3-CB-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 3-CB-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 3-CB-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $75,638,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    05948K 3A 5

ISIN No.:                     US05948K3A59

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                EXHIBIT A-4-CB-1

                   [FORM OF FACE OF CLASS 4-CB-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 4-CB-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 4-CB-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $58,238,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    05948K 3B 3

ISIN No.:                     US05948K3B33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-CB-IO

                    [FORM OF FACE OF CLASS CB-IO CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class CB-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class CB-IO

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional
Amount of this Class:         $5,264,595.00

CUSIP No.:                    05948K 3C 1

ISIN No.:                     US05948K3C16

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For purposes of determining accrued interest, the Class CB-IO Certificates will be deemed to consist of four Components which are not severable: the Class 1-CB-IO Component, the Class 2-CB-IO Component, the Class 3-CB-IO Component and the Class 4-CB-IO Component (each, a "Component"). Interest will accrue on each Component on its Component Notional Amount as of any Distribution Date at a per annum rate equal to 6.000%.

      This Class CB-IO Certificate is not entitled to any distributions with respect to principal.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-CB-PO

                    [FORM OF FACE OF CLASS CB-PO CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class CB-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class CB-PO

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,170,897.00

CUSIP No.:                    05948K 3D 9

ISIN No.:                     US05948K3D98

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions in reduction of Class Certificate Balance, the Class CB-PO Certificates will be deemed to consist of four components which are not severable: the Class 1-CB-PO Component, the Class 2-CB-PO Component, the Class 3-CB-PO Component and the Class 4-CB-PO Component (each, a "Component").

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class CB-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-A-1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $17,627,000.00

Pass-Through Rate:            Floating

CUSIP No.:                    05948K 3E 7

ISIN No.:                     US05948K3E71

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-A-2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):             $

Initial Notional
Amount of this Class:         $17,627,000.00

Pass-Through Rate:            Inverse Floating

CUSIP No.:                    05948K 3F 4

ISIN No.:                     US05948K3F47

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 5-A-2 Certificate is not entitled to any distributions with respect to principal.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-A-3

                    [FORM OF FACE OF CLASS 5-A-3 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $13,777,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 3G 2

ISIN No.:                     US05948K3G20

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-A-4

                    [FORM OF FACE OF CLASS 5-A-4 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 5-A-3 CERTIFICATES WILL BE BORNE BY THE CLASS 5-A-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,531,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 3H 0

ISIN No.:                     US05948K3H03

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-A-5

                    [FORM OF FACE OF CLASS 5-A-5 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-5

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $35,797,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 3J 6

ISIN No.:                     US05948K3J68

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-A-6

                    [FORM OF FACE OF CLASS 5-A-6 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-6

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,333,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 3K 3

ISIN No.:                     US05948K3K32

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-A-R

                    [FORM OF FACE OF CLASS 5-A-R CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN THREE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 5-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 3L 1

ISIN No.:                     US05948K3L15

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 5-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 5-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 5-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 5-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 5-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 5-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 5-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 5-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-IO

                    [FORM OF FACE OF CLASS 5-IO CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-IO

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional
Amount of this Class:         $5,556,109.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 3M 9

ISIN No.:                     US05948K3M97

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 5-IO Certificate is not entitled to any distributions with respect to principal.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-5-PO

                    [FORM OF FACE OF CLASS 5-PO CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-PO

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $298,441.00

CUSIP No.:                    05948K 3N 7

ISIN No.:                     US05948K3N70

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 5-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-6-A-1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $39,800,000.00

Pass-Through Rate:            5.500%

CUSIP No.:                    05948K 3P 2

ISIN No.:                     US05948K3P29

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-7-A-1

                    [FORM OF FACE OF CLASS 7-A-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 7-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 7-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $34,898,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    05948K 3Q 0

ISIN No.:                     US05948K3Q02

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-15-IO

                    [FORM OF FACE OF CLASS 15-IO CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 15-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 15-IO

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional
Amount of this Class:         $1,940,983.00

CUSIP No.:                    05948K 3R 8

ISIN No.:                     US05948K3R84

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For purposes of determining accrued interest, the Class 15-IO Certificates will be deemed to consist of two Components which are not severable: the Class 6-15-IO Component and the Class 7-15-IO Component (each, a "Component"). Interest will accrue on each Component on its Component Notional Amount as of any Distribution Date at a per annum rate equal to 5.750%.

      This Class CB-IO Certificate is not entitled to any distributions with respect to principal.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                 EXHIBIT A-15-PO

                    [FORM OF FACE OF CLASS 15-PO CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 15-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 15-PO

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $728,066.00

CUSIP No.:                    05948K 3S 6

ISIN No.:                     US05948K3S67

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions in reduction of Class Certificate Balance, the Class 15-PO Certificates will be deemed to consist of two components which are not severable: the Class 6-15-PO Component and the Class 7-15-PO Component (each, a "Component").

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 15-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-1

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,455,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05948K 3T 4

ISIN No.:                     US05948K3T41

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-2

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,336,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05948K 3U 1

ISIN No.:                     US05948K3U14

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-3

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,446,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05948K 3V 9

ISIN No.:                     US05948K3N96

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-4

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,780,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05948K 3W 7

ISIN No.:                     US05948K3W79

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-5

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,334,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    05948K 3X 5

ISIN No.:                     US05948K3X52

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-6

evidencing an interest in a Trust consisting primarily of seven loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Banc of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-off Date:                 February 1, 2006

First Distribution Date:      March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,112,841.00

Pass-Through Rate:            Variable

CUSIP No.:                    05948K 3Y 3

ISIN No.:                     US05948K3Y36

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to each Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                  BANC OF AMERICA ALTERNATIVE LOAN TRUST 2006-2
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance is less than 10% of the aggregate Cut-off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    WELLS FARGO BANK, N.A.,
                                     as Trustee


                                       By
                                          --------------------------------------
                                          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    WELLS FARGO BANK, N.A.,
                                     as Trustee

                                       By
                                          --------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:


                                    --------------------------------------------
                                    Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
_______________________

      This information is provided by _____________, the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 1)

Bank of America
               [LOGO]

BOAALT 2006-02
Group 1:
Mortgage Schedule


                                                                                                                          Mortgage
Loan           Property                                           Loan                       Doc              Original    Interest
Number         Type             Occupancy                         Purpose                    Type             LTV (%)     Rate (%)
------------------------------------------------------------------------------------------------------------------------------------
3303074425     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       5.875
3303225779     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      53.84       6.25
3303311447     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         21.59       6
3303423234     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.375
3303447134     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      72.22       6.25
3303462661     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         69.61       5.875
3303496404     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         85.00       6.375
3303539161     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         45.77       6.5
3303564425     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         66.66       6.5
3303569465     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      79.81       6.5
3303580470     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         48.92       6.5
3303582369     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         49.04       6.5
3303589513     CL               Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.25
3303591154     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      73.26       6.375
3303592384     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      28.51       6.5
3303599686     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      29.60       6.25
3303600914     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.125
3303624807     PUD Attached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      69.99       6.5
3303626661     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      55.63       6.375
3303634095     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         61.05       6.375
3303642460     Two Family       Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Stated           64.57       6.25
3303646149     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         25.77       6.5
3303647378     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
3303647519     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         39.94       6
3303649952     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      45.89       5.875
3303651800     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      61.37       6.125
3303653335     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.5
3303654242     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.25
3303665917     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      57.14       6.5
3303667194     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.25
3303670313     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      70.44       6.375
3303671022     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      69.92       6.125
3303671899     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           56.18       6.375
3303672491     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      73.71       6.25
3303673275     Two Family       Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.25
3303673846     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.5
3303676450     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      90.00       6.25
3303678449     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      64.55       6
3303679819     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      57.56       6.375
3303681740     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      30.01       6
3303684892     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         67.91       6.375
3303685444     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           32.27       5.875
3303690816     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.25
3303696474     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      43.82       6.375
3303698173     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      52.00       6.375
3303698900     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      73.88       6.375
3303700631     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      58.13       6.125
3303702553     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      67.46       6
3303704906     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      78.63       5.875
3303706067     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      50.10       6.125
3303707487     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.25
3303708337     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      80.00       6.375
3303715415     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      46.55       6.25
3303716462     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      68.32       6.25
3303716918     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         60.86       6.25
3303717254     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         59.02       6.25
3303717486     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         64.97       6.25
3303717650     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      80.00       6.5
3303717759     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         57.40       6.25
3303717957     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         70.83       6.25
3303718138     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.5
3303718948     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         64.51       6.5
3303720977     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         88.83       6.375
3303724813     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      68.80       6
3303727329     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         88.83       6.375
3303727394     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         88.83       6.375
3303727451     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         88.83       6.375
3303727519     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         88.83       6.375
3303729754     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6
3303730331     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      77.09       6.25
3303766236     CL               Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      49.10       6.25
3303775005     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      43.43       5.875
3303778009     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      69.99       6.5
6002985718     Four Family      Investment (Non-Owner Occupied)   Purchase                   Standard         75.00       6.5
6008371707     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         30.70       5.75
6011144414     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               59.30       6.25
6011520548     Two Family       Investment (Non-Owner Occupied)   Purchase                   DU               60.00       6.25
6023427195     Townhouse        Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.5
6033577153     CL               Investment (Non-Owner Occupied)   Purchase                   DU               79.98       6.5
6036207865     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      31.04       6.375
6039044109     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         55.55       6.5
6045902878     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               71.03       6.5
6076757175     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.5
6082310605     Four Family      Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         65.04       6.25
6082394179     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6083871662     CL               Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.5
6086345672     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   LP               69.88       6.375
6087916166     CL               Investment (Non-Owner Occupied)   Purchase                   DU               88.63       6.5
6091662210     CL               Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.25
6098739862     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.25
6099334465     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6100753778     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               74.99       6.25
6102102172     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   LP               80.00       5.875
6102285712     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           80.00       6.375
6115652999     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      40.00       6.375
6123642040     PUD Detached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               72.16       6.25
6124549681     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               58.07       6.125
6125226602     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         80.00       6.375
6126086260     Two Family       Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Stated           72.43       6.375
6126178042     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         63.49       6.125
6126933362     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               47.08       6.375
6132166387     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      49.16       6.5
6138446700     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               90.00       6.375
6139496720     Three Family     Investment (Non-Owner Occupied)   Purchase                   No Ratio         74.83       6.375
6142022505     Townhouse        Investment (Non-Owner Occupied)   Purchase                   Paper Saver      75.00       6.5
6142427381     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.5
6143796420     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         80.00       6.5
6143987417     CL               Investment (Non-Owner Occupied)   Purchase                   DU               75.00       6.5
6145848500     Two Family       Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Stated           77.23       6.5
6148981704     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.375
6149932482     Townhouse        Investment (Non-Owner Occupied)   Purchase                   Stated           80.00       6.5
6151689376     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      42.85       6
6156062546     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               65.21       6.375
6163069286     CL               Investment (Non-Owner Occupied)   Purchase                   Standard         74.99       6.25
6165095594     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.375
6165299741     Three Family     Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         67.68       6.375
6169209514     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Standard         30.00       6.25
6170260779     PUD Attached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               45.71       6.25
6171115162     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   No Ratio         80.00       6.375
6174452539     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           47.46       6.5
6179229668     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               90.00       6.375
6184588314     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      41.46       6.25
6187432155     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      52.36       6.5
6188755422     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Paper Saver      62.99       6.5
6192158464     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      48.50       6.5
6196008277     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         76.58       5.875
6197010439     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         74.78       6.5
6197371229     Two Family       Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.25
6207175966     PUD Attached     Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6213084897     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      70.00       6.375
6225059663     Two Family       Investment (Non-Owner Occupied)   Purchase                   Standard         73.75       6.125
6230694678     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               70.00       6.375
6231340578     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      59.93       6.25
6231986933     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               67.30       5.75
6234015961     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   DU               16.74       6
6234191242     Single Family    Investment (Non-Owner Occupied)   Purchase                   LP               75.00       6.25
6243553374     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      53.90       6.125
6249667541     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   DU               51.38       6
6252166704     CL               Investment (Non-Owner Occupied)   Purchase                   DU               58.18       6.25
6257485919     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      66.25       6.375
6260069726     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               34.65       6.25
6265624525     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.125
6268028336     Four Family      Investment (Non-Owner Occupied)   Purchase                   Rapid            54.75       6.375
6270601088     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      67.31       6.5
6276436083     CL               Investment (Non-Owner Occupied)   Purchase                   DU               70.00       6.375
6277019839     CL               Investment (Non-Owner Occupied)   Purchase                   LP               80.00       6.25
6290309811     Four Family      Investment (Non-Owner Occupied)   Purchase                   Rapid            74.99       6.25
6291027479     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   LP               75.00       6.125
6291688304     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         75.00       6.5
6299308426     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Paper Saver      79.72       6.25
6313280015     Four Family      Investment (Non-Owner Occupied)   Purchase                   DU               75.00       6.375
6324874517     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   DU               79.99       6.125
6325906698     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         80.00       6.375
6326450654     PUD Attached     Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6329282518     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         49.05       6.25
6334491435     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6346281014     CL               Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.375
6349304672     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      70.00       6.375
6349739992     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      55.04       6.375
6359531974     Three Family     Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         74.31       6.5
6361498121     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         78.50       6.5
6362268713     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         78.81       6.25
6363068054     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.375
6363388205     Two Family       Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.5
6371553519     CL               Investment (Non-Owner Occupied)   Purchase                   DU               90.00       6.25
6371787455     Two Family       Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.25
6374857743     Two Family       Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               50.00       5.875
6383742308     PUD Attached     Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6385819989     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               49.51       6.25
6386480567     Single Family    Investment (Non-Owner Occupied)   Purchase                   LP               80.00       6.5
6388855337     PUD Attached     Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.375
6389171643     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               70.00       6.25
6397470185     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               60.49       6.5
6402842105     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   LP               64.51       6.25
6405582153     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      80.00       6.5
6405994804     CL               Investment (Non-Owner Occupied)   Purchase                   Standard         60.17       6.25
6413062529     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6413357416     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           53.46       6.375
6415342804     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      67.50       6.375
6419981136     Single Family    Investment (Non-Owner Occupied)   Purchase                   Stated           70.22       6
6425580203     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.5
6425761589     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      75.00       6.375
6434793417     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      72.97       6.5
6441015051     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      78.40       6.25
6443144297     Single Family    Investment (Non-Owner Occupied)   Purchase                   LP               80.00       6.5
6445990713     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      72.59       6.5
6447063204     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      70.00       5.75
6448341856     Four Family      Investment (Non-Owner Occupied)   Purchase                   Standard         74.87       6.25
6453022672     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      57.55       6.125
6455720141     PUD Detached     Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               26.14       6.375
6457598834     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      69.99       6.5
6459090848     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6464515136     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      43.73       6.5
6467052046     PUD Attached     Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6467069842     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         45.45       6.375
6469276346     CL               Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.25
6482383756     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.375
6483528151     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         40.26       6.25
6490882625     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               65.25       6.125
6495011113     Two Family       Investment (Non-Owner Occupied)   Purchase                   Standard         64.44       6.25
6501029208     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         39.62       6.125
6502284570     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.375
6503753664     PUD Attached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      67.93       6.375
6510547687     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         67.41       6.375
6511592435     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               70.00       6.375
6514129243     Townhouse        Investment (Non-Owner Occupied)   Purchase                   No Ratio         93.32       6.5
6516866388     PUD Detached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      75.00       6.5
6519139064     Townhouse        Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         68.75       6.25
6521210549     PUD Detached     Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      62.40       5.75
6527079161     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.25
6528645929     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6529219849     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   Standard         67.91       6.125
6538730091     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   LP               53.47       5.875
6539056363     Four Family      Investment (Non-Owner Occupied)   Purchase                   DU               75.00       6.5
6539209137     CL               Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               41.79       6.125
6540028799     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         57.16       6.375
6540209175     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         80.00       6.5
6546747145     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.25
6548704631     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   DU               61.07       6.25
6548717161     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         66.66       6.5
6551238154     Townhouse        Investment (Non-Owner Occupied)   Purchase                   Paper Saver      68.55       6.375
6553091577     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         70.00       6.5
6559779589     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         70.00       6.25
6561515948     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Standard         75.00       6.375
6569194035     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               75.00       6.375
6583851180     CL               Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.5
6583916637     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         52.30       6.25
6589968962     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      49.34       6.375
6601743534     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      80.00       6.5
6602100296     CL               Investment (Non-Owner Occupied)   Purchase                   DU               84.99       6.375
6603936912     PUD Detached     Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      No Ratio         61.14       6.5
6610526185     CL               Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               15.92       6.25
6610654201     Single Family    Investment (Non-Owner Occupied)   Purchase                   Standard         63.33       6
6612692282     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               30.30       6.5
6613009742     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         61.25       6.25
6616432222     Single Family    Investment (Non-Owner Occupied)   Purchase                   Stated           80.00       6
6617929499     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      60.86       6.5
6619030593     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Stated           79.67       6.375
6640316649     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           70.00       6.125
6641675498     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               60.22       6.5
6643204982     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.25
6645574655     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               49.68       6.375
6645995256     CL               Investment (Non-Owner Occupied)   Purchase                   Standard         67.89       6.125
6648893946     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         79.99       6.25
6651069657     PUD Attached     Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6651297142     Single Family    Investment (Non-Owner Occupied)   Purchase                   Wholesale SISA   75.00       6.5
6658666174     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               52.79       6
6659431222     Townhouse        Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6663082920     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   Paper Saver      49.81       6.375
6671121538     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               90.00       6.5
6674387243     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               75.00       6.5
6678482495     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.375
6682918062     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               65.29       6.5
6689052147     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6689054622     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6696381844     CL               Investment (Non-Owner Occupied)   Purchase                   LP               80.00       6.25
6710097038     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               66.06       6.125
6717971409     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      80.00       6.5
6721532478     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      90.00       6.5
6726096008     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         55.55       6.5
6726853804     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.25
6726929190     Two Family       Investment (Non-Owner Occupied)   Purchase                   DU               75.00       6.375
6729364668     PUD Detached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               51.72       5.75
6732997637     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Stated           73.84       6.375
6747383609     Three Family     Investment (Non-Owner Occupied)   Purchase                   Standard         75.00       5.875
6748653802     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               80.00       6.375
6762754189     CL               Investment (Non-Owner Occupied)   Purchase                   DU               63.99       6.25
6762967948     Two Family       Investment (Non-Owner Occupied)   Purchase                   Standard         80.00       6.25
6765740086     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         86.30       6.375
6765782047     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      43.73       6.5
6773329922     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.25
6780846488     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      60.06       6.375
6780955107     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               52.38       6.5
6782380601     Townhouse        Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               73.86       6.5
6782927302     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           41.29       6.5
6787499471     Two Family       Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               61.05       5.875
6793374742     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.375
6799912032     PUD Detached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           70.00       6.5
6801217982     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               78.15       6.5
6813386577     PUD Detached     Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         58.49       6.375
6818829381     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   LP               54.46       6.5
6824535857     PUD Attached     Investment (Non-Owner Occupied)   Purchase                   Standard         90.00       6.5
6825317255     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      75.00       6.25
6828680287     Four Family      Investment (Non-Owner Occupied)   Purchase                   DU               75.00       6.375
6829799284     PUD Attached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      66.21       6.375
6834052620     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      59.37       6.375
6840181173     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               76.57       5.875
6841648386     Two Family       Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               48.78       6.5
6844825031     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Stated           69.23       6.25
6847352629     Two Family       Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Stated           78.00       6.375
6848387582     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         56.17       6.25
6849603433     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               50.00       6.25
6852217998     Four Family      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         60.00       6.25
6852496832     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      70.00       6.5
6855239718     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Paper Saver      64.92       6.5
6857420332     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         69.52       6.25
6866581942     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               69.90       6.375
6873198961     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Paper Saver      80.00       6.5
6876287217     CL               Investment (Non-Owner Occupied)   Purchase                   LP               78.88       6.375
6883944099     Single Family    Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6.25
6889796709     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               60.74       6.5
6892595759     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         80.00       6.5
6898423303     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   DU               79.98       6.25
6902530960     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   LP               80.00       6.375
6907026964     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               53.47       6.125
6909658319     CL               Investment (Non-Owner Occupied)   Purchase                   Paper Saver      64.51       6
6911831037     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         80.00       6.375
6912513675     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         75.00       6.5
6914457111     Townhouse        Investment (Non-Owner Occupied)   Purchase                   Paper Saver      75.00       6.25
6917042928     PUD Detached     Investment (Non-Owner Occupied)   Purchase                   Paper Saver      65.52       6.5
6920935977     Single Family    Investment (Non-Owner Occupied)   Purchase                   Wholesale SISA   69.05       6.5
6923998527     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         89.99       6.5
6927561289     Condo Highrise   Investment (Non-Owner Occupied)   Purchase                   Paper Saver      74.89       6.25
6932457853     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         58.13       6.25
6934019107     Three Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         23.01       6.5
6937609417     Two Family       Investment (Non-Owner Occupied)   Purchase                   No Ratio         61.53       5.75
6937925011     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      80.00       6.5
6944221230     Four Family      Investment (Non-Owner Occupied)   Purchase                   DU               65.15       6.5
6947294499     Two Family       Investment (Non-Owner Occupied)   Purchase                   DU               70.00       6.25
6947964679     CL               Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         70.31       6.375
6952523378     PUD Attached     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   DU               74.00       6.375
6969777900     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Standard         66.66       6.375
6974361740     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               70.73       6.375
6983837086     Single Family    Investment (Non-Owner Occupied)   Purchase                   Paper Saver      80.00       6.375
6984593274     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      Standard         78.26       6.375
6987081061     CL               Investment (Non-Owner Occupied)   Purchase                   LP               80.00       6.5
6988669591     Single Family    Investment (Non-Owner Occupied)   Purchase                   Stated           80.00       6.5
6992637345     Townhouse        Investment (Non-Owner Occupied)   Purchase                   DU               80.00       6
6996031784     Single Family    Investment (Non-Owner Occupied)   Refinance_No_Cash_Out      DU               51.01       5.625
6999667923     Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      32.64       6.375
6999914101     Townhouse        Investment (Non-Owner Occupied)   Refinance_Equity_Takeout   Paper Saver      47.43       6


                Original      First                    Original   Monthly                            Remaining   Scheduled
Loan            Principal     Payment      Maturity    Term       Payment    Current    Closing      Term        Principal
Number          Balance ($)   Date         Date        (Months)   ($)        Due Date   Date         (months)    Balance ($)
--------------------------------------------------------------------------------------------------------------------------------
3303074425      304000        2/1/2006     1/1/2036    360        1798.28    2/1/2006   12/16/2005   359         161928.56
3303225779      385000        12/1/2005    11/1/2035   360        2370.52    3/1/2006   10/31/2005   357         383697.31
3303311447      104300        12/1/2005    11/1/2035   360        625.34     3/1/2006   11/1/2005    357         103337.57
3303423234      147120        3/1/2006     2/1/2036    360        917.84     3/1/2006   1/23/2006    360         147120
3303447134      130000        2/1/2006     1/1/2036    360        800.44     2/1/2006   12/30/2005   359         129876.64
3303462661      108493.75     2/1/2006     1/1/2036    360        641.79     2/1/2006   12/28/2005   359         108383.13
3303496404      128775        2/1/2006     1/1/2036    360        803.39     2/1/2006   12/21/2005   359         128655.73
3303539161      103000        2/1/2006     1/1/2036    360        651.04     2/1/2006   12/27/2005   359         102906.88
3303564425      170000        3/1/2006     2/1/2036    360        1074.52    3/1/2006   1/11/2006    360         170000
3303569465      89824         3/1/2006     2/1/2036    360        567.75     3/1/2006   1/4/2006     360         89824
3303580470      97850         2/1/2006     1/1/2036    360        618.48     2/1/2006   12/30/2005   359         97761.54
3303582369      132412        2/1/2006     1/1/2036    360        836.94     2/1/2006   12/28/2005   359         132292.29
3303589513      111920        3/1/2006     2/1/2036    360        689.12     3/1/2006   1/6/2006     360         111920
3303591154      71070         2/1/2006     1/1/2036    360        443.39     2/1/2006   12/22/2005   359         71002.16
3303592384      100940        3/1/2006     2/1/2036    360        638.01     3/1/2006   1/10/2006    360         100940
3303599686      172301        3/1/2006     2/1/2036    360        1060.89    3/1/2006   1/17/2006    360         172301
3303600914      88000         2/1/2006     1/1/2036    360        534.7      2/1/2006   12/20/2005   359         87914.47
3303624807      65449         3/1/2006     2/1/2036    360        413.69     3/1/2006   1/6/2006     360         65449
3303626661      70651         3/1/2006     2/1/2036    360        440.78     3/1/2006   1/13/2006    360         70651
3303634095      134535        2/1/2006     1/1/2036    360        839.33     2/1/2006   12/22/2005   359         134410.39
3303642460      64577         3/1/2006     2/1/2036    360        397.62     3/1/2006   1/24/2006    360         64577
3303646149      100000        2/1/2006     1/1/2036    360        632.07     3/1/2006   12/27/2005   359         99909.6
3303647378      121600        2/1/2006     1/1/2036    360        758.63     3/1/2006   12/16/2005   359         121487.37
3303647519      103055        2/1/2006     1/1/2036    360        617.87     2/1/2006   12/23/2005   359         102952.41
3303649952      179000        2/1/2006     1/1/2036    360        1058.86    3/1/2006   12/28/2005   359         178817.49
3303651800      220935        3/1/2006     2/1/2036    360        1342.43    3/1/2006   1/5/2006     360         220935
3303653335      71200         3/1/2006     2/1/2036    360        450.04     3/1/2006   1/10/2006    360         71200
3303654242      55920         3/1/2006     2/1/2036    360        344.31     3/1/2006   1/13/2006    360         55920
3303665917      100000        3/1/2006     2/1/2036    360        632.07     3/1/2006   1/3/2006     360         100000
3303667194      94400         2/1/2006     1/1/2036    360        581.24     2/1/2006   12/29/2005   359         94310.43
3303670313      153155        2/1/2006     1/1/2036    360        955.49     2/1/2006   12/28/2005   359         153013.15
3303671022      93000         2/1/2006     1/1/2036    360        565.08     2/1/2006   12/28/2005   359         92909.61
3303671899      309000        3/1/2006     2/1/2036    360        1927.76    3/1/2006   1/6/2006     360         308999
3303672491      57500         3/1/2006     2/1/2036    360        354.04     3/1/2006   1/4/2006     360         57500
3303673275      58400         3/1/2006     2/1/2036    360        359.58     3/1/2006   1/17/2006    360         58400
3303673846      126400        3/1/2006     2/1/2036    360        798.94     3/1/2006   1/12/2006    360         126400
3303676450      94500         3/1/2006     2/1/2036    360        581.86     3/1/2006   1/17/2006    360         94500
3303678449      209800        3/1/2006     2/1/2036    360        1257.86    3/1/2006   1/10/2006    360         209797
3303679819      184197        2/1/2006     1/1/2036    360        1149.15    2/1/2006   12/27/2005   359         184026.4
3303681740      156095        3/1/2006     2/1/2036    360        935.87     3/1/2006   1/3/2006     360         156095
3303684892      127000        3/1/2006     2/1/2036    360        792.32     3/1/2006   1/23/2006    360         127000
3303685444      145230        3/1/2006     2/1/2036    360        859.1      3/1/2006   1/10/2006    360         145230
3303690816      116000        2/1/2006     1/1/2036    360        714.24     2/1/2006   12/28/2005   359         115889.93
3303696474      61800         3/1/2006     2/1/2036    360        385.56     3/1/2006   1/3/2006     360         61800
3303698173      130007        3/1/2006     2/1/2036    360        811.08     3/1/2006   1/19/2006    360         130007
3303698900      192095        3/1/2006     2/1/2036    360        1198.43    3/1/2006   1/18/2006    360         192095
3303700631      250000        3/1/2006     2/1/2036    360        1519.03    3/1/2006   1/10/2006    360         250000
3303702553      77250         3/1/2006     2/1/2036    360        463.16     3/1/2006   1/17/2006    360         77250
3303704906      92000         3/1/2006     2/1/2036    360        544.22     3/1/2006   1/11/2006    360         92000
3303706067      70000         3/1/2006     2/1/2036    360        425.33     3/1/2006   1/9/2006     360         70000
3303707487      152000        3/1/2006     2/1/2036    360        935.9      3/1/2006   1/20/2006    360         152000
3303708337      112000        3/1/2006     2/1/2036    360        698.74     3/1/2006   1/18/2006    360         112000
3303715415      41200         3/1/2006     2/1/2036    360        253.68     3/1/2006   1/13/2006    360         41197
3303716462      159000        3/1/2006     2/1/2036    360        979        3/1/2006   1/17/2006    360         159000
3303716918      210000        3/1/2006     2/1/2036    360        1293.01    3/1/2006   1/17/2006    360         210000
3303717254      135000        3/1/2006     2/1/2036    360        831.22     3/1/2006   1/17/2006    360         135000
3303717486      141000        3/1/2006     2/1/2036    360        868.17     3/1/2006   1/17/2006    360         141000
3303717650      104000        3/1/2006     2/1/2036    360        657.36     3/1/2006   1/19/2006    360         104000
3303717759      155000        3/1/2006     2/1/2036    360        954.37     3/1/2006   1/17/2006    360         155000
3303717957      128432        3/1/2006     2/1/2036    360        790.78     3/1/2006   1/17/2006    360         128432
3303718138      182400        3/1/2006     2/1/2036    360        1152.9     3/1/2006   1/18/2006    360         182400
3303718948      100000        3/1/2006     2/1/2036    360        632.07     3/1/2006   1/18/2006    360         99992
3303720977      136800        3/1/2006     2/1/2036    360        853.46     3/1/2006   1/25/2006    360         136800
3303724813      75000         3/1/2006     2/1/2036    360        449.67     3/1/2006   1/11/2006    360         74992
3303727329      136800        3/1/2006     2/1/2036    360        853.46     3/1/2006   1/25/2006    360         136800
3303727394      136800        3/1/2006     2/1/2036    360        853.46     3/1/2006   1/25/2006    360         136800
3303727451      136800        3/1/2006     2/1/2036    360        853.46     3/1/2006   1/25/2006    360         136800
3303727519      136800        3/1/2006     2/1/2036    360        853.46     3/1/2006   1/25/2006    360         136800
3303729754      116000        3/1/2006     2/1/2036    360        695.48     3/1/2006   1/13/2006    360         116000
3303730331      70157         3/1/2006     2/1/2036    360        431.97     3/1/2006   1/14/2006    360         70157
3303766236      88394         3/1/2006     2/1/2036    360        544.26     3/1/2006   1/13/2006    360         88394
3303775005      105116        3/1/2006     2/1/2036    360        621.81     3/1/2006   1/20/2006    360         105115
3303778009      366799        3/1/2006     2/1/2036    360        2318.42    3/1/2006   1/25/2006    360         366799
6002985718      132000        3/1/2006     2/1/2036    360        834.33     3/1/2006   1/4/2006     360         132000
6008371707      368500        12/1/2005    11/1/2035   360        2150.47    2/1/2006   11/2/2005    357         367340.24
6011144414      583000        3/1/2006     2/1/2036    360        3589.64    3/1/2006   1/23/2006    360         583000
6011520548      77400         2/1/2006     1/1/2036    360        476.57     3/1/2006   12/21/2005   359         77326.55
6023427195      80000         2/1/2006     1/1/2036    360        505.66     2/1/2006   12/22/2005   359         79927.67
6033577153      101500        3/1/2006     2/1/2036    360        641.55     3/1/2006   1/24/2006    360         101500
6036207865      128200        11/1/2005    10/1/2035   360        799.81     2/1/2006   9/12/2005    356         127721.21
6039044109      300000        2/1/2006     1/1/2036    360        1896.21    3/1/2006   12/23/2005   359         299718.3
6045902878      168000        2/1/2006     1/1/2036    360        1061.88    2/1/2006   12/23/2005   359         167848.12
6076757175      272000        2/1/2006     1/1/2036    360        1719.23    2/1/2006   12/28/2005   359         271754.1
6082310605      560000        3/1/2006     2/1/2036    360        3448.02    3/1/2006   1/18/2006    360         560000
6082394179      136000        3/1/2006     2/1/2036    360        848.47     3/1/2006   1/10/2006    360         136000
6083871662      106400        3/1/2006     2/1/2036    360        672.53     3/1/2006   1/6/2006     360         106400
6086345672      355000        3/1/2006     2/1/2036    360        2214.74    3/1/2006   1/11/2006    360         355000
6087916166      195000        3/1/2006     2/1/2036    360        1232.54    3/1/2006   1/11/2006    360         195000
6091662210      138591        3/1/2006     2/1/2036    360        853.33     3/1/2006   1/19/2006    360         138591
6098739862      377600        1/1/2006     12/1/2035   360        2324.95    3/1/2006   11/17/2005   358         376881.57
6099334465      79200         3/1/2006     2/1/2036    360        500.6      3/1/2006   1/20/2006    360         79200
6100753778      369350        1/1/2006     12/1/2035   360        2274.16    4/1/2006   11/14/2005   358         368647.25
6102102172      60400         3/1/2006     2/1/2036    360        357.29     3/1/2006   1/12/2006    360         60400
6102285712      100000        12/1/2005    11/1/2025   240        738.24     2/1/2006   10/3/2005    237         99375.72
6115652999      232000        2/1/2006     1/1/2036    360        1447.38    3/1/2006   12/30/2005   359         231785.12
6123642040      216500        2/1/2006     1/1/2036    360        1333.03    2/1/2006   12/28/2005   359         216294.57
6124549681      75500         3/1/2006     2/1/2036    360        458.75     3/1/2006   1/20/2006    360         75500
6125226602      180000        3/1/2006     2/1/2036    360        1122.97    3/1/2006   1/24/2006    360         180000
6126086260      67000         3/1/2006     2/1/2036    360        418        3/1/2006   1/25/2006    360         67000
6126178042      600000        3/1/2006     2/1/2036    360        3645.67    3/1/2006   1/6/2006     360         600000
6126933362      190700        3/1/2006     2/1/2036    360        1189.72    3/1/2006   1/20/2006    360         190700
6132166387      177000        2/1/2006     1/1/2036    360        1118.77    3/1/2006   12/23/2005   359         176758.75
6138446700      108000        2/1/2006     1/1/2036    360        673.78     3/1/2006   12/30/2005   359         107899.97
6139496720      89356         3/1/2006     2/1/2036    360        557.47     3/1/2006   1/20/2006    360         89356
6142022505      56250         2/1/2006     1/1/2036    360        355.54     2/1/2006   12/20/2005   359         56199.15
6142427381      126400        3/1/2006     2/1/2036    360        798.94     3/1/2006   1/19/2006    360         126400
6143796420      280000        2/1/2006     1/1/2036    360        1769.8     3/1/2006   12/29/2005   359         279746.87
6143987417      88500         2/1/2006     1/1/2036    360        559.39     3/1/2006   1/3/2006     359         88419.99
6145848500      95000         12/1/2005    11/1/2035   360        600.47     2/1/2006   11/1/2005    357         94740.94
6148981704      142800        2/1/2006     1/1/2036    360        890.89     3/1/2006   12/29/2005   359         142667.74
6149932482      64000         3/1/2006     2/1/2036    360        404.53     3/1/2006   1/20/2006    360         64000
6151689376      75000         3/1/2006     2/1/2036    360        449.67     3/1/2006   1/13/2006    360         75000
6156062546      375000        12/1/2005    11/1/2035   360        2339.52    2/1/2006   10/31/2005   357         373952.46
6163069286      83062         3/1/2006     2/1/2036    360        511.43     3/1/2006   1/13/2006    360         83062
6165095594      123120        3/1/2006     2/1/2036    360        768.11     3/1/2006   1/25/2006    360         123120
6165299741      181400        2/1/2006     1/1/2036    360        1131.7     2/1/2006   1/5/2006     359         181231.99
6169209514      108000        2/1/2006     1/1/2036    360        664.98     3/1/2006   12/28/2005   359         107897.52
6170260779      72000         3/1/2006     2/1/2036    360        443.32     3/1/2006   1/19/2006    360         72000
6171115162      117520        3/1/2006     2/1/2036    360        733.18     3/1/2006   1/9/2006     360         117520
6174452539      375000        3/1/2006     2/1/2036    360        2370.26    3/1/2006   1/9/2006     360         375000
6179229668      139500        2/1/2006     1/1/2036    360        870.3      2/1/2006   12/29/2005   359         139370.79
6184588314      136000        3/1/2006     2/1/2036    360        837.38     3/1/2006   1/4/2006     360         133956.97
6187432155      221000        3/1/2006     2/1/2036    360        1396.88    3/1/2006   1/19/2006    360         221000
6188755422      90234         2/1/2006     1/1/2036    360        570.35     2/1/2006   12/29/2005   359         90152.42
6192158464      110500        2/1/2006     1/1/2036    360        698.44     3/1/2006   12/30/2005   359         110400.1
6196008277      163500        2/1/2006     1/1/2036    360        967.17     2/1/2006   12/27/2005   359         163333.3
6197010439      87500         2/1/2006     1/1/2036    360        553.06     3/1/2006   12/30/2005   359         87420.9
6197371229      160800        3/1/2006     2/1/2036    360        990.08     3/1/2006   1/13/2006    360         160800
6207175966      66600         3/1/2006     2/1/2036    360        420.96     3/1/2006   1/20/2006    360         66600
6213084897      252000        12/1/2005    11/1/2035   360        1572.16    2/1/2006   10/13/2005   357         251296.04
6225059663      112100        2/1/2006     1/1/2036    360        681.14     2/1/2006   12/30/2005   359         111991.04
6230694678      42000         2/1/2006     1/1/2036    360        262.03     2/1/2006   12/22/2005   359         41961.1
6231340578      187000        3/1/2006     2/1/2036    360        1151.4     3/1/2006   1/13/2006    360         187000
6231986933      175000        2/1/2006     1/1/2036    360        1021.26    3/1/2006   12/27/2005   359         174817.28
6234015961      98800         3/1/2006     2/1/2036    360        592.36     3/1/2006   1/10/2006    360         98800
6234191242      75000         3/1/2006     2/1/2036    360        461.79     3/1/2006   1/5/2006     360         75000
6243553374      152000        3/1/2006     2/1/2036    360        923.57     3/1/2006   1/24/2006    360         152000
6249667541      167000        3/1/2006     2/1/2036    360        1001.25    3/1/2006   1/19/2006    360         167000
6252166704      128000        2/1/2006     1/1/2036    360        788.12     3/1/2006   12/29/2005   359         127810.27
6257485919      43000         2/1/2006     1/1/2036    360        268.27     2/1/2006   12/30/2005   359         42960.17
6260069726      410000        2/1/2006     1/1/2036    360        2524.45    2/1/2006   1/10/2006    359         409610.97
6265624525      105160        3/1/2006     2/1/2036    360        638.97     3/1/2006   1/23/2006    360         105160
6268028336      153260        3/1/2006     2/1/2036    360        956.15     3/1/2006   1/5/2006     360         153260
6270601088      123596        2/1/2006     1/1/2036    360        781.22     2/1/2006   12/16/2005   359         123484.26
6276436083      168000        2/1/2006     1/1/2036    360        1048.11    2/1/2006   12/23/2005   359         167844.39
6277019839      196320        2/1/2006     1/1/2036    360        1208.78    2/1/2006   1/11/2006    359         196133.72
6290309811      119142        3/1/2006     2/1/2036    360        733.58     3/1/2006   1/20/2006    360         119142
6291027479      240000        2/1/2006     1/1/2036    360        1458.27    2/1/2006   12/28/2005   359         239766.73
6291688304      69000         2/1/2006     1/1/2036    360        436.13     3/1/2006   12/22/2005   359         68937.62
6299308426      116323.5      2/1/2006     1/1/2036    360        716.23     2/1/2006   12/30/2005   359         116213.12
6313280015      153000        2/1/2006     1/1/2036    360        954.53     3/1/2006   12/30/2005   359         152858.28
6324874517      255900        3/1/2006     2/1/2036    360        1554.88    3/1/2006   1/6/2006     360         255900
6325906698      146800        3/1/2006     2/1/2036    360        915.85     3/1/2006   1/10/2006    360         146800
6326450654      66600         3/1/2006     2/1/2036    360        420.96     3/1/2006   1/20/2006    360         66600
6329282518      417000        3/1/2006     2/1/2036    360        2567.55    3/1/2006   1/12/2006    360         417000
6334491435      103680        3/1/2006     2/1/2036    360        646.83     3/1/2006   1/19/2006    360         103680
6346281014      143920        3/1/2006     2/1/2036    360        897.88     3/1/2006   1/18/2006    360         143920
6349304672      105000        3/1/2006     2/1/2036    360        655.07     3/1/2006   1/17/2006    360         105000
6349739992      66000         3/1/2006     2/1/2036    360        411.76     3/1/2006   1/10/2006    360         66000
6359531974      163500        3/1/2006     2/1/2036    360        1033.44    3/1/2006   1/12/2006    360         163500
6361498121      533850        3/1/2006     2/1/2036    360        3374.3     3/1/2006   1/13/2006    360         533850
6362268713      93000         3/1/2006     2/1/2036    360        572.62     3/1/2006   1/25/2006    360         93000
6363068054      384000        1/1/2006     12/1/2035   360        2395.67    2/1/2006   11/15/2005   358         383286.77
6363388205      104000        3/1/2006     2/1/2036    360        657.36     3/1/2006   1/11/2006    360         104000
6371553519      138591        3/1/2006     2/1/2036    360        853.33     3/1/2006   1/10/2006    360         138591
6371787455      270400        3/1/2006     2/1/2036    360        1664.9     3/1/2006   1/4/2006     360         270400
6374857743      235000        3/1/2006     2/1/2036    360        1390.12    3/1/2006   1/20/2006    360         235000
6383742308      66600         3/1/2006     2/1/2036    360        420.96     3/1/2006   1/20/2006    360         66600
6385819989      103000        2/1/2006     1/1/2036    360        634.19     2/1/2006   12/22/2005   359         102902.27
6386480567      124800        3/1/2006     2/1/2036    360        788.83     3/1/2006   1/17/2006    360         124800
6388855337      230988        2/1/2006     1/1/2036    360        1441.07    2/1/2006   1/9/2006     359         230774.05
6389171643      147000        3/1/2006     2/1/2036    360        905.11     3/1/2006   1/11/2006    360         147000
6397470185      55050         3/1/2006     2/1/2036    360        347.96     3/1/2006   1/13/2006    360         55050
6402842105      500000        3/1/2006     2/1/2036    360        3078.59    3/1/2006   1/17/2006    360         500000
6405582153      44000         3/1/2006     2/1/2036    360        278.11     3/1/2006   1/23/2006    360         44000
6405994804      340000        2/1/2006     1/1/2036    360        2093.44    2/1/2006   12/30/2005   359         339677.39
6413062529      67500         2/1/2006     1/1/2036    360        426.65     2/1/2006   12/28/2005   359         67438.98
6413357416      417000        2/1/2006     1/1/2036    360        2601.54    2/1/2006   12/29/2005   359         416613.77
6415342804      135000        3/1/2006     2/1/2036    360        842.23     3/1/2006   1/17/2006    360         135000
6419981136      167990        1/1/2006     12/1/2035   360        1007.19    2/1/2006   12/7/2005    358         167654.68
6425580203      123920        2/1/2006     1/1/2036    360        783.26     2/1/2006   12/30/2005   359         123807.97
6425761589      60000         3/1/2006     2/1/2036    360        374.33     3/1/2006   1/13/2006    360         60000
6434793417      135000        2/1/2006     1/1/2036    360        853.3      3/1/2006   12/29/2005   359         134877.95
6441015051      125440        2/1/2006     1/1/2036    360        772.36     2/1/2006   12/28/2005   359         125320.97
6443144297      88000         2/1/2006     1/1/2036    360        556.22     2/1/2006   12/30/2005   359         87920.45
6445990713      98000         3/1/2006     2/1/2036    360        619.43     3/1/2006   1/12/2006    360         98000
6447063204      134400        3/1/2006     2/1/2036    360        784.33     3/1/2006   1/17/2006    360         134400
6448341856      310000        3/1/2006     2/1/2036    360        1908.73    3/1/2006   1/24/2006    360         310000
6453022672      130000        3/1/2006     2/1/2036    360        789.9      3/1/2006   1/17/2006    360         130000
6455720141      131000        3/1/2006     2/1/2036    360        817.27     3/1/2006   1/13/2006    360         131000
6457598834      161900        2/1/2006     1/1/2036    360        1023.32    2/1/2006   12/30/2005   359         161753.64
6459090848      94400         3/1/2006     2/1/2036    360        588.94     3/1/2006   1/17/2006    360         94400
6464515136      137759        3/1/2006     2/1/2036    360        870.74     3/1/2006   1/24/2006    360         137759
6467052046      66600         3/1/2006     2/1/2036    360        420.96     3/1/2006   1/20/2006    360         66600
6467069842      100000        3/1/2006     2/1/2036    360        623.88     3/1/2006   1/23/2006    360         100000
6469276346      114400        3/1/2006     2/1/2036    360        704.39     3/1/2006   1/13/2006    360         114400
6482383756      97600         2/1/2006     1/1/2036    360        608.9      2/1/2006   1/3/2006     359         97509.6
6483528151      151000        2/1/2006     1/1/2036    360        929.74     2/1/2006   12/19/2005   359         150856.72
6490882625      78400         2/1/2006     1/1/2036    360        476.37     3/1/2006   12/28/2005   359         78323.8
6495011113      116000        3/1/2006     2/1/2036    360        714.24     3/1/2006   1/13/2006    360         116000
6501029208      210000        2/1/2006     1/1/2036    360        1275.99    2/1/2006   12/27/2005   359         209795.89
6502284570      292000        3/1/2006     2/1/2036    360        1821.71    3/1/2006   1/20/2006    360         292000
6503753664      125000        3/1/2006     2/1/2036    360        779.84     3/1/2006   1/9/2006     360         125000
6510547687      300000        3/1/2006     2/1/2036    360        1871.61    3/1/2006   1/11/2006    360         300000
6511592435      189000        3/1/2006     2/1/2036    360        1179.12    3/1/2006   1/18/2006    360         189000
6514129243      119760        2/1/2006     1/1/2036    360        756.97     2/1/2006   12/14/2005   359         119651.73
6516866388      172500        3/1/2006     2/1/2036    360        1090.32    3/1/2006   1/13/2006    360         172500
6519139064      49500         2/1/2006     1/1/2036    360        304.79     2/1/2006   12/23/2005   359         49453.02
6521210549      82993         3/1/2006     2/1/2036    360        484.33     3/1/2006   1/6/2006     360         82993
6527079161      68000         3/1/2006     2/1/2036    360        418.69     3/1/2006   1/6/2006     360         68000
6528645929      104360        2/1/2006     1/1/2036    360        651.08     2/1/2006   1/3/2006     359         104263.33
6529219849      182000        3/1/2006     2/1/2036    360        1105.86    3/1/2006   1/6/2006     360         182000
6538730091      154000        3/1/2006     2/1/2036    360        910.97     3/1/2006   1/24/2006    360         154000
6539056363      300000        2/1/2006     1/1/2036    360        1896.21    3/1/2006   12/30/2005   359         299728.79
6539209137      107000        2/1/2006     1/1/2036    360        650.15     2/1/2006   12/22/2005   359         106896
6540028799      171500        2/1/2006     1/1/2036    360        1069.94    2/1/2006   1/4/2006     359         171341.15
6540209175      132000        2/1/2006     1/1/2036    360        834.33     3/1/2006   12/27/2005   359         131880.01
6546747145      105600        3/1/2006     2/1/2036    360        650.2      3/1/2006   1/4/2006     360         105600
6548704631      204000        3/1/2006     2/1/2036    360        1256.07    3/1/2006   1/9/2006     360         204000
6548717161      300000        3/1/2006     2/1/2036    360        1896.21    3/1/2006   1/23/2006    360         300000
6551238154      140000        3/1/2006     2/1/2036    360        873.42     3/1/2006   1/3/2006     360         140000
6553091577      280000        2/1/2006     1/1/2036    360        1769.8     2/1/2006   12/30/2005   359         279746.87
6559779589      160160        3/1/2006     2/1/2036    360        986.14     3/1/2006   1/11/2006    360         160160
6561515948      129192        2/1/2006     1/1/2036    360        806        2/1/2006   12/28/2005   359         129072.33
6569194035      113250        3/1/2006     2/1/2036    360        706.54     3/1/2006   1/12/2006    360         113250
6583851180      164000        3/1/2006     2/1/2036    360        1036.6     3/1/2006   1/18/2006    360         164000
6583916637      340000        3/1/2006     2/1/2036    360        2093.44    3/1/2006   1/19/2006    360         340000
6589968962      75000         3/1/2006     2/1/2036    360        467.91     3/1/2006   1/18/2006    360         75000
6601743534      44000         3/1/2006     2/1/2036    360        278.11     3/1/2006   1/23/2006    360         44000
6602100296      164041        3/1/2006     2/1/2036    360        1023.41    3/1/2006   1/24/2006    360         164041
6603936912      107000        2/1/2006     1/1/2036    360        676.32     2/1/2006   12/30/2005   359         106903.26
6610526185      43000         3/1/2006     2/1/2036    360        264.76     3/1/2006   1/18/2006    360         43000
6610654201      380000        2/1/2006     1/1/2036    360        2278.3     2/1/2006   12/29/2005   359         379621.7
6612692282      150000        1/1/2006     12/1/2035   360        948.11     2/1/2006   11/8/2005    358         149654.11
6613009742      359000        2/1/2006     1/1/2036    360        2210.43    2/1/2006   12/29/2005   359         358659.36
6616432222      88000         3/1/2006     2/1/2036    360        527.61     3/1/2006   1/20/2006    360         88000
6617929499      140000        2/1/2006     1/1/2036    360        884.9      3/1/2006   12/29/2005   359         139873.43
6619030593      243000        3/1/2006     2/1/2036    360        1516.01    3/1/2006   1/13/2006    360         243000
6640316649      227500        2/1/2006     1/1/2036    360        1382.32    3/1/2006   12/28/2005   359         227258.88
6641675498      265000        3/1/2006     2/1/2036    360        1674.99    3/1/2006   1/25/2006    360         265000
6643204982      28400         3/1/2006     2/1/2036    360        174.87     3/1/2006   1/11/2006    360         28400
6645574655      160000        3/1/2006     2/1/2036    360        998.2      3/1/2006   1/24/2006    360         160000
6645995256      203000        2/1/2006     1/1/2036    360        1233.45    2/1/2006   1/6/2006     359         202802.7
6648893946      107999        2/1/2006     1/1/2036    360        664.97     3/1/2006   12/30/2005   359         107896.52
6651069657      66600         3/1/2006     2/1/2036    360        420.96     3/1/2006   1/20/2006    360         66600
6651297142      367500        2/1/2006     1/1/2036    360        2322.86    2/1/2006   12/30/2005   359         367167.77
6658666174      126704        3/1/2006     2/1/2036    360        759.66     3/1/2006   1/9/2006     360         126704
6659431222      209600        2/1/2006     1/1/2036    360        1307.64    2/1/2006   12/27/2005   359         209405.86
6663082920      120000        2/1/2006     1/1/2036    360        748.65     3/1/2006   12/29/2005   359         119888.85
6671121538      107100        3/1/2006     2/1/2036    360        676.95     3/1/2006   1/12/2006    360         107100
6674387243      273750        2/1/2006     1/1/2036    360        1730.29    2/1/2006   12/29/2005   359         273502.52
6678482495      178400        3/1/2006     2/1/2036    360        1112.99    3/1/2006   1/23/2006    360         178400
6682918062      143000        2/1/2006     1/1/2036    360        903.86     3/1/2006   12/30/2005   359         142870.72
6689052147      102360        3/1/2006     2/1/2036    360        638.6      3/1/2006   1/3/2006     360         102360
6689054622      265520        2/1/2006     1/1/2036    360        1656.5     3/1/2006   12/28/2005   359         265274.08
6696381844      105120        3/1/2006     2/1/2036    360        647.25     3/1/2006   1/12/2006    360         105120
6710097038      149300        3/1/2006     2/1/2036    360        907.17     3/1/2006   1/19/2006    360         149300
6717971409      69200         3/1/2006     2/1/2036    360        437.4      3/1/2006   1/12/2006    360         69200
6721532478      46350         2/1/2006     1/1/2036    360        292.97     2/1/2006   12/30/2005   359         46308.09
6726096008      300000        3/1/2006     2/1/2036    360        1896.21    3/1/2006   1/24/2006    360         300000
6726853804      172800        2/1/2006     1/1/2036    360        1063.96    2/1/2006   12/29/2005   359         172636.04
6726929190      300000        2/1/2006     1/1/2036    360        1871.61    2/1/2006   1/3/2006     359         299722.14
6729364668      300000        2/1/2006     1/1/2036    360        1750.72    3/1/2006   12/14/2005   359         299686.78
6732997637      48000         3/1/2006     2/1/2036    360        299.46     3/1/2006   1/17/2006    360         48000
6747383609      142500        3/1/2006     2/1/2036    360        842.95     3/1/2006   1/26/2006    360         142500
6748653802      208800        3/1/2006     2/1/2036    360        1302.65    3/1/2006   1/11/2006    360         208800
6762754189      375000        12/1/2005    11/1/2035   360        2308.94    3/1/2006   10/28/2005   357         373926.98
6762967948      252000        3/1/2006     2/1/2036    360        1551.61    3/1/2006   1/18/2006    360         252000
6765740086      63000         3/1/2006     2/1/2036    360        393.04     3/1/2006   1/23/2006    360         63000
6765782047      199000        2/1/2006     1/1/2036    360        1257.82    2/1/2006   12/19/2005   359         198820.1
6773329922      107672        3/1/2006     2/1/2036    360        662.96     3/1/2006   1/13/2006    360         107672
6780846488      55800         3/1/2006     2/1/2036    360        348.12     3/1/2006   1/11/2006    360         55800
6780955107      110000        2/1/2006     1/1/2036    360        695.28     3/1/2006   12/28/2005   359         109900.55
6782380601      65000         3/1/2006     2/1/2036    360        410.85     3/1/2006   1/13/2006    360         65000
6782927302      128000        3/1/2006     2/1/2026    240        954.34     3/1/2006   1/12/2006    240         128000
6787499471      348000        3/1/2006     2/1/2036    360        2058.56    3/1/2006   1/20/2006    360         348000
6793374742      115200        3/1/2006     2/1/2036    360        718.7      3/1/2006   1/17/2006    360         115200
6799912032      44800         3/1/2006     2/1/2036    360        283.17     3/1/2006   1/12/2006    360         44800
6801217982      220000        3/1/2006     2/1/2036    360        1390.55    3/1/2006   1/6/2006     360         220000
6813386577      194200        2/1/2006     1/1/2036    360        1211.56    2/1/2006   12/29/2005   359         194020.13
6818829381      128000        3/1/2006     2/1/2036    360        809.05     3/1/2006   1/4/2006     360         128000
6824535857      66600         3/1/2006     2/1/2036    360        420.96     3/1/2006   1/20/2006    360         66600
6825317255      136425        3/1/2006     2/1/2036    360        840        3/1/2006   1/18/2006    360         136425
6828680287      160500        3/1/2006     2/1/2036    360        1001.32    3/1/2006   1/3/2006     360         160500
6829799284      122500        3/1/2006     2/1/2036    360        764.25     3/1/2006   1/9/2006     360         122500
6834052620      402000        3/1/2006     2/1/2036    360        2507.96    3/1/2006   1/12/2006    360         402000
6840181173      425000        2/1/2006     1/1/2036    360        2514.04    2/1/2006   12/29/2005   359         424566.69
6841648386      300000        2/1/2006     1/1/2036    360        1896.21    2/1/2006   1/3/2006     359         299728.79
6844825031      90000         2/1/2006     1/1/2036    360        554.15     3/1/2006   12/28/2005   359         89914.6
6847352629      171600        3/1/2006     2/1/2036    360        1070.57    3/1/2006   1/20/2006    360         171542.59
6848387582      100000        3/1/2006     2/1/2036    360        615.72     3/1/2006   1/13/2006    360         100000
6849603433      380000        1/1/2006     12/1/2035   360        2339.73    2/1/2006   11/8/2005    358         379277
6852217998      450000        3/1/2006     2/1/2036    360        2770.73    3/1/2006   1/10/2006    360         450000
6852496832      201600        3/1/2006     2/1/2036    360        1274.25    3/1/2006   1/18/2006    360         201600
6855239718      98125         2/1/2006     1/1/2036    360        620.22     2/1/2006   12/29/2005   359         98036.29
6857420332      73000         2/1/2006     1/1/2036    360        449.48     2/1/2006   12/29/2005   359         72930.73
6866581942      281000        2/1/2006     1/1/2036    360        1753.08    3/1/2006   1/3/2006     359         280739.73
6873198961      50400         3/1/2006     2/1/2036    360        318.57     3/1/2006   1/5/2006     360         50400
6876287217      177500        2/1/2006     1/1/2036    360        1107.37    2/1/2006   12/22/2005   359         177335.6
6883944099      144000        3/1/2006     2/1/2036    360        886.64     3/1/2006   1/25/2006    360         144000
6889796709      82000         2/1/2006     1/1/2036    360        518.3      3/1/2006   12/28/2005   359         81925.87
6892595759      128800        3/1/2006     2/1/2036    360        814.11     3/1/2006   1/17/2006    360         128800
6898423303      131900        3/1/2006     2/1/2036    360        812.14     3/1/2006   1/6/2006     360         131900
6902530960      148400        3/1/2006     2/1/2036    360        925.83     3/1/2006   1/20/2006    360         148400
6907026964      123000        3/1/2006     2/1/2036    360        747.37     3/1/2006   1/11/2006    360         123000
6909658319      100000        3/1/2006     2/1/2036    360        599.56     3/1/2006   1/20/2006    360         100000
6911831037      88000         3/1/2006     2/1/2036    360        549.01     3/1/2006   1/23/2006    360         88000
6912513675      300000        3/1/2006     2/1/2036    360        1896.21    3/1/2006   1/13/2006    360         300000
6914457111      261750        2/1/2006     1/1/2036    360        1611.64    2/1/2006   12/29/2005   359         261501.64
6917042928      89340         2/1/2006     1/1/2036    360        564.69     2/1/2006   12/29/2005   359         89259.24
6920935977      357000        3/1/2006     2/1/2036    360        2256.49    3/1/2006   1/20/2006    360         357000
6923998527      96427         3/1/2006     2/1/2036    360        609.49     3/1/2006   1/10/2006    360         96427
6927561289      307075        3/1/2006     2/1/2036    360        1890.72    3/1/2006   1/13/2006    360         307075
6932457853      375000        2/1/2006     1/1/2036    360        2308.94    2/1/2006   1/3/2006     359         374644.19
6934019107      126600        3/1/2006     2/1/2036    360        800.2      3/1/2006   1/24/2006    360         126600
6937609417      80000         3/1/2006     2/1/2036    360        466.86     3/1/2006   1/23/2006    360         80000
6937925011      48000         3/1/2006     2/1/2036    360        303.4      3/1/2006   1/23/2006    360         48000
6944221230      430000        2/1/2006     1/1/2036    360        2717.9     2/1/2006   12/28/2005   359         429611.27
6947294499      87500         2/1/2006     1/1/2036    360        538.76     3/1/2006   12/23/2005   359         87416.97
6947964679      199000        2/1/2006     1/1/2036    360        1241.51    2/1/2006   12/30/2005   359         198815.68
6952523378      169460        2/1/2006     1/1/2036    360        1057.22    2/1/2006   12/29/2005   359         169303.04
6969777900      300000        3/1/2006     2/1/2036    360        1871.61    3/1/2006   1/25/2006    360         300000
6974361740      58000         3/1/2006     2/1/2036    360        361.85     3/1/2006   1/4/2006     360         58000
6983837086      155920        3/1/2006     2/1/2036    360        972.74     3/1/2006   1/9/2006     360         155920
6984593274      180000        3/1/2006     2/1/2036    360        1122.97    4/1/2006   1/10/2006    360         180000
6987081061      81520         3/1/2006     2/1/2036    360        515.27     3/1/2006   1/11/2006    360         81520
6988669591      160000        3/1/2006     2/1/2036    360        1011.31    3/1/2006   1/11/2006    360         160000
6992637345      127200        2/1/2006     1/1/2036    360        762.63     3/1/2006   12/30/2005   359         127073.37
6996031784      230600        3/1/2006     2/1/2036    360        1327.47    3/1/2006   1/13/2006    360         230600
6999667923      300000        2/1/2006     1/1/2036    360        1871.61    2/1/2006   12/28/2005   359         299722.14
6999914101      159390        3/1/2006     2/1/2036    360        955.63     3/1/2006   1/11/2006    360         159390


Loan               Credit     Appraisal   Sales
Number             Score      Value       Price
------------------------------------------------
3303074425         758       380000       380000
3303225779         718       715000       0
3303311447         0         483000       0
3303423234         712       275000       183900
3303447134         744       180000       180000
3303462661         683       155841       0
3303496404         751       151500       0
3303539161         696       225000       0
3303564425         704       255000       0
3303569465         775       112543       0
3303580470         760       200000       0
3303582369         661       270000       0
3303589513         815       140000       139900
3303591154         756       97000        0
3303592384         748       354000       0
3303599686         812       582000       0
3303600914         716       112000       110000
3303624807         697       93500        0
3303626661         673       127000       0
3303634095         737       220338       0
3303642460         680       100000       0
3303646149         739       387926       0
3303647378         709       275000       152000
3303647519         781       258000       0
3303649952         800       390000       0
3303651800         639       360000       0
3303653335         821       89000        89000
3303654242         665       95000        69900
3303665917         791       187800       175000
3303667194         746       118541       118000
3303670313         703       217414       0
3303671022         682       133000       0
3303671899         666       550000       0
3303672491         682       78000        0
3303673275         655       85000        73000
3303673846         747       158000       158000
3303676450         753       110000       105000
3303678449         750       325000       0
3303679819         736       320000       0
3303681740         785       520000       0
3303684892         714       201000       187000
3303685444         826       450000       0
3303690816         626       145000       145000
3303696474         762       141000       0
3303698173         750       250000       0
3303698900         731       260000       0
3303700631         761       430000       430000
3303702553         674       114500       0
3303704906         761       146000       117000
3303706067         767       139700       152000
3303707487         770       208000       190000
3303708337         777       140000       0
3303715415         776       88500        0
3303716462         782       232700       0
3303716918         782       345000       0
3303717254         782       228700       0
3303717486         782       217000       0
3303717650         763       130000       0
3303717759         782       270000       0
3303717957         782       181300       0
3303718138         694       232800       228000
3303718948         711       155000       0
3303720977         676       154000       154000
3303724813         726       109000       0
3303727329         676       160000       154000
3303727394         676       159000       154000
3303727451         676       159000       154000
3303727519         676       159000       154000
3303729754         626       145000       145000
3303730331         765       91000        0
3303766236         747       180000       0
3303775005         762       242000       0
3303778009         747       524000       0
6002985718         780       178000       176000
6008371707         776       1200000      0
6011144414         795       984000       983000
6011520548         704       138300       129000
6023427195         801       100000       100000
6033577153         751       160000       126900
6036207865         713       413000       0
6039044109         751       540000       0
6045902878         722       236500       0
6076757175         720       400000       340000
6082310605         773       861000       0
6082394179         808       170000       170000
6083871662         775       134000       133000
6086345672         708       508000       0
6087916166         712       220000       225000
6091662210         733       154000       153990
6098739862         789       520000       472000
6099334465         795       91000        88000
6100753778         782       492500       492500
6102102172         788       75500        0
6102285712         688       125000       0
6115652999         784       580000       0
6123642040         790       300000       0
6124549681         701       130000       0
6125226602         731       226000       225000
6126086260         792       92500        0
6126178042         668       945000       0
6126933362         789       405000       0
6132166387         803       360019       0
6138446700         708       120000       135000
6139496720         710       120000       119412
6142022505         791       75000        75000
6142427381         784       160000       158000
6143796420         757       350000       0
6143987417         782       120000       118000
6145848500         748       123000       0
6148981704         784       178500       178500
6149932482         717       80000        80000
6151689376         792       178000       175000
6156062546         776       575000       0
6163069286         775       111000       110750
6165095594         756       180000       153900
6165299741         716       268000       0
6169209514         805       360000       360000
6170260779         726       157500       0
6171115162         642       158000       146900
6174452539         732       790000       0
6179229668         695       195000       155000
6184588314         720       328000       0
6187432155         796       422000       0
6188755422         802       150000       143234
6192158464         782       227800       258000
6196008277         788       215000       213500
6197010439         787       117000       0
6197371229         722       201000       201000
6207175966         777       75000        74000
6213084897         794       360000       360000
6225059663         778       152000       152000
6230694678         633       60000        0
6231340578         760       312000       0
6231986933         802       260000       0
6234015961         786       590000       630000
6234191242         786       124500       100000
6243553374         777       296000       282000
6249667541         817       332100       325000
6252166704         750       220000       223000
6257485919         714       64900        64900
6260069726         705       1183000      0
6265624525         634       131500       131450
6268028336         786       280000       279900
6270601088         686       183600       0
6276436083         698       240000       240000
6277019839         805       245500       245400
6290309811         710       160000       158857
6291027479         821       320000       0
6291688304         813       94000        92000
6299308426         799       146500       145915
6313280015         785       204000       204000
6324874517         782       330000       319900
6325906698         767       185000       183500
6326450654         777       75000        74000
6329282518         770       850000       0
6334491435         729       129600       129600
6346281014         722       180000       179900
6349304672         662       150000       0
6349739992         801       119900       0
6359531974         690       220000       0
6361498121         739       700000       680000
6362268713         787       118000       118000
6363068054         802       480000       480000
6363388205         684       130000       130000
6371553519         746       154000       153990
6371787455         786       338000       350000
6374857743         784       470000       0
6383742308         777       75000        74000
6385819989         709       208000       0
6386480567         811       165000       156000
6388855337         656       300000       288735
6389171643         742       210000       0
6397470185         654       91000        0
6402842105         800       775000       0
6405582153         788       55000        0
6405994804         793       565000       565000
6413062529         763       75000        75000
6413357416         718       780000       0
6415342804         760       200000       0
6419981136         760       278500       239230
6425580203         782       159000       154900
6425761589         744       97000        80000
6434793417         792       193000       185000
6441015051         732       162000       160000
6443144297         736       115000       110000
6445990713         690       135000       0
6447063204         665       192000       192000
6448341856         710       420000       414000
6453022672         641       225889       0
6455720141         676       501000       0
6457598834         775       231286       0
6459090848         799       123500       118000
6464515136         773       315000       0
6467052046         777       75000        74000
6467069842         762       220000       0
6469276346         796       145000       143000
6482383756         748       124000       122000
6483528151         785       375000       0
6490882625         813       122000       120150
6495011113         800       180000       180000
6501029208         798       530000       0
6502284570         707       410000       365000
6503753664         773       184000       0
6510547687         808       445000       0
6511592435         789       270000       0
6514129243         802       130000       128319
6516866388         709       230000       0
6519139064         798       72000        0
6521210549         764       133000       0
6527079161         719       101000       85000
6528645929         732       131000       130450
6529219849         755       268000       274900
6538730091         796       288000       0
6539056363         797       400000       400000
6539209137         779       256000       0
6540028799         647       300000       0
6540209175         809       168000       165000
6546747145         791       137000       132000
6548704631         782       334000       340000
6548717161         637       450000       0
6551238154         747       204221       315000
6553091577         772       400000       0
6559779589         735       228800       0
6561515948         784       262000       172256
6569194035         650       151000       0
6583851180         727       215000       205000
6583916637         730       650000       0
6589968962         790       152000       0
6601743534         788       55000        0
6602100296         705       220000       192990
6603936912         752       175000       0
6610526185         763       270000       0
6610654201         779       625000       600000
6612692282         681       495000       0
6613009742         761       586100       0
6616432222         777       110000       110000
6617929499         769       230000       330000
6619030593         761       305000       0
6640316649         757       325000       0
6641675498         787       440000       0
6643204982         666       45000        35500
6645574655         754       322000       0
6645995256         766       300000       299000
6648893946         784       135000       134999
6651069657         777       75000        74000
6651297142         781       500000       490000
6658666174         706       240000       0
6659431222         749       262000       262000
6663082920         781       241000       240900
6671121538         782       120000       119000
6674387243         788       384000       365000
6678482495         687       230000       223000
6682918062         741       219000       0
6689052147         732       130000       127950
6689054622         778       340000       331900
6696381844         782       132000       131400
6710097038         708       226000       0
6717971409         701       86500        0
6721532478         768       53000        51500
6726096008         776       540000       0
6726853804         796       235000       216000
6726929190         764       400000       400000
6729364668         692       580000       0
6732997637         714       65000        0
6747383609         705       210000       190000
6748653802         785       261000       0
6762754189         797       586000       586000
6762967948         781       320000       315000
6765740086         755       73000        73000
6765782047         736       455000       0
6773329922         742       136000       134590
6780846488         666       92906        93000
6780955107         802       210000       0
6782380601         654       88000        0
6782927302         715       310000       0
6787499471         779       570000       0
6793374742         797       145000       144000
6799912032         736       64000        0
6801217982         692       281500       0
6813386577         747       332000       0
6818829381         624       235000       0
6824535857         777       75000        74000
6825317255         731       183000       181900
6828680287         771       214000       220000
6829799284         773       185000       0
6834052620         690       677000       0
6840181173         817       560000       555000
6841648386         759       615000       0
6844825031         704       130000       0
6847352629         757       220000       0
6848387582         786       178000       0
6849603433         801       760000       0
6852217998         763       750000       0
6852496832         710       288000       0
6855239718         802       160000       151125
6857420332         711       105000       0
6866581942         724       402000       0
6873198961         719       63000        0
6876287217         788       259000       225000
6883944099         758       180000       180000
6889796709         804       135000       0
6892595759         810       161000       171000
6898423303         758       252000       164900
6902530960         781       187000       185500
6907026964         755       230000       0
6909658319         680       155000       195000
6911831037         792       110000       0
6912513675         720       400000       0
6914457111         716       393500       349000
6917042928         802       148000       136340
6920935977         746       540000       517000
6923998527         684       107500       107142
6927561289         756       410000       487075
6932457853         813       645000       0
6934019107         768       550000       0
6937609417         797       130000       135000
6937925011         788       60000        0
6944221230         708       660000       660000
6947294499         704       125000       125000
6947964679         742       283000       0
6952523378         691       229000       0
6969777900         733       450000       0
6974361740         655       82000        0
6983837086         796       210000       194900
6984593274         725       230000       0
6987081061         760       102000       101900
6988669591         801       200000       200000
6992637345         777       160000       159000
6996031784         691       452000       0
6999667923         783       919000       0
6999914101         768       336000       0

Loan Count:                331
Scheduled PB
as February 1, 2006:       $54,011,938.46
Unpaid PB W/A:             $163,178.06
W/A Interest Rate:         6.30%
W/A Remaining Term:        359.5 months

                                   EXHIBIT D-2

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 2)

Bank of America
               [LOGO]

BOAALT 2006-02
Group 2:
Mortgage Schedule


     Loan       Property                                             Loan                 Doc       Original   Mortgage Interest
    Number        Type                Occupancy                    Purpose               Type       LTV (%)        Rate (%)
--------------------------------------------------------------------------------------------------------------------------------
3301445452   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
3302401678   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        80.00                 6.5
3302635804    PUD Detached     Primary (Owner Occupied)            Purchase            No Ratio        82.75               5.875
3302712538    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
3303011757     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         85.10                6.25
3303030427   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        80.00                6.25
3303166601         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
3303261493   Single Family    Secondary (Owner Occupied)           Purchase            No Ratio        51.72               6.125
3303402089   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303438554   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303483196   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
3303498335     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         54.82                5.75
3303515872   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303554509     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         49.70               5.875
3303573624         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                   6
3303582229   Single Family     Primary (Owner Occupied)            Purchase              Rapid         80.00                 6.5
3303591691    PUD Detached     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         93.66                6.25
3303597359   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303601201   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303624922     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               6.375
3303629079     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         63.08                6.25
3303632313     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         44.76               6.375
3303634103     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               5.875
3303652303     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         45.42                5.75
3303653897   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
3303669828   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303670925     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               6.375
3303674034     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         47.52                5.75
3303675718   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
3303676526   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         93.15                 6.5
3303680320   Single Family    Secondary (Owner Occupied)           Purchase            No Ratio        80.00                 6.5
3303680544     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00                6.25
3303684942   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
3303685493   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00               6.125
3303688901     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         21.99                5.75
3303695302     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         75.90               6.375
3303704013     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         55.53               6.375
3303704179     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         41.60               6.375
3303705572     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                5.75
3303709228   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
3303717718   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303719771   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         50.27               6.375
3303738086   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
3303739167     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        61.50                6.25
3303739308     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        68.41                6.25
3303749885     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         41.19                 6.5
3303775211    PUD Detached     Primary (Owner Occupied)            Purchase              Rapid         79.79               6.125
3303780369     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         39.00                 5.5
6002181342         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6003316392   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                6.25
6004700867   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                6.25
6009069862   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6009096915   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6011810535   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        80.00                6.25
6013490385   Single Family     Primary (Owner Occupied)            Purchase             Stated         74.75                6.25
6013730947   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                6.25
6014087180   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6019835724     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         36.14                 6.5
6021050478   Condo Highrise   Secondary (Owner Occupied)           Purchase            Standard        80.00                6.25
6021295842   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        79.45                 6.5
6028156369   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         55.51                 6.5
6028240643   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6031573402   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6032660273    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6033916237   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6034119732   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         72.34                6.25
6037251870   Single Family    Secondary (Owner Occupied)           Purchase             Stated         80.00                6.25
6038811037   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00                6.25
6043290367   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.125
6044319140   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         74.40                6.25
6048792797   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                6.25
6048811050   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         31.17                6.25
6049602201   Single Family     Primary (Owner Occupied)            Purchase             Stated         90.00               6.125
6050541330    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6050865531   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6055597055         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                   6
6055631714   Single Family     Primary (Owner Occupied)            Purchase             Stated         94.11               6.375
6056932640   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         78.86               6.375
6057477967     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00               6.125
6063072976   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6068075750   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6074087823   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6074357390   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6074598928   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6075814860   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6076834362   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6079830896   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         41.86                6.25
6080476556   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6080764829         CL         Secondary (Owner Occupied)           Purchase             Stated         74.99                 6.5
6083682580   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6083761111     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         86.02                 6.5
6087077530   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6092330924   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6095797228     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         69.84                6.25
6097953365     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         69.58               5.875
6102664965   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         49.94                6.25
6104138471    PUD Attached     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00               6.125
6104634529    PUD Attached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6108305209   Single Family     Primary (Owner Occupied)            Purchase             Stated         58.82               6.125
6110655971   Single Family     Primary (Owner Occupied)            Purchase               DU           79.99                 6.5
6112615064   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6112859530   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6112941577   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6117062197   Single Family    Secondary (Owner Occupied)           Purchase             Stated         63.63                 6.5
6120622276   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00               6.375
6123484641   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6125414588         CL          Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6126288247   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        44.24               5.875
6126686184   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6127876875   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         79.68               6.125
6130397943   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                5.75
6134397816    PUD Attached     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6135756127     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        76.92               5.875
6141844586     Townhouse       Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         57.89               6.375
6143781919   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6148162388         CL          Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         79.05               6.375
6148719229   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         75.00               5.875
6155175976   Condo Highrise    Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6156567031     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00                 6.5
6163857821   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                6.25
6170046335         CL          Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         87.14               6.375
6173291813    PUD Detached     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         76.45                 6.5
6174406865   Single Family     Primary (Owner Occupied)            Purchase             Stated         79.86                6.25
6174599172   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6175583712   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6176719067         CL          Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6177593784    PUD Detached     Primary (Owner Occupied)            Purchase            No Ratio        66.85               6.375
6177731954   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         75.00                 6.5
6181999837         CL         Secondary (Owner Occupied)           Purchase            Standard        66.66               5.875
6182746658   Single Family     Primary (Owner Occupied)            Purchase               DU           79.99               6.125
6182828423   Single Family     Primary (Owner Occupied)            Purchase            Standard        79.99               5.875
6183357745   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6189599647   Single Family     Primary (Owner Occupied)            Purchase            Standard        79.97               6.375
6190550233   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6191146577   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00               6.375
6192825500   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        80.00               6.375
6194846652   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout    No Ratio        63.48                 6.5
6199035434   Single Family     Primary (Owner Occupied)            Purchase            Standard        75.90                 6.5
6199566321    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6202045941   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         33.52                6.25
6204735663   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6205355842    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6210272156    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6215226082   Condo Highrise    Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6219188502   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6219770838   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00               6.125
6221303578   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6226156161    PUD Detached     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6231014991   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6231074094   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6231644748   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6235349708   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6237785958   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6238679937     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         69.87               6.375
6242676085   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                 6.5
6248063833   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6251509458   Single Family     Primary (Owner Occupied)            Purchase            Standard        79.99               6.375
6252255614         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6258785978    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6259630827   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                6.25
6261466699     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               6.375
6263199660   Single Family     Primary (Owner Occupied)     Construction_Permanent      Stated         66.98               6.375
6268505069   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6270891549   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6274294336   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6275689302     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00               5.875
6277787641   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6279801358   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6285085632    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        75.83                 6.5
6286148009   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.125
6292047104   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6298164572     Townhouse       Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6303462128     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               6.375
6304070847    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6304371757   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6306021491   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.125
6306327617     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         60.00                6.25
6308337218   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6310369951     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         74.00               6.375
6311537994     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         64.22                5.75
6311767724   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         66.66                   6
6312665604   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        80.00                 6.5
6316012894    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                   6
6319956782     Townhouse       Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         47.84                 6.5
6321070556   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6322329092   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6323862117   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6326134506   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6326439558   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                 6.5
6333254297   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        58.72                 6.5
6335591936   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                5.75
6337216136    PUD Detached     Primary (Owner Occupied)            Purchase             Stated         45.20               6.125
6338545616    PUD Detached     Primary (Owner Occupied)            Purchase           Paper Saver      78.44               5.625
6341067152   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6341436894     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         58.94               6.375
6342478424   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6342527063   Single Family     Primary (Owner Occupied)     Construction_Permanent      Stated         65.42                6.25
6343056203   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6343567365    PUD Detached     Primary (Owner Occupied)            Purchase            No Ratio        70.49               6.375
6354586247   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6357654265   Single Family     Primary (Owner Occupied)            Purchase               LP           80.00               6.375
6359577126     Townhouse       Primary (Owner Occupied)            Purchase            Standard        79.11               6.375
6369672586   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                 6.5
6372918489         CL         Secondary (Owner Occupied)           Purchase            No Ratio        72.69               5.875
6374379029   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         50.00                   6
6374928569    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                5.75
6378456872   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out        Rapid         80.00                 6.5
6381984761   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         65.94                 6.5
6383518559   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         63.98               6.375
6383890503    PUD Detached     Primary (Owner Occupied)            Purchase            No Ratio        80.00                6.25
6384101439   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6388347467   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         36.76                 6.5
6388991876    PUD Attached     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         60.37                6.25
6390504493   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6391956445   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         44.34                 6.5
6394092800    PUD Detached     Primary (Owner Occupied)            Purchase               DU           78.72                 6.5
6400545437     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        49.96                 6.5
6404218627   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6406744232   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6411718783   Single Family     Primary (Owner Occupied)            Purchase            Standard        79.99               6.375
6414410073   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6418245400   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00                5.75
6424742861    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6425230718   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         55.29                6.25
6429081323   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         71.07               6.375
6430390812    PUD Detached     Primary (Owner Occupied)            Purchase             Stated         80.00               6.125
6435774812    PUD Detached     Primary (Owner Occupied)            Purchase            No Ratio        89.99               5.875
6438429141   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6438980945   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6441329510   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         69.65                   6
6446604057   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         56.68                 6.5
6448736055   Single Family     Primary (Owner Occupied)            Purchase            Standard        103.0               6.125
6451538778   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                6.25
6455899960   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        60.31                6.25
6456153847    PUD Detached     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6456600441   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         21.22               6.375
6459453137   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         45.11                5.75
6461656354   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6464145413   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         44.13               6.375
6464396750   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6465831433   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6466114185   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6466283378   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6467789423   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00               6.375
6467916976    PUD Attached    Secondary (Owner Occupied)           Purchase            Standard        80.00               6.125
6468528960   Single Family     Primary (Owner Occupied)            Purchase             Stated         84.44                6.25
6470872455   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6477332420   Single Family    Secondary (Owner Occupied)           Purchase            No Ratio        80.00                6.25
6480534715   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout    No Ratio        69.61                 6.5
6481261946   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         56.26                 6.5
6482049027     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               5.875
6482237408    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6485963612    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6487106368   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6488744167   Single Family    Secondary (Owner Occupied)           Purchase            Standard        80.00               5.875
6490967756    PUD Detached     Primary (Owner Occupied)            Purchase               DU           79.99               6.125
6491537293    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6498193892    PUD Attached     Primary (Owner Occupied)            Purchase            Standard        79.99               6.375
6501618422    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6506703328   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6510109892   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00               6.125
6510500553   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         71.17                 6.5
6510776419    PUD Attached    Secondary (Owner Occupied)           Purchase             Stated         80.00               6.375
6514277398         CL          Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         24.30                 6.5
6516170526   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6516870752    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6517237258   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00               6.125
6518962151   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         79.05               6.375
6519115494   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6519238718   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6520155943   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        80.00               6.375
6524992606    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6530263299     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00                6.25
6532517692   Single Family     Primary (Owner Occupied)            Purchase             Stated         90.00                6.25
6536594325     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         57.51               6.125
6543917121   Single Family     Primary (Owner Occupied)            Purchase             Stated         64.16               6.125
6544569327   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.125
6545857929   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         65.88                6.25
6545916006   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                   6
6548835427    PUD Attached    Secondary (Owner Occupied)           Purchase            Standard        80.00               6.375
6550698614         CL          Primary (Owner Occupied)            Purchase             Stated         80.00               6.375
6551909440         CL          Primary (Owner Occupied)            Purchase            Standard        79.98                6.25
6555783916   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6557518765   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout    Standard        80.00                5.75
6558882673     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         45.29               6.375
6561260065         CL          Primary (Owner Occupied)            Purchase            Standard        79.90               5.875
6561276871    PUD Detached    Secondary (Owner Occupied)           Purchase             Stated         58.82               6.375
6570038007     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               5.875
6570238821   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6571826202    PUD Detached     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6575073926    PUD Attached     Primary (Owner Occupied)            Purchase            Standard        79.99               6.375
6582817786    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6584219742    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6585511600   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6587169837    PUD Detached     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        80.00                6.25
6587986586   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00               6.375
6589477493    PUD Attached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6590707557   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00               6.375
6597119327     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         59.36                   6
6599794234   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        80.00               6.375
6609958183         CL          Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         61.45               6.375
6612210853   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        70.12                6.25
6613714937   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         51.80               6.375
6616990989   Single Family    Secondary (Owner Occupied)           Purchase             Stated         90.00                   6
6618256843   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6623132864   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        42.10                6.25
6623619357   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6627203505   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         58.90               6.125
6628295278   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6630601521    PUD Attached     Primary (Owner Occupied)            Purchase             Stated         80.00                 6.5
6632247208    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6632752520   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6634096306   Single Family     Primary (Owner Occupied)            Purchase             Stated         75.00                 6.5
6634265471   Single Family     Primary (Owner Occupied)            Purchase            Standard        71.42               6.375
6635989129   Single Family     Primary (Owner Occupied)            Purchase            Standard        73.33               6.375
6636919521   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6637035442     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         56.95                5.75
6641745812    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                   6
6643283622   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        79.99               6.375
6648047931   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6653148772   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6653296738   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6655128244         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6657753239   Single Family    Secondary (Owner Occupied)           Purchase            Standard        80.00                6.25
6657794530   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         75.00                6.25
6658601643   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         41.07                 6.5
6658850398    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6659347857    Four Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         73.94               6.375
6659612730     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         62.05                 6.5
6665056138   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00               6.125
6666497216    PUD Detached    Secondary (Owner Occupied)           Purchase            Standard        68.44                6.25
6668444281   Single Family    Secondary (Owner Occupied)           Purchase            Standard        80.00                 6.5
6669082528   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6670986618   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6672520571    PUD Detached     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         74.41               6.375
6673290000    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6673422801         CL          Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         79.40               6.375
6675349234    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6676176305     Townhouse       Primary (Owner Occupied)            Purchase             Stated         79.96                6.25
6677357110     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         8.270               5.875
6678017960     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         73.38               6.125
6678462364         CL          Primary (Owner Occupied)            Purchase               DU           79.87                   6
6680270490         CL          Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6683347212   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6684499335    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6686410306    PUD Detached     Primary (Owner Occupied)            Purchase             Stated         34.55               6.375
6687907094   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6697023577   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6701982388   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                   6
6703051463   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         50.54                6.25
6703850880    PUD Detached     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00               6.375
6707483894   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         69.95                 6.5
6708029985         CL          Primary (Owner Occupied)            Purchase            Standard        79.98                 6.5
6709068024     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         66.72               6.375
6709598186   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                   6
6710694602   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6711474681   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                5.75
6712489282   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6714343461   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6716980096    PUD Detached    Secondary (Owner Occupied)    Refinance_No_Cash_Out      No Ratio        56.12                 6.5
6721879564         CL         Secondary (Owner Occupied)   Refinance_Equity_Takeout     Stated         40.48               6.375
6724263857   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6724470932    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6728002004   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                 6.5
6728643393     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         45.89               6.375
6729799921   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6732782104   Single Family     Primary (Owner Occupied)            Purchase            No Ratio        56.61               6.375
6735076330   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6739479274    Three Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         67.86               6.125
6741811225     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         79.71                 6.5
6743025527   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6746449328   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6746564076   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6746948873   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         70.17                 6.5
6748148613    PUD Detached     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6752432903    PUD Detached     Primary (Owner Occupied)            Purchase             Stated         80.00                 6.5
6752504313     Townhouse       Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         79.94                 6.5
6757118218    PUD Attached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6757787616    PUD Detached     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                 6.5
6761889317     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         47.33               6.375
6766796087   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00               6.375
6766984824   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         73.70                 6.5
6767180661    PUD Detached     Primary (Owner Occupied)            Purchase             Stated         79.63               6.125
6768306422   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6775104810   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         73.42                 6.5
6775142232    PUD Detached     Primary (Owner Occupied)            Purchase            No Ratio        80.00               5.625
6779901682   Single Family    Secondary (Owner Occupied)           Purchase             Stated         80.00                   6
6780916588   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6781734048   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6784103613    PUD Attached     Primary (Owner Occupied)            Purchase             Stated         79.99                 6.5
6785657682    PUD Attached     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6789700447    PUD Detached     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6790053182   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         63.63               6.375
6790600768     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         62.09               6.375
6791030395         CL          Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6797274021   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         60.49               6.125
6798033616   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6798414345   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out      No Ratio        50.81                6.25
6799570863   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         30.80                 6.5
6801653541   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                6.25
6803450367   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6809821934   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6812279039   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        80.00                 6.5
6812614110         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6813247340   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00                 6.5
6818019074    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6819749729   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                5.75
6821653406   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6824338179    PUD Detached     Primary (Owner Occupied)     Refinance_No_Cash_Out      Standard        79.82               6.375
6824571514   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                   6
6826728500   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         26.44                 6.5
6827365823   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6830768633   Single Family     Primary (Owner Occupied)            Purchase            Standard        58.33               6.375
6832290289   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6833283036   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6838174024    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6838350400   Single Family     Primary (Owner Occupied)            Purchase            Standard        79.62                 6.5
6842211143         CL         Secondary (Owner Occupied)           Purchase            Standard        80.00                 6.5
6842780824   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         50.44               6.375
6844561842   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         24.07                 6.5
6847754972   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6851767720   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6852191391   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6852977997     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         69.56                   6
6853442009   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6854401061     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         54.15               6.375
6862709117    PUD Detached     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6863270754   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         79.28                 6.5
6865665431   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6867008200   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                 6.5
6868413573   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6868997880   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6870721369    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6874625780   Single Family     Primary (Owner Occupied)            Purchase             Stated         90.00                6.25
6874675314         CL          Primary (Owner Occupied)            Purchase            Standard        79.38                 6.5
6875539998   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6877903010   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6877940962     Townhouse       Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6881621673   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                   6
6885427671   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                6.25
6886052312   Single Family     Primary (Owner Occupied)            Purchase             Stated         75.00               6.375
6888499818   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         60.31                   6
6888834568   Single Family     Primary (Owner Occupied)            Purchase             Stated         56.92                6.25
6894207650     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         80.00               6.375
6894504221   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                 6.5
6895173000     Two Family      Primary (Owner Occupied)            Purchase             Stated         80.00               6.125
6897203755    PUD Attached     Primary (Owner Occupied)            Purchase            Standard        77.77               5.875
6898687840    PUD Detached    Secondary (Owner Occupied)           Purchase            Standard        80.00                6.25
6901495959    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6901604774         CL          Primary (Owner Occupied)            Purchase            No Ratio        59.78               6.125
6903307749   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         53.17                6.25
6903429238   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6904431779         CL          Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6909608694   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6911691027   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6911950696   Single Family     Primary (Owner Occupied)            Purchase             Stated         90.00               6.375
6913408347    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6919701463   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6920488316   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6923321621    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6924169987   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                6.25
6925924489   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         68.36                 6.5
6927805397   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00                 6.5
6930406555   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         74.13                 6.5
6930708083     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         77.72               6.125
6933744762   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                 6.5
6937668397   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                6.25
6938974059   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         77.85               6.375
6939532476   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00                6.25
6940982306         CL          Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6941134212   Single Family     Primary (Owner Occupied)            Purchase             Stated         56.89                 6.5
6945636873   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                   6
6949013574   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6949590621     Two Family      Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         61.33                6.25
6953506422     Two Family      Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         66.09               6.375
6954919640   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         75.80                6.25
6959770949   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         69.98               6.375
6962514656   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.125
6964793464     Two Family      Primary (Owner Occupied)            Purchase            No Ratio        80.00               6.375
6966093863    PUD Detached     Primary (Owner Occupied)            Purchase            Standard        80.00               5.875
6966989961   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6969427365    PUD Detached     Primary (Owner Occupied)            Purchase               DU           80.00               6.125
6970952526   Single Family     Primary (Owner Occupied)            Purchase             Stated         79.33               5.875
6971103798   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.375
6971684722   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                 6.5
6975685865   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6980198698   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         80.00               6.125
6980477803   Single Family     Primary (Owner Occupied)            Purchase             Stated         80.00                6.25
6983823581   Single Family     Primary (Owner Occupied)     Refinance_No_Cash_Out       Stated         75.44               6.375
6987716856   Single Family     Primary (Owner Occupied)            Purchase               DU           80.00               6.125
6991951945   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00                   6
6992040920   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         61.48                 6.5
6996386386   Single Family     Primary (Owner Occupied)            Purchase            Standard        80.00               6.375
6996888472   Single Family     Primary (Owner Occupied)    Refinance_Equity_Takeout     Stated         41.34                 6.5
6997699852   Single Family     Primary (Owner Occupied)            Purchase            Standard        100.0               6.375
6999575712    PUD Detached     Primary (Owner Occupied)            Purchase            No Ratio        79.99               6.375


              Original
     Loan     Principal    First Payment   Maturity      Original        Monthly     Current     Closing       Remaining
    Number   Balance ($)       Date          Date      Term (Months)   Payment ($)   Due Date      Date      Term (Months)
--------------------------------------------------------------------------------------------------------------------------
3301445452        413652     12/1/2005     11/1/2035             360       2580.66   2/1/2006   10/25/2005             357
3302401678        273232     3/1/2006      2/1/2036              360       1727.02   3/1/2006    1/6/2006              360
3302635804        360000     9/1/2005      8/1/2035              360       2129.54   2/1/2006   7/29/2005              354
3302712538        193936     2/1/2006      1/1/2036              360        1194.1   2/1/2006   12/16/2005             359
3303011757        404235     1/1/2006      12/1/2035             360       2488.95   3/1/2006   11/15/2005             358
3303030427        103992     2/1/2006      1/1/2036              360         640.3   2/1/2006   12/30/2005             359
3303166601        134320     2/1/2006      1/1/2036              360        827.04   3/1/2006   12/30/2005             359
3303261493         75000     3/1/2006      2/1/2036              360        455.71   3/1/2006   1/17/2006              360
3303402089        175984     3/1/2006      2/1/2036              360       1112.34   3/1/2006   1/23/2006              360
3303438554        140000     2/1/2006      1/1/2036              360         884.9   2/1/2006   12/19/2005             359
3303483196        118320     2/1/2006      1/1/2036              360        738.17   3/1/2006   12/30/2005             359
3303498335        219305     3/1/2006      2/1/2036              360       1279.81   3/1/2006   1/13/2006              360
3303515872        234400     3/1/2006      2/1/2036              360       1481.57   3/1/2006   1/20/2006              360
3303554509        114330     2/1/2006      1/1/2036              360        676.31   2/1/2006   12/27/2005             359
3303573624        130400     2/1/2006      1/1/2036              360        781.82   2/1/2006   12/29/2005             359
3303582229         60000     2/1/2006      1/1/2036              360        379.25   2/1/2006   12/30/2005             359
3303591691         94600     3/1/2006      2/1/2036              360        582.47   3/1/2006   1/10/2006              360
3303597359        179920     3/1/2006      2/1/2036              360       1137.22   3/1/2006   1/10/2006              360
3303601201        134000     2/1/2006      1/1/2036              360        846.98   3/1/2006   12/21/2005             359
3303624922        216000     3/1/2006      2/1/2036              360       1347.56   3/1/2006   1/13/2006              360
3303629079        290200     2/1/2006      1/1/2026              240       2121.16   3/1/2006   12/28/2005             239
3303632313        188000     3/1/2006      2/1/2036              360       1172.88   3/1/2006   1/12/2006              360
3303634103        237200     2/1/2006      1/1/2036              360       1403.13   3/1/2006   12/27/2005             359
3303652303        245311     3/1/2006      2/1/2036              360       1431.57   3/1/2006    1/9/2006              360
3303653897         52000     3/1/2006      2/1/2036              360        324.42   3/1/2006    1/6/2006              360
3303669828        262400     3/1/2006      2/1/2036              360       1658.55   3/1/2006   1/17/2006              360
3303670925         86400     3/1/2006      2/1/2036              360        539.03   3/1/2006   1/20/2006              360
3303674034        202000     3/1/2006      2/1/2036              360       1178.82   3/1/2006    1/3/2006              360
3303675718        104000     3/1/2006      2/1/2036              360         615.2   3/1/2006   1/10/2006              360
3303676526        129244     3/1/2006      2/1/2036              360        816.91   3/1/2006    1/9/2006              360
3303680320        200000     3/1/2006      2/1/2036              360       1264.14   3/1/2006   1/13/2006              360
3303680544        130000     3/1/2006      2/1/2036              360        800.44   3/1/2006   1/19/2006              360
3303684942         54000     3/1/2006      2/1/2036              360        328.11   3/1/2006   1/23/2006              360
3303685493        135440     3/1/2006      2/1/2036              360        822.95   3/1/2006   1/13/2006              360
3303688901        120957     3/1/2006      2/1/2036              360        705.88   3/1/2006   1/18/2006              360
3303695302         94878     3/1/2006      2/1/2026              240        700.43   3/1/2006   1/23/2006              240
3303704013        327654     3/1/2006      2/1/2036              360       2044.14   3/1/2006    1/3/2006              360
3303704179        291200     3/1/2006      2/1/2036              360       1816.71   3/1/2006   1/11/2006              360
3303705572         68000     3/1/2006      2/1/2036              360        396.83   3/1/2006   1/17/2006              360
3303709228         33600     3/1/2006      2/1/2036              360        206.89   3/1/2006   1/17/2006              360
3303717718        200000     3/1/2006      2/1/2036              360       1264.14   3/1/2006   1/25/2006              360
3303719771        180000     3/1/2006      2/1/2036              360       1122.97   3/1/2006   1/19/2006              360
3303738086         63600     3/1/2006      2/1/2036              360           402   3/1/2006   1/26/2006              360
3303739167        155000     3/1/2006      2/1/2036              360        954.37   3/1/2006   1/24/2006              360
3303739308        170000     3/1/2006      2/1/2036              360       1046.72   3/1/2006   1/24/2006              360
3303749885        236434     3/1/2006      2/1/2036              360       1494.43   3/1/2006   1/26/2006              360
3303775211        192000     3/1/2006      2/1/2036              360       1166.62   3/1/2006   1/24/2006              360
3303780369        195000     3/1/2006      2/1/2026              240       1341.39   3/1/2006   1/25/2006              240
6002181342         57600     3/1/2006      2/1/2036              360        354.66   3/1/2006    1/3/2006              360
6003316392        180000     3/1/2006      2/1/2036              360        1108.3   3/1/2006   1/23/2006              360
6004700867        392000     12/1/2005     11/1/2035             360       2413.62   2/1/2006   10/21/2005             357
6009069862        152000     3/1/2006      2/1/2036              360         935.9   3/1/2006   1/18/2006              360
6009096915        180000     3/1/2006      2/1/2036              360       1122.97   3/1/2006    1/9/2006              360
6011810535        360000     3/1/2006      2/1/2036              360       2216.59   3/1/2006   1/17/2006              360
6013490385        385000     1/1/2006      12/1/2035             360       2370.52   2/1/2006   11/18/2005             358
6013730947        320000     3/1/2006      2/1/2036              360        1970.3   3/1/2006   1/18/2006              360
6014087180        107200     3/1/2006      2/1/2036              360        668.79   3/1/2006   1/25/2006              360
6019835724        300000     2/1/2006      1/1/2026              240       2236.72   3/1/2006   12/28/2005             239
6021050478        204000     3/1/2006      2/1/2036              360       1256.07   3/1/2006   1/20/2006              360
6021295842        131100     3/1/2006      2/1/2036              360        828.65   3/1/2006    1/9/2006              360
6028156369        195970     3/1/2006      2/1/2036              360       1238.67   3/1/2006    1/9/2006              360
6028240643         90000     3/1/2006      2/1/2036              360        554.15   3/1/2006   1/17/2006              360
6031573402        148000     3/1/2006      2/1/2036              360        935.47   3/1/2006   1/10/2006              360
6032660273        224480     3/1/2006      2/1/2036              360       1418.87   3/1/2006    1/5/2006              360
6033916237        219600     3/1/2006      2/1/2036              360       1388.03   3/1/2006   1/19/2006              360
6034119732        170000     3/1/2006      2/1/2036              360       1046.72   3/1/2006   1/10/2006              360
6037251870         58400     2/1/2006      1/1/2036              360        359.58   2/1/2006    1/9/2006              359
6038811037        226400     2/1/2006      1/1/2036              360       1393.99   3/1/2006   12/9/2005              359
6043290367        152000     3/1/2006      2/1/2036              360        923.57   3/1/2006   1/11/2006              360
6044319140        372000     3/1/2006      2/1/2036              360       2290.47   3/1/2006   1/23/2006              360
6048792797        100000     3/1/2006      2/1/2036              360        615.72   3/1/2006    1/6/2006              360
6048811050        155850     2/1/2006      1/1/2036              360         959.6   3/1/2006   12/12/2005             359
6049602201        171900     3/1/2006      2/1/2036              360       1044.49   3/1/2006   1/17/2006              360
6050541330         84000     2/1/2006      1/1/2036              360        517.21   3/1/2006   12/28/2005             359
6050865531        186400     3/1/2006      2/1/2036              360        1147.7   3/1/2006   1/23/2006              360
6055597055        148400     3/1/2006      2/1/2036              360        889.74   3/1/2006   1/20/2006              360
6055631714        400000     2/1/2006      1/1/2036              360       2495.48   2/1/2006    1/5/2006              359
6056932640        291000     3/1/2006      2/1/2036              360       1815.47   3/1/2006   1/25/2006              360
6057477967        175600     3/1/2006      2/1/2036              360       1066.97   3/1/2006   1/13/2006              360
6063072976        256000     2/1/2006      1/1/2036              360        1618.1   3/1/2006   12/28/2005             359
6068075750        125680     3/1/2006      2/1/2036              360        763.65   3/1/2006   1/20/2006              360
6074087823        198400     3/1/2006      2/1/2036              360       1254.03   3/1/2006   1/12/2006              360
6074357390        320000     3/1/2006      2/1/2036              360       1892.93   3/1/2006   1/11/2006              360
6074598928        295200     3/1/2006      2/1/2036              360        1817.6   3/1/2006   1/20/2006              360
6075814860        216000     2/1/2006      1/1/2036              360       1312.44   2/1/2006    1/4/2006              359
6076834362        108000     3/1/2006      2/1/2036              360        673.78   3/1/2006   1/13/2006              360
6079830896        180000     3/1/2006      2/1/2036              360        1108.3   3/1/2006   1/18/2006              360
6080476556         49440     3/1/2006      2/1/2036              360        308.45   3/1/2006   1/10/2006              360
6080764829        249800     2/1/2006      1/1/2036              360       1578.91   2/1/2006   12/27/2005             359
6083682580        246400     3/1/2006      2/1/2036              360       1517.13   3/1/2006   1/18/2006              360
6083761111        400000     3/1/2006      2/1/2036              360       2528.28   3/1/2006    1/3/2006              360
6087077530        340000     2/1/2006      1/1/2036              360       2121.16   3/1/2006   12/28/2005             359
6092330924        108000     2/1/2006      1/1/2036              360        682.64   2/1/2006   12/16/2005             359
6095797228        125020     2/1/2006      1/1/2036              360        769.77   3/1/2006   12/29/2005             359
6097953365        135000     2/1/2006      1/1/2036              360        798.58   2/1/2006   12/27/2005             359
6102664965        417000     11/1/2005     10/1/2035             360       2567.55   3/1/2006   9/28/2005              356
6104138471        140000     3/1/2006      2/1/2036              360        850.66   3/1/2006   1/10/2006              360
6104634529        101600     2/1/2006      1/1/2036              360        642.19   2/1/2006   12/22/2005             359
6108305209        400000     1/1/2006      12/1/2035             360       2430.45   2/1/2006   11/21/2005             358
6110655971        137430     2/1/2006      1/1/2036              360        868.66   2/1/2006   12/30/2005             359
6112615064        143920     3/1/2006      2/1/2036              360        874.48   3/1/2006   1/24/2006              360
6112859530        220000     3/1/2006      2/1/2036              360       1390.55   3/1/2006   1/17/2006              360
6112941577         77200     2/1/2006      1/1/2036              360        487.96   2/1/2006   12/16/2005             359
6117062197         70000     2/1/2006      1/1/2036              360        442.45   3/1/2006   12/15/2005             359
6120622276        412000     2/1/2006      1/1/2036              360       2570.35   3/1/2006   12/29/2005             359
6123484641         78000     3/1/2006      2/1/2036              360        493.02   3/1/2006   1/25/2006              360
6125414588        144000     3/1/2006      2/1/2036              360        898.38   3/1/2006   1/23/2006              360
6126288247        100000     2/1/2006      1/1/2036              360        591.54   2/1/2006   12/30/2005             359
6126686184        128800     3/1/2006      2/1/2036              360        793.05   3/1/2006    1/6/2006              360
6127876875        255000     3/1/2006      2/1/2036              360       1549.41   3/1/2006   1/23/2006              360
6130397943        190400     3/1/2006      2/1/2036              360       1111.13   3/1/2006    1/9/2006              360
6134397816        124000     2/1/2006      1/1/2036              360        783.77   3/1/2006   12/15/2005             359
6135756127        400000     3/1/2006      2/1/2036              360       2366.16   3/1/2006   1/12/2006              360
6141844586        164988     2/1/2006      1/1/2036              360       1029.32   2/1/2006    1/3/2006              359
6143781919        140000     3/1/2006      2/1/2036              360         884.9   3/1/2006   1/26/2006              360
6148162388        200000     2/1/2006      1/1/2036              360       1247.74   2/1/2006   1/10/2006              359
6148719229        206250     3/1/2006      2/1/2036              360       1220.05   3/1/2006   1/26/2006              360
6155175976        142400     3/1/2006      2/1/2036              360        876.79   3/1/2006   1/12/2006              360
6156567031        220000     3/1/2006      2/1/2036              360       1390.55   3/1/2006    1/5/2006              360
6163857821        232000     3/1/2006      2/1/2036              360       1428.47   3/1/2006    1/9/2006              360
6170046335        122000     3/1/2006      2/1/2036              360        761.13   3/1/2006   1/24/2006              360
6173291813        250000     2/1/2006      1/1/2036              360       1580.18   2/1/2006   12/30/2005             359
6174406865        126900     3/1/2006      2/1/2036              360        781.35   3/1/2006    1/6/2006              360
6174599172        119920     2/1/2006      1/1/2036              360        748.15   2/1/2006   12/30/2005             359
6175583712        200800     2/1/2006      1/1/2036              360       1252.74   3/1/2006   12/30/2005             359
6176719067        256792     2/1/2006      1/1/2036              360       1602.05   2/1/2006   12/29/2005             359
6177593784        195000     3/1/2006      2/1/2036              360       1216.55   3/1/2006   1/20/2006              360
6177731954        351000     3/1/2006      2/1/2036              360       2218.56   3/1/2006    1/3/2006              360
6181999837        400000     10/1/2005     9/1/2035              360       2366.16   2/1/2006   8/25/2005              355
6182746658        134350     3/1/2006      2/1/2036              360        816.33   3/1/2006   1/23/2006              360
6182828423        135892     2/1/2006      1/1/2036              360        803.86   2/1/2006   12/30/2005             359
6183357745        369600     3/1/2006      2/1/2036              360        2275.7   3/1/2006    1/3/2006              360
6189599647        206100     3/1/2006      2/1/2036              360        1285.8   3/1/2006   1/20/2006              360
6190550233        144000     2/1/2006      1/1/2036              360        886.64   2/1/2006   12/28/2005             359
6191146577        232000     3/1/2006      2/1/2036              360       1447.38   3/1/2006   1/23/2006              360
6192825500        100000     3/1/2006      2/1/2036              360        623.88   3/1/2006   1/25/2006              360
6194846652         81901     2/1/2006      1/1/2036              360        517.68   3/1/2006   12/28/2005             359
6199035434        189000     3/1/2006      2/1/2036              360       1194.61   3/1/2006   1/13/2006              360
6199566321        261600     3/1/2006      2/1/2036              360       1589.51   3/1/2006   1/13/2006              360
6202045941        175000     3/1/2006      2/1/2036              360       1077.51   3/1/2006   1/12/2006              360
6204735663        146320     3/1/2006      2/1/2036              360        900.92   3/1/2006   1/20/2006              360
6205355842        152404     2/1/2006      1/1/2036              360        938.38   3/1/2006   12/30/2005             359
6210272156        176800     3/1/2006      2/1/2036              360       1088.59   3/1/2006    1/5/2006              360
6215226082         91120     2/1/2006      1/1/2036              360        568.48   2/1/2006   12/19/2005             359
6219188502        136000     2/1/2006      1/1/2036              360        837.38   2/1/2006    1/3/2006              359
6219770838        400000     12/1/2005     11/1/2035             360       2430.45   2/1/2006   10/21/2005             357
6221303578        266400     3/1/2006      2/1/2036              360       1640.28   3/1/2006   1/20/2006              360
6226156161        227200     2/1/2006      1/1/2036              360       1436.06   2/1/2006   12/14/2005             359
6231014991        199200     2/1/2006      1/1/2036              360       1226.51   3/1/2006   12/15/2005             359
6231074094        119920     3/1/2006      2/1/2036              360        757.98   3/1/2006   1/20/2006              360
6231644748        129600     2/1/2006      1/1/2036              360        766.64   2/1/2006   12/30/2005             359
6235349708         84000     3/1/2006      2/1/2036              360        517.21   3/1/2006   1/12/2006              360
6237785958        309200     2/1/2006      1/1/2036              360       1954.36   2/1/2006   12/29/2005             359
6238679937        269000     3/1/2006      2/1/2036              360       1678.22   3/1/2006   1/13/2006              360
6242676085        368000     1/1/2006      12/1/2035             360       2326.02   2/1/2006   11/21/2005             358
6248063833         94400     3/1/2006      2/1/2036              360        573.59   3/1/2006   1/19/2006              360
6251509458        122950     3/1/2006      2/1/2036              360        767.05   3/1/2006   1/25/2006              360
6252255614        177520     2/1/2006      1/1/2036              360       1122.05   2/1/2006   12/30/2005             359
6258785978        123120     3/1/2006      2/1/2036              360        758.08   3/1/2006   1/24/2006              360
6259630827        288000     3/1/2006      2/1/2036              360       1773.27   3/1/2006   1/23/2006              360
6261466699        220000     3/1/2006      2/1/2036              360       1372.52   3/1/2006   1/17/2006              360
6263199660        142000     2/1/2006      1/1/2036              360         885.9   2/1/2006    1/1/2006              359
6268505069        245600     3/1/2006      2/1/2036              360       1552.36   3/1/2006    1/5/2006              360
6270891549        221600     3/1/2006      2/1/2036              360       1400.67   3/1/2006   1/17/2006              360
6274294336        110400     2/1/2006      1/1/2036              360        697.81   3/1/2006   12/21/2005             359
6275689302        296000     3/1/2006      2/1/2036              360       1750.96   3/1/2006    1/5/2006              360
6277787641        144000     2/1/2006      1/1/2036              360        886.64   3/1/2006   12/23/2005             359
6279801358         54800     3/1/2006      2/1/2036              360        346.38   3/1/2006   1/17/2006              360
6285085632        417000     3/1/2006      2/1/2036              360       2635.73   3/1/2006   1/20/2006              360
6286148009        113600     3/1/2006      2/1/2036              360        690.25   3/1/2006    1/6/2006              360
6292047104        114800     3/1/2006      2/1/2036              360        706.85   3/1/2006   1/19/2006              360
6298164572        103920     3/1/2006      2/1/2036              360        639.86   3/1/2006   1/10/2006              360
6303462128        185600     3/1/2006      2/1/2036              360       1157.91   3/1/2006   1/12/2006              360
6304070847        150990     2/1/2006      1/1/2036              360        954.36   2/1/2006   12/28/2005             359
6304371757        140000     3/1/2006      2/1/2036              360        873.42   3/1/2006   1/13/2006              360
6306021491        356400     2/1/2006      1/1/2036              360       2165.53   2/1/2006   12/27/2005             359
6306327617        300000     2/1/2006      1/1/2036              360       1847.16   2/1/2006   12/28/2005             359
6308337218        138320     3/1/2006      2/1/2036              360        862.94   3/1/2006    1/5/2006              360
6310369951        222000     3/1/2006      2/1/2036              360          1385   3/1/2006   1/19/2006              360
6311537994        350000     3/1/2006      2/1/2026              240        2457.3   3/1/2006   1/12/2006              240
6311767724        360000     12/1/2005     11/1/2035             360       2158.39   2/1/2006   11/1/2005              357
6312665604         89600     3/1/2006      2/1/2036              360        566.34   3/1/2006    1/4/2006              360
6316012894        352000     2/1/2006      1/1/2036              360       2110.42   2/1/2006   12/28/2005             359
6319956782        239471     2/1/2006      1/1/2036              360       1513.62   2/1/2006    1/3/2006              359
6321070556        175920     3/1/2006      2/1/2036              360       1111.94   3/1/2006    1/6/2006              360
6322329092        110400     3/1/2006      2/1/2036              360        679.76   3/1/2006   1/13/2006              360
6323862117        380000     2/1/2006      1/1/2036              360       2339.73   2/1/2006   12/28/2005             359
6326134506        134000     2/1/2006      1/1/2036              360        825.07   2/1/2006   12/29/2005             359
6326439558        256000     3/1/2006      2/1/2036              360        1618.1   3/1/2006   1/19/2006              360
6333254297        150000     3/1/2006      2/1/2036              360        948.11   3/1/2006   1/10/2006              360
6335591936        161600     3/1/2006      2/1/2036              360        943.06   3/1/2006   1/11/2006              360
6337216136         57755     2/1/2006      1/1/2036              360        350.93   2/1/2006   12/20/2005             359
6338545616        273000     3/1/2006      2/1/2026              240       1897.26   3/1/2006    1/6/2006              240
6341067152         96000     3/1/2006      2/1/2036              360        598.92   3/1/2006    1/4/2006              360
6341436894        336000     3/1/2006      2/1/2036              360       2096.21   3/1/2006   1/24/2006              360
6342478424         70320     2/1/2006      1/1/2036              360        444.48   2/1/2006    1/3/2006              359
6342527063        404998     12/1/2005     11/1/2035             360       2493.65   2/1/2006   11/1/2005              357
6343056203         79120     3/1/2006      2/1/2036              360         500.1   3/1/2006   1/19/2006              360
6343567365        200000     3/1/2006      2/1/2036              360       1247.74   3/1/2006   1/12/2006              360
6354586247         96000     3/1/2006      2/1/2036              360        598.92   3/1/2006   1/13/2006              360
6357654265         44000     3/1/2006      2/1/2036              360        274.51   3/1/2006   1/24/2006              360
6359577126        190320     3/1/2006      2/1/2036              360       1187.35   3/1/2006   1/13/2006              360
6369672586        296000     3/1/2006      2/1/2036              360       1870.93   3/1/2006   1/23/2006              360
6372918489        300000     2/1/2006      1/1/2036              360       1774.62   2/1/2006   12/22/2005             359
6374379029        377500     2/1/2006      1/1/2036              360       2263.31   3/1/2006   12/16/2005             359
6374928569        130400     2/1/2006      1/1/2036              360        760.98   2/1/2006   12/30/2005             359
6378456872         64400     3/1/2006      2/1/2036              360        407.06   3/1/2006   1/12/2006              360
6381984761        146400     3/1/2006      2/1/2036              360        925.35   3/1/2006   1/23/2006              360
6383518559        275774     2/1/2006      1/1/2026              240       2035.86   2/1/2006    1/3/2006              239
6383890503        215200     3/1/2006      2/1/2036              360       1325.03   3/1/2006    1/9/2006              360
6384101439        238400     2/1/2006      1/1/2036              360       1506.86   3/1/2006   12/28/2005             359
6388347467        250000     3/1/2006      2/1/2036              360       1580.18   3/1/2006   1/20/2006              360
6388991876        112000     3/1/2006      2/1/2036              360        689.61   3/1/2006   1/10/2006              360
6390504493        177600     2/1/2006      1/1/2036              360       1093.52   2/1/2006   12/30/2005             359
6391956445         99696     2/1/2006      1/1/2036              360        630.15   2/1/2006    1/3/2006              359
6394092800        185000     3/1/2006      2/1/2036              360       1169.33   3/1/2006   1/12/2006              360
6400545437         69900     2/1/2006      1/1/2036              360        441.82   3/1/2006   12/30/2005             359
6404218627        113520     3/1/2006      2/1/2036              360        689.76   3/1/2006   1/10/2006              360
6406744232        140400     2/1/2006      1/1/2036              360        864.47   3/1/2006   12/28/2005             359
6411718783        225822     3/1/2006      2/1/2036              360       1408.84   3/1/2006   1/13/2006              360
6414410073        148000     2/1/2006      1/1/2036              360        911.27   2/1/2006   12/27/2005             359
6418245400        280000     3/1/2006      2/1/2036              360       1634.01   3/1/2006   1/11/2006              360
6424742861        125020     2/1/2006      1/1/2036              360        769.77   3/1/2006   12/30/2005             359
6425230718        188000     3/1/2006      2/1/2036              360       1157.55   3/1/2006    1/3/2006              360
6429081323        298500     3/1/2006      2/1/2036              360       1862.26   3/1/2006   1/26/2006              360
6430390812        400000     12/1/2005     11/1/2035             360       2430.45   2/1/2006   10/21/2005             357
6435774812        295379     3/1/2006      2/1/2036              360       1747.28   3/1/2006   1/20/2006              360
6438429141        168800     3/1/2006      2/1/2036              360       1039.34   3/1/2006   1/20/2006              360
6438980945        109600     3/1/2006      2/1/2036              360        674.83   3/1/2006   1/20/2006              360
6441329510        404000     1/1/2006      12/1/2035             360       2422.19   2/1/2006   11/15/2005             358
6446604057        140000     3/1/2006      2/1/2036              360         884.9   3/1/2006   1/13/2006              360
6448736055         80855     12/1/2005     11/1/2035             360        491.29   2/1/2006   10/14/2005             357
6451538778        376000     1/1/2006      12/1/2035             360        2315.1   2/1/2006   11/7/2005              358
6455899960        106400     3/1/2006      2/1/2036              360        655.13   3/1/2006   1/17/2006              360
6456153847        111200     3/1/2006      2/1/2036              360        702.86   3/1/2006   1/11/2006              360
6456600441         85000     3/1/2006      2/1/2036              360        530.29   3/1/2006   1/11/2006              360
6459453137        369945     1/1/2006      12/1/2035             360        2158.9   3/1/2006   11/10/2005             358
6461656354         65840     3/1/2006      2/1/2036              360        410.76   3/1/2006    1/9/2006              360
6464145413        203000     2/1/2006      1/1/2036              360       1266.46   3/1/2006   12/30/2005             359
6464396750        136400     2/1/2006      1/1/2036              360        839.84   2/1/2006   12/28/2005             359
6465831433        108800     3/1/2006      2/1/2036              360        669.91   3/1/2006   1/17/2006              360
6466114185        119480     2/1/2006      1/1/2036              360        735.66   3/1/2006   12/29/2005             359
6466283378        162400     2/1/2006      1/1/2036              360       1013.17   2/1/2006   12/19/2005             359
6467789423        152000     2/1/2006      1/1/2036              360        948.29   2/1/2006   12/16/2005             359
6467916976         93592     2/1/2006      1/1/2036              360        568.68   2/1/2006   12/29/2005             359
6468528960        380000     12/1/2005     11/1/2035             360       2339.73   2/1/2006   10/18/2005             357
6470872455        218400     3/1/2006      2/1/2036              360       1327.03   3/1/2006   1/10/2006              360
6477332420        248000     2/1/2006      1/1/2036              360       1526.98   2/1/2006   12/28/2005             359
6480534715        181000     3/1/2006      2/1/2036              360       1144.05   3/1/2006   1/10/2006              360
6481261946         82203     2/1/2006      1/1/2036              360        519.58   3/1/2006    1/3/2006              359
6482049027        153300     3/1/2006      2/1/2036              360        906.83   3/1/2006   1/23/2006              360
6482237408        199920     2/1/2006      1/1/2036              360       1230.95   2/1/2006   12/29/2005             359
6485963612         87920     2/1/2006      1/1/2036              360        555.72   3/1/2006   12/29/2005             359
6487106368         93600     3/1/2006      2/1/2036              360        583.95   3/1/2006   1/13/2006              360
6488744167         47200     2/1/2006      1/1/2036              360        279.21   2/1/2006   12/27/2005             359
6490967756        251900     2/1/2006      1/1/2036              360       1530.58   3/1/2006   12/29/2005             359
6491537293        174400     2/1/2006      1/1/2036              360       1102.33   3/1/2006   12/30/2005             359
6498193892        160700     3/1/2006      2/1/2036              360       1002.56   3/1/2006   1/13/2006              360
6501618422        195920     3/1/2006      2/1/2036              360       1238.35   3/1/2006   1/13/2006              360
6506703328        190400     10/1/2005     9/1/2035              360       1126.29   3/1/2006   8/19/2005              355
6510109892        360000     3/1/2006      2/1/2036              360        2187.4   3/1/2006   1/25/2006              360
6510500553        395000     1/1/2006      12/1/2035             360       2496.67   3/1/2006   11/16/2005             358
6510776419        399000     2/1/2006      1/1/2036              360       2489.25   2/1/2006   12/28/2005             359
6514277398         69752     2/1/2006      1/1/2026              240        520.06   3/1/2006    1/3/2006              239
6516170526        190400     2/1/2006      1/1/2036              360       1172.33   3/1/2006   12/29/2005             359
6516870752        128800     3/1/2006      2/1/2036              360        803.55   3/1/2006   1/19/2006              360
6517237258        227200     2/1/2006      1/1/2036              360        1380.5   2/1/2006   12/28/2005             359
6518962151        292500     2/1/2006      1/1/2036              360       1824.82   2/1/2006    1/3/2006              359
6519115494        136400     2/1/2006      1/1/2036              360        850.96   3/1/2006   12/30/2005             359
6519238718        117960     2/1/2006      1/1/2036              360        735.92   2/1/2006   12/30/2005             359
6520155943        128000     3/1/2006      2/1/2036              360        798.56   3/1/2006   1/24/2006              360
6524992606        166320     2/1/2006      1/1/2036              360       1024.07   2/1/2006   12/28/2005             359
6530263299         85200     2/1/2006      1/1/2036              360         524.6   3/1/2006    1/3/2006              359
6532517692        376200     12/1/2005     11/1/2035             360       2316.33   2/1/2006   10/20/2005             357
6536594325        440000     2/1/2006      1/1/2036              360       2673.49   3/1/2006   12/30/2005             359
6543917121        385000     12/1/2005     11/1/2035             360       2339.31   2/1/2006   10/26/2005             357
6544569327        106600     3/1/2006      2/1/2036              360        647.72   3/1/2006   1/26/2006              360
6545857929        280000     3/1/2006      2/1/2036              360       1724.01   3/1/2006   1/13/2006              360
6545916006        367200     1/1/2006      12/1/2035             360       2201.55   3/1/2006   11/10/2005             358
6548835427         60000     3/1/2006      2/1/2036              360        374.33   3/1/2006    1/5/2006              360
6550698614        396000     12/1/2005     11/1/2035             360       2470.53   2/1/2006   11/3/2005              357
6551909440         90300     3/1/2006      2/1/2036              360           556   3/1/2006   1/20/2006              360
6555783916        343200     3/1/2006      2/1/2036              360       2113.15   3/1/2006   1/20/2006              360
6557518765        312000     2/1/2006      1/1/2036              360       1820.75   2/1/2006   12/7/2005              359
6558882673        192500     3/1/2006      2/1/2036              360       1200.95   3/1/2006    1/6/2006              360
6561260065        168800     2/1/2006      1/1/2036              360        998.52   3/1/2006   12/30/2005             359
6561276871         70000     2/1/2006      1/1/2036              360        436.71   2/1/2006   12/30/2005             359
6570038007        278400     3/1/2006      2/1/2036              360       1646.85   3/1/2006   1/13/2006              360
6570238821        134400     2/1/2006      1/1/2036              360        827.53   2/1/2006   12/28/2005             359
6571826202        170000     2/1/2006      1/1/2036              360       1046.72   2/1/2006   12/29/2005             359
6575073926        169775     2/1/2006      1/1/2036              360       1059.18   2/1/2006   12/30/2005             359
6582817786        164000     2/1/2006      1/1/2036              360        1036.6   3/1/2006   12/29/2005             359
6584219742        203600     2/1/2006      1/1/2036              360        1286.9   2/1/2006   12/20/2005             359
6585511600        187200     2/1/2006      1/1/2036              360       1152.63   2/1/2006   12/28/2005             359
6587169837        304000     3/1/2006      2/1/2036              360       1871.79   3/1/2006   1/13/2006              360
6587986586        236000     3/1/2006      2/1/2036              360       1472.34   3/1/2006   1/18/2006              360
6589477493        148800     3/1/2006      2/1/2036              360        940.52   3/1/2006   1/13/2006              360
6590707557         94800     2/1/2006      1/1/2036              360        591.43   2/1/2006   12/30/2005             359
6597119327        282000     3/1/2006      2/1/2036              360       1690.74   3/1/2006   1/26/2006              360
6599794234        126400     3/1/2006      2/1/2036              360        788.58   3/1/2006   1/23/2006              360
6609958183        295000     3/1/2006      2/1/2036              360       1840.42   3/1/2006   1/23/2006              360
6612210853        270000     3/1/2006      2/1/2036              360       1662.44   3/1/2006   1/25/2006              360
6613714937        373000     3/1/2006      2/1/2036              360       2327.04   3/1/2006   1/23/2006              360
6616990989        135000     2/1/2006      1/1/2036              360         809.4   2/1/2006   12/27/2005             359
6618256843        107200     2/1/2006      1/1/2036              360        651.36   2/1/2006   12/27/2005             359
6623132864         80000     2/1/2006      1/1/2036              360        492.58   2/1/2006   12/28/2005             359
6623619357         93200     2/1/2006      1/1/2036              360        573.85   2/1/2006   12/29/2005             359
6627203505        377000     12/1/2005     11/1/2035             360        2290.7   2/1/2006   10/25/2005             357
6628295278        100800     3/1/2006      2/1/2036              360        620.65   3/1/2006   1/20/2006              360
6630601521        228000     3/1/2006      2/1/2036              360       1441.12   3/1/2006   1/11/2006              360
6632247208        212000     3/1/2006      2/1/2036              360       1288.14   3/1/2006   1/10/2006              360
6632752520         69520     2/1/2006      1/1/2036              360        439.42   2/1/2006   12/16/2005             359
6634096306         65250     3/1/2006      2/1/2036              360        412.43   3/1/2006   1/24/2006              360
6634265471        100000     3/1/2006      2/1/2036              360        623.88   3/1/2006   1/20/2006              360
6635989129         55000     2/1/2006      1/1/2036              360        343.13   2/1/2006   12/29/2005             359
6636919521         84000     3/1/2006      2/1/2036              360        524.06   3/1/2006   1/20/2006              360
6637035442        299000     3/1/2006      2/1/2036              360       1744.89   3/1/2006   1/23/2006              360
6641745812        113600     3/1/2006      2/1/2036              360        681.09   3/1/2006    1/5/2006              360
6643283622        303800     2/1/2006      1/1/2036              360       1895.32   2/1/2006   12/29/2005             359
6648047931         84000     3/1/2006      2/1/2036              360        517.21   3/1/2006   1/13/2006              360
6653148772        116800     3/1/2006      2/1/2036              360        728.69   3/1/2006   1/13/2006              360
6653296738        160000     3/1/2006      2/1/2036              360         998.2   3/1/2006   1/25/2006              360
6655128244        156000     2/1/2006      1/1/2036              360        960.52   3/1/2006   12/28/2005             359
6657753239         92000     2/1/2006      1/1/2036              360        566.46   2/1/2006   12/30/2005             359
6657794530        273750     2/1/2006      1/1/2036              360       1685.53   2/1/2006    1/4/2006              359
6658601643        267000     2/1/2006      1/1/2036              360       1687.63   2/1/2006    1/6/2006              359
6658850398         94400     3/1/2006      2/1/2036              360        581.24   3/1/2006   1/17/2006              360
6659347857        388200     2/1/2006      1/1/2036              360       2421.87   3/1/2006    1/4/2006              359
6659612730        175000     2/1/2006      1/1/2036              360       1106.12   2/1/2006   12/28/2005             359
6665056138         68000     2/1/2006      1/1/2036              360        413.18   2/1/2006   12/28/2005             359
6666497216        400000     12/1/2005     11/1/2035             360       2462.87   2/1/2006   10/13/2005             357
6668444281         85600     3/1/2006      2/1/2036              360        541.06   3/1/2006   1/25/2006              360
6669082528        123600     2/1/2006      1/1/2036              360        781.24   2/1/2006   12/28/2005             359
6670986618        162400     2/1/2006      1/1/2036              360        986.76   3/1/2006   12/29/2005             359
6672520571        160000     3/1/2006      2/1/2036              360         998.2   3/1/2006   1/19/2006              360
6673290000        142888     3/1/2006      2/1/2036              360        891.44   3/1/2006   1/18/2006              360
6673422801        106518     2/1/2006      1/1/2026              240        786.36   2/1/2006    1/3/2006              239
6675349234        187200     2/1/2006      1/1/2036              360       1167.89   2/1/2006   12/30/2005             359
6676176305        398335     11/1/2005     10/1/2035             360       2452.62   3/1/2006   9/30/2005              356
6677357110         52933     3/1/2006      2/1/2036              360        313.12   3/1/2006    1/3/2006              360
6678017960        477000     3/1/2006      2/1/2036              360       2898.31   3/1/2006   1/18/2006              360
6678462364         79400     3/1/2006      2/1/2036              360        476.05   3/1/2006   1/17/2006              360
6680270490        239920     2/1/2006      1/1/2036              360       1477.23   3/1/2006   12/28/2005             359
6683347212        132800     2/1/2006      1/1/2036              360        817.68   2/1/2006   12/23/2005             359
6684499335        316000     2/1/2006      1/1/2036              360       1920.05   2/1/2006   12/27/2005             359
6686410306        132000     2/1/2006      1/1/2036              360        823.51   2/1/2006   12/12/2005             359
6687907094        115920     2/1/2006      1/1/2036              360         732.7   2/1/2006   12/29/2005             359
6697023577        178400     3/1/2006      2/1/2036              360       1098.44   3/1/2006   1/19/2006              360
6701982388        122800     3/1/2006      2/1/2036              360        736.25   3/1/2006    1/5/2006              360
6703051463        369000     12/1/2005     11/1/2035             360          2272   2/1/2006   10/31/2005             357
6703850880        284000     2/1/2006      1/1/2036              360        1771.8   2/1/2006   12/27/2005             359
6707483894        248286     2/1/2006      1/1/2036              360       1569.34   3/1/2006    1/3/2006              359
6708029985        127500     3/1/2006      2/1/2036              360        805.89   3/1/2006   1/11/2006              360
6709068024        156800     3/1/2006      2/1/2036              360        978.23   3/1/2006   1/18/2006              360
6709598186        288000     3/1/2006      2/1/2036              360       1726.71   3/1/2006   1/18/2006              360
6710694602        100528     2/1/2006      1/1/2036              360        635.41   2/1/2006   12/7/2005              359
6711474681        211200     3/1/2006      2/1/2036              360       1232.51   3/1/2006   1/17/2006              360
6712489282         92000     3/1/2006      2/1/2036              360        566.46   3/1/2006   1/17/2006              360
6714343461         88000     3/1/2006      2/1/2036              360        541.84   3/1/2006   1/26/2006              360
6716980096        110000     2/1/2006      1/1/2036              360        695.28   2/1/2006   12/30/2005             359
6721879564        100000     2/1/2006      1/1/2026              240        738.24   2/1/2006    1/3/2006              239
6724263857         84000     2/1/2006      1/1/2036              360        524.06   2/1/2006   12/15/2005             359
6724470932        105600     2/1/2006      1/1/2036              360        658.81   2/1/2006   12/30/2005             359
6728002004        234400     3/1/2006      2/1/2036              360       1481.57   3/1/2006    1/4/2006              360
6728643393        133097     2/1/2006      1/1/2036              360        830.36   2/1/2006   12/29/2005             359
6729799921        107920     2/1/2006      1/1/2036              360        664.49   2/1/2006   12/29/2005             359
6732782104        112090     2/1/2006      1/1/2036              360         699.3   3/1/2006    1/4/2006              359
6735076330        126400     3/1/2006      2/1/2036              360        778.27   3/1/2006    1/3/2006              360
6739479274        393619     2/1/2006      1/1/2036              360       2391.68   2/1/2006   12/30/2005             359
6741811225        165000     3/1/2006      2/1/2036              360       1042.92   3/1/2006   1/13/2006              360
6743025527        131720     2/1/2006      1/1/2036              360        779.18   3/1/2006   12/20/2005             359
6746449328        132000     2/1/2006      1/1/2036              360        823.51   2/1/2006   12/28/2005             359
6746564076        380800     2/1/2006      1/1/2036              360       2406.92   2/1/2006   12/28/2005             359
6746948873        400000     1/1/2006      12/1/2035             360       2528.28   2/1/2006   11/4/2005              358
6748148613        142400     3/1/2006      2/1/2036              360        876.79   3/1/2006    1/3/2006              360
6752432903        233200     3/1/2006      2/1/2036              360       1473.99   3/1/2006   1/17/2006              360
6752504313        159100     3/1/2006      2/1/2036              360       1005.63   3/1/2006   1/23/2006              360
6757118218        120296     2/1/2006      1/1/2036              360        730.94   2/1/2006   12/27/2005             359
6757787616        332000     3/1/2006      2/1/2036              360       2098.47   3/1/2006   1/23/2006              360
6761889317        213000     3/1/2006      2/1/2036              360       1328.85   3/1/2006    1/3/2006              360
6766796087        305600     3/1/2006      2/1/2036              360       1906.55   3/1/2006   1/17/2006              360
6766984824        199000     3/1/2006      2/1/2036              360       1257.82   3/1/2006   1/13/2006              360
6767180661        123434     3/1/2006      2/1/2036              360           750   3/1/2006    1/5/2006              360
6768306422        103200     3/1/2006      2/1/2036              360        635.43   3/1/2006   1/13/2006              360
6775104810        152000     3/1/2006      2/1/2036              360        960.75   3/1/2006    1/4/2006              360
6775142232        272000     3/1/2006      2/1/2036              360       1565.79   3/1/2006    1/3/2006              360
6779901682        380000     12/1/2005     11/1/2035             360        2278.3   2/1/2006   10/18/2005             357
6780916588        167920     2/1/2006      1/1/2036              360       1047.61   2/1/2006   12/29/2005             359
6781734048         81200     2/1/2006      1/1/2036              360        513.24   2/1/2006   12/30/2005             359
6784103613        395391     1/1/2006      12/1/2035             360       2499.15   2/1/2006   11/8/2005              358
6785657682         94920     2/1/2006      1/1/2036              360        599.96   3/1/2006   12/6/2005              359
6789700447         90400     3/1/2006      2/1/2036              360        556.61   3/1/2006   1/24/2006              360
6790053182        175000     3/1/2006      2/1/2036              360       1091.78   3/1/2006   1/23/2006              360
6790600768     199956.67     2/1/2006      1/1/2036              360       1247.47   2/1/2006   12/22/2005             359
6791030395        105600     3/1/2006      2/1/2036              360        667.47   3/1/2006    1/6/2006              360
6797274021        369000     1/1/2006      12/1/2035             360       2242.09   2/1/2006   11/15/2005             358
6798033616        118400     2/1/2006      1/1/2036              360        738.67   2/1/2006   12/29/2005             359
6798414345        170217     2/1/2006      1/1/2036              360       1048.06   2/1/2006   12/29/2005             359
6799570863        385000     3/1/2006      2/1/2036              360       2433.47   3/1/2006    1/9/2006              360
6801653541        320000     3/1/2006      2/1/2036              360        1970.3   3/1/2006   1/26/2006              360
6803450367        119000     2/1/2006      1/1/2036              360        732.71   3/1/2006   12/13/2005             359
6809821934         70000     2/1/2006      1/1/2036              360        431.01   3/1/2006   12/30/2005             359
6812279039        100000     3/1/2006      2/1/2036              360        632.07   3/1/2006   1/25/2006              360
6812614110        320000     3/1/2006      2/1/2036              360        1970.3   3/1/2006    1/9/2006              360
6813247340        232000     3/1/2006      2/1/2036              360        1466.4   3/1/2006   1/11/2006              360
6818019074        103535     3/1/2006      2/1/2036              360        654.42   3/1/2006   1/11/2006              360
6819749729        113600     3/1/2006      2/1/2036              360        662.94   3/1/2006    1/5/2006              360
6821653406        138000     2/1/2006      1/1/2036              360        860.95   3/1/2006   12/30/2005             359
6824338179        179600     3/1/2006      2/1/2036              360       1120.48   3/1/2006   1/17/2006              360
6824571514        284000     2/1/2006      1/1/2036              360       1702.73   3/1/2006   12/29/2005             359
6826728500        106646     2/1/2006      1/1/2036              360        674.08   2/1/2006    1/3/2006              359
6827365823         82800     3/1/2006      2/1/2036              360        523.36   3/1/2006   1/26/2006              360
6830768633        280000     2/1/2006      1/1/2036              360       1746.84   2/1/2006   12/16/2005             359
6832290289        169596     3/1/2006      2/1/2036              360       1058.06   3/1/2006   1/16/2006              360
6833283036         80480     2/1/2006      1/1/2036              360         502.1   3/1/2006   12/28/2005             359
6838174024        137600     2/1/2006      1/1/2036              360        813.96   3/1/2006   12/22/2005             359
6838350400        105500     2/1/2006      1/1/2036              360        666.84   2/1/2006    1/4/2006              359
6842211143         38000     3/1/2006      2/1/2036              360        240.19   3/1/2006   1/20/2006              360
6842780824        125000     2/1/2006      1/1/2026              240         922.8   2/1/2006    1/3/2006              239
6844561842        157000     3/1/2006      2/1/2036              360        992.35   3/1/2006   1/19/2006              360
6847754972        138360     3/1/2006      2/1/2036              360        851.91   3/1/2006   1/13/2006              360
6851767720        191992     2/1/2006      1/1/2036              360       1197.79   2/1/2006   12/29/2005             359
6852191391         94400     3/1/2006      2/1/2036              360        581.24   3/1/2006   1/13/2006              360
6852977997        400000     3/1/2006      2/1/2026              240       2865.73   3/1/2006   1/25/2006              240
6853442009        156000     3/1/2006      2/1/2036              360        973.24   3/1/2006   1/17/2006              360
6854401061        159758     3/1/2006      2/1/2026              240       1179.39   3/1/2006   1/17/2006              240
6862709117        129200     2/1/2006      1/1/2036              360        816.64   2/1/2006   12/28/2005             359
6863270754        155000     3/1/2006      2/1/2036              360        979.71   3/1/2006   1/19/2006              360
6865665431        111920     2/1/2006      1/1/2036              360        662.05   3/1/2006   12/29/2005             359
6867008200        168000     2/1/2006      1/1/2036              360       1061.88   2/1/2006   12/28/2005             359
6868413573         93380     2/1/2006      1/1/2036              360        590.23   3/1/2006   12/29/2005             359
6868997880        151920     2/1/2006      1/1/2036              360        960.24   3/1/2006   12/29/2005             359
6870721369         79920     3/1/2006      2/1/2036              360         498.6   3/1/2006   1/11/2006              360
6874625780        111600     3/1/2006      2/1/2036              360        687.15   3/1/2006    1/6/2006              360
6874675314         77000     2/1/2006      1/1/2036              360         486.7   2/1/2006   12/30/2005             359
6875539998        123920     3/1/2006      2/1/2036              360        783.26   3/1/2006   1/17/2006              360
6877903010         60000     3/1/2006      2/1/2036              360        369.44   3/1/2006   1/24/2006              360
6877940962        299120     3/1/2006      2/1/2036              360       1841.74   3/1/2006   1/10/2006              360
6881621673        146000     2/1/2006      1/1/2036              360        875.35   2/1/2006   12/29/2005             359
6885427671        315920     3/1/2006      2/1/2036              360       1945.18   3/1/2006   1/20/2006              360
6886052312        132750     2/1/2006      1/1/2036              360        828.19   3/1/2006   12/28/2005             359
6888499818        190000     3/1/2006      2/1/2036              360       1139.15   3/1/2006   1/10/2006              360
6888834568        370000     1/1/2006      12/1/2035             360       2278.16   2/1/2006   11/16/2005             358
6894207650        119200     3/1/2006      2/1/2036              360        743.66   3/1/2006   1/10/2006              360
6894504221        368000     1/1/2006      12/1/2035             360       2326.02   3/1/2006   11/7/2005              358
6895173000        472000     1/1/2006      12/1/2035             360       2867.93   3/1/2006   11/14/2005             358
6897203755        385000     1/1/2006      12/1/2035             360       2277.43   3/1/2006   11/22/2005             358
6898687840        159120     3/1/2006      2/1/2036              360        979.73   3/1/2006   1/13/2006              360
6901495959        125200     3/1/2006      2/1/2036              360        791.35   3/1/2006   1/13/2006              360
6901604774        113000     2/1/2006      1/1/2036              360        686.61   3/1/2006   12/28/2005             359
6903307749        226000     2/1/2006      1/1/2036              360       1391.53   2/1/2006   12/30/2005             359
6903429238        179193     3/1/2006      2/1/2036              360          1060   3/1/2006   1/24/2006              360
6904431779        150000     3/1/2006      2/1/2036              360        923.58   3/1/2006   1/17/2006              360
6909608694        216000     2/1/2006      1/1/2036              360       1365.27   3/1/2006   12/29/2005             359
6911691027        105600     2/1/2006      1/1/2036              360         650.2   2/1/2006   12/30/2005             359
6911950696        178200     2/1/2006      1/1/2036              360       1111.74   2/1/2006   12/29/2005             359
6913408347        144000     3/1/2006      2/1/2036              360        886.64   3/1/2006   1/12/2006              360
6919701463        385000     12/1/2005     11/1/2035             360       2433.47   2/1/2006   10/31/2005             357
6920488316        164800     2/1/2006      1/1/2036              360       1028.14   2/1/2006   12/29/2005             359
6923321621        112400     3/1/2006      2/1/2036              360        692.07   3/1/2006   1/20/2006              360
6924169987        124800     2/1/2006      1/1/2036              360        768.42   3/1/2006   12/28/2005             359
6925924489        417000     3/1/2006      2/1/2036              360       2635.73   3/1/2006   1/11/2006              360
6927805397        136000     3/1/2006      2/1/2036              360        859.62   3/1/2006   1/23/2006              360
6930406555        341000     3/1/2006      2/1/2036              360       2155.36   3/1/2006    1/9/2006              360
6930708083        171000     3/1/2006      2/1/2036              360       1039.02   3/1/2006   1/24/2006              360
6933744762        132000     2/1/2006      1/1/2036              360        834.33   2/1/2006   12/22/2005             359
6937668397         36000     2/1/2006      1/1/2036              360        221.66   2/1/2006   12/22/2005             359
6938974059        218000     2/1/2006      1/1/2036              360       1360.04   3/1/2006   12/29/2005             359
6939532476        164800     3/1/2006      2/1/2036              360       1014.71   3/1/2006    1/4/2006              360
6940982306         65600     2/1/2006      1/1/2036              360        409.26   2/1/2006   12/30/2005             359
6941134212        330000     3/1/2006      2/1/2036              360       2085.83   3/1/2006   1/17/2006              360
6945636873        127200     3/1/2006      2/1/2036              360        762.63   3/1/2006   1/13/2006              360
6949013574        129600     3/1/2006      2/1/2036              360        819.17   3/1/2006    1/4/2006              360
6949590621        119600     3/1/2006      2/1/2036              360         736.4   3/1/2006   1/25/2006              360
6953506422        363510     2/1/2006      1/1/2036              360       2267.83   3/1/2006   12/20/2005             359
6954919640        363100     3/1/2006      2/1/2036              360       2235.67   3/1/2006   1/18/2006              360
6959770949        134375     2/1/2006      1/1/2036              360        838.33   3/1/2006    1/3/2006              359
6962514656        120000     2/1/2006      1/1/2036              360        729.14   3/1/2006   12/29/2005             359
6964793464        140000     3/1/2006      2/1/2036              360        873.42   3/1/2006   1/12/2006              360
6966093863        124800     2/1/2006      1/1/2036              360        738.24   2/1/2006   12/27/2005             359
6966989961        388000     3/1/2006      2/1/2036              360       2452.43   3/1/2006   1/20/2006              360
6969427365        122400     2/1/2006      1/1/2036              360        743.72   3/1/2006   12/29/2005             359
6970952526        384000     12/1/2005     11/1/2035             360       2271.51   2/1/2006   11/4/2005              357
6971103798        108400     2/1/2006      1/1/2036              360        676.28   2/1/2006   12/30/2005             359
6971684722        138320     3/1/2006      2/1/2036              360        874.28   3/1/2006    1/4/2006              360
6975685865        121200     3/1/2006      2/1/2036              360        756.14   3/1/2006    1/5/2006              360
6980198698        312800     3/1/2006      2/1/2036              360       1900.61   3/1/2006    1/5/2006              360
6980477803        400000     12/1/2005     11/1/2035             360       2462.87   3/1/2006   10/26/2005             357
6983823581        339500     3/1/2006      2/1/2036              360       2118.04   3/1/2006   1/12/2006              360
6987716856        158400     3/1/2006      2/1/2036              360        962.46   3/1/2006    1/4/2006              360
6991951945        368000     1/1/2006      12/1/2035             360       2206.35   3/1/2006   11/10/2005             358
6992040920        192883     2/1/2006      1/1/2026              240       1438.09   2/1/2006    1/3/2006              239
6996386386        149600     3/1/2006      2/1/2036              360        933.31   3/1/2006   1/23/2006              360
6996888472        277000     3/1/2006      2/1/2036              360       1750.83   3/1/2006   1/18/2006              360
6997699852         44000     3/1/2006      2/1/2036              360        274.51   3/1/2006   1/17/2006              360
6999575712        163980     3/1/2006      2/1/2036              360       1023.03   3/1/2006   1/17/2006              360


     Loan          Scheduled         Credit   Appraisal   Sales
    Number   Principal Balance ($)   Score      Value     Price
-----------------------------------------------------------------
3301445452               412496.48      728      545000   517065
3302401678                  273232      706      341540   341540
3302635804               357770.63      775      435000   439203
3302712538               193751.98      788      244000   242420
3303011757               403425.78      746      475000   475000
3303030427               103893.33      796      134000   129990
3303166601               134192.54      692      167900   167900
3303261493                   75000      814      153700   145000
3303402089                  175984      751      225000   219980
3303438554               139873.43      756      205000   175000
3303483196                118209.4      683      148000   147900
3303498335                  219305      665      400000        0
3303515872                  234400      699      307950   293000
3303554509               114213.43      788      230000        0
3303573624               130270.18      737      164000   163000
3303582229                59577.94      741       78000    75000
3303591691                   94588      739      101000        0
3303597359                  179920      752      225000   224900
3303601201               133878.85      723      174000   167500
3303624922                  216000      679      275000   270000
3303629079                289590.3      806      460000        0
3303632313                  188000      776      420000        0
3303634103               236678.12      710      310000   296500
3303652303                  245311      666      540000        0
3303653897                   52000      709       65000    65000
3303669828                  262400      827      328000   328000
3303670925                   86400      785      108000   108000
3303674034                  201990      800      425000        0
3303675718                  104000      718      132000   130000
3303676526                  129244      761      138735        0
3303680320                  200000      718      277000   250000
3303680544                  130000      797      163500   162500
3303684942                   54000      743       68000    67500
3303685493                  135440      721      169300        0
3303688901                  120957      734      550000        0
3303695302                   94878      661      125000        0
3303704013                  327654      700      590000        0
3303704179                  291200      679      700000        0
3303705572                   68000      695       85000        0
3303709228                   33600      793       42000    42000
3303717718                  200000      725      250000   250000
3303719771                  180000      785      358000        0
3303738086                   63600      719       82320    79500
3303739167                  155000      818      252000   255000
3303739308                  170000      746      248500   270000
3303749885                  236434      661      574000        0
3303775211                  192000      706      260000   240614
3303780369                  195000      650      500000        0
6002181342                   57600      764       73000    72000
6003316392                  180000      753      300000   225000
6004700867               390878.32      691      490000        0
6009069862                  152000      745      190000   190000
6009096915                  180000      775      233000   225000
6011810535                  360000      777      450000        0
6013490385               384267.48      690      515000   515000
6013730947                  320000      739      400000        0
6014087180                  107200      742      134000   134000
6019835724               299388.28      640      830000        0
6021050478                  204000      761      255000   255000
6021295842                  131100      720      165000        0
6028156369                  195970      643      353000        0
6028240643                   90000      753      113800   112500
6031573402                  148000      751      185000   185000
6032660273                  224480      679      285000   280600
6033916237                  219600      664      275000   274500
6034119732                  170000      744      235000        0
6037251870                58344.59      734      105000    73000
6038811037               226185.18      691      283000        0
6043290367                  152000      699      190000   190000
6044319140                  372000      698      500000        0
6048792797                  100000      714      128000   125000
6048811050               155702.12      773      500000        0
6049602201                  171900      688      191000   191000
6050541330                83920.29      710      105000   105000
6050865531                  186400      744      233000   233000
6055597055                  148400      746      190000   185500
6055631714               399629.52      735      425000   425000
6056932640                  291000      690      369000        0
6057477967                  175600      698      219500        0
6063072976               255768.57      701      360000   320000
6068075750                  125680      745      165000   157100
6074087823                  198400      709      248000   248258
6074357390                  320000      780      410000   400000
6074598928                  295200      663      373000   369000
6075814860               215790.06      744      270000   270000
6076834362                  108000      735      139000   135000
6079830896                  180000      702      430000        0
6080476556                   49440      701       65000    61800
6080764829               249574.17      999      335000   333075
6083682580                  246400      745      308000   308000
6083761111                  400000      794      465000        0
6087077530               339685.09      720      427000   425000
6092330924               107902.36      700      145000   135000
6095797228               124901.38      773      179000        0
6097953365               134862.36      717      194000        0
6102664965               415404.88      701      835000        0
6104138471                  140000      683      175000        0
6104634529               101508.14      787      127500   127000
6108305209               399220.45      692      680000   680000
6110655971               137305.75      796      187500   171798
6112615064                  143920      680      180000   179900
6112859530                  220000      772      277000   275000
6112941577                77130.21      720       96500    96500
6117062197                69936.72      713      114000   110000
6120622276               411617.75      697      525000   515000
6123484641                   78000      756       99000    97500
6125414588                  144000      693      185000   180000
6126288247                99898.04      778      226000   229126
6126686184                  128800      700      161000   161000
6127876875                  255000      694      320000        0
6130397943                  190400      769      256000   238000
6134397816                123887.9      795      155000   155000
6135756127                  400000      656      520000   600000
6141844586               164835.18      758      285000        0
6143781919                  140000      759      175000   175000
6148162388               199814.76      665      253000        0
6148719229                  206250      683      275000        0
6155175976                  142400      758      180000   178000
6156567031                  220000      759      455000   275000
6163857821                  232000      725      290000        0
6170046335                  122000      699      140000        0
6173291813               249773.99      659      327000        0
6174406865                  126900      670      159000   158900
6174599172               119808.93      769      151000   149900
6175583712               200614.01      750      262000   251000
6176719067               256554.16      687      330000   320990
6177593784                  195000      678      367000   291684
6177731954                  351000      701      468000        0
6181999837                397940.8        0      600000   600000
6182746658                  134350      759      168000   167950
6182828423               135753.44      786      170000   169866
6183357745                  369600      716      462000   462000
6189599647                  206100      691      258000   257700
6190550233               143863.36      755      185000   180000
6191146577                  232000      747      290000        0
6192825500                  100000      712      131000   125000
6194846652                81826.95      693      129000        0
6199035434                  189000      758      249000   249000
6199566321                  261600      781      327000   327000
6202045941                  175000      719      522000        0
6204735663                  146320      660      188000   182900
6205355842               152259.39      708      192000   190505
6210272156                  176800      744      230000   221000
6215226082                 91035.6      772      114000   113900
6219188502               135029.21      736      170000   170000
6219770838               398827.69      699      500000   500000
6221303578                  266400      683      370000   333000
6226156161               226994.61      736      320000   284000
6231014991               199010.99      752      250000   249000
6231074094                  119920      698      149900   149900
6231644748               129467.86      688      167000   162000
6235349708                   84000      775      108500   105000
6237785958               308920.47      748      410000   386500
6238679937                  269000      698      385000        0
6242676085               367232.28      737      460000        0
6248063833                   94400      714      120000   118000
6251509458                  122950      728      154000   153700
6252255614               177359.52      695      222000   221900
6258785978               123010.31      664      156000   153900
6259630827                  288000      686      415000   360000
6261466699                  220000      701      275000   275000
6263199660               141868.48      789      245000   212000
6268505069                  245600      678      307000   307000
6270891549                  221600      689      278000   277000
6274294336               110300.19      779      138500   138000
6275689302                  296000      726      370000        0
6277787641               143863.36      724      182000   180000
6279801358                   54800      720       74900    68500
6285085632                  417000      734      551000   549900
6286148009                  113600      688      142000   142000
6292047104                  114800      674      145000   143500
6298164572                  103920      740      133500   129900
6303462128                  185600      663      232000   232000
6304070847                150853.5      726      205000   188737
6304371757                  140000      707      175000   175000
6306021491                356053.6      793      456000   445500
6306327617               299715.34      721      500000        0
6308337218                  138320      685      185000   172900
6310369951                  222000      689      300000        0
6311537994                  350000      777      545000        0
6311767724               358919.45      681      540000        0
6312665604                   89600      662      112000        0
6316012894               351649.58      773      440000   440000
6319956782               239254.51      786      500500        0
6321070556                  175920      737      257000   219900
6322329092                  110400      806      139000   138000
6323862117               379639.44      764      475000   475000
6326134506               133872.85      735      168000   167500
6326439558                  256000      735      320000        0
6333254297                  150000      755      257200   255440
6335591936                  161600      780      204000   202000
6337216136                57698.86      757      128000   127755
6338545616                  273000      799      350000   348000
6341067152                   96000      705      120000   120000
6341436894                  336000      676      570000        0
6342478424                70256.42      721       90000    87900
6342527063               403839.12      752      625000   619000
6343056203                   79120      717       99600    98900
6343567365                  200000      715      294000   283698
6354586247                   96000      688      120000   120000
6357654265                   44000      765       55200    55000
6359577126                  190320      784      275000   240550
6369672586                  296000      685      370000        0
6372918489               299694.13      774      474000   412665
6374379029               377094.19      766      755000        0
6374928569               130263.85      750      165000   163000
6378456872                   64400      729       80500        0
6381984761                  146400      684      222000        0
6383518559               275203.19      715      431000        0
6383890503                  215200      766      298000   269000
6384101439               238184.47      788      305000   298000
6388347467                  250000      746      680000        0
6388991876                  112000      704      185500        0
6390504493               177431.48      682      226000   222000
6391956445                99605.87      816      224824        0
6394092800                  185000      666      235000   235000
6400545437                69836.81      739      140000   139900
6404218627                  113520      703      142000   141900
6406744232               140266.78      775      176000   175500
6411718783                  225822      742      300000   282278
6414410073               147859.56      755      185500   185000
6418245400                  280000      694      350000        0
6424742861               124901.38      786      163000   156274
6425230718                  188000      693      340000        0
6429081323                  298500      784      420000        0
6430390812               398325.14      722      500000   524243
6435774812                  295379      737      410000   328199
6438429141                  168800      744      211000   211000
6438980945                  109600      717      143000   137000
6441329510               403193.61      682      580000        0
6446604057                  140000      660      247000        0
6448736055                80567.64      797       80000    78500
6451538778                374279.4      733      480000   470000
6455899960                  106400      741      225000   176400
6456153847                  111200      736      140000   139000
6456600441                   85000      701      400500        0
6459453137               369170.65      743      820000        0
6461656354                   65840      671       82500    82300
6464145413               202811.98      694      460000        0
6464396750               136270.58      680      175000   170500
6465831433                  108800      708      136000   136000
6466114185               119366.63      713      155000   149350
6466283378               160641.08      735      203000   203000
6467789423               151859.21      696      190000        0
6467916976                93501.03      778      117000   116990
6468528960                378695.3      720      450000   480000
6470872455                  218400      677      290000   273000
6477332420               247764.69      743      320000   310000
6480534715                  181000      771      260000        0
6481261946                82128.69      734      146100        0
6482049027                  153300      745      192500   191625
6482237408                199730.3      660      250000   249900
6485963612                87840.51      702      110000   109900
6487106368                   93600      726      117000   117000
6488744167                47151.87      755       67000    59000
6490967756               251655.16      744      316000   314900
6491537293               174242.34      688      235000   218000
6498193892                  160700      709      201000   200876
6501618422                  195920      790      256000   244900
6506703328               189419.84      795      240000   238000
6510109892                  360000      733      450000        0
6510500553               394283.89      689      555000        0
6510776419               398630.44      736      645000   498750
6514277398                69609.76      763      287000        0
6516170526               190219.34      749      265000   238000
6516870752                  128800      672      176000   161000
6517237258               226979.17      680      284000        0
6518962151               292229.09      695      370000        0
6519115494               136273.67      694      180000   170500
6519238718               117850.74      788      151000   147450
6520155943                  128000      660      160000        0
6524992606               166162.18      723      208000   207900
6530263299                85119.15      727      106500   106500
6532517692               375123.55      764      425000   418000
6536594325               439572.34      780      765000        0
6543917121               383871.63      718      600000   600000
6544569327                  106600      741      135000   133250
6545857929                  280000      716      425000        0
6545916006               366467.07      735      492000   459000
6548835427                   60000      747       77500    75000
6550698614                394893.8      720      495000   495000
6551909440                   90300      693      118000   112900
6555783916                  343200      702      438000   429000
6557518765               311674.25      700      390000        0
6558882673                  192500      689      425000        0
6561260065                168627.9      764      211250   211250
6561276871                69935.17      773      119000   119000
6570038007                  278400      790      349000   348000
6570238821               134272.47      704      168000   168000
6571826202                169838.7      764      212500   212500
6575073926               169617.75      747      213000   212219
6582817786               163851.73      703      207500   205000
6584219742               203415.93      673      255000   254500
6585511600               187022.37      736      243000   234000
6587169837                  304000      697      380000        0
6587986586                  236000      721      295000        0
6589477493                  148800      803      200000   186000
6590707557                 94712.2      743      121000   118500
6597119327                  282000      664      475000        0
6599794234                  126400      673      158000        0
6609958183                  295000      786      480000        0
6612210853                  270000      740      438900   385000
6613714937                  373000      702      720000        0
6616990989                134865.6      784      155000   150000
6618256843               107095.81      705      146000   134000
6623132864                79924.09      715      191000   190000
6623619357                93111.57      736      120000   116500
6627203505               375895.09      786      640000        0
6628295278                  100800      757      126000   126000
6630601521                  228000      744      285000   285000
6632247208                  212000      764      266000   265000
6632752520                69457.15      706       87000    86900
6634096306                   65250      759       88000    87000
6634265471                  100000      801      140000   150555
6635989129                54949.06      748       84000    75000
6636919521                   84000      750      105000   105000
6637035442                  299000      641      525000        0
6641745812                  113600      683      148000   142000
6643283622               303518.62      701      396000   379751
6648047931                   84000      683      110000   105000
6653148772                  116800      804      146400   146000
6653296738                  160000      747      200000   200000
6655128244               155851.98      698      195000   195000
6657753239                91912.71      759      115000   115000
6657794530               273490.25      741      365000        0
6658601643               266758.62      753      650000        0
6658850398                   94400      723      121500   118000
6659347857               387840.44      699      525000        0
6659612730                174841.8      720      282000        0
6665056138                 67933.9      795       95000    85000
6666497216               398855.45        0      590000   584430
6668444281                   85600      772      108000   107000
6669082528               123488.26      718      154500   154998
6670986618               162242.16      778      210000   203000
6672520571                  160000      766      215000        0
6673290000                  142888      695      184000   178610
6673422801               106297.52      728      134147        0
6675349234               187026.61      742      239000   234000
6676176305                396811.3      707      500000   498150
6677357110                   52933      762      640000        0
6678017960                  477000      628      650000        0
6678462364                   79400      756      100000    99400
6680270490               239692.35      719      330000   299900
6683347212               132673.99      758      166000   166000
6684499335               315692.87      804      400000   395000
6686410306               131877.74      716      383000   382000
6687907094                115815.2      680      145000   144900
6697023577                  178400      777      243000   223000
6701982388                  122800      809      153500   153500
6703051463               367944.14      700      730000        0
6703850880               283736.95      745      355000        0
6707483894               248061.54      707      354900        0
6708029985                  127500      756      161500   159400
6709068024                  156800      764      235000        0
6709598186                  288000      716      365000   360000
6710694602               100437.12      755      126000   125660
6711474681                  211200      739      285000   264000
6712489282                   92000      717      119000   115000
6714343461                   88000      714      110000   110000
6716980096               109900.55      752      196000        0
6721879564                99793.01      768      247000        0
6724263857                83922.19      665      105000   105000
6724470932               105502.19      714      135000   132000
6728002004                  234400      727      305000   293000
6728643393               132973.72      679      290000        0
6729799921               107817.59      736      150000   134900
6732782104                 93086.3      787      198000   198153
6735076330                  126400      811      197000   158000
6739479274               393236.42      750      580000        0
6741811225                  165000      621      207000        0
6743025527                131585.7      776      165000   164650
6746449328               131877.74      731      167000   165000
6746564076               380455.75      733      476000   476000
6746948873               399274.82      740      570000        0
6748148613                  142400      710      178000   178000
6752432903                  233200      746      300000   291500
6752504313                  159100      738      199000        0
6757118218               120179.07      686      152000   150370
6757787616                  332000      713      415000        0
6761889317                  213000      702      450000        0
6766796087                  305600      687      382000   382000
6766984824                  199000      692      270000        0
6767180661                  123434      792      155000   155000
6768306422                  103200      764      130000   129000
6775104810                  152000      662      207000        0
6775142232                  272000      741      340000   340000
6779901682               376829.27      746      475000   475000
6780916588               167764.47      664      215000   209900
6781734048                81126.59      721      115000   101500
6784103613               394674.17      788      535000   494239
6785657682                94834.19      742      119000   118650
6789700447                   90400      807      125000   113000
6790053182                  175000      713      275000        0
6790600768               199771.47      722      322000        0
6791030395                  105600      742      132000   132000
6797274021               368222.66      730      610000        0
6798033616               118290.33      777      148500   148000
6798414345               170055.49      733      335000        0
6799570863                  385000      640     1250000        0
6801653541                  320000      710      400000        0
6803450367               118887.08      720      149000   148750
6809821934                69933.57      660       93000    87500
6812279039                  100000      725      125000        0
6812614110                  320000      780      420000   400000
6813247340                  232000      765      290000        0
6818019074                  103535      724      130000   129418
6819749729                  113600      791      172000   142000
6821653406               137868.81      788      193000   172500
6824338179                  179600      729      225000        0
6824571514               283513.06      681      355000   355000
6826728500               106549.59      815      403225        0
6827365823                   82800      749      104000   103500
6830768633               279740.66      763      480000   480000
6832290289                  169596      716      232000   211995
6833283036                80405.45      703      101000   100600
6838174024               137459.71      785      175000   172000
6838350400               104734.17      693      138000   132500
6842211143                   38000      720       48000    47500
6842780824               124741.26      766      247800        0
6844561842                  157000      694      652000        0
6847754972                  138360      680      173000   172950
6851767720               191814.17      697      242000   239990
6852191391                   94400      796      118000   118000
6852977997                  400000      790      575000        0
6853442009                  156000      749      195000   195000
6854401061                  159758      622      295000        0
6862709117               129083.19      678      161500   161500
6863270754                  155000      718      195500        0
6865665431               111805.89      796      146000   139900
6867008200               167848.12      716      210000   217688
6868413573                93295.58      760      121000   116725
6868997880               151782.66      709      195000   189900
6870721369                   79920      727      100000    99900
6874625780                  111600      697      127000   124000
6874675314                76930.38      757       98000    97000
6875539998                  123920      669      157000   154900
6877903010                   60000      717       75000    75000
6877940962                  299120      708      380000   373900
6881621673               145854.65      796      183000   182500
6885427671                  315920      795      400000   394900
6886052312               132627.04      813      179000   177000
6888499818                  190000      748      315000        0
6888834568               298931.43      792      650000   650000
6894207650                  119200      743      149000        0
6894504221               367332.82      781      460000   460000
6895173000               471080.14      691      590000   590000
6897203755               384213.01      769      495000   495000
6898687840                  159120      791      199000   198900
6901495959                  125200      700      157000   156500
6901604774               112867.44      735      189000   198000
6903307749               225785.55      704      425000        0
6903429238                  179193      789      224000   223991
6904431779                  150000      764      188000   187500
6909608694               215804.73      696      270000   270000
6911691027                105499.8      772      132000   132000
6911950696               178034.95      767      198000   198000
6913408347                  144000      757      182000   180000
6919701463               383950.18      780      545000   481250
6920488316               164647.36      760      208000   206000
6923321621                  112400      687      140900   140500
6924169987               124681.58      788      176000   156000
6925924489                  417000      690      610000        0
6927805397                  136000      681      170000        0
6930406555                  341000      733      460000        0
6930708083                  171000      694      220000        0
6933744762               131880.67      710      169000   165000
6937668397                35965.84      733       45000    45000
6938974059               217758.09      702      280000        0
6939532476                  164800      755      206000   206000
6940982306                65539.24      691       90000    82000
6941134212                  330000      670      600000   580000
6945636873                  127200      731      159000   159000
6949013574                  129600      747      166000   162000
6949590621                  119600      779      195000        0
6953506422               363173.32      712      550000        0
6954919640                  363100      759      479000        0
6959770949                133206.3      746      192000        0
6962514656               119883.36      764      164500   150000
6964793464                  140000      659      177000   175000
6966093863               124672.76      733      156000   156950
6966989961                  388000      753      530000   485000
6969427365               122219.03      760      155000   153000
6970952526               382819.71      691      485000   484000
6971103798                108299.6      712      145000   135500
6971684722                  138320      667      174000   172900
6975685865                  121200      752      155000   151500
6980198698                  312800      683      391000        0
6980477803               398512.53      683      500000   500000
6983823581                  339500      715      450000        0
6987716856                157979.3      804      198000   198000
6991951945               367264.93      754      475000   460000
6992040920               192489.69      716      313700        0
6996386386                  149600      800      187000   187000
6996888472                  277000      682      670000        0
6997699852                   44000      815       60000    44000
6999575712                  163980      685      208000   204976


Loan Count:                             496
Scheduled PB
as February 1, 2006:         $95,366,148.84
Unpaid PB W/A:                  $192,270.46
W/A Interest Rate:                    6.27%
W/A Remaining Term:            356.3 months

                                   EXHIBIT D-3

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 3)


Bank of America
               [LOGO]

BOAALT 2006-02
Group 3:
Mortgage Schedule




   Loan         Property                                                  Loan                  Doc         Original
  Number          Type                   Occupancy                      Purpose                 Type        LTV (%)
--------------------------------------------------------------------------------------------------------------------
3302545110   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        52.06
3303077568    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303237048         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303413714    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          41.33
3303421345     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         90.00
3303452548    PUD Detached    Investment (Non-Owner Occupied)           Purchase              Standard         57.88
3303456895   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         86.59
3303463545         CL         Investment (Non-Owner Occupied)           Purchase              Standard         80.00
3303467389         CL         Investment (Non-Owner Occupied)           Purchase              Standard         80.00
3303491751   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        52.07
3303532885   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.06
3303534881    PUD Attached    Investment (Non-Owner Occupied)           Purchase              Standard         45.45
3303537579    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        74.99
3303542751     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          69.82
3303561439   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        49.54
3303567824   Condo Highrise   Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         53.69
3303568095   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         57.67
3303569903   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        78.57
3303571750   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         66.47
3303577245   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303589026   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303590297    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         51.83
3303593929   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        66.20
3303593937   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303597813   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303603124         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        38.54
3303605160   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303605962   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        47.78
3303606838   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        62.42
3303609402   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
3303609618     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          74.07
3303609915   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303612828    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        48.07
3303616761   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        60.68
3303618023   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303618064     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          62.37
3303619815         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        12.17
3303628394   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        70.00
3303629376         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        76.92
3303629558    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        79.99
3303637494    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303638187   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        80.00
3303638435   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303639961   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        63.63
3303640688   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        67.48
3303643542   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303643799   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        44.98
3303646982   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         63.02
3303647154    PUD Attached    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         56.42
3303647444    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
3303647675   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        69.62
3303651909   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303655405     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         59.00
3303656478   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        39.28
3303657393   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        76.00
3303659712   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.00
3303659969   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         28.47
3303660785   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        55.19
3303663664   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303664894     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          80.00
3303666667         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303667491   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        34.13
3303667939   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        62.34
3303670156     Townhouse      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         80.00
3303672103         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        42.94
3303674166   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        44.78
3303675155   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        84.30
3303675635   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.78
3303676955   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        41.10
3303678811   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
3303679272   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303680346    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303680791         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303681013     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          63.89
3303681476   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        78.47
3303681898   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303682565     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          80.00
3303684447     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
3303686020    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        70.00
3303686145   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          16.83
3303686368    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        62.55
3303687911    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303691483   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        76.47
3303691905   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303693364         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        58.13
3303694354   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303694909   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        22.75
3303695401   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         30.42
3303696425    Three Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          24.27
3303697241   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        78.24
3303697860    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        66.66
3303698314   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303699452   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303699478   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        74.23
3303700474   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        67.45
3303700912   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        74.34
3303701738     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
3303703338   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        78.47
3303705465   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303705648   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303706125   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        54.86
3303706323   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303707933     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         80.00
3303709723   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303710978   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        74.07
3303711323   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        51.73
3303719854   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303723096   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        69.94
3303723245   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        67.69
3303723526   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        47.40
3303735132   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        48.49
3303736502   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303750214   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        32.77
3303756294   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        25.57
3303765295   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        64.72
3303767614   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        61.72
3303767630   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        77.03
3303777969   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        74.63
3303778728         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        81.35
3303788941   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        10.20
6000731346   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          75.00
6001295259   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6002425087   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6003369912   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        77.84
6005951220   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        67.98
6013205957   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         69.76
6016071455     Two Family     Investment (Non-Owner Occupied)           Purchase               Stated          57.89
6016208917     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         77.31
6018020161    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.91
6021995540   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6023864389     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            77.88
6027630117     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6028560727   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        46.66
6028567516     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         90.00
6028972765    PUD Detached    Investment (Non-Owner Occupied)           Purchase                 DU            79.98
6029648380         CL         Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      75.00
6033367068     Two Family     Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6033580132   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        28.57
6034902533    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         3.949
6037027098   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         80.00
6037523542   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6038892540     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6039943243   Single Family    Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      75.00
6042622636   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          75.00
6043113007   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6046718257     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          65.00
6047411381   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        33.54
6051336946   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            75.76
6055421223    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        59.95
6058522142   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6066206498   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6066703262     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6069022769   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         80.00
6070052805   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6070143034   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6070812042   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            73.62
6072835587   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        30.60
6072893123   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6074840262   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6077511407   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6086375158         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6086465272   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            55.30
6095727647   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        64.00
6096930406   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         60.34
6103050628   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6103124019         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        29.46
6104756520   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6106316554   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6106659011   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6107204726   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          67.02
6109549953     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            70.19
6109747599         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6111881477   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        34.93
6115438753    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         LP            80.00
6117012317   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6121522285   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6122759340    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.90
6122975250   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         79.43
6123625334   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        79.95
6125427838   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         36.93
6125552148     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            79.84
6128043962   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6128744502     Two Family     Investment (Non-Owner Occupied)           Purchase                 DU            70.00
6131656834         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6132278638   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6132684926   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        42.49
6132807766   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           LP            80.00
6133068079     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         89.99
6133534054         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6133903358   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6135662713   Condo Highrise   Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6136725733   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.99
6139675349   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.00
6140238897         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      35.89
6140694396    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         37.50
6143840913   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6145434897     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6147337106   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6148265090     Townhouse      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         64.94
6150090345   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        79.48
6156524602         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          61.23
6157456556   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        55.16
6159218665   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6159555017   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         76.27
6160942071         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6162300427     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         32.13
6162644063    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         75.00
6170090481   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6171849117    PUD Detached    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6172709419    Four Family     Investment (Non-Owner Occupied)           Purchase                 DU            75.00
6173331296   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6174364148         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6174615184   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          73.97
6175206314         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6177796650   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6179833741   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         87.30
6181042265   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6183925301   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6187515975   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         74.25
6190839610   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6191498762     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          54.28
6192043278   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            75.00
6193720817   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            72.99
6194759723         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          62.72
6195079972    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            64.00
6199108686   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6200535943    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        75.00
6205365304   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6205837526   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6208108099         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6211072290   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6216114691   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         74.98
6219430581   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6220729757    Four Family     Investment (Non-Owner Occupied)           Purchase               Stated          75.00
6222861475   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.32
6225313896     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6226353776   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6229445645         CL         Investment (Non-Owner Occupied)           Purchase              Standard         78.30
6231408417   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6233883401   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          74.13
6237388621    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         67.87
6239612895   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6240030178    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6241619359     Two Family     Investment (Non-Owner Occupied)           Purchase               Stated          79.99
6242014519   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            75.00
6244324155   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6246643263   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         80.00
6247867333   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6248198811   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6248484187   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          74.98
6248603794   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6249886307    Three Family    Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6250518617     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          54.16
6252753105   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         58.00
6253080151    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        75.40
6253453127   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          67.96
6253868746         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6254201459   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            70.00
6255498880   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         61.60
6255688506   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6256186666   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            73.84
6259403423   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          75.00
6260397416   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          70.00
6261156225   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        31.30
6264235901         CL         Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6269398274   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        33.81
6269830169   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6271999440   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6275311030   Single Family    Investment (Non-Owner Occupied)           Purchase              No Ratio         75.00
6276725832    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            32.08
6276781009     Two Family     Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6277801780         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6277807431    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6277984446   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6280140721    PUD Detached    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6281787165   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        66.66
6282050621     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6283574157   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         70.00
6284087621   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6287866328         CL         Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6289863323   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         84.73
6290271052   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        80.00
6290360913   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        61.53
6291208566    PUD Attached    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            60.21
6291557541   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6292007934   Condo Highrise   Investment (Non-Owner Occupied)           Purchase            Paper Saver        25.31
6294480055    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6296889733   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        61.58
6303640996   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6304076638     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6306157139    PUD Detached    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6307355237    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          49.38
6308602215   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6314894061   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          70.00
6316809810    PUD Detached    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          53.43
6318086649     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6318771893   Condo Highrise   Investment (Non-Owner Occupied)           Purchase                 DU            72.15
6320206763         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6325637830   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         72.94
6326982110   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         4.617
6327185796     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6328805731     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6329666116   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6336360836   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6339658483     Townhouse      Investment (Non-Owner Occupied)           Purchase            Paper Saver        79.99
6340116950   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6340329348     Two Family     Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6340346540   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          63.00
6345848896   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6346047886     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         80.00
6347631571   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6348576734    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            70.00
6349442621   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6349623089   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6350998297    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        69.79
6355154458   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6355887016    PUD Detached    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6357376588         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         53.58
6357909818   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6358977764   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6362432822   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6364614625    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          47.80
6365176962   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            74.97
6370625516   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        71.00
6375579502   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6376064470    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         24.00
6377727190    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.90
6378152935   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6380739216   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6380958949   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6385160681     Townhouse      Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6386553397   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6386584707    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6388249846    PUD Attached    Investment (Non-Owner Occupied)           Purchase                 DU            89.94
6388455773   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6389121705   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          79.71
6400080955   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6402532011     Townhouse      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        57.05
6406032695   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6406439163   Single Family    Investment (Non-Owner Occupied)           Purchase              No Ratio         75.00
6407600151    PUD Attached    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        79.16
6408149059    PUD Attached    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6413989382   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6414836806   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6416132543   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         72.84
6418152044    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
6419741803   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6419905465   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            57.61
6420485408   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6422044716         CL         Investment (Non-Owner Occupied)           Purchase               Stated          77.66
6423941530     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         89.99
6424429030    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6429927889    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            65.98
6431146999   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            42.75
6436559147     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            69.56
6436736224     Townhouse      Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6437507731    Three Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            73.85
6438021278   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6443844748    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6444844937    PUD Detached    Investment (Non-Owner Occupied)           Purchase               Stated          79.98
6446391523    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         39.64
6446503754     Two Family     Investment (Non-Owner Occupied)           Purchase               Stated          75.00
6448605565   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6452336743   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        16.87
6457095104   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6458229462   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6458768808   Single Family    Investment (Non-Owner Occupied)           Purchase                 LP            80.00
6460369603   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6461867951   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6462592327   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         66.00
6463079217   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6467622780     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6470157196    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        59.95
6470625978   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.00
6472584678   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         80.00
6474468417   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          58.69
6477265117   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          70.00
6480435038   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        63.26
6481591326   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6483606916   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6484486664   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            72.88
6485052069     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6485922279   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6487821917   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6489572567   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        48.27
6490040034   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6491137326         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.44
6491671928   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6493151408     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6494552539   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6497196532   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6497767076     Two Family     Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6498696753   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6499227111   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6500736274     Two Family     Investment (Non-Owner Occupied)           Purchase               Stated          61.14
6501258583         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6502098095   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         89.70
6506907333   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            77.27
6509515752         CL         Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      75.00
6509904667   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         76.92
6510019455         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        54.16
6513573938   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        63.83
6522457776   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6526631301    Four Family     Investment (Non-Owner Occupied)           Purchase               Stated          52.38
6527640541         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6527886490   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6530767547   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          47.42
6532462899    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6534148363    Three Family    Investment (Non-Owner Occupied)           Purchase                 DU            75.00
6534990608     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          79.48
6536546127     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         75.00
6539982170   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         80.00
6540556427         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6542396608   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6543140740   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          56.86
6545432285   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            79.45
6546543056   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6546761377   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6549030283   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        54.08
6550878679         CL         Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6551213876   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6551375253   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6555099966   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        77.00
6555418372   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6557436976     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         90.00
6568802505   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6571598314    PUD Detached    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6576679283   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            61.53
6576845934         CL         Investment (Non-Owner Occupied)           Purchase               Stated          49.97
6578972975     Townhouse      Investment (Non-Owner Occupied)           Purchase            Paper Saver        27.01
6582922933   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            64.04
6582993264   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6584472721   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        72.22
6584490897   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          74.59
6584625278    Four Family     Investment (Non-Owner Occupied)           Purchase                 DU            75.00
6584716473   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          47.72
6586811850   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6588410081   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6590805583         LC         Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6590962723         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        31.08
6591328338   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6594154772   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            77.77
6598100425    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6599280804   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            64.28
6603146967     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         38.86
6605377495    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6610738756    PUD Attached    Investment (Non-Owner Occupied)           Purchase                 DU            65.78
6611249175    PUD Detached    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6614015896   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6614207121   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6617176117     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6617302275         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6618651407         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6620256690     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         79.89
6620713583    PUD Attached    Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      51.26
6621982518    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          48.64
6624040173     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6625429151         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6627215020     Townhouse      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6627943605     Townhouse      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6629721231     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          61.71
6630837679   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6632537962    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          74.35
6634516196         CL         Investment (Non-Owner Occupied)           Purchase                 DU            88.00
6636435015    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6636613017   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        52.69
6648534037    Three Family    Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6650859728   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6651222223   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6656985485   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            79.99
6657836497         CL         Investment (Non-Owner Occupied)           Purchase                 DU            75.00
6658012874   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            62.40
6659235896   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            75.00
6664848352   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6669204684   Condo Highrise   Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6669541457    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6679267317   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6680859557   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6680882252   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6681939838   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6682131906   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6682907933     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6685240118     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6686517423   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6686886208   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6690332470   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         80.00
6691363433         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6693711191   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6695717410   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         60.63
6698145874    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         68.08
6699312325   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          67.07
6699541972   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         79.23
6701606243   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.23
6705634944    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.90
6707164387   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        44.39
6708969388     Townhouse      Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6712772273   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6719627637         CL         Investment (Non-Owner Occupied)           Purchase              Standard         66.66
6720847943     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            72.94
6722814610         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         58.00
6723227077   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6723350176   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6724904583    Four Family     Investment (Non-Owner Occupied)           Purchase                 DU            75.00
6731504863     Two Family     Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6731994122   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6736627339   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6740808180         CL         Investment (Non-Owner Occupied)           Purchase              Standard         30.00
6741221482   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6743450261   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        34.86
6743587856   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6743764844   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6746117156     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         90.00
6747710603   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         70.20
6751345726     Townhouse      Investment (Non-Owner Occupied)           Purchase            Paper Saver        74.44
6755924807    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6758002874         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            75.00
6758427345   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6762028766   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6763267058   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         80.00
6764119183         CL         Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6765981458    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         42.52
6766568635     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         52.70
6766657156    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6769481794   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6773690463   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6777248250   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6781043705    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          66.11
6788732490   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6789009724   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            72.60
6790104761   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.96
6790189796   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6791143651   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          66.66
6793999860     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         90.00
6794375821   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6796437736    PUD Attached    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6799749012   Single Family    Investment (Non-Owner Occupied)           Purchase                 LP            80.00
6804314752   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        79.70
6804944079   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6807344061     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6807816118   Single Family    Investment (Non-Owner Occupied)           Purchase              No Ratio         70.00
6808885567   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        70.00
6809638320    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            70.00
6812554746     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          26.92
6812571732     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            60.12
6814887896    PUD Attached    Investment (Non-Owner Occupied)           Purchase                 DU            79.97
6825583542   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6827190023   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6828519865    Four Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         65.00
6829784989         CL         Investment (Non-Owner Occupied)           Purchase              Standard         78.17
6830356819     Townhouse      Investment (Non-Owner Occupied)           Purchase            Paper Saver        45.32
6833083568   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6834401629   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6836462181   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.00
6837820171   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6839382642   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          75.00
6843169084   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          80.00
6845436309   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6846873328    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         64.18
6848693666     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6849091381   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6849194003         LC         Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6849606295   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6850668788   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        53.37
6852295796         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6853244546     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          67.74
6853681259   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          75.00
6854155378    PUD Detached    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6854524441    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        69.79
6862748263         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6863084866     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6866526749     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         80.00
6869259397   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6872664930   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6872810590   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6873310871     Townhouse      Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6873412040   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6873694670   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6880474975   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6893092103   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6894253555   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6894893715    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         36.36
6894989927   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            71.29
6896862585         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6905700230   Condo Highrise   Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            75.00
6907096405   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         70.00
6909490267    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        79.99
6910007845     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6910127502         HC         Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6910291175   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        38.09
6911076872   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6912662498   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        62.33
6918129468   Condo Highrise   Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6921164916   Single Family    Investment (Non-Owner Occupied)           Purchase                 LP            89.94
6924771329   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6926433340         CL         Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6930177529   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6930614406         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        52.46
6935767894    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         55.00
6939671498    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         53.27
6943515707   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         80.00
6947299639   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         55.33
6947504350   Single Family    Investment (Non-Owner Occupied)           Purchase                 LP            90.00
6950270444     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6952439088     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          75.00
6954593114   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         76.84
6957568881   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6961158364         CL         Investment (Non-Owner Occupied)           Purchase               Stated          79.99
6962410574   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6962587603   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6963065567         CL         Investment (Non-Owner Occupied)           Purchase                 DU            65.98
6968878345         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         36.83
6970942105   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6973367623     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6975361251     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6975362614    PUD Detached    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6976109584    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            52.00
6976234259     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6976582384     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6977981635   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6978507215   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6982428044   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        56.70
6984477478    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        62.59
6994266549   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6994584313    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
6999433441   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         62.76
6999504761    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            70.00


                                  Original
   Loan      Mortgage Interest    Principal    First Payment   Maturity      Original        Monthly     Current       Closing
  Number         Rate (%)        Balance ($)       Date          Date      Term (Months)   Payment ($)   Due Date       Date
------------------------------------------------------------------------------------------------------------------------------
3302545110                6.75        112295     3/1/2006      2/1/2036              360        728.35   3/1/2006    1/11/2006
3303077568                6.75        337220     2/1/2006      1/1/2036              360       2187.21   2/1/2006   12/27/2005
3303237048                6.75         91341     3/1/2006      2/1/2036              360        592.44   3/1/2006     1/3/2006
3303413714               6.625         77250     2/1/2006      1/1/2036              360        494.65   2/1/2006    12/8/2005
3303421345                6.75         56250     2/1/2006      1/1/2031              300        388.64   2/1/2006    12/9/2005
3303452548               6.625         94930     2/1/2006      1/1/2036              360        607.85   2/1/2006   12/28/2005
3303456895               6.625        160200     1/1/2006      12/1/2035             360       1025.78   2/1/2006   11/23/2005
3303463545                6.75        100000     3/1/2006      2/1/2036              360         648.6   3/1/2006    1/13/2006
3303467389                6.75         61520     2/1/2006      1/1/2036              360        399.02   3/1/2006   12/16/2005
3303491751               6.875        163000     2/1/2006      1/1/2036              360        1070.8   3/1/2006   12/30/2005
3303532885                6.75         85078     3/1/2006      2/1/2036              360        551.82   3/1/2006    1/15/2006
3303534881               6.625         85000     3/1/2006      2/1/2036              360        544.27   3/1/2006     1/3/2006
3303537579                6.75        183742     3/1/2006      2/1/2036              360       1191.75   3/1/2006    1/12/2006
3303542751                6.75        160602     2/1/2006      1/1/2036              360       1041.67   2/1/2006   12/29/2005
3303561439               6.875         78280     3/1/2006      2/1/2036              360        514.25   3/1/2006     1/4/2006
3303567824                6.75     142289.89     2/1/2006      1/1/2036              360        922.89   2/1/2006   12/28/2005
3303568095                6.75         83625     3/1/2006      2/1/2036              360         542.4   3/1/2006     1/3/2006
3303569903               6.875        176000     2/1/2006      1/1/2036              360        1156.2   2/1/2006   12/30/2005
3303571750                6.75        113000     2/1/2006      1/1/2036              360        732.92   2/1/2006   12/30/2005
3303577245               7.125        225600     3/1/2006      2/1/2036              360       1519.91   3/1/2006     1/4/2006
3303589026                   7         68800     2/1/2006      1/1/2036              360        457.73   2/1/2006   12/29/2005
3303590297                6.75        176250     2/1/2006      1/1/2036              360       1143.16   2/1/2006   12/28/2005
3303593929               6.625      48332.75     3/1/2006      2/1/2036              360        309.48   3/1/2006     1/5/2006
3303593937               6.625         81000     2/1/2006      1/1/2036              360        518.66   2/1/2006   12/28/2005
3303597813                6.75        180000     2/1/2006      1/1/2036              360       1167.48   3/1/2006   12/30/2005
3303603124                6.75        100219     3/1/2006      2/1/2036              360        650.02   3/1/2006    1/11/2006
3303605160               7.125         50400     3/1/2006      2/1/2036              360        339.56   3/1/2006     1/4/2006
3303605962               6.875         92700     3/1/2006      2/1/2031              300        647.82   3/1/2006     1/3/2006
3303606838               7.125         73660     3/1/2006      2/1/2036              360        496.27   3/1/2006     1/3/2006
3303609402               6.625         76500     2/1/2006      1/1/2036              360        489.84   2/1/2006   12/19/2005
3303609618                6.75        100000     3/1/2006      2/1/2036              360         648.6   3/1/2006     1/3/2006
3303609915               7.125         54000     3/1/2006      2/1/2036              360        363.81   3/1/2006    1/23/2006
3303612828                6.75         91335     2/1/2006      1/1/2036              360         592.4   2/1/2006   12/23/2005
3303616761               6.875         83000     2/1/2006      1/1/2031              300        580.03   3/1/2006   12/21/2005
3303618023                   7        136000     2/1/2006      1/1/2036              360        904.82   2/1/2006   12/19/2005
3303618064                6.75        112270     2/1/2006      1/1/2036              360        728.19   3/1/2006   12/22/2005
3303619815               6.625         47500     2/1/2006      1/1/2031              300        324.45   2/1/2006   12/21/2005
3303628394                6.75         49000     2/1/2006      1/1/2036              360        317.82   2/1/2006   12/27/2005
3303629376               6.875         50000     3/1/2006      2/1/2036              360        328.47   3/1/2006    1/23/2006
3303629558               6.875        250386     2/1/2006      1/1/2036              360       1644.86   2/1/2006   12/21/2005
3303637494               6.875        135156     3/1/2006      2/1/2036              360        887.88   3/1/2006    1/23/2006
3303638187                   7         44000     3/1/2006      2/1/2036              360        292.74   3/1/2006    1/23/2006
3303638435                   7         75200     2/1/2006      1/1/2036              360        500.31   2/1/2006   12/30/2005
3303639961                6.75         77000     3/1/2006      2/1/2036              360        499.43   3/1/2006    1/17/2006
3303640688               6.875         39140     3/1/2006      2/1/2036              360        257.13   3/1/2006    1/11/2006
3303643542               7.125        125100     2/1/2006      1/1/2036              360        842.83   2/1/2006   12/27/2005
3303643799                6.75         72100     2/1/2006      1/1/2036              360        467.64   2/1/2006   12/22/2005
3303646982                6.75        208600     3/1/2006      2/1/2036              360       1352.98   3/1/2006    1/17/2006
3303647154                6.75        209350     3/1/2006      2/1/2036              360       1357.85   3/1/2006    1/17/2006
3303647444                6.75         59500     2/1/2006      1/1/2036              360        385.92   2/1/2006   12/23/2005
3303647675                6.75         94000     2/1/2006      1/1/2036              360        609.69   2/1/2006   12/28/2005
3303651909               6.875        100000     3/1/2006      2/1/2036              360        656.93   3/1/2006    1/17/2006
3303655405               6.875         56050     3/1/2006      2/1/2036              360        368.21   3/1/2006     1/9/2006
3303656478               6.875        124530     2/1/2006      1/1/2036              360        818.08   2/1/2006   12/27/2005
3303657393                6.75         60800     2/1/2006      1/1/2036              360        394.35   2/1/2006   12/29/2005
3303659712               6.875         89000     2/1/2006      1/1/2036              360        584.67   2/1/2006   12/29/2005
3303659969                6.75        350000     3/1/2006      2/1/2036              360        2270.1   3/1/2006     1/6/2006
3303660785                6.75        182700     3/1/2006      2/1/2036              360       1184.99   3/1/2006     1/4/2006
3303663664               7.125        130400     3/1/2006      2/1/2036              360        878.53   3/1/2006     1/3/2006
3303664894               6.625        110400     3/1/2006      2/1/2036              360        706.91   3/1/2006     1/4/2006
3303666667               6.875        180000     3/1/2006      2/1/2036              360       1182.48   3/1/2006     1/4/2006
3303667491               6.875         57680     3/1/2006      2/1/2036              360        378.92   3/1/2006     1/3/2006
3303667939               6.875         69200     2/1/2006      1/1/2031              300        483.59   2/1/2006   12/28/2005
3303670156                   7         63200     3/1/2006      2/1/2036              360        420.48   3/1/2006    1/11/2006
3303672103                6.75         70856     3/1/2006      2/1/2036              360        459.58   3/1/2006    1/11/2006
3303674166               6.625        112246     2/1/2006      1/1/2036              360        718.73   2/1/2006   12/27/2005
3303675155                   7         54590     2/1/2006      1/1/2036              360        363.19   2/1/2006   12/23/2005
3303675635                6.75        164800     3/1/2006      2/1/2036              360       1068.89   3/1/2006    1/18/2006
3303676955               6.875         43160     2/1/2006      1/1/2036              360        283.54   2/1/2006   12/29/2005
3303678811               7.125         77600     3/1/2006      2/1/2036              360        522.81   3/1/2006    1/23/2006
3303679272               6.875        112000     3/1/2006      2/1/2036              360        735.77   3/1/2006    1/18/2006
3303680346                   7         67200     3/1/2006      2/1/2036              360        447.09   3/1/2006    1/11/2006
3303680791               6.875         96000     3/1/2006      2/1/2036              360        630.66   3/1/2006     1/6/2006
3303681013                6.75        246000     2/1/2006      1/1/2036              360       1595.56   2/1/2006   12/30/2005
3303681476                   7         57680     3/1/2006      2/1/2036              360        383.75   3/1/2006    1/25/2006
3303681898                   7         47700     2/1/2006      1/1/2036              360        317.35   3/1/2006   12/30/2005
3303682565               6.625        104000     2/1/2006      1/1/2036              360        665.93   2/1/2006   12/30/2005
3303684447               6.875        135920     2/1/2006      1/1/2036              360         892.9   3/1/2006   12/30/2005
3303686020                6.75         73500     3/1/2006      2/1/2036              360        476.72   4/1/2006     1/9/2006
3303686145                6.75        120000     3/1/2006      2/1/2036              360        778.32   3/1/2006    1/11/2006
3303686368                6.75         61300     3/1/2006      2/1/2036              360         397.6   3/1/2006     1/4/2006
3303687911               6.875        108000     3/1/2006      2/1/2036              360        709.49   3/1/2006    1/10/2006
3303691483                   7         65000     2/1/2006      1/1/2036              360        432.45   2/1/2006   12/28/2005
3303691905                6.75         80400     3/1/2006      2/1/2036              360        521.48   3/1/2006    1/12/2006
3303693364                6.75        125000     3/1/2006      2/1/2036              360        810.75   3/1/2006    1/17/2006
3303694354                   7        124800     2/1/2006      1/1/2036              360         830.3   2/1/2006   12/30/2005
3303694909                6.75        113050     3/1/2006      2/1/2036              360        733.25   3/1/2006    1/12/2006
3303695401                6.75         67900     3/1/2006      2/1/2036              360         440.4   3/1/2006    1/11/2006
3303696425                6.75     197868.87     3/1/2006      2/1/2026              240       1504.53   3/1/2006     1/9/2006
3303697241                   7         50856     3/1/2006      2/1/2036              360        338.35   3/1/2006     1/6/2006
3303697860                6.75         80000     3/1/2006      2/1/2036              360        518.88   3/1/2006    1/17/2006
3303698314                6.75         75200     2/1/2006      1/1/2036              360        487.75   3/1/2006   12/30/2005
3303699452               7.125         67200     3/1/2006      2/1/2036              360        452.74   3/1/2006    1/20/2006
3303699478                   7        219000     3/1/2006      2/1/2036              360       1457.02   3/1/2006     1/6/2006
3303700474                6.75         97809     3/1/2006      2/1/2036              360        634.39   3/1/2006    1/17/2006
3303700912                6.75        126384     3/1/2006      2/1/2036              360        819.73   3/1/2006    1/11/2006
3303701738                6.75        328000     3/1/2006      2/1/2036              360       2127.41   3/1/2006    1/20/2006
3303703338                6.75         49440     3/1/2006      2/1/2036              360        320.67   3/1/2006    1/12/2006
3303705465                6.75         54000     3/1/2006      2/1/2036              360        350.25   3/1/2006    1/25/2006
3303705648               6.875         98400     3/1/2006      2/1/2036              360        646.42   3/1/2006     1/5/2006
3303706125                6.75        101495     3/1/2006      2/1/2036              360         658.3   3/1/2006    1/12/2006
3303706323               7.125         67500     3/1/2006      2/1/2036              360        454.77   3/1/2006    1/18/2006
3303707933                   7        134400     3/1/2006      2/1/2036              360        894.17   3/1/2006    1/25/2006
3303709723                6.75        108000     3/1/2006      2/1/2036              360        700.49   3/1/2006    1/11/2006
3303710978                   7         60000     3/1/2006      2/1/2036              360        399.19   3/1/2006    1/24/2006
3303711323               6.875         42471     3/1/2006      2/1/2036              360        279.01   3/1/2006     1/4/2006
3303719854               6.875         62400     3/1/2006      2/1/2036              360        409.93   3/1/2006    1/24/2006
3303723096               6.875         51500     3/1/2006      2/1/2031              300         359.9   3/1/2006    1/23/2006
3303723245                6.75        286340     3/1/2006      2/1/2036              360        1857.2   3/1/2006    1/12/2006
3303723526                6.75        190550     3/1/2006      2/1/2036              360       1235.91   3/1/2006    1/12/2006
3303735132                6.75        121238     3/1/2006      2/1/2036              360        786.35   3/1/2006    1/20/2006
3303736502               7.125         76000     3/1/2006      2/1/2036              360        512.03   3/1/2006    1/20/2006
3303750214                6.75        174123     3/1/2006      2/1/2036              360       1129.36   3/1/2006    1/18/2006
3303756294                6.75        100000     3/1/2006      2/1/2036              360         648.6   3/1/2006    1/17/2006
3303765295               6.625      118450.5     3/1/2006      2/1/2036              360        758.46   3/1/2006    1/20/2006
3303767614               6.875         51500     3/1/2006      2/1/2036              360        338.32   3/1/2006    1/19/2006
3303767630                6.75         74720     3/1/2006      2/1/2036              360        484.64   3/1/2006    1/18/2006
3303777969               6.625        103000     3/1/2006      2/1/2036              360        659.53   3/1/2006    1/24/2006
3303778728                6.75        144000     3/1/2006      2/1/2036              360        933.99   3/1/2006    1/24/2006
3303788941               6.625        100000     3/1/2006      2/1/2036              360        640.32   3/1/2006    1/23/2006
6000731346                7.25         93750     3/1/2006      2/1/2036              360        639.55   3/1/2006    1/24/2006
6001295259                   7        115200     2/1/2006      1/1/2036              360        766.43   4/1/2006   12/23/2005
6002425087               6.625        240000     3/1/2006      2/1/2036              360       1536.75   3/1/2006    1/23/2006
6003369912               7.125        147905     2/1/2006      1/1/2036              360        996.47   2/1/2006   12/29/2005
6005951220                6.75         80000     2/1/2006      1/1/2036              360        518.88   2/1/2006   12/27/2005
6013205957               6.625        300000     2/1/2006      1/1/2036              360       1920.94   3/1/2006   12/27/2005
6016071455                   7        275000     3/1/2006      2/1/2036              360       1829.59   3/1/2006     1/5/2006
6016208917                6.75        123700     2/1/2006      1/1/2036              360        802.32   3/1/2006   12/29/2005
6018020161                6.75        416000     2/1/2006      1/1/2036              360       2698.17   2/1/2006   12/20/2005
6021995540               6.625         81000     3/1/2006      2/1/2036              360        518.66   3/1/2006     1/3/2006
6023864389                6.75         81000     3/1/2006      2/1/2036              360        525.37   3/1/2006    1/17/2006
6027630117                6.75         64000     12/1/2005     11/1/2035             360        415.11   2/1/2006   10/24/2005
6028560727                6.75        175000     3/1/2006      2/1/2036              360       1135.05   3/1/2006    1/23/2006
6028567516                6.75         90000     2/1/2006      1/1/2036              360        583.74   2/1/2006   12/19/2005
6028972765                6.75        142700     3/1/2006      2/1/2036              360        925.55   3/1/2006    1/17/2006
6029648380               6.625        236250     3/1/2006      2/1/2036              360       1512.74   3/1/2006     1/9/2006
6033367068                   7         43200     3/1/2006      2/1/2036              360        287.42   3/1/2006    1/25/2006
6033580132               6.875        100000     2/1/2006      1/1/2036              360        656.93   2/1/2006   12/28/2005
6034902533               6.875         15500     2/1/2006      1/1/2036              360        101.83   2/1/2006   12/30/2005
6037027098                6.75         64000     3/1/2006      2/1/2036              360        415.11   3/1/2006    1/17/2006
6037523542                6.75         42400     2/1/2006      1/1/2036              360        275.01   2/1/2006   12/30/2005
6038892540                6.75        120000     2/1/2006      1/1/2036              360        778.32   2/1/2006   12/29/2005
6039943243                   7         66750     3/1/2006      2/1/2036              360        444.09   3/1/2006    1/20/2006
6042622636                7.25        108750     3/1/2006      2/1/2036              360        741.87   3/1/2006    1/17/2006
6043113007                6.75        100980     3/1/2006      2/1/2036              360        654.96   3/1/2006    1/13/2006
6046718257                   7        390000     1/1/2006      12/1/2035             360       2594.68   2/1/2006   11/15/2005
6047411381                6.75        160000     2/1/2006      1/1/2036              360       1037.76   2/1/2006   12/29/2005
6051336946                6.75         93950     2/1/2006      1/1/2036              360        609.36   2/1/2006   12/21/2005
6055421223                6.75         59900     3/1/2006      2/1/2036              360        388.52   3/1/2006    1/18/2006
6058522142               6.875         72800     3/1/2006      2/1/2036              360        478.25   3/1/2006     1/6/2006
6066206498                7.25         68000     3/1/2006      2/1/2036              360        463.89   3/1/2006    1/18/2006
6066703262                   7         98000     2/1/2006      1/1/2036              360           652   2/1/2006   12/29/2005
6069022769               6.625        168000     3/1/2006      2/1/2036              360       1075.73   3/1/2006    1/20/2006
6070052805                6.75         54540     2/1/2006      1/1/2036              360        353.75   2/1/2006   12/30/2005
6070143034                7.75         56000     3/1/2006      2/1/2036              360         401.2   3/1/2006     1/3/2006
6070812042               6.625         67000     3/1/2006      2/1/2036              360        429.01   3/1/2006     1/5/2006
6072835587               6.875        101000     2/1/2006      1/1/2036              360         663.5   2/1/2006   12/29/2005
6072893123                6.75         92000     2/1/2006      1/1/2036              360        596.72   3/1/2006   12/29/2005
6074840262                6.75        107920     3/1/2006      2/1/2036              360        699.97   3/1/2006    1/19/2006
6077511407               6.875        124000     2/1/2006      1/1/2036              360         814.6   3/1/2006   12/22/2005
6086375158                6.75         55237     2/1/2006      1/1/2036              360        358.27   2/1/2006   12/29/2005
6086465272                6.75        125000     2/1/2006      1/1/2036              360        810.75   3/1/2006     1/4/2006
6095727647                6.75         60800     3/1/2006      2/1/2036              360        394.35   3/1/2006    1/23/2006
6096930406                   7        110000     3/1/2006      2/1/2036              360        731.84   3/1/2006     1/3/2006
6103050628               6.875         76000     2/1/2006      1/1/2036              360        499.27   2/1/2006   12/22/2005
6103124019               6.875        150000     2/1/2006      1/1/2036              360         985.4   2/1/2006   12/29/2005
6104756520                6.75         32000     2/1/2006      1/1/2036              360        207.56   2/1/2006     1/5/2006
6106316554                6.75         96800     2/1/2006      1/1/2036              360        627.85   2/1/2006   12/30/2005
6106659011               7.125         30240     3/1/2006      2/1/2036              360        203.74   3/1/2006    1/20/2006
6107204726                7.25        157500     2/1/2006      1/1/2036              360       1074.43   2/1/2006   12/29/2005
6109549953                6.75        146000     3/1/2006      2/1/2036              360        946.96   3/1/2006    1/13/2006
6109747599                6.75         41737     2/1/2006      1/1/2036              360        270.71   2/1/2006   12/29/2005
6111881477               6.625        123975     3/1/2006      2/1/2036              360        793.83   3/1/2006    1/12/2006
6115438753                6.75        224000     3/1/2006      2/1/2036              360       1452.86   3/1/2006    1/13/2006
6117012317               6.875         63000     2/1/2006      1/1/2036              360        413.87   2/1/2006   12/29/2005
6121522285               6.875        140000     3/1/2006      2/1/2036              360        919.71   3/1/2006    1/18/2006
6122759340               7.125        314550     2/1/2006      1/1/2036              360       2119.19   2/1/2006   12/30/2005
6122975250                6.75        224800     3/1/2006      2/1/2036              360       1458.05   3/1/2006    1/12/2006
6123625334               6.875         63965     3/1/2006      2/1/2036              360        420.21   3/1/2006     1/6/2006
6125427838                6.75        195000     3/1/2006      2/1/2036              360       1264.77   3/1/2006    1/11/2006
6125552148               6.875        103000     2/1/2006      1/1/2036              360        676.64   2/1/2006   12/13/2005
6128043962               6.875         60000     2/1/2006      1/1/2036              360        394.16   2/1/2006   12/30/2005
6128744502               6.875        270900     2/1/2006      1/1/2036              360       1779.63   2/1/2006   12/28/2005
6131656834                6.75         55237     2/1/2006      1/1/2036              360        358.27   2/1/2006   12/29/2005
6132278638               6.625        156600     3/1/2006      2/1/2036              360       1002.73   3/1/2006    1/23/2006
6132684926                6.75        177000     3/1/2006      2/1/2036              360       1148.02   3/1/2006    1/13/2006
6132807766                6.75        105600     2/1/2006      1/1/2036              360        684.92   2/1/2006   12/23/2005
6133068079               6.875        207004     3/1/2006      2/1/2036              360       1359.87   3/1/2006     1/3/2006
6133534054                6.75        238583     2/1/2006      1/1/2036              360       1547.45   2/1/2006   12/29/2005
6133903358                6.75        119200     3/1/2006      2/1/2036              360        773.13   3/1/2006    1/19/2006
6135662713               6.625        184000     12/1/2005     11/1/2035             360       1178.18   2/1/2006    10/7/2005
6136725733                6.75        153995     3/1/2006      2/1/2036              360        998.81   3/1/2006    1/20/2006
6139675349                6.75         68600     3/1/2006      2/1/2036              360        444.94   3/1/2006    1/24/2006
6140238897                   7         58372     2/1/2006      1/1/2031              300        412.57   2/1/2006     1/3/2006
6140694396                6.75         60000     2/1/2006      1/1/2036              360        389.16   2/1/2006   12/27/2005
6143840913               7.625         96000     3/1/2006      2/1/2036              360        679.49   3/1/2006    1/20/2006
6145434897               6.625         48000     3/1/2006      2/1/2036              360        307.35   3/1/2006    1/13/2006
6147337106                   7         40410     3/1/2006      2/1/2036              360        268.85   3/1/2006    1/23/2006
6148265090               6.625         70000     3/1/2006      2/1/2036              360        448.22   3/1/2006     1/9/2006
6150090345                6.75        123200     3/1/2006      2/1/2036              360        799.08   3/1/2006    1/18/2006
6156524602                6.75        188000     3/1/2006      2/1/2036              360       1219.37   3/1/2006     1/9/2006
6157456556                   7        110000     3/1/2006      2/1/2036              360        731.84   3/1/2006     1/3/2006
6159218665                6.75         59400     3/1/2006      2/1/2036              360        385.27   3/1/2006     1/6/2006
6159555017               6.625        225000     2/1/2006      1/1/2036              360        1440.7   2/1/2006   12/27/2005
6160942071                6.75         41850     2/1/2006      1/1/2036              360        271.44   2/1/2006   12/29/2005
6162300427                6.75        125000     3/1/2006      2/1/2036              360        810.75   3/1/2006    1/12/2006
6162644063                6.75        191250     3/1/2006      2/1/2036              360       1240.45   3/1/2006     1/6/2006
6170090481                6.75        176000     2/1/2006      1/1/2036              360       1141.54   3/1/2006   12/28/2005
6171849117               6.625        115064     3/1/2006      2/1/2036              360        736.77   3/1/2006    1/24/2006
6172709419                6.75        195000     3/1/2006      2/1/2036              360       1264.77   3/1/2006     1/6/2006
6173331296               6.625        116000     3/1/2006      2/1/2036              360        742.77   3/1/2006    1/19/2006
6174364148               6.875         75920     3/1/2006      2/1/2036              360        498.75   3/1/2006    1/24/2006
6174615184                6.75        270000     2/1/2006      1/1/2036              360       1751.22   3/1/2006   12/28/2005
6175206314                6.75         47587     2/1/2006      1/1/2036              360        308.65   2/1/2006   12/29/2005
6177796650               6.875        100000     2/1/2006      1/1/2036              360        656.93   3/1/2006   12/27/2005
6179833741               6.875         55000     2/1/2006      1/1/2036              360        361.32   3/1/2006   12/16/2005
6181042265               7.125         84000     3/1/2006      2/1/2036              360        565.93   3/1/2006    1/17/2006
6183925301               7.125         31500     2/1/2006      1/1/2036              360        212.23   3/1/2006   12/22/2005
6187515975                6.75        360500     2/1/2006      1/1/2036              360        2338.2   2/1/2006     1/3/2006
6190839610                6.75        146080     2/1/2006      1/1/2036              360        947.48   2/1/2006   12/28/2005
6191498762                6.75        114000     3/1/2006      2/1/2036              360        739.41   3/1/2006    1/12/2006
6192043278                6.75        163500     2/1/2006      1/1/2036              360       1060.46   2/1/2006   12/28/2005
6193720817                6.75         50000     3/1/2006      2/1/2036              360         324.3   3/1/2006     1/9/2006
6194759723               6.625        133600     3/1/2006      2/1/2036              360        855.46   3/1/2006     1/4/2006
6195079972                6.75        342400     3/1/2006      2/1/2036              360        2220.8   3/1/2006    1/13/2006
6199108686                6.75         62550     3/1/2006      2/1/2036              360         405.7   3/1/2006     1/9/2006
6200535943                6.75        163500     3/1/2006      2/1/2036              360       1060.46   3/1/2006    1/18/2006
6205365304               6.875         32976     2/1/2006      1/1/2036              360        216.63   3/1/2006     1/5/2006
6205837526               6.875         18800     2/1/2006      1/1/2036              360        123.51   3/1/2006   12/23/2005
6208108099               6.875        267920     2/1/2006      1/1/2036              360       1760.05   2/1/2006   12/27/2005
6211072290               7.125        208000     3/1/2006      2/1/2036              360       1401.34   3/1/2006    1/18/2006
6216114691                6.75         47280     3/1/2006      2/1/2036              360        306.66   3/1/2006     1/4/2006
6219430581                   7        120000     2/1/2006      1/1/2036              360        798.37   3/1/2006     1/3/2006
6220729757               7.375        375000     3/1/2006      2/1/2036              360       2590.04   3/1/2006    1/17/2006
6222861475                6.75         82500     2/1/2006      1/1/2036              360         535.1   2/1/2006   12/30/2005
6225313896                6.75         45600     2/1/2006      1/1/2026              240        346.73   3/1/2006   12/29/2005
6226353776                6.75        208800     3/1/2006      2/1/2036              360       1354.28   3/1/2006     1/6/2006
6229445645                6.75        417000     3/1/2006      2/1/2036              360       2704.66   3/1/2006    1/13/2006
6231408417               7.375        136000     2/1/2006      1/1/2036              360        939.32   3/1/2006   12/30/2005
6233883401               7.125         86000     3/1/2006      2/1/2036              360         579.4   3/1/2006    1/10/2006
6237388621                6.75        224000     3/1/2006      2/1/2036              360       1452.86   3/1/2006    1/19/2006
6239612895               6.625        338000     3/1/2006      2/1/2036              360       2164.26   3/1/2006     1/3/2006
6240030178                6.75        103992     3/1/2006      2/1/2036              360         674.5   3/1/2006     1/6/2006
6241619359               7.375        254650     3/1/2006      2/1/2036              360       1758.81   3/1/2006     1/9/2006
6242014519                6.75         51000     2/1/2006      1/1/2036              360        330.79   2/1/2006   12/28/2005
6244324155               6.875         76500     2/1/2006      1/1/2036              360        502.56   2/1/2006   12/22/2005
6246643263                6.75        112000     2/1/2006      1/1/2036              360        726.44   2/1/2006   12/22/2005
6247867333                6.75        148000     3/1/2006      2/1/2036              360        959.93   3/1/2006    1/20/2006
6248198811                6.75         58000     2/1/2006      1/1/2036              360        376.19   2/1/2006    12/9/2005
6248484187               6.625        115850     2/1/2006      1/1/2036              360        741.81   2/1/2006     1/3/2006
6248603794                6.75         31200     3/1/2006      2/1/2036              360        202.37   3/1/2006    1/19/2006
6249886307                6.75         93750     2/1/2006      1/1/2036              360        608.07   3/1/2006   12/30/2005
6250518617                7.25        325000     3/1/2006      2/1/2036              360       2217.08   3/1/2006    1/13/2006
6252753105                6.75         43500     2/1/2006      1/1/2036              360        282.15   2/1/2006   12/14/2005
6253080151               6.875        306610     2/1/2006      1/1/2036              360       2014.21   2/1/2006   12/30/2005
6253453127               7.625         87000     3/1/2006      2/1/2036              360        615.79   3/1/2006    1/10/2006
6253868746                6.75        142400     3/1/2006      2/1/2036              360        923.61   3/1/2006    1/13/2006
6254201459                6.75        235200     3/1/2006      2/1/2036              360       1525.51   3/1/2006    1/12/2006
6255498880                6.75        385000     3/1/2006      2/1/2036              360       2497.11   3/1/2006    1/23/2006
6255688506               6.625        121500     2/1/2006      1/1/2036              360        777.98   3/1/2006   12/22/2005
6256186666                6.75         48000     3/1/2006      2/1/2036              360        311.33   3/1/2006     1/6/2006
6259403423               7.625         63750     3/1/2006      2/1/2036              360        451.22   3/1/2006    1/19/2006
6260397416                   7        140000     3/1/2006      2/1/2036              360        931.43   3/1/2006     1/5/2006
6261156225                6.75        150000     2/1/2006      1/1/2036              360         972.9   2/1/2006   12/23/2005
6264235901                6.75        108800     3/1/2006      2/1/2036              360        705.68   3/1/2006    1/13/2006
6269398274                6.75        116000     3/1/2006      2/1/2036              360        752.38   3/1/2006     1/4/2006
6269830169                6.75         24000     3/1/2006      2/1/2036              360        155.67   3/1/2006    1/23/2006
6271999440                   7         57600     2/1/2006      1/1/2036              360        383.22   2/1/2006   12/30/2005
6275311030                 7.5        195000     3/1/2006      2/1/2036              360       1363.47   3/1/2006     1/6/2006
6276725832               6.625        150800     3/1/2006      2/1/2036              360        965.59   3/1/2006     1/6/2006
6276781009                6.75        159200     2/1/2006      1/1/2036              360       1032.57   3/1/2006   12/27/2005
6277801780                6.75         99000     3/1/2006      2/1/2036              360        642.12   3/1/2006    1/20/2006
6277807431                6.75        103992     3/1/2006      2/1/2036              360         674.5   3/1/2006     1/6/2006
6277984446                6.75         22500     3/1/2006      2/1/2036              360        145.94   3/1/2006    1/12/2006
6280140721               7.625        277696     2/1/2006      1/1/2036              360       1965.52   2/1/2006   12/29/2005
6281787165               6.625         60000     3/1/2006      2/1/2036              360        384.19   3/1/2006    1/13/2006
6282050621                6.75         52000     3/1/2006      2/1/2036              360        337.28   3/1/2006     1/9/2006
6283574157                6.75         64400     2/1/2006      1/1/2036              360         417.7   2/1/2006   12/28/2005
6284087621                6.75        135200     2/1/2006      1/1/2036              360        876.91   2/1/2006   12/28/2005
6287866328               7.125        160000     3/1/2006      2/1/2036              360       1077.95   3/1/2006     1/9/2006
6289863323               6.875         55500     2/1/2006      1/1/2036              360         364.6   3/1/2006   12/16/2005
6290271052               6.625         52800     3/1/2006      2/1/2036              360        338.09   3/1/2006     1/5/2006
6290360913                6.75        200000     2/1/2006      1/1/2036              360        1297.2   2/1/2006    12/6/2005
6291208566                6.75        280000     3/1/2006      2/1/2036              360       1816.08   3/1/2006    1/17/2006
6291557541               6.875         35100     2/1/2006      1/1/2036              360        230.59   2/1/2006   12/14/2005
6292007934                6.75        200000     3/1/2006      2/1/2036              360        1297.2   3/1/2006     1/9/2006
6294480055                6.75         52500     3/1/2006      2/1/2036              360        340.52   3/1/2006     1/6/2006
6296889733               6.875        186000     2/1/2006      1/1/2036              360       1221.89   2/1/2006   12/27/2005
6303640996                6.75         60300     2/1/2006      1/1/2036              360        391.11   2/1/2006    12/9/2005
6304076638                6.75        376000     3/1/2006      2/1/2036              360       2438.73   3/1/2006     1/4/2006
6306157139               7.625        272720     2/1/2006      1/1/2036              360        1930.3   2/1/2006   12/29/2005
6307355237               6.625        360000     12/1/2005     11/1/2035             360       2305.12   2/1/2006   10/24/2005
6308602215               7.125        146250     2/1/2006      1/1/2036              360        985.32   3/1/2006   12/19/2005
6314894061                   7        144200     3/1/2006      2/1/2036              360        959.37   3/1/2006    1/20/2006
6316809810                7.75        319000     2/1/2006      1/1/2036              360       2285.36   2/1/2006   12/29/2005
6318086649               6.625        142400     3/1/2006      2/1/2036              360        911.81   3/1/2006     1/9/2006
6318771893               6.625        212000     2/1/2006      1/1/2036              360       1357.46   2/1/2006   12/27/2005
6320206763                6.75         41737     2/1/2006      1/1/2036              360        270.71   2/1/2006   12/29/2005
6325637830                6.75         94100     3/1/2006      2/1/2036              360        610.34   3/1/2006    1/20/2006
6326982110                6.75         35000     2/1/2006      1/1/2036              360        227.01   2/1/2006   12/16/2005
6327185796               6.875         35100     3/1/2006      2/1/2036              360        230.59   3/1/2006    1/24/2006
6328805731                6.75         90000     3/1/2006      2/1/2036              360        583.74   3/1/2006    1/18/2006
6329666116                6.75         44000     3/1/2006      2/1/2036              360        285.39   3/1/2006    1/18/2006
6336360836                6.75         24000     3/1/2006      2/1/2036              360        155.67   3/1/2006     1/3/2006
6339658483                6.75        141122     2/1/2006      1/1/2036              360        915.32   2/1/2006   12/27/2005
6340116950                6.75        121500     2/1/2006      1/1/2036              360        788.05   2/1/2006   12/30/2005
6340329348                6.75        220000     3/1/2006      2/1/2036              360       1426.92   3/1/2006     1/9/2006
6340346540                6.75         31500     3/1/2006      2/1/2036              360        204.31   3/1/2006     1/5/2006
6345848896                6.75         46350     2/1/2006      1/1/2036              360        300.63   2/1/2006   12/30/2005
6346047886                6.75        148000     3/1/2006      2/1/2036              360        959.93   3/1/2006     1/4/2006
6347631571               6.875         85500     2/1/2006      1/1/2036              360        561.68   3/1/2006   12/28/2005
6348576734                6.75        231000     2/1/2006      1/1/2036              360       1498.27   2/1/2006   12/30/2005
6349442621               6.875        164000     2/1/2006      1/1/2036              360       1077.37   2/1/2006   12/30/2005
6349623089                   7        260000     2/1/2006      1/1/2036              360       1729.79   2/1/2006   12/28/2005
6350998297                6.75        104000     2/1/2006      1/1/2036              360        674.55   2/1/2006    1/13/2006
6355154458                6.75        114320     3/1/2006      2/1/2036              360        741.48   3/1/2006     1/5/2006
6355887016                6.75        115200     2/1/2006      1/1/2036              360        747.19   2/1/2006   12/29/2005
6357376588                6.75        195600     3/1/2006      2/1/2036              360       1268.66   3/1/2006    1/18/2006
6357909818               6.875         75200     2/1/2006      1/1/2036              360        494.02   2/1/2006   12/29/2005
6358977764               7.125         96300     2/1/2006      1/1/2036              360         648.8   3/1/2006   12/29/2005
6362432822               6.625         53600     2/1/2006      1/1/2036              360        343.21   2/1/2006   12/30/2005
6364614625                7.75         98000     2/1/2006      1/1/2036              360        702.09   2/1/2006   12/30/2005
6365176962                6.75         70100     2/1/2006      1/1/2036              360        454.67   3/1/2006   12/22/2005
6370625516               6.875        106500     3/1/2006      2/1/2036              360        699.63   3/1/2006    1/19/2006
6375579502                6.75        157500     2/1/2006      1/1/2036              360       1021.55   3/1/2006   12/30/2005
6376064470                6.75        168000     3/1/2006      2/1/2036              360       1089.65   3/1/2006    1/18/2006
6377727190               7.125        321540     2/1/2006      1/1/2036              360       2166.28   2/1/2006   12/30/2005
6378152935               7.125         44100     2/1/2006      1/1/2036              360        297.11   2/1/2006   12/28/2005
6380739216                6.75        128000     3/1/2006      2/1/2036              360        830.21   3/1/2006     1/4/2006
6380958949                   7         87600     3/1/2006      2/1/2036              360        582.81   3/1/2006     1/6/2006
6385160681                7.75         69600     2/1/2006      1/1/2036              360        498.63   3/1/2006   12/27/2005
6386553397                6.75        136000     3/1/2006      2/1/2036              360         882.1   3/1/2006    1/17/2006
6386584707                6.75        127665     2/1/2006      1/1/2036              360        828.04   2/1/2006   12/30/2005
6388249846                6.75        130800     3/1/2006      2/1/2036              360        848.37   3/1/2006    1/20/2006
6388455773                6.75         25515     11/1/2005     10/1/2035             360        165.49   2/1/2006     9/2/2005
6389121705               6.625         84500     3/1/2006      2/1/2036              360        541.07   3/1/2006     1/3/2006
6400080955                6.75         75600     3/1/2006      2/1/2036              360        490.35   3/1/2006    1/20/2006
6402532011               6.625        275000     3/1/2006      2/1/2036              360       1760.86   3/1/2006    1/17/2006
6406032695                   7         98000     2/1/2006      1/1/2036              360           652   2/1/2006   12/29/2005
6406439163                   7         66000     2/1/2006      1/1/2036              360         439.1   2/1/2006   12/27/2005
6407600151               6.875         87000     3/1/2006      2/1/2036              360        571.53   3/1/2006    1/25/2006
6408149059               7.375         96000     2/1/2006      1/1/2036              360        663.05   2/1/2006     1/6/2006
6413989382                 7.5         58500     2/1/2006      1/1/2036              360        409.05   3/1/2006   12/23/2005
6414836806               7.125         95760     1/1/2006      12/1/2035             360        645.16   2/1/2006   11/29/2005
6416132543               6.875        135500     3/1/2006      2/1/2036              360        890.14   3/1/2006     1/6/2006
6418152044               7.125        280000     3/1/2006      2/1/2036              360       1886.42   3/1/2006    1/10/2006
6419741803                7.75        127200     2/1/2006      1/1/2036              360        911.28   3/1/2006   12/28/2005
6419905465               6.875         70000     3/1/2006      2/1/2036              360        459.86   3/1/2006     1/9/2006
6420485408               6.875         58500     3/1/2006      2/1/2036              360        384.31   3/1/2006     1/9/2006
6422044716               7.625        259500     2/1/2006      1/1/2036              360       1836.73   3/1/2006   12/29/2005
6423941530                6.75        207004     3/1/2006      2/1/2036              360       1342.63   3/1/2006     1/3/2006
6424429030                6.75        125250     3/1/2006      2/1/2036              360        812.37   3/1/2006    1/17/2006
6429927889                6.75        234250     3/1/2006      2/1/2036              360       1519.35   3/1/2006    1/17/2006
6431146999                6.75         75000     3/1/2006      2/1/2036              360        486.45   3/1/2006    1/18/2006
6436559147                6.75         80000     3/1/2006      2/1/2036              360        518.88   3/1/2006    1/17/2006
6436736224               6.875         44000     3/1/2006      2/1/2036              360        289.05   3/1/2006    1/25/2006
6437507731                6.75         89000     2/1/2006      1/1/2036              360        577.26   2/1/2006   12/30/2005
6438021278                6.75         35280     11/1/2005     10/1/2035             360        228.83   2/1/2006     9/2/2005
6443844748                6.75        231120     2/1/2006      1/1/2036              360       1499.04   3/1/2006   12/22/2005
6444844937               6.875        125100     3/1/2006      2/1/2036              360        821.82   3/1/2006    1/24/2006
6446391523                6.75        450000     3/1/2006      2/1/2036              360        2918.7   3/1/2006    1/10/2006
6446503754                7.25        131175     3/1/2006      2/1/2036              360        894.85   3/1/2006     1/5/2006
6448605565               7.125         48600     2/1/2006      1/1/2036              360        327.43   2/1/2006   12/16/2005
6452336743                6.75         89400     2/1/2006      1/1/2036              360        579.85   2/1/2006   12/28/2005
6457095104               6.875        117000     3/1/2006      2/1/2036              360        768.61   3/1/2006    1/23/2006
6458229462               7.125         80000     2/1/2006      1/1/2036              360        538.98   2/1/2006   12/30/2005
6458768808                6.75         50400     3/1/2006      2/1/2036              360         326.9   3/1/2006    1/19/2006
6460369603                   7         98000     2/1/2006      1/1/2036              360           652   2/1/2006   12/29/2005
6461867951                6.75         36000     3/1/2006      2/1/2036              360         233.5   3/1/2006    1/10/2006
6462592327               6.625        330000     2/1/2006      1/1/2036              360       2113.03   2/1/2006     1/3/2006
6463079217                6.75         94500     3/1/2006      2/1/2036              360        612.93   3/1/2006     1/9/2006
6467622780                6.75        135000     2/1/2006      1/1/2036              360        875.61   2/1/2006   12/23/2005
6470157196                6.75         59900     3/1/2006      2/1/2036              360        388.52   3/1/2006    1/18/2006
6470625978               6.875         33600     2/1/2006      1/1/2036              360        220.73   3/1/2006   12/29/2005
6472584678                6.75        105600     3/1/2006      2/1/2036              360        684.92   3/1/2006    1/18/2006
6474468417                7.25         81000     3/1/2006      2/1/2036              360        552.57   3/1/2006    1/20/2006
6477265117                6.75         79100     3/1/2006      2/1/2036              360        513.05   3/1/2006     1/9/2006
6480435038               6.875         62000     2/1/2006      1/1/2036              360         407.3   2/1/2006   12/30/2005
6481591326               6.625        127350     2/1/2006      1/1/2036              360        815.44   2/1/2006   12/21/2005
6483606916                6.75         73800     2/1/2006      1/1/2031              300         509.9   3/1/2006   12/28/2005
6484486664                6.75         98400     3/1/2006      2/1/2036              360        638.23   3/1/2006    1/18/2006
6485052069               6.875         31920     3/1/2006      2/1/2036              360         209.7   3/1/2006    1/11/2006
6485922279               6.625        115650     2/1/2006      1/1/2036              360        740.52   2/1/2006   12/30/2005
6487821917                6.75        105120     2/1/2006      1/1/2036              360        681.81   3/1/2006   12/30/2005
6489572567               6.875        140000     2/1/2006      1/1/2036              360        919.71   3/1/2006   12/23/2005
6490040034                6.75         67500     3/1/2006      2/1/2036              360        437.81   3/1/2006     1/4/2006
6491137326                6.75        125000     3/1/2006      2/1/2036              360        810.75   3/1/2006    1/20/2006
6491671928               7.125         44100     2/1/2006      2/1/2036              360        297.11   3/1/2006   12/22/2005
6493151408                6.75         98800     3/1/2006      2/1/2036              360        640.82   3/1/2006     1/3/2006
6494552539                6.75         50400     3/1/2006      2/1/2036              360         326.9   3/1/2006    1/23/2006
6497196532                6.75        132000     3/1/2006      2/1/2036              360        856.15   3/1/2006    1/13/2006
6497767076                6.75         97600     3/1/2006      2/1/2036              360        633.04   3/1/2006    1/12/2006
6498696753               6.875         60000     2/1/2006      1/1/2036              360        394.16   2/1/2006   12/29/2005
6499227111               7.625        116800     3/1/2006      2/1/2036              360        826.71   3/1/2006    1/20/2006
6500736274               6.625        128400     3/1/2006      2/1/2036              360        822.16   3/1/2006    1/11/2006
6501258583               6.875         68000     2/1/2006      1/1/2036              360        446.72   2/1/2006   12/30/2005
6502098095               6.875         69525     2/1/2006      1/1/2036              360        456.73   3/1/2006   12/16/2005
6506907333               6.875        170000     3/1/2006      2/1/2036              360       1116.78   3/1/2006     1/5/2006
6509515752               7.125         83250     2/1/2006      1/1/2036              360        560.88   2/1/2006     1/4/2006
6509904667                6.75         50000     3/1/2006      2/1/2036              360         324.3   3/1/2006    1/12/2006
6510019455                6.75         52000     2/1/2006      1/1/2036              360        337.28   2/1/2006   12/30/2005
6513573938                6.75        140000     3/1/2006      2/1/2036              360        908.04   3/1/2006     1/9/2006
6522457776               6.625        338800     3/1/2006      2/1/2036              360       2169.38   3/1/2006    1/12/2006
6526631301                 7.5        110000     3/1/2006      2/1/2036              360        769.14   3/1/2006    1/18/2006
6527640541               6.875        130400     2/1/2006      1/1/2036              360        856.64   3/1/2006   12/21/2005
6527886490                6.75         45600     3/1/2006      2/1/2036              360        295.77   3/1/2006    1/10/2006
6530767547               6.875        415000     3/1/2006      2/1/2036              360       2726.26   3/1/2006    1/18/2006
6532462899                6.75        525000     3/1/2006      2/1/2036              360       3405.15   3/1/2006    1/13/2006
6534148363                6.75        262875     3/1/2006      2/1/2036              360       1705.01   3/1/2006     1/6/2006
6534990608               6.875        107300     2/1/2006      1/1/2031              300        749.84   2/1/2006   12/28/2005
6536546127               6.625         56250     3/1/2006      2/1/2036              360        360.18   3/1/2006    1/20/2006
6539982170                6.75        116000     3/1/2006      2/1/2036              360        752.38   3/1/2006     1/6/2006
6540556427               6.875         60000     2/1/2006      1/1/2036              360        394.16   2/1/2006   12/27/2005
6542396608                6.75         31500     3/1/2006      2/1/2036              360        204.31   3/1/2006    1/13/2006
6543140740               6.875         59397     2/1/2006      1/1/2026              240        456.06   2/1/2006     1/3/2006
6545432285               6.625        116000     2/1/2006      1/1/2036              360        742.77   2/1/2006   12/29/2005
6546543056               6.875         72000     3/1/2006      2/1/2036              360        472.99   3/1/2006    1/11/2006
6546761377               7.125         29400     3/1/2006      2/1/2036              360        198.08   3/1/2006    1/17/2006
6549030283               6.875        152300     3/1/2006      2/1/2036              360       1000.51   3/1/2006    1/11/2006
6550878679                6.75        139200     3/1/2006      2/1/2036              360        902.85   3/1/2006    1/19/2006
6551213876                6.75        105120     2/1/2006      1/1/2036              360        681.81   3/1/2006   12/30/2005
6551375253                   7         19800     3/1/2006      2/1/2036              360        131.74   3/1/2006    1/18/2006
6555099966                6.75         66990     3/1/2006      2/1/2036              360         434.5   3/1/2006    1/11/2006
6555418372               6.625         54000     2/1/2006      1/1/2036              360        345.77   2/1/2006   12/30/2005
6557436976               6.875         94500     3/1/2006      2/1/2036              360         620.8   3/1/2006    1/20/2006
6568802505                 7.5        105000     3/1/2006      2/1/2036              360        734.18   3/1/2006    1/12/2006
6571598314               7.375        236000     2/1/2006      1/1/2036              360          1630   4/1/2006   12/27/2005
6576679283                6.75         56000     2/1/2006      1/1/2036              360        363.22   3/1/2006   12/22/2005
6576845934                6.75         89900     3/1/2006      2/1/2036              360        583.09   3/1/2006     1/9/2006
6578972975                6.75         47500     2/1/2006      1/1/2036              360        308.09   2/1/2006   12/15/2005
6582922933               6.875         57000     2/1/2006      1/1/2036              360        374.45   2/1/2006   12/19/2005
6582993264                6.75         27200     3/1/2006      2/1/2036              360        176.42   3/1/2006    1/17/2006
6584472721               6.625        130000     2/1/2006      1/1/2036              360        832.41   3/1/2006     1/4/2006
6584490897               7.125         87271     3/1/2006      2/1/2036              360        587.97   3/1/2006    1/18/2006
6584625278                6.75        399000     2/1/2006      1/1/2036              360       2587.91   3/1/2006   12/30/2005
6584716473               6.625         42000     3/1/2006      2/1/2036              360        268.94   3/1/2006    1/18/2006
6586811850               6.875        416000     3/1/2006      2/1/2036              360       2732.83   3/1/2006    1/18/2006
6588410081                6.75         86400     3/1/2006      2/1/2036              360        560.39   3/1/2006    1/10/2006
6590805583               6.875         88000     3/1/2006      2/1/2036              360         578.1   3/1/2006     1/6/2006
6590962723                6.75         77700     3/1/2006      2/1/2036              360        503.97   3/1/2006    1/17/2006
6591328338                   7         27000     2/1/2006      1/1/2036              360        179.64   3/1/2006   12/29/2005
6594154772               6.875         70000     2/1/2006      1/1/2036              360        459.86   2/1/2006   12/15/2005
6598100425               6.875        128000     3/1/2006      2/1/2036              360        840.87   3/1/2006    1/17/2006
6599280804               6.875         45000     3/1/2006      2/1/2036              360        295.62   3/1/2006    1/20/2006
6603146967                   7         85500     3/1/2006      2/1/2036              360        568.84   3/1/2006    1/12/2006
6605377495               6.875        157840     3/1/2006      2/1/2036              360        1036.9   3/1/2006    1/24/2006
6610738756               6.625        100000     2/1/2006      1/1/2036              360        640.32   2/1/2006   12/30/2005
6611249175                6.75        292000     3/1/2006      2/1/2036              360       1893.91   3/1/2006    1/12/2006
6614015896                6.75         64800     2/1/2006      1/1/2036              360         420.3   2/1/2006   12/27/2005
6614207121                   7         95200     3/1/2006      2/1/2036              360        633.37   3/1/2006    1/11/2006
6617176117                6.75         42400     3/1/2006      2/1/2036              360        275.01   3/1/2006    1/17/2006
6617302275                6.75         55350     2/1/2006      1/1/2036              360           359   2/1/2006   12/29/2005
6618651407                6.75         47700     2/1/2006      1/1/2036              360        309.39   2/1/2006   12/29/2005
6620256690                6.75        303200     3/1/2006      2/1/2036              360       1966.55   3/1/2006    1/17/2006
6620713583                6.75         70175     3/1/2006      2/1/2036              360        455.16   3/1/2006    1/11/2006
6621982518               6.625        360000     12/1/2005     11/1/2035             360       2305.12   2/1/2006   10/24/2005
6624040173                6.75        118600     3/1/2006      2/1/2036              360        769.24   3/1/2006     1/3/2006
6625429151               7.125        256000     2/1/2006      1/1/2036              360       1724.72   2/1/2006   12/29/2005
6627215020                6.75         88000     2/1/2006      1/1/2036              360        570.77   2/1/2006   12/29/2005
6627943605                6.75        161000     2/1/2006      1/1/2036              360       1044.25   3/1/2006   12/30/2005
6629721231                 7.5        216000     2/1/2006      1/1/2036              360       1510.31   2/1/2006   12/30/2005
6630837679                6.75         32000     2/1/2006      1/1/2036              360        207.56   3/1/2006   12/29/2005
6632537962               7.625         86250     3/1/2006      2/1/2036              360        610.48   3/1/2006    1/19/2006
6634516196                6.75        149952     3/1/2006      2/1/2036              360        972.59   3/1/2006    1/19/2006
6636435015                6.75        180000     3/1/2006      2/1/2036              360       1167.48   3/1/2006    1/11/2006
6636613017               6.875         84400     2/1/2006      1/1/2036              360        554.45   2/1/2006   12/23/2005
6648534037               6.625        249750     2/1/2006      1/1/2036              360       1599.18   3/1/2006   12/16/2005
6650859728                   7        122000     3/1/2006      2/1/2036              360        811.67   3/1/2006    1/19/2006
6651222223               7.125         39900     2/1/2006      1/1/2036              360        268.82   2/1/2006   12/28/2005
6656985485                6.75        333333     3/1/2006      2/1/2036              360          2162   3/1/2006    1/13/2006
6657836497               6.625         97425     2/1/2006      1/1/2036              360        623.83   2/1/2006   12/29/2005
6658012874                6.75        156000     3/1/2006      2/1/2036              360       1011.82   3/1/2006    1/13/2006
6659235896                6.75        183750     2/1/2006      1/1/2036              360        1191.8   2/1/2006   12/28/2005
6664848352                   7        282800     3/1/2006      2/1/2036              360       1881.48   3/1/2006    1/20/2006
6669204684                6.75        271920     2/1/2006      1/1/2036              360       1763.67   2/1/2006   12/29/2005
6669541457                6.75        164400     3/1/2006      2/1/2036              360        1066.3   3/1/2006     1/6/2006
6679267317                6.75         59600     3/1/2006      2/1/2036              360        386.57   3/1/2006     1/6/2006
6680859557                6.75        128000     2/1/2006      1/1/2036              360        830.21   2/1/2006   12/30/2005
6680882252                6.75         79920     2/1/2006      1/1/2036              360        518.36   2/1/2006     1/5/2006
6681939838               6.875         42400     3/1/2006      2/1/2036              360        278.54   3/1/2006    1/17/2006
6682131906                6.75        312000     3/1/2006      2/1/2036              360       2023.63   3/1/2006    1/13/2006
6682907933                6.75        130320     2/1/2006      1/1/2036              360        845.26   2/1/2006   12/30/2005
6685240118                   7         98000     2/1/2006      1/1/2036              360           652   2/1/2006   12/29/2005
6686517423                7.25        107088     2/1/2006      1/1/2036              360        730.53   3/1/2006   12/29/2005
6686886208                7.75         90400     3/1/2006      2/1/2036              360        647.64   3/1/2006    1/13/2006
6690332470               6.875         80000     3/1/2006      2/1/2036              360        525.55   3/1/2006     1/3/2006
6691363433                6.75        372000     3/1/2006      2/1/2036              360       2412.79   3/1/2006    1/19/2006
6693711191               7.375         63700     2/1/2006      1/1/2036              360        439.97   3/1/2006   12/28/2005
6695717410                6.75        169783     2/1/2006      1/1/2036              360       1101.21   2/1/2006   12/30/2005
6698145874               6.625        800000     3/1/2006      2/1/2036              360       5122.49   3/1/2006     1/4/2006
6699312325                6.75        192500     3/1/2006      2/1/2036              360       1248.56   3/1/2006    1/12/2006
6699541972                6.75        103000     2/1/2006      1/1/2036              360        668.06   3/1/2006   12/29/2005
6701606243               6.875        135000     3/1/2006      2/1/2036              360        886.86   3/1/2006    1/17/2006
6705634944               7.125        321540     2/1/2006      1/1/2036              360       2166.28   2/1/2006   12/30/2005
6707164387                6.75        132460     2/1/2006      1/1/2036              360        859.14   2/1/2006   12/23/2005
6708969388                   7        111200     2/1/2006      1/1/2036              360        739.82   3/1/2006   12/28/2005
6712772273               6.625        106400     2/1/2006      1/1/2036              360         681.3   3/1/2006   12/29/2005
6719627637               6.625         70000     2/1/2006      1/1/2036              360        448.22   4/1/2006   12/30/2005
6720847943                6.75         62000     2/1/2006      1/1/2036              360        402.14   2/1/2006   12/28/2005
6722814610               6.625        145000     2/1/2006      1/1/2036              360        928.46   2/1/2006     1/4/2006
6723227077                6.75         47200     2/1/2006      1/1/2036              360        306.14   2/1/2006   12/28/2005
6723350176                6.75         84000     3/1/2006      2/1/2036              360        544.83   3/1/2006    1/25/2006
6724904583                6.75         74625     3/1/2006      2/1/2036              360        484.02   3/1/2006    1/13/2006
6731504863                6.75        107100     3/1/2006      2/1/2036              360        694.65   3/1/2006    1/12/2006
6731994122                6.75         22500     2/1/2006      1/1/2036              360        145.94   2/1/2006   12/19/2005
6736627339               7.625        300080     2/1/2006      1/1/2036              360       2123.95   2/1/2006   12/29/2005
6740808180                6.75        150000     2/1/2006      1/1/2036              360         972.9   3/1/2006     1/3/2006
6741221482                   7         76000     2/1/2006      1/1/2036              360        505.63   2/1/2006   12/28/2005
6743450261               6.625        380000     3/1/2006      2/1/2036              360       2433.19   3/1/2006     1/6/2006
6743587856               6.625         74000     3/1/2006      2/1/2036              360        473.84   3/1/2006     1/5/2006
6743764844               6.875         50400     3/1/2006      2/1/2036              360         331.1   3/1/2006    1/12/2006
6746117156                6.75         45900     3/1/2006      2/1/2036              360        297.71   3/1/2006    1/24/2006
6747710603                6.75        168500     2/1/2006      1/1/2036              360       1092.89   2/1/2006     1/3/2006
6751345726                6.75         60000     2/1/2006      1/1/2036              360        389.16   2/1/2006   12/22/2005
6755924807                   7        360000     2/1/2006      1/1/2036              360       2395.09   2/1/2006   12/30/2005
6758002874                6.75        166500     2/1/2006      1/1/2036              360       1079.92   3/1/2006     1/3/2006
6758427345               7.125         24210     2/1/2006      1/1/2036              360        163.11   2/1/2006   12/29/2005
6762028766                6.75         79120     3/1/2006      2/1/2036              360        513.18   3/1/2006    1/13/2006
6763267058                6.75         88000     3/1/2006      2/1/2036              360        570.77   3/1/2006    1/23/2006
6764119183               7.125        169600     2/1/2006      1/1/2036              360       1142.63   3/1/2006   12/30/2005
6765981458                6.75         74000     2/1/2006      1/1/2036              360        479.97   2/1/2006   12/23/2005
6766568635                6.75        337315     2/1/2006      1/1/2036              360       2187.82   2/1/2006     1/3/2006
6766657156                6.75        180000     3/1/2006      2/1/2036              360       1167.48   3/1/2006    1/11/2006
6769481794               7.125        106000     2/1/2006      1/1/2036              360        714.15   2/1/2006   12/30/2005
6773690463                6.75         90400     3/1/2006      2/1/2036              360        586.34   3/1/2006    1/19/2006
6777248250                   7         80100     2/1/2006      1/1/2036              360        532.91   2/1/2006   12/30/2005
6781043705                6.75        120000     3/1/2006      2/1/2036              360        778.32   3/1/2006     1/3/2006
6788732490                   7         38000     3/1/2006      2/1/2036              360        252.82   3/1/2006     1/5/2006
6789009724                6.75         83500     3/1/2006      2/1/2036              360        541.58   3/1/2006    1/12/2006
6790104761               6.625        356841     3/1/2006      2/1/2036              360        2284.9   3/1/2006    1/17/2006
6790189796               6.625        109600     3/1/2006      2/1/2036              360        701.79   4/1/2006     1/3/2006
6791143651               7.125         40000     3/1/2006      2/1/2036              360        269.49   3/1/2006     1/3/2006
6793999860               6.875         65250     3/1/2006      2/1/2036              360        428.65   3/1/2006    1/23/2006
6794375821               7.125         70650     2/1/2006      1/1/2036              360        475.99   2/1/2006   12/30/2005
6796437736                6.75        176000     2/1/2006      1/1/2036              360       1141.54   2/1/2006   12/23/2005
6799749012                6.75         58400     3/1/2006      2/1/2036              360        378.79   3/1/2006    1/12/2006
6804314752               6.875         53400     3/1/2006      2/1/2036              360        350.81   3/1/2006    1/23/2006
6804944079               7.125         33600     2/1/2006      1/1/2036              360        226.37   2/1/2006   12/22/2005
6807344061                   7         98000     2/1/2006      1/1/2036              360           652   2/1/2006   12/29/2005
6807816118                7.25        136500     3/1/2006      2/1/2036              360        931.18   3/1/2006    1/17/2006
6808885567                6.75        367500     3/1/2006      2/1/2036              360        2383.6   3/1/2006    1/11/2006
6809638320                6.75         79800     2/1/2006      1/1/2036              360        517.59   3/1/2006   12/22/2005
6812554746                6.75        175000     3/1/2006      2/1/2036              360       1135.05   3/1/2006     1/3/2006
6812571732               7.125        240500     3/1/2006      2/1/2036              360        1620.3   3/1/2006    1/12/2006
6814887896               6.625        115000     3/1/2006      2/1/2036              360        736.36   3/1/2006    1/24/2006
6825583542                6.75        141600     3/1/2006      2/1/2036              360        918.42   3/1/2006    1/18/2006
6827190023                6.75        121230     2/1/2006      1/1/2036              360         786.3   3/1/2006   12/16/2005
6828519865                6.75         81250     2/1/2006      1/1/2036              360        526.99   2/1/2006   12/15/2005
6829784989                6.75        132235     2/1/2006      1/1/2036              360        857.68   2/1/2006   12/22/2005
6830356819                6.75        315000     3/1/2006      2/1/2036              360       2043.09   3/1/2006     1/6/2006
6833083568                6.75        200000     2/1/2006      1/1/2036              360        1297.2   3/1/2006   12/30/2005
6834401629                6.75         68000     3/1/2006      2/1/2036              360        441.05   3/1/2006    1/19/2006
6836462181               6.875        140000     2/1/2006      1/1/2036              360        919.71   3/1/2006   12/30/2005
6837820171                6.75         43200     2/1/2006      1/1/2036              360         280.2   2/1/2006   12/27/2005
6839382642                 7.5         63750     3/1/2006      2/1/2036              360        445.75   3/1/2006    1/23/2006
6843169084               7.125         92000     3/1/2006      2/1/2036              360        619.83   3/1/2006    1/23/2006
6845436309               6.625         80000     2/1/2006      1/1/2036              360        512.25   2/1/2006   12/15/2005
6846873328                6.75        237500     3/1/2006      2/1/2036              360       1540.43   3/1/2006    1/13/2006
6848693666               7.125         49600     2/1/2006      1/1/2036              360        334.17   2/1/2006   12/30/2005
6849091381               7.625         84000     3/1/2006      2/1/2036              360        594.55   3/1/2006    1/20/2006
6849194003               6.875         77600     3/1/2006      2/1/2036              360        509.78   3/1/2006    1/11/2006
6849606295                6.75         63787     2/1/2006      1/1/2036              360        413.73   2/1/2006   12/27/2005
6850668788                6.75        170000     3/1/2006      2/1/2036              360       1102.62   3/1/2006    1/13/2006
6852295796               6.875        120000     2/1/2006      1/1/2036              360        788.32   2/1/2006   12/28/2005
6853244546                6.75        210000     3/1/2006      2/1/2036              360       1362.06   3/1/2006    1/17/2006
6853681259                   7        176250     2/1/2006      1/1/2036              360        1172.6   2/1/2006   12/28/2005
6854155378                7.75         94400     3/1/2006      2/1/2036              360         676.3   3/1/2006    1/12/2006
6854524441                6.75        104000     2/1/2006      1/1/2036              360        674.55   2/1/2006    1/13/2006
6862748263                6.75        119700     2/1/2006      1/1/2036              360        776.38   2/1/2006   12/16/2005
6863084866                   7         56000     3/1/2006      2/1/2036              360        372.57   3/1/2006    1/26/2006
6866526749                6.75        152000     3/1/2006      2/1/2036              360        985.87   3/1/2006     1/4/2006
6869259397                   7         98000     2/1/2006      1/1/2036              360           652   2/1/2006   12/29/2005
6872664930                6.75        168000     3/1/2006      2/1/2036              360       1089.65   3/1/2006    1/17/2006
6872810590                6.75        136000     3/1/2006      2/1/2036              360         882.1   3/1/2006    1/18/2006
6873310871                6.75         40320     2/1/2006      1/1/2036              360        261.52   2/1/2006   12/28/2005
6873412040                   7         68000     3/1/2006      2/1/2036              360        452.41   3/1/2006    1/20/2006
6873694670                6.75         46350     2/1/2006      1/1/2036              360        300.63   2/1/2006   12/30/2005
6880474975                6.75         82400     3/1/2006      2/1/2036              360        534.45   3/1/2006    1/19/2006
6893092103               7.125         31920     3/1/2006      2/1/2036              360        215.06   3/1/2006     1/3/2006
6894253555                6.75         76950     2/1/2006      1/1/2036              360         499.1   3/1/2006   12/29/2005
6894893715                6.75        200000     3/1/2006      2/1/2036              360        1297.2   3/1/2006    1/25/2006
6894989927                6.75         41350     3/1/2006      2/1/2036              360         268.2   3/1/2006     1/6/2006
6896862585               6.875        280000     2/1/2006      1/1/2036              360       1839.41   3/1/2006   12/30/2005
6905700230                6.75        217500     2/1/2006      1/1/2036              360       1410.71   3/1/2006   12/23/2005
6907096405               6.625        140000     3/1/2006      2/1/2036              360        896.44   3/1/2006    1/12/2006
6909490267                   7        121212     3/1/2006      2/1/2036              360        806.43   3/1/2006    1/20/2006
6910007845               6.625        248500     2/1/2006      1/1/2036              360       1591.18   2/1/2006   12/27/2005
6910127502                6.75        366750     3/1/2006      2/1/2036              360       2378.74   3/1/2006    1/10/2006
6910291175               6.625         68000     2/1/2006      1/1/2036              360        435.42   3/1/2006   12/27/2005
6911076872               7.125         37800     2/1/2006      1/1/2036              360        254.67   2/1/2006   12/29/2005
6912662498               7.125         96000     2/1/2006      1/1/2036              360        646.77   2/1/2006   12/19/2005
6918129468                7.25        228000     2/1/2006      1/1/2036              360       1555.37   2/1/2006   12/30/2005
6921164916               6.625         77450     3/1/2006      2/1/2036              360        495.93   3/1/2006    1/26/2006
6924771329                6.75         58800     2/1/2006      1/1/2036              360        381.38   3/1/2006   12/30/2005
6926433340                6.75        105920     3/1/2006      2/1/2036              360           687   3/1/2006     1/4/2006
6930177529               6.875         60000     2/1/2006      1/1/2036              360        394.16   2/1/2006   12/30/2005
6930614406                6.75        170000     3/1/2006      2/1/2036              360       1102.62   3/1/2006    1/12/2006
6935767894                6.75        385000     3/1/2006      2/1/2036              360       2497.11   3/1/2006     1/5/2006
6939671498                6.75        293000     3/1/2006      2/1/2036              360        1900.4   3/1/2006    1/13/2006
6943515707                6.75         97600     3/1/2006      2/1/2036              360        633.04   3/1/2006    1/12/2006
6947299639                6.75        144966     2/1/2006      1/1/2036              360        940.25   2/1/2006   12/27/2005
6947504350                6.75         57330     3/1/2006      2/1/2036              360        371.85   3/1/2006    1/23/2006
6950270444                   7         50080     3/1/2006      2/1/2036              360        333.19   3/1/2006    1/23/2006
6952439088               7.625        234000     3/1/2006      2/1/2036              360       1656.24   3/1/2006     1/5/2006
6954593114                6.75         58400     3/1/2006      2/1/2036              360        378.79   3/1/2006     1/3/2006
6957568881               6.875         54400     1/1/2006      12/1/2035             360        357.37   3/1/2006   11/28/2005
6961158364                6.75        147849     3/1/2006      2/1/2036              360        958.95   3/1/2006     1/6/2006
6962410574                6.75         58950     2/1/2006      1/1/2036              360        382.35   3/1/2006   12/27/2005
6962587603                   7         98000     2/1/2006      1/1/2036              360           652   2/1/2006   12/29/2005
6963065567               6.625        245000     3/1/2006      2/1/2036              360       1568.77   3/1/2006     1/9/2006
6968878345               7.125         96506     2/1/2006      1/1/2036              360        650.18   2/1/2006   12/27/2005
6970942105                   7         32400     2/1/2006      1/1/2036              360        215.56   2/1/2006   12/20/2005
6973367623               6.875         73600     2/1/2006      1/1/2036              360         483.5   2/1/2006   12/28/2005
6975361251                6.75         60000     3/1/2006      2/1/2036              360        389.16   3/1/2006     1/9/2006
6975362614               6.875         99920     3/1/2006      2/1/2036              360        656.41   3/1/2006    1/17/2006
6976109584                6.75        130000     3/1/2006      2/1/2036              360        843.18   3/1/2006     1/6/2006
6976234259               6.875         27920     3/1/2006      2/1/2036              360        183.42   3/1/2006    1/12/2006
6976582384               7.125         59500     3/1/2006      2/1/2036              360        400.87   3/1/2006    1/19/2006
6977981635                   7         45000     3/1/2006      2/1/2036              360        299.39   3/1/2006    1/18/2006
6978507215                   7         87300     2/1/2006      1/1/2036              360        580.81   2/1/2006   12/30/2005
6982428044                6.75        165000     3/1/2006      2/1/2036              360       1070.19   3/1/2006    1/20/2006
6984477478               6.875        132711     2/1/2006      1/1/2036              360        871.82   3/1/2006   12/30/2005
6994266549                6.75        211500     3/1/2006      2/1/2036              360       1371.79   3/1/2006    1/20/2006
6994584313               7.125        280000     3/1/2006      2/1/2036              360       1886.42   3/1/2006    1/11/2006
6999433441                   7        224225     2/1/2006      1/1/2036              360       1491.78   2/1/2006   12/21/2005
6999504761               6.875        133000     3/1/2006      2/1/2036              360        873.72   3/1/2006    1/24/2006



   Loan        Remaining           Scheduled         Credit   Appraisal    Sales
  Number     Term (Months)   Principal Balance ($)   Score      Value      Price
---------------------------------------------------------------------------------
3302545110             360                  112295      757      228000    215701
3303077568             359               336929.65      628      440000    421525
3303237048             360                   91341      721      110000    101490
3303413714             359                77173.29      718      186900         0
3303421345             299                56177.77      729       81500     62500
3303452548             359                94846.24      676      164000    165095
3303456895             358               159916.54      750      185000    185000
3303463545             360                  100000      628      130000    125000
3303467389             359                61367.03      696      105336     76900
3303491751             359               162733.85      832      340000    313000
3303532885             360                   82078      676      125000         0
3303534881             360                   85000      747      225000    187000
3303537579             360                  183742      782      249000    244990
3303542751             359               160461.71      669      230000         0
3303561439             360                   78280      759      158000         0
3303567824             359               142167.38      618      265000         0
3303568095             360                   83625      745      145000         0
3303569903             359               175852.13      720      225000    224000
3303571750             359               112902.71      718      170000         0
3303577245             360                  225600      727      285000    282000
3303589026             359                 68743.6      727       93000     86000
3303590297             359               176098.25      747      340000         0
3303593929             360                48332.75      697       73000         0
3303593937             359                80928.53      743      318000     90000
3303597813             359               179845.02      805      225000    225000
3303603124             360                  100219      744      260000         0
3303605160             360                   50400      764       77600     56000
3303605962             300                   92700      669      194000         0
3303606838             360                   73660      696      118000         0
3303609402             359                 76432.5      733       95000     85000
3303609618             360                  100000      776      135000         0
3303609915             360                   54000      696       75000     60000
3303612828             359                91256.36      772      190000         0
3303616761             299                82895.49      662      136776         0
3303618023             359               135888.51      801      170000         0
3303618064             359               112171.32      765      180000         0
3303619815             299                47437.79      733      390000         0
3303628394             359                48957.81      742       71249     70000
3303629376             360                   50000      725       73000     65000
3303629558             359               250175.64      758      400000    312983
3303637494             360                  135156      747      173000    168945
3303638187             360                   44000      639       55000         0
3303638435             359                75138.36      691      111142     94000
3303639961             360                   77000      771      121000         0
3303640688             360                   39140      769       58000         0
3303643542             359               124999.95      724      189107    139000
3303643799             359                72037.92      725      160258         0
3303646982             360                  208585      774      331000         0
3303647154             360                  209344      774      371000         0
3303647444             359                59448.77      701       85000         0
3303647675             359                93919.06      727      135000    135000
3303651909             360                  100000      769      135000    125000
3303655405             360                   56050      658       95000     95000
3303656478             359               124425.37      664      316975         0
3303657393             359                60747.65      718       80000         0
3303659712             359                88925.23      793      116000    100000
3303659969             360                  350000      788     1229000         0
3303660785             360                  182700      687      331000         0
3303663664             360                  130400      697      163000         0
3303664894             360                  110400      737      138000         0
3303666667             360                  180000      803      247000    225000
3303667491             360                   57670      764      169000         0
3303667939             299                 69100.8      766      111000         0
3303670156             360                   63200      721       79000         0
3303672103             360                   70856      677      165000         0
3303674166             359               112146.96      815      250616         0
3303675155             359                54545.25      753       64750         0
3303675635             360                  164800      688      236158         0
3303676955             359                43123.73      715      105000         0
3303678811             360                   77600      704      100000     97000
3303679272             360                  112000      658      140000    140000
3303680346             360                   67200      683       84000         0
3303680791             360                   96000      808      140000    120000
3303681013             359               245788.19      796      385000         0
3303681476             360                   57680      772       73500         0
3303681898             359                 47660.9      774       67000     53000
3303682565             359               103908.24      751      130000         0
3303684447             359               135605.81      658      172000    169900
3303686020             360                   73500      723      115000    105000
3303686145             360                  120000      681      713000         0
3303686368             360                   61300      818       98000         0
3303687911             360                  108000      735      135000         0
3303691483             359                64946.72      766       85000         0
3303691905             360                   80400      766      101000    100500
3303693364             360                  125000      772      215000    215000
3303694354             359                124697.7      810      156000    156000
3303694909             360                  113050      690      496806         0
3303695401             360                   67900      738      223207         0
3303696425             240               197868.87      729      815000         0
3303697241             360                   50856      721       65000         0
3303697860             360                   80000      772      120000    120000
3303698314             359                75135.25      712      105000     94000
3303699452             360                   67200      682       84000         0
3303699478             360                  219000      718      295000         0
3303700474             360                   97809      695      145000         0
3303700912             360                  126384      705      170000         0
3303701738             360                  328000      777      418000    410000
3303703338             360                   49440      741       63000         0
3303705465             360                   54000      787       65000     60000
3303705648             360                   98400      747      163470    123000
3303706125             360                  101495      719      185000         0
3303706323             360                   67500      774       79000     75000
3303707933             360                  134400      822      168000    168000
3303709723             360                  108000      691      135000    135000
3303710978             360                   60000      692       81000         0
3303711323             360                   42471      713       82092         0
3303719854             360                   62400      718       78000     78000
3303723096             300                   51500      640       73631         0
3303723245             360                  286340      713      423000         0
3303723526             360                  190550      713      402000         0
3303735132             360                  121238      689      250000         0
3303736502             360                   75984      735       95000         0
3303750214             360                  174112      793      531300         0
3303756294             360                  100000      696      391000         0
3303765295             360                118450.5      776      183000         0
3303767614             360                   51500      683       83436         0
3303767630             360                   74720      754       97000         0
3303777969             360                  103000      723      138000         0
3303778728             360                  144000      750      177000    180000
3303788941             360                   99995      691      980000         0
6000731346             360                   93750      682      125000         0
6001295259             359               115105.57      748      144000         0
6002425087             360                  240000      769      558079    300000
6003369912             359               147786.72      749      190000         0
6005951220             359                79931.12      771      117678         0
6013205957             359               299735.31      755      430000         0
6016071455             360                  275000      753      500000    475000
6016208917             359               123593.49      701      160000         0
6018020161             359               415641.83      783      595000         0
6021995540             360                   81000      783      216400     90000
6023864389             360                   81000      690      104000         0
6027630117             357                63833.74      672       90000     80000
6028560727             360                  175000      737      380000    375000
6028567516             359                89922.51      748      100000    100000
6028972765             360                  142700      750      210000    178418
6029648380             360                  236250      752      316000    315000
6033367068             360                   43200      712       54000     54000
6033580132             359                99915.99      744      350000         0
6034902533             359                15486.97      810      400000    392500
6037027098             360                   64000      745       80000         0
6037523542             359                42363.49      671       60000     53000
6038892540             359               119896.68      769      150000         0
6039943243             360                   66750      747       90000     89000
6042622636             360                  108750      699      145000         0
6043113007             360                  100980      748      123500    112200
6046718257             358               389358.78      699      600000         0
6047411381             359               159862.24      629      477000         0
6051336946             359                93869.11      652      124000         0
6055421223             360                   59900      768      125000     99900
6058522142             360                   72800      739       91000         0
6066206498             360                   68000      777      104000     85000
6066703262             359                97919.67      723      140000         0
6069022769             360                  168000      739      210000         0
6070052805             359                54493.04      725       65000     60600
6070143034             360                   56000      687       80000         0
6070812042             360                   67000      677       91000         0
6072835587             359               100915.15      693      330000         0
6072893123             359                91920.78      760      119000    115000
6074840262             360                  107920      773      165000    134900
6077511407             359               123895.82      777      184000    155000
6086375158             359                55189.44      757       67500     61375
6086465272             359               124892.38      762      226000         0
6095727647             360                   60800      747       95000         0
6096930406             360                  110000      702      182300         0
6103050628             359                75936.15      777      105000     95000
6103124019             359               149873.98      625      509000         0
6104756520             359                31972.44      719       40000         0
6106316554             359                96716.65      785      132000    121000
6106659011             360                   30240      712       38000     37800
6107204726             359               157377.13      760      235000         0
6109549953             360                  146000      762      208000         0
6109747599             359                41701.06      757       49000     46375
6111881477             360                  123975      676      387217    354825
6115438753             360                  224000      789      280000         0
6117012317             359                62947.07      787       78000     70000
6121522285             360                  140000      764      175000    175000
6122759340             359               314298.45      713      450000         0
6122975250             360                  224800      686      283000         0
6123625334             360                   63965      741       80000         0
6125427838             360                  195000      682      528000         0
6125552148             359               102913.46      682      129000         0
6128043962             359                59949.59      797       75000         0
6128744502             359                270672.4      671      391000    387000
6131656834             359                55189.44      757       61500     61375
6132278638             360                  156600      711      174000    174000
6132684926             360                  177000      782      416500         0
6132807766             359               105509.08      686      132000         0
6133068079             360                  207004      716      269000    230005
6133534054             359               238377.58      777      376500    298228
6133903358             360                  119200      694      218000    149000
6135662713             357               183510.27      708      230000    230000
6136725733             360                  153995      797      220000         0
6139675349             360                   68600      645       98000         0
6140238897             299                58299.93      681      162607         0
6140694396             359                59948.34      722      160000    160000
6143840913             360                   96000      692      120000         0
6145434897             360                   48000      667       61000     60000
6147337106             360                   40410      774       45000     44900
6148265090             360                   70000      773      107786         0
6150090345             360                  123200      736      169000    155000
6156524602             360                  188000      696      307000         0
6157456556             360                  110000      702      199400         0
6159218665             360                   59400      686       80500     66000
6159555017             359               224801.49      816      300000    295000
6160942071             359                41813.97      757       46500     47375
6162300427             360                  125000      789      420000    389000
6162644063             360                  191250      790      255000         0
6170090481             359               175848.46      746      220000         0
6171849117             360                  115064      745      157000    143830
6172709419             360                  195000      706      280000    260000
6173331296             360                  116000      702      145000         0
6174364148             360                   75920      733       95000     94900
6174615184             359               269747.53      757      365000         0
6175206314             359                47546.03      757       53000     52875
6177796650             359                99915.99      720      142755    125000
6179833741             359                 54953.4      724       63000     63000
6181042265             360                   84000      714      105000         0
6183925301             359                 31474.8      806       45000     39375
6187515975             359               360189.61      815      500000    485500
6190839610             359               145954.22      709      195000    182600
6191498762             360                  114000      781      210000         0
6192043278             359               163359.23      673      218000         0
6193720817             360                   50000      777       68500         0
6194759723             360                  133600      738      213000         0
6195079972             360                  342400      702      535000         0
6199108686             360                   62550      732       76000     69500
6200535943             360                  163500      755      218000    218000
6205365304             359                 32948.3      698       60000     36641
6205837526             359                 18784.2      669       24000     23500
6208108099             359               267694.91      655      335000    334900
6211072290             360                  208000      726      347000    260000
6216114691             360                   47280      696       65000     63050
6219430581             359               119901.63      706      150000    150000
6220729757             360                  375000      759      507000    500000
6222861475             359                82428.96      693      119000         0
6225313896             239                45362.72      695       57000     57000
6226353776             360                  208800      737      270000    261000
6229445645             360                  417000      711      532500    532500
6231408417             359               135896.51      769      175000    170000
6233883401             360                   86000      694      116000         0
6237388621             360                  224000      723      330000         0
6239612895             360                  338000      762      425000    422500
6240030178             360                  103992      780      130000    129990
6241619359             360                  254650      747      325000    318333
6242014519             359                50956.09      673       68000         0
6244324155             359                76435.72      783       85000     85000
6246643263             359               111903.56      781      140000         0
6247867333             360                  148000      687      185000         0
6248198811             359                57950.06      726       72500     72500
6248484187             359               115747.78      804      155000    154500
6248603794             360                   31200      692       72000     39000
6249886307             359                93669.27      744      125000    125000
6250518617             360                  325000      686      600000         0
6252753105             359                43462.54      691       75000         0
6253080151             359               306352.41      706      435000    406610
6253453127             360                   87000      702      128000         0
6253868746             360                  142400      740      178000    178000
6254201459             360                  235200      724      415000    336000
6255498880             360                  385000      776      625000         0
6255688506             359                121392.8      787      150344    135000
6256186666             360                   48000      709       65000         0
6259403423             360                   63750      714       85000         0
6260397416             360                  140000      729      200000         0
6261156225             359               149870.85      804      479188         0
6264235901             360                  108800      772      136000    136000
6269398274             360                  116000      654      343000         0
6269830169             360                   24000      703       30000     30000
6271999440             359                57552.78      753       67000     64000
6275311030             360                  195000      778      260000    260000
6276725832             360                  150800      755      470000         0
6276781009             359               159036.73      701      250000    199000
6277801780             360                   99000      731      110000    110000
6277807431             360                  103992      779      130000    129990
6277984446             360                   22500      765       26000     25000
6280140721             359               277495.01      711      400000    347120
6281787165             360                   60000      805       94000     90000
6282050621             360                   52000      752       65000         0
6283574157             359                64344.55      686       92000         0
6284087621             359               135083.59      780      177000    169000
6287866328             360                  160000      735      317500    200000
6289863323             359                55452.91      724       65500     65500
6290271052             360                   52800      664       66000         0
6290360913             359                199827.8      718      330000    325000
6291208566             360                  280000      724      465000         0
6291557541             359                 35070.5      725       42000     39000
6292007934             360                  200000      684      875000    790000
6294480055             360                   52500      702       73000     70000
6296889733             359               185843.74      731      302000         0
6303640996             359                60248.08      782       67000     67000
6304076638             360                  376000      671      470000    470000
6306157139             359               272522.61      711      372000    340900
6307355237             357               359040.99      704      729000         0
6308602215             359               146133.04      769      166000    162500
6314894061             360                  144200      692      210000    206000
6316809810             359               318774.85      679      597000         0
6318086649             360                  142400      745      200000    178000
6318771893             359               211812.96      678      295000    293800
6320206763             359                41701.06      757       46500     46375
6325637830             360                   94100      736      129000         0
6326982110             359                34969.87      776      758000         0
6327185796             360                   35100      726       40000     39000
6328805731             360                   90000      762      115000    112500
6329666116             360                   44000      750       55000     55000
6336360836             360                   24000      786       47000     30000
6339658483             359               141000.49      680      190000    176403
6340116950             359               121395.39      784      135000    135000
6340329348             360                  220000      803      280000    275000
6340346540             360                   31500      688       50000         0
6345848896             359                46310.09      768       52000     51500
6346047886             360                  148000      744      185000         0
6347631571             359                85428.16      725       95000     95000
6348576734             359               230801.11      783      330000         0
6349442621             359               163862.21      687      205000         0
6349623089             359               259786.88      732      363000    325000
6350998297             359               103910.45      796      189000    149000
6355154458             360                  114320      768      145000    142900
6355887016             359               115100.81      755      145000    144000
6357376588             360                  195600      791      365000         0
6357909818             359                75136.81      770       96261     94000
6358977764             359                 96219.5      777      108500    107000
6362432822             359                53552.71      707       72000     67000
6364614625             359                97930.83      759      205000         0
6365176962             359                70039.24      702       93500     93500
6370625516             360                  106500      720      150000         0
6375579502             359               157364.39      757      200000    175000
6376064470             360                  168000      755      700000         0
6377727190             359               321282.86      707      460000         0
6378152935             359                44064.73      714       60500     55125
6380739216             360                  128000      712      160000    160000
6380958949             360                   87600      738      109500         0
6385160681             359                69550.87      694       90000     87000
6386553397             360                  136000      757      170000         0
6386584707             359               127555.08      760      145000    141850
6388249846             360                  130800      791      190000    145416
6388455773             356                25426.38      768       28500     28350
6389121705             360                   84500      705      106000         0
6400080955             360                   75600      798       84000     84000
6402532011             360                  275000      794      482000         0
6406032695             359                97919.67      723      140000         0
6406439163             359                 65945.9      732       88000     99000
6407600151             360                   87000      679      109900         0
6408149059             359                95926.95      769      120000    120000
6413989382             359                58456.58      636       65000     65000
6414836806             358                95601.51      674      135200    119700
6416132543             360                  135500      709      186000         0
6418152044             360                  280000      710      400000         0
6419741803             359               127110.22      696      170000    159000
6419905465             360                   70000      649      121500         0
6420485408             360                   58500      786       80000     65000
6422044716             359               259312.18      680      350000    334120
6423941530             360                  207004      724      269000    230005
6424429030             360                  125250      676      172000    167000
6429927889             360                  234250      724      355000         0
6431146999             360                   75000      646      176000    175400
6436559147             360                   80000      680      115000         0
6436736224             360                   44000      700       55000     65000
6437507731             359                88923.37      671      120500         0
6438021278             356                35157.45      696       45000     44100
6443844748             359               230921.01      771      302000    288900
6444844937             360                  125100      743      189000    156408
6446391523             360                  450000      780     1135000         0
6446503754             360                  131175      794      175000    174900
6448605565             359                48561.13      665       54000     54000
6452336743             359                89323.03      723      529635         0
6457095104             360                  117000      746      147000    130000
6458229462             359                79936.02      670      103000    100000
6458768808             360                   50400      741       72000     63000
6460369603             359                97919.67      725      140000         0
6461867951             360                   36000      737       40000     40000
6462592327             359               329708.85      753      500000         0
6463079217             360                   94500      761      107000    105000
6467622780             359               134883.77      737      150000    150000
6470157196             360                   59900      768      125000     99900
6470625978             359                33571.77      696       48000         0
6472584678             360                  105600      699      132000         0
6474468417             360                   81000      743      138000         0
6477265117             360                   79100      706      114000    113000
6480435038             359                61947.91      775      109300     98000
6481591326             359               127237.64      789      147546    141500
6483606916             299                73705.23      714      120400     82000
6484486664             360                   98400      642      135000         0
6485052069             360                   31920      728       53000     39900
6485922279             359               115547.96      721      131178    128500
6487821917             359               105029.49      771      132000    131400
6489572567             359               139882.37      701      290000         0
6490040034             360                   67500      733       75000     75000
6491137326             360                  125000      731      180000         0
6491671928             360                   44100      728       57000     55125
6493151408             360                   98800      805      124500    123500
6494552539             360                   50400      787       70000     63000
6497196532             360                  132000      771      175000    165000
6497767076             360                   97600      752      160000    122000
6498696753             359                59949.59      809      105000     75000
6499227111             360                  116800      692      146000         0
6500736274             360                  128400      804      210000    210000
6501258583             359                67942.86      787       85000     85000
6502098095             359                69466.06      724       77500         0
6506907333             360                  170000      704      221000    220000
6509515752             359                83183.42      738      142000    111000
6509904667             360                   50000      774       65000         0
6510019455             359                51955.22      775      101039     96000
6513573938             360                  140000      761      219300         0
6522457776             360                  338800      777      425000    423500
6526631301             360                  110000      688      230000    210000
6527640541             359               130290.44      789      163000    163000
6527886490             360                   45600      687       57000         0
6530767547             360                  415000      767      875000    875000
6532462899             360                  525000      662      800000    700000
6534148363             360                  262875      713      355000    350500
6534990608             299                107164.9      719      135000         0
6536546127             360                   56250      770       75000         0
6539982170             360                  116000      724      145000         0
6540556427             359                59949.59      768       75000         0
6542396608             360                   31500      731       44000     35000
6543140740             239                59281.24      775      104451         0
6545432285             359               115897.65      759      146000         0
6546543056             360                   72000      778      125000     80000
6546761377             360                   29400      652       52000     36750
6549030283             360                  152300      751      281600         0
6550878679             360                  139200      680      175000    174000
6551213876             359               105029.49      771      132000    131400
6551375253             360                   19800      689       24000     22000
6555099966             360                   66990      793      109000     87000
6555418372             359                53952.36      749       62800     60000
6557436976             360                   94500      758      110000    105000
6568802505             360                  105000      701      150000         0
6571598314             359               235820.42      679      300000    295000
6576679283             359                55951.78      799       91000     91000
6576845934             360                   89900      701      180000    179900
6578972975             359                 47459.1      745      175800    185000
6582922933             359                56952.11      709       89000         0
6582993264             360                   27200      664       35000     34000
6584472721             359                129685.3      704      196400    180000
6584490897             360                   87271      724      117000         0
6584625278             359               398656.47      792      532000    532000
6584716473             360                   42000      767       88000         0
6586811850             360                  416000      758      520000         0
6588410081             360                   86400      724      108000         0
6590805583             360                   88000      759      127800    110000
6590962723             360                   77700      755      250000         0
6591328338             359                26977.86      746       36000     30000
6594154772             359                69941.18      777       92000     90000
6598100425             360                  128000      789      193000    160000
6599280804             360                   45000      669       70000         0
6603146967             360                   85500      647      220000         0
6605377495             360                  157840      763      197300         0
6610738756             359                99911.76      777      156000    152000
6611249175             360                  292000      815      368000    365000
6614015896             359                 64744.2      687       81000         0
6614207121             360                   95200      769      121000    119000
6617176117             360                   42400      689       53000     53000
6617302275             359                55302.34      757       61500     62375
6618651407             359                47658.92      757       53000     53875
6620256690             360                  303200      804      385000    379500
6620713583             360                   70175      756      265000    136900
6621982518             357               359040.99      717      740000         0
6624040173             360                  118600      798      155000    148250
6625429151             359               255795.28      773      325000    320000
6627215020             359                87924.23      769      110000         0
6627943605             359               160861.38      705      230000         0
6629721231             359               215839.69      678      350000         0
6630837679             359                31968.68      658       40000     40000
6632537962             360                   86250      703      116000         0
6634516196             360                  149952      665      177000    170400
6636435015             360                  180000      721      245000    240000
6636613017             359                84329.09      682      160152         0
6648534037             359               249529.65      770      338000    333000
6650859728             360                  122000      705      152500    152500
6651222223             359                39868.09      714       49875     49875
6656985485             360                  333333      702      420000    416667
6657836497             359                97339.04      810      130000    129900
6658012874             360                  156000      762      250000         0
6659235896             359               183591.79      671      247000    245000
6664848352             360                  282800      778      365000    353500
6669204684             359               271685.88      809      490000    339900
6669541457             360                  164400      806      205500    205500
6679267317             360                   59600      797       74500         0
6680859557             359               127889.79      696      162000    160000
6680882252             359                79851.19      759      105568     99900
6681939838             360                   42400      790       53000         0
6682131906             360                  312000      794      390000    390000
6682907933             359               130207.79      778      164000    162900
6685240118             359                97919.67      706      140000         0
6686517423             359               107004.46      660      134000    133860
6686886208             360                   90400      677      127000    113000
6690332470             360                   80000      752      100000         0
6691363433             360                  372000      772      547000    465000
6693711191             359                63651.52      743       91000         0
6695717410             359               169636.82      703      280000         0
6698145874             360                  800000      693     1250000   1175000
6699312325             360                  192500      696      287000         0
6699541972             359               102911.32      769      130000         0
6701606243             360                  135000      720      195000         0
6705634944             359               321282.86      713      460000         0
6707164387             359               132345.95      786      298400         0
6708969388             359               111108.85      768      139000    139000
6712772273             359               106306.12      740      155000    133000
6719627637             359                69938.24      742      105000    105000
6720847943             359                61946.61      669       85000         0
6722814610             359               144872.06      721      250000         0
6723227077             359                47159.36      798       59000     59000
6723350176             360                   84000      801      124000    105000
6724904583             360                   74625      784      101700     99500
6731504863             360                  107100      755      120000    119000
6731994122             359                22480.62      707       25400     25000
6736627339             359               299862.81      711      386000    375100
6740808180             359               149870.85      727      540000    500000
6741221482             359                 75937.7      765       98000     95000
6743450261             360                  380000      775     1090000   1090000
6743587856             360                   74000      689       93100     92500
6743764844             360                   50400      695       63000     63000
6746117156             360                   45900      712       55000     51000
6747710603             359               168354.92      787      240000         0
6751345726             359                59948.34      779       89000     80600
6755924807             359               359704.91      724      450000         0
6758002874             359               166356.64      705      222000         0
6758427345             359                24190.64      766       43000     26900
6762028766             360                   79120      709      100000     98900
6763267058             360                   88000      792      110000         0
6764119183             359               169464.37      721      212000    212000
6765981458             359                73936.28      750      175000    174000
6766568635             359               337024.58      725      640000         0
6766657156             360                  180000      721      245000    240000
6769481794             359               105915.23      670      141000    132500
6773690463             360                   90400      704      115000    113000
6777248250             359                80034.34      742       97000     89000
6781043705             360                  120000      748      181500         0
6788732490             360                   38000      719       47500     47500
6789009724             360                   83500      773      115500    115000
6790104761             360                  356841      746      510000         0
6790189796             360                  109600      687      143000    137000
6791143651             360                   40000      687       60000         0
6793999860             360                   65250      758       74000     72500
6794375821             359                70593.49      746       81000     78500
6796437736             359               175848.46      702      220000    220000
6799749012             360                   58400      776       88000     73000
6804314752             360                   53400      695       67000         0
6804944079             359                33573.13      735       42000     42000
6807344061             359                97919.67      723      140000         0
6807816118             360                  136500      700      195000    195000
6808885567             360                  305500      758      545000    525000
6809638320             359                79731.29      728      114000         0
6812554746             360                  175000      740      650000         0
6812571732             360                  240500      606      400000         0
6814887896             360                  115000      785      189000    143795
6825583542             360                  141600      730      177000         0
6827190023             359               121125.62      770      135000    134700
6828519865             359                81180.04      658      132000    125000
6829784989             359               132121.14      760      169500    169150
6830356819             360                  315000      791      757800    695000
6833083568             359                199827.8      701      250000         0
6834401629             360                   68000      720      100000     85000
6836462181             359               139882.37      705      200000         0
6837820171             359                 43162.8      750       55000     54000
6839382642             360                   63750      696       85000         0
6843169084             360                   92000      709      115000         0
6845436309             359                79929.42      796      110000    100000
6846873328             360                  237500      754      370000         0
6848693666             359                49560.33      688       63000     62000
6849091381             360                   84000      692      105000         0
6849194003             360                   77600      643       99000     97000
6849606295             359                63732.07      709       84000     70875
6850668788             360                  170000      689      367200    318500
6852295796             359               119899.18      682      155000    150000
6853244546             360                  210000      782      310000         0
6853681259             359               176105.53      694      235000         0
6854155378             360                   94400      708      118000         0
6854524441             359               103910.45      789      190000    149000
6862748263             359               119596.93      698      133000    133000
6863084866             360                   56000      643       80000         0
6866526749             360                  152000      744      190000         0
6869259397             359                97919.67      723      140000         0
6872664930             360                  168000      714      240000         0
6872810590             360                  136000      687      170000         0
6873310871             359                40285.28      748       57000     50400
6873412040             360                   68000      767       85000         0
6873694670             359                46310.09      768       53000     51500
6880474975             360                   82400      777      122300    103000
6893092103             360                   31920      772       39900     39900
6894253555             359                76883.74      798       86000     85500
6894893715             360                  200000      700      550000         0
6894989927             360                   41350      612       58000         0
6896862585             359               279764.76      799      350000    350000
6905700230             359               217312.73      781      290000         0
6907096405             360                  140000      721      200000    200000
6909490267             360                  121212      684      165000    151516
6910007845             359               248280.75      672      355000         0
6910127502             360                  366750      772      490000    489000
6910291175             359                   67940      761      178500         0
6911076872             359                37769.77      712       52000     47250
6912662498             359                95923.23      786      154000         0
6918129468             359               227822.13      763      330000    285000
6921164916             360                   77450      745       86500     86104
6924771329             359                58749.37      711       75000     73500
6926433340             360                  105920      745      133000    132400
6930177529             359                59949.59      797       75000         0
6930614406             360                  170000      774      324000         0
6935767894             360                  385000      729      725000    700000
6939671498             360                  293000      782      550000         0
6943515707             360                   97600      760      122000         0
6947299639             359               144841.18      791      262000         0
6947504350             360                   57330      679       64000     63700
6950270444             360                   50080      770       68000     62600
6952439088             360                  234000      702      312000         0
6954593114             360                   58400      796       78000     76000
6957568881             358                53796.76      774       75000     68000
6961158364             360                  147849      727      184812    184812
6962410574             359                58899.24      744       72000     65500
6962587603             359                97919.67      723      140000         0
6963065567             360                  245000      748      396000    371290
6968878345             359                96428.82      612      262000         0
6970942105             359                32373.44      691       37000     36000
6973367623             359                73538.17      771       95000     92000
6975361251             360                   60000      752       75000         0
6975362614             360                   99920      792      125000    124900
6976109584             360                  130000      803      250000         0
6976234259             360                   27920      669       36000     34900
6976582384             360                   59500      703       85000         0
6977981635             360                   45000      770       61000     50000
6978507215             359                87228.44      696       97000     97000
6982428044             360                  165000      762      291000         0
6984477478             359               132522.04      803      212000    213846
6994266549             360                  211500      774      240000    235000
6994584313             360                  280000      710      400000         0
6999433441             359                224041.2      601      357268         0
6999504761             360                  133000      707      190000         0



Loan Count:                               626
Scheduled PB
as February 1, 2006:           $79,166,715.41
Unpaid PB W/A:                    $126,464.40
W/A Interest Rate:                      6.852
W/A Remaining Term:              359.1 months

                                   EXHIBIT D-4

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 4)


Bank of America
               [L0G0]

BOAALT 2006-02
Group 4:
Mortgage Schedule




   Loan         Property                                                  Loan                  Doc         Original
  Number          Type                   Occupancy                      Purpose                 Type        LTV (%)
--------------------------------------------------------------------------------------------------------------------
3302527423         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3302864198   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303363174   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303382281   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303445658         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3303457224   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303507606         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3303515419         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3303555274   Condo Highrise      Primary (Owner Occupied)               Purchase              Standard         80.00
3303574846    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
3303582724   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303587012   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303598662   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303602225   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303604742   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303606986   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303612976         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3303614014         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3303616340    PUD Attached      Secondary (Owner Occupied)              Purchase              Standard         80.00
3303617207   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303618486   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303619377   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303620755   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303622843   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303630465         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3303637650   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         80.00
3303638823   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303641397    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
3303641728    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
3303652881     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          14.76
3303654028   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303659845   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303664548   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         80.00
3303673572   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303676328         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
3303682862   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303686384    PUD Attached       Primary (Owner Occupied)               Purchase              Standard         80.00
3303688307   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303693042   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303699809     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          58.80
3303702926   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303704419    PUD Attached       Primary (Owner Occupied)               Purchase              Standard         80.00
3303706893   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303710523   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303712453   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303717478   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303729580   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303734507   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303772051         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6003453583   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6011800247    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          56.70
6015254656   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6024379171    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          80.00
6025451938   Single Family       Primary (Owner Occupied)               Purchase              Standard         97.00
6025674059    PUD Attached      Secondary (Owner Occupied)              Purchase               Stated          80.00
6026168044   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout      No Ratio         44.04
6026228988   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          83.28
6031644492         CL            Primary (Owner Occupied)               Purchase              No Ratio         78.43
6031897678    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6042537719   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6046835630   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6055632027   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6056745513    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          90.00
6059305950   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6060302624   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6064373662    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6072413021   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6073709302   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          21.80
6075248176   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6078863120   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6080086256   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6081741362   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6092835229   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6099653658     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          60.00
6100216859   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6100706107   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6100909701    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6104661043   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6114976589    PUD Detached      Secondary (Owner Occupied)              Purchase              Standard         80.00
6115318104   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6121544263   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          63.04
6122221077     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          67.85
6123281559   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6127781638   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6128971964   Single Family       Primary (Owner Occupied)               Purchase               Stated          50.00
6132215085   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6138335010   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6150213434    PUD Detached      Secondary (Owner Occupied)              Purchase               Stated          90.00
6150849500   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6153581365   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         64.91
6154485046     Townhouse         Primary (Owner Occupied)               Purchase              No Ratio         62.57
6164027341   Single Family       Primary (Owner Occupied)               Purchase              Standard         79.23
6164990860   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6166591112   Single Family       Primary (Owner Occupied)               Purchase               Stated          75.81
6168802210   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.26
6173355220    PUD Detached      Secondary (Owner Occupied)              Purchase               Stated          89.97
6174238763   Single Family      Secondary (Owner Occupied)              Purchase              Standard         77.77
6174560422   Single Family       Primary (Owner Occupied)               Purchase               Stated          89.98
6181336899     Townhouse         Primary (Owner Occupied)               Purchase              Standard         80.00
6182995503   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6183722260    Three Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          66.52
6188232570   Single Family      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          74.61
6189047118   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6190003258   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          67.46
6190254992   Condo Highrise     Secondary (Owner Occupied)              Purchase              Standard         79.99
6194812647   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6196646597   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          41.39
6198127828   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6200879978   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6202309768         CL            Primary (Owner Occupied)               Purchase                 DU            80.00
6204142043    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          90.00
6204943739    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6209251369   Single Family      Secondary (Owner Occupied)              Purchase               Stated          80.00
6210562739   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6226358353     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.89
6228040884   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6238250705    PUD Detached      Secondary (Owner Occupied)              Purchase               Stated          80.00
6239798439   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          82.90
6240213501   Single Family       Primary (Owner Occupied)               Purchase              Standard         79.00
6240745759    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6243681894   Single Family      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          69.24
6244439631   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          79.70
6252161697   Single Family      Secondary (Owner Occupied)              Purchase              Standard         78.57
6253860297   Single Family      Secondary (Owner Occupied)              Purchase              Standard         70.00
6254721563         CL            Primary (Owner Occupied)               Purchase              Standard         79.68
6262258517   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          64.21
6268870851   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6270656959   Single Family       Primary (Owner Occupied)               Purchase              Standard         79.97
6272127165   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          71.76
6273159456   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout      Standard         80.00
6278170698   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          61.26
6281401171   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6281914751   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6284532832         CL           Secondary (Owner Occupied)              Purchase               Stated          90.00
6284915177     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          80.00
6291234208   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6304149773   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6305951425   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6307448917   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          41.49
6308581666   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6308619276         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6309366364   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          49.61
6315650827    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6323724168   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          78.87
6324334439   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6335941867    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          76.77
6339911023   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          90.00
6341762125   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6342354542   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6342820492   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6346836221   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          64.22
6346952812   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6347782499   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          30.43
6355059038         CL            Primary (Owner Occupied)               Purchase              No Ratio         79.98
6356550191   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          48.32
6362523810   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         80.00
6363468932   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.78
6365351482    PUD Attached       Primary (Owner Occupied)               Purchase              Standard         80.00
6365981114   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6366435698   Single Family       Primary (Owner Occupied)               Purchase               Stated          90.00
6374828173   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          70.34
6379849976   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          70.13
6385700718   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out        No Ratio         67.89
6385701021         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6386968173         CL            Primary (Owner Occupied)               Purchase               Stated          90.00
6393439135         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6394784539   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6399332250   Single Family       Primary (Owner Occupied)               Purchase              Standard         102.9
6401007098   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6403199729   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6403990879   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.34
6407993523   Single Family       Primary (Owner Occupied)        Construction_Permanent        Stated          82.09
6408562350         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6414043205   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          85.14
6415726782         CL            Primary (Owner Occupied)               Purchase              No Ratio         80.00
6420160506   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.83
6421527778     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          54.72
6424101647   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6424573191   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          89.52
6431957817   Single Family       Primary (Owner Occupied)               Purchase              Standard         97.00
6435169740   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6436832189         CL           Secondary (Owner Occupied)              Purchase              Standard         80.00
6439484145   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6446286129    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6447799187   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6448222502   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6450848632   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6451766171         HC           Secondary (Owner Occupied)              Purchase              Standard         80.00
6452806901   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6457059563   Single Family       Primary (Owner Occupied)               Purchase               Stated          90.00
6464120358   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         80.00
6467007073   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.38
6467456189         CL            Primary (Owner Occupied)               Purchase                 DU            80.00
6468955965   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          62.13
6472603965   Condo Highrise     Secondary (Owner Occupied)              Purchase              No Ratio         75.00
6473029475   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6474456602         CL            Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          80.00
6475949738   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6476116063         CL            Primary (Owner Occupied)               Purchase               Stated          95.00
6477159625     Townhouse         Primary (Owner Occupied)               Purchase              Standard         96.99
6477424888   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6481544929   Single Family      Secondary (Owner Occupied)              Purchase              No Ratio         53.84
6482436273   Single Family      Secondary (Owner Occupied)              Purchase              Standard         79.53
6482693766   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6495942085   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6499264007   Single Family       Primary (Owner Occupied)               Purchase                 DU            79.99
6500084840   Condo Highrise      Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          48.84
6502597724   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6503258904   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout      Standard         80.00
6505003670    PUD Detached      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          80.00
6506002218   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          77.02
6506069381    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          84.29
6507223250   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          52.27
6508038053   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6513911047   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         80.00
6518361313   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         80.00
6521694429   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6542340499   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6548989869    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         80.00
6549721592   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6552692094   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6564770755    Three Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6566117757    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          80.00
6580501499   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6580882626   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          73.16
6581240592   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6586186352    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6588707171   Single Family      Secondary (Owner Occupied)       Refinance_No_Cash_Out         Stated          41.00
6591140931   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          71.72
6597033148     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          68.68
6597104451   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6598190764   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6601161521   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          54.52
6601290221         CL            Primary (Owner Occupied)               Purchase               Stated          80.00
6603564862   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          40.00
6603777340   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6614126701   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6614844246   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6617464562    PUD Attached       Primary (Owner Occupied)               Purchase              Standard         80.00
6617761264   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6628333061   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          63.07
6629402147   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6631535108         CL            Primary (Owner Occupied)               Purchase               Stated          90.00
6631938666     Two Family        Primary (Owner Occupied)               Purchase               Stated          80.00
6640573389   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          74.85
6648974282   Single Family      Secondary (Owner Occupied)       Refinance_No_Cash_Out         Stated          80.00
6649420640    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          65.29
6652099141     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         80.00
6652267425   Single Family       Primary (Owner Occupied)               Purchase               Stated          90.00
6653518685         CL            Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          68.36
6655778238   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6656025852     Two Family        Primary (Owner Occupied)               Purchase               Stated          80.00
6657774615   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          70.00
6659976242   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          46.00
6668882985    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          73.14
6671782834   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          73.61
6676382242   Condo Highrise      Primary (Owner Occupied)               Purchase               Stated          80.00
6677185636    Four Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6681930837   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6684960492   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          49.64
6685947399   Single Family       Primary (Owner Occupied)               Purchase              Standard         72.22
6687040425   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          62.16
6692639617    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          95.00
6700814780   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6701399658   Single Family      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          80.00
6703459948   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6705687850   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6711015641   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.85
6714140511   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          31.25
6717312588    PUD Attached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          88.34
6720076030   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          3.375
6721061957   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6722981005   Single Family       Primary (Owner Occupied)               Purchase               Stated          43.35
6723207624     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          63.26
6723454630     Townhouse         Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          73.77
6723849375   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          62.54
6731804982         CL            Primary (Owner Occupied)               Purchase              Standard         79.99
6737192952     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         80.00
6753325700     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          73.89
6756772700   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6757193963   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6759138172    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          72.97
6768207067   Single Family       Primary (Owner Occupied)               Purchase              Standard         79.59
6775281113   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6775490466   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.07
6783955310   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6784948736   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6785808731   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          22.22
6789522452   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6792039015    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          80.00
6800393891         CL            Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          72.71
6801907020   Single Family       Primary (Owner Occupied)               Purchase              Standard         79.99
6801973535    PUD Detached       Primary (Owner Occupied)               Purchase                 DU            79.99
6805037998   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          58.83
6812689369   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          69.30
6815987109   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6816133646    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6816937889   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6817952655   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6820262563   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6820600267    PUD Attached       Primary (Owner Occupied)               Purchase               Stated          95.00
6822115439         CL            Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6823649675         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6826302181   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6828044534         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6828391265   Condo Highrise      Primary (Owner Occupied)               Purchase               Stated          67.65
6830797186   Single Family       Primary (Owner Occupied)               Purchase              Standard         79.99
6832123514   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6832960360   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6833258681   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         80.00
6846212006         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6847448179   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          68.53
6848723034         CL           Secondary (Owner Occupied)              Purchase              Standard         80.00
6849317703   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6850036762         CL            Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         80.00
6851796786    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6854043871   Condo Highrise     Secondary (Owner Occupied)      Refinance_Equity_Takeout      Standard         50.91
6856467987   Single Family       Primary (Owner Occupied)               Purchase               Stated          68.84
6857655184   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          58.25
6862328785     Townhouse         Primary (Owner Occupied)               Purchase              Standard         80.00
6865270992   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         41.17
6865729781    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          80.00
6867547983    PUD Attached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          90.00
6868678530   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6871508591   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          73.09
6876803211   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6877889680   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          80.00
6888695704         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6889056336   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          75.96
6890301861   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          77.86
6890608489   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6891336114    PUD Detached      Secondary (Owner Occupied)              Purchase               Stated          89.99
6892211332    PUD Detached       Primary (Owner Occupied)               Purchase                 DU            80.00
6892513463   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6893909579   Single Family       Primary (Owner Occupied)               Purchase              Standard         103.0
6896058713         CL           Secondary (Owner Occupied)              Purchase              Standard         80.00
6898004616   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6900570117    PUD Detached      Secondary (Owner Occupied)      Refinance_Equity_Takeout      Standard         69.33
6906555179   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6907826686   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.39
6909152941   Single Family       Primary (Owner Occupied)               Purchase               Stated          79.62
6912303754   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          68.85
6916162404         CL            Primary (Owner Occupied)               Purchase              Standard         80.00
6919615200   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          60.33
6925261866   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6930238206   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          69.56
6932500223     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          42.60
6933374099   Single Family      Secondary (Owner Occupied)              Purchase              Standard         79.68
6941991645     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          79.93
6942989390   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6949431677   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6952323035   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.87
6955674954    PUD Detached      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          75.00
6956949488    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout      Standard         74.11
6961340475    PUD Detached       Primary (Owner Occupied)               Purchase                 DU            80.00
6965016634   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          67.94
6972461153   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          66.48
6973827592   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6974373950   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          80.00
6974524552   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6975942977   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6976698404   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00
6976789187    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          79.96
6985109567   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          68.58
6989046674   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6994486501   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         55.55
6995942601   Single Family       Primary (Owner Occupied)               Purchase                 DU            80.00


                                  Original
   Loan      Mortgage Interest    Principal    First Payment    Maturity     Original        Monthly     Current       Closing
  Number         Rate (%)        Balance ($)       Date             Date   Term (Months)   Payment ($)   Due Date         Date
------------------------------------------------------------------------------------------------------------------------------
3302527423                6.75         89600     3/1/2006       2/1/2036             360        581.15   3/1/2006    1/20/2006
3302864198               6.625         41600     3/1/2006       2/1/2036             360        266.37   3/1/2006     1/9/2006
3303363174               6.625         94320     1/1/2006      12/1/2035             360        603.95   3/1/2006   11/30/2005
3303382281                6.75         60000     3/1/2006       2/1/2036             360        389.16   3/1/2006    1/26/2006
3303445658                6.75        154400     3/1/2006       2/1/2036             360       1001.44   3/1/2006    1/10/2006
3303457224               6.875        148000     2/1/2006       1/1/2036             360        972.26   2/1/2006    12/9/2005
3303507606                7.25         88800     2/1/2006       1/1/2036             360        605.78   3/1/2006   12/20/2005
3303515419                6.75         79920     3/1/2006       2/1/2036             360        518.36   3/1/2006     1/3/2006
3303555274               6.875        124800     3/1/2006       2/1/2036             360        819.85   3/1/2006    1/19/2006
3303574846               6.875        128000     3/1/2006       2/1/2036             360        840.87   3/1/2006    1/13/2006
3303582724               6.625         93600     3/1/2006       2/1/2036             360        599.34   3/1/2006    1/13/2006
3303587012                   7         66400     3/1/2006       2/1/2036             360        441.77   3/1/2006    1/18/2006
3303598662               7.125         76000     3/1/2006       2/1/2036             360        512.03   3/1/2006    1/23/2006
3303602225               6.875         76016     3/1/2006       2/1/2036             360        499.38   3/1/2006     1/3/2006
3303604742               6.875        115200     2/1/2006       1/1/2036             360        756.79   2/1/2006   12/22/2005
3303606986               6.875         43200     3/1/2006       2/1/2036             360         283.8   3/1/2006     1/6/2006
3303612976               7.125         56000     3/1/2006       2/1/2036             360        377.29   3/1/2006    1/20/2006
3303614014                6.75        135200     2/1/2006       1/1/2036             360        876.91   2/1/2006   12/30/2005
3303616340                   7        130000     2/1/2006       1/1/2036             360         864.9   2/1/2006   12/21/2005
3303617207               6.875        204800     3/1/2006       2/1/2036             360        1345.4   3/1/2006    1/19/2006
3303618486               6.875        146400     2/1/2006       1/1/2036             360        961.75   2/1/2006   12/27/2005
3303619377                   7         80720     3/1/2006       2/1/2036             360        537.04   3/1/2006     1/4/2006
3303620755               6.875        177200     2/1/2006       1/1/2036             360       1164.08   3/1/2006   12/29/2005
3303622843                6.75        152000     3/1/2006       2/1/2036             360        985.87   3/1/2006     1/4/2006
3303630465               6.875        228000     2/1/2006       1/1/2036             360        1497.8   2/1/2006   12/30/2005
3303637650               6.625        117600     3/1/2006       2/1/2036             360        753.01   3/1/2006    1/18/2006
3303638823                   7        160000     3/1/2006       2/1/2036             360       1064.49   3/1/2006    1/11/2006
3303641397               6.875        157600     2/1/2006       1/1/2036             360       1035.32   2/1/2006   12/23/2005
3303641728               6.875        127800     2/1/2006       1/1/2036             360        839.56   2/1/2006   12/28/2005
3303652881                6.75        265000     2/1/2006       1/1/2036             360       1718.79   2/1/2006   12/28/2005
3303654028                7.25         91200     3/1/2006       2/1/2036             360        622.15   3/1/2006     1/6/2006
3303659845                6.75         52000     3/1/2006       2/1/2036             360        337.28   3/1/2006     1/3/2006
3303664548                6.75         86400     3/1/2006       2/1/2036             360        560.39   3/1/2006    1/20/2006
3303673572               6.875        200000     3/1/2006       2/1/2036             360       1313.86   3/1/2006    1/12/2006
3303676328                   7        102320     2/1/2006       1/1/2036             360        680.74   2/1/2006   12/30/2005
3303682862               7.125        199200     3/1/2006       2/1/2036             360       1342.05   3/1/2006    1/24/2006
3303686384                6.75        253200     3/1/2006       2/1/2036             360       1642.26   3/1/2006    1/17/2006
3303688307               6.625         48000     3/1/2006       2/1/2036             360        307.35   3/1/2006    1/20/2006
3303693042                6.75        101600     3/1/2006       2/1/2036             360        658.98   3/1/2006    1/25/2006
3303699809                6.75        364620     3/1/2006       2/1/2036             360       2364.92   3/1/2006    1/25/2006
3303702926                6.75         77600     3/1/2006       2/1/2036             360        503.32   3/1/2006    1/13/2006
3303704419               6.625        155780     3/1/2006       2/1/2036             360        997.48   3/1/2006    1/23/2006
3303706893                6.75        174000     3/1/2006       2/1/2036             360       1128.57   3/1/2006    1/17/2006
3303710523                6.75         76000     3/1/2006       2/1/2036             360        492.94   3/1/2006    1/17/2006
3303712453               6.875        196000     3/1/2006       2/1/2036             360       1287.59   3/1/2006    1/25/2006
3303717478                6.75         87920     3/1/2006       2/1/2036             360        570.25   3/1/2006    1/13/2006
3303729580               6.625        132400     3/1/2006       2/1/2036             360        847.78   3/1/2006    1/11/2006
3303734507               6.625        114400     3/1/2006       2/1/2036             360        732.52   3/1/2006    1/17/2006
3303772051               6.875        139600     3/1/2006       2/1/2036             360        917.08   3/1/2006    1/25/2006
6003453583                   7        115120     3/1/2006       2/1/2036             360         765.9   3/1/2006     1/4/2006
6011800247                 7.5        244400     3/1/2006       2/1/2036             360       1708.89   3/1/2006    1/17/2006
6015254656               6.625        164000     3/1/2006       2/1/2036             360       1050.12   3/1/2006    1/19/2006
6024379171               7.625        326600     2/1/2006       1/1/2036             360       2311.66   2/1/2006   12/29/2005
6025451938                6.75        198850     2/1/2006       1/1/2036             360       1289.74   2/1/2006   12/30/2005
6025674059                6.75        336000     3/1/2006       2/1/2036             360        2179.3   3/1/2006     1/6/2006
6026168044                6.75        151500     3/1/2006       2/1/2036             360        982.63   3/1/2006    1/23/2006
6026228988                   7        349800     3/1/2006       2/1/2036             360       2327.23   3/1/2006    1/11/2006
6031644492               6.625        400000     12/1/2005     11/1/2035             360       2561.25   3/1/2006   10/31/2005
6031897678               6.875        109000     2/1/2006       1/1/2036             360        716.06   3/1/2006   12/27/2005
6042537719               6.875        119920     2/1/2006       1/1/2036             360        787.79   2/1/2006   12/29/2005
6046835630               7.125        232000     3/1/2006       2/1/2036             360       1563.03   3/1/2006     1/3/2006
6055632027               6.875         80000     2/1/2006       1/1/2036             360        525.55   3/1/2006   12/22/2005
6056745513                6.75        269550     3/1/2006       2/1/2036             360        1748.3   3/1/2006    1/10/2006
6059305950               6.875         99200     2/1/2006       1/1/2036             360        651.68   2/1/2006   12/30/2005
6060302624               6.625        221501     2/1/2006       1/1/2036             360        1418.3   2/1/2006   12/30/2005
6064373662                6.75         89600     2/1/2006       1/1/2036             360        581.15   3/1/2006   12/29/2005
6072413021                6.75        304800     2/1/2006       1/1/2036             360       1976.93   2/1/2006   12/30/2005
6073709302                6.75         64769     2/1/2006       1/1/2036             360         420.1   2/1/2006     1/3/2006
6075248176               6.625        141728     2/1/2006       1/1/2036             360         907.5   2/1/2006   12/30/2005
6078863120               6.625        287200     3/1/2006       2/1/2036             360       1838.98   3/1/2006    1/19/2006
6080086256               7.375         43200     3/1/2006       2/1/2036             360        298.38   3/1/2006    1/24/2006
6081741362                6.75        108000     3/1/2006       2/1/2036             360        700.49   3/1/2006     1/9/2006
6092835229               6.625        200000     3/1/2006       2/1/2036             360       1280.63   3/1/2006    1/12/2006
6099653658               6.625        366000     3/1/2006       2/1/2036             360       2343.54   3/1/2006     1/9/2006
6100216859                   7        148800     3/1/2006       2/1/2036             360        989.98   3/1/2006     1/5/2006
6100706107                6.75        317600     3/1/2006       2/1/2036             360       2059.95   3/1/2006    1/13/2006
6100909701                   7        182400     2/1/2006       1/1/2036             360       1213.52   3/1/2006   12/15/2005
6104661043               6.875        122000     2/1/2006       1/1/2036             360        801.46   2/1/2006   12/29/2005
6114976589                   7        100800     3/1/2006       2/1/2036             360        670.63   3/1/2006    1/23/2006
6115318104                6.75         96800     2/1/2006       1/1/2036             360        627.85   2/1/2006   12/29/2005
6121544263                6.75         94567     2/1/2006       1/1/2028             264        688.55   3/1/2006     1/3/2006
6122221077                6.75        190000     3/1/2006       2/1/2036             360       1232.34   3/1/2006    1/16/2006
6123281559               6.625        115600     3/1/2006       2/1/2036             360         740.2   3/1/2006     1/9/2006
6127781638                6.75         40000     3/1/2006       2/1/2036             360        259.44   3/1/2006    1/12/2006
6128971964               6.875         60000     3/1/2006       2/1/2036             360        394.16   3/1/2006    1/20/2006
6132215085               6.625         90800     3/1/2006       2/1/2036             360        581.41   3/1/2006     1/9/2006
6138335010                6.75        256000     3/1/2006       2/1/2036             360       1660.42   3/1/2006    1/11/2006
6150213434               7.125        238500     3/1/2006       2/1/2036             360       1606.82   3/1/2006    1/20/2006
6150849500                6.75         49600     3/1/2006       2/1/2036             360        321.71   3/1/2006    1/17/2006
6153581365               6.875        185000     3/1/2006       2/1/2036             360       1215.32   3/1/2006    1/19/2006
6154485046               6.875        100000     3/1/2006       2/1/2036             360        656.93   3/1/2006     1/5/2006
6164027341                   7        103000     2/1/2006       1/1/2036             360        685.27   3/1/2006   12/30/2005
6164990860               6.625        126000     3/1/2006       2/1/2036             360         806.8   3/1/2006    1/13/2006
6166591112                6.75        417000     3/1/2006       2/1/2036             360       2704.66   3/1/2006     1/5/2006
6168802210               6.875        360200     3/1/2006       2/1/2036             360       2366.26   3/1/2006    1/12/2006
6173355220               6.875        127250     3/1/2006       2/1/2036             360        835.95   3/1/2006    1/25/2006
6174238763                   7         35000     2/1/2006       1/1/2036             360        232.86   2/1/2006   12/23/2005
6174560422               6.875        124000     3/1/2006       2/1/2036             360         814.6   3/1/2006    1/17/2006
6181336899                6.75        216000     2/1/2006       1/1/2036             360       1400.98   3/1/2006   12/29/2005
6182995503               6.875         96720     2/1/2006       1/1/2036             360        635.39   3/1/2006   12/30/2005
6183722260               7.375        153000     3/1/2006       2/1/2036             360       1056.74   3/1/2006    1/10/2006
6188232570                 7.5         97000     3/1/2006       2/1/2036             360        678.24   3/1/2006    1/23/2006
6189047118                6.75        164000     2/1/2006       1/1/2036             360       1063.71   3/1/2006   12/30/2005
6190003258               6.625        150001     2/1/2006       1/1/2036             360        960.48   3/1/2006     1/3/2006
6190254992                 7.5        229300     3/1/2006       2/1/2036             360        1603.3   3/1/2006    1/24/2006
6194812647                6.75         96000     2/1/2006       1/1/2036             360        622.66   2/1/2006   12/15/2005
6196646597               6.625         96460     2/1/2006       1/1/2036             360        617.65   3/1/2006     1/3/2006
6198127828                6.75        153600     3/1/2006       2/1/2036             360        996.25   3/1/2006    1/17/2006
6200879978                6.75        264000     2/1/2006       1/1/2036             360        1712.3   3/1/2006   12/12/2005
6202309768               6.625         63920     3/1/2006       2/1/2036             360        409.29   3/1/2006    1/13/2006
6204142043               6.875        391545     2/1/2006       1/1/2036             360       2572.18   2/1/2006   12/29/2005
6204943739               6.625         95548     3/1/2006       2/1/2036             360        611.81   3/1/2006    1/24/2006
6209251369               7.375        163600     2/1/2006       1/1/2036             360       1129.95   3/1/2006     1/4/2006
6210562739                6.75         58480     3/1/2006       2/1/2036             360        379.31   3/1/2006     1/5/2006
6226358353                6.75        325000     3/1/2006       2/1/2036             360       2107.95   3/1/2006    1/17/2006
6228040884               6.625        102400     2/1/2006       1/1/2036             360        655.68   3/1/2006   12/23/2005
6238250705                 7.5        204104     3/1/2006       2/1/2036             360       1427.13   3/1/2006    1/13/2006
6239798439               6.875        228000     2/1/2006       1/1/2036             360        1497.8   3/1/2006     1/3/2006
6240213501                6.75         75275     2/1/2006       1/1/2036             360        488.24   3/1/2006   12/28/2005
6240745759               6.875         88800     2/1/2006       1/1/2036             360        583.36   3/1/2006   12/27/2005
6243681894                6.75        367000     12/1/2005     11/1/2035             360       2380.36   2/1/2006   10/28/2005
6244439631                6.75        161000     2/1/2006       1/1/2036             360       1044.25   2/1/2006     1/3/2006
6252161697               6.875         77000     2/1/2006       1/1/2036             360        505.84   3/1/2006   12/22/2005
6253860297               6.875        379400     3/1/2006       2/1/2036             360       2492.39   3/1/2006    1/11/2006
6254721563               6.875         99600     2/1/2006       1/1/2036             360        654.31   3/1/2006   12/30/2005
6262258517                   7        250442     3/1/2006       2/1/2036             360        1666.2   3/1/2006    1/23/2006
6268870851               6.875         84000     3/1/2006       2/1/2036             360        551.83   3/1/2006    1/12/2006
6270656959                6.75        149700     3/1/2006       2/1/2036             360        970.96   3/1/2006    1/20/2006
6272127165                6.75         92572     2/1/2006       1/1/2036             360        600.43   2/1/2006     1/3/2006
6273159456               6.875        292000     12/1/2005     11/1/2035             360       1918.24   3/1/2006   10/12/2005
6278170698                6.75        242000     3/1/2006       2/1/2036             360       1569.61   3/1/2006    1/11/2006
6281401171                6.75        162400     2/1/2006       1/1/2036             360       1053.33   3/1/2006   12/30/2005
6281914751                6.75         80400     2/1/2006       1/1/2036             360        521.48   2/1/2006     1/5/2006
6284532832                7.75         48600     2/1/2006       1/1/2036             360        348.18   2/1/2006   12/30/2005
6284915177               6.875        120000     3/1/2006       2/1/2036             360        788.32   3/1/2006    1/19/2006
6291234208               6.875         46080     2/1/2006       1/1/2036             360        302.72   3/1/2006   12/30/2005
6304149773                6.75         44400     3/1/2006       2/1/2036             360        287.98   3/1/2006    1/13/2006
6305951425                6.75        135920     2/1/2006       1/1/2036             360        881.58   3/1/2006   12/19/2005
6307448917                7.25        201255     3/1/2006       2/1/2036             360       1372.92   3/1/2006    1/17/2006
6308581666               6.875        396000     1/1/2006      12/1/2035             360       2601.44   2/1/2006   11/22/2005
6308619276                   7        140800     2/1/2006       1/1/2036             360        936.75   2/1/2006   12/23/2005
6309366364               7.125        258000     3/1/2006       2/1/2036             360        1738.2   3/1/2006    1/24/2006
6315650827               6.875        152000     3/1/2006       2/1/2036             360        998.54   3/1/2006    1/10/2006
6323724168               6.625        280000     3/1/2006       2/1/2036             360       1792.88   3/1/2006     1/5/2006
6324334439                6.75        139200     3/1/2006       2/1/2036             360        902.85   3/1/2006    1/17/2006
6335941867               6.625        400000     12/1/2005     11/1/2035             360       2561.25   2/1/2006   10/17/2005
6339911023               7.375         79200     2/1/2006       1/1/2036             360        547.02   2/1/2006   12/13/2005
6341762125               6.625         96800     2/1/2006       1/1/2036             360        619.83   2/1/2006   12/23/2005
6342354542               6.625        220000     3/1/2006       2/1/2036             360       1408.69   3/1/2006    1/19/2006
6342820492                6.75        172800     2/1/2006       1/1/2036             360       1120.78   3/1/2006   12/27/2005
6346836221               6.625        228000     3/1/2006       2/1/2036             360       1459.91   3/1/2006     1/3/2006
6346952812                6.75        133369     2/1/2006       1/1/2036             360        865.03   2/1/2006   12/22/2005
6347782499               6.625        140000     2/1/2006       1/1/2036             360        896.44   2/1/2006   12/29/2005
6355059038               6.625        336600     3/1/2006       2/1/2036             360       2155.29   3/1/2006     1/6/2006
6356550191               7.125        130000     3/1/2006       2/1/2036             360        875.84   3/1/2006    1/25/2006
6362523810                6.75         88000     3/1/2006       2/1/2036             360        570.77   3/1/2006    1/18/2006
6363468932               7.125        147600     2/1/2006       1/1/2036             360        994.41   2/1/2006   12/27/2005
6365351482               6.875         67200     3/1/2006       2/1/2036             360        441.46   3/1/2006    1/13/2006
6365981114                6.75        151920     3/1/2006       2/1/2036             360        985.36   3/1/2006    1/13/2006
6366435698                6.75        120600     2/1/2006       1/1/2036             360        782.21   2/1/2006   12/30/2005
6374828173               6.875        363000     1/1/2006      12/1/2035             360       2384.66   2/1/2006    11/7/2005
6379849976               6.875        101000     2/1/2006       1/1/2036             360         663.5   2/1/2006   12/28/2005
6385700718                7.25        125600     2/1/2006       1/1/2036             360        856.82   2/1/2006   12/29/2005
6385701021               6.625         98400     3/1/2006       2/1/2036             360        630.07   3/1/2006    1/13/2006
6386968173               7.125        177300     3/1/2006       2/1/2036             360       1194.51   3/1/2006    1/18/2006
6393439135               6.625        126000     3/1/2006       2/1/2036             360         806.8   3/1/2006    1/25/2006
6394784539                6.75         93200     3/1/2006       2/1/2036             360         604.5   3/1/2006    1/12/2006
6399332250                6.75         92825     2/1/2006       1/1/2036             360        602.07   3/1/2006   12/29/2005
6401007098               6.625        384400     3/1/2006       2/1/2036             360       2461.36   3/1/2006    1/19/2006
6403199729                6.75         55200     2/1/2006       1/1/2036             360        358.03   3/1/2006   12/29/2005
6403990879                6.75         96800     2/1/2006       1/1/2036             360        627.85   3/1/2006     1/3/2006
6407993523                6.75        295553     1/1/2006      12/1/2035             360       1916.96   2/1/2006    12/1/2005
6408562350                6.75         82400     3/1/2006       2/1/2036             360        534.45   3/1/2006     1/9/2006
6414043205                7.75        398066     2/1/2006       1/1/2036             360        2851.8   2/1/2006   12/27/2005
6415726782               6.625        238400     3/1/2006       2/1/2036             360       1526.51   3/1/2006    1/23/2006
6420160506               6.625        379177     12/1/2005     11/1/2035             360       2427.92   2/1/2006   10/19/2005
6421527778               6.625        120395     3/1/2006       2/1/2031             300        822.35   3/1/2006    1/23/2006
6424101647               6.875        199200     2/1/2006       1/1/2036             360       1308.61   2/1/2006   12/30/2005
6424573191                7.25         94000     3/1/2006       2/1/2036             360        641.25   3/1/2006    1/11/2006
6431957817                6.75        199335     2/1/2006       1/1/2036             360       1292.89   2/1/2006   12/30/2005
6435169740                   7         80000     2/1/2006       1/1/2036             360        532.25   3/1/2006   12/29/2005
6436832189               6.875        129193     3/1/2006       2/1/2036             360        848.71   3/1/2006    1/13/2006
6439484145               6.875        212000     3/1/2006       2/1/2036             360       1392.69   3/1/2006    1/20/2006
6446286129               6.625        129600     2/1/2006       1/1/2036             360        829.85   2/1/2006     1/3/2006
6447799187                6.75        262400     3/1/2006       2/1/2036             360       1701.93   3/1/2006    1/25/2006
6448222502                6.75        147600     3/1/2006       2/1/2036             360        957.34   3/1/2006    1/11/2006
6450848632               6.875        248000     3/1/2006       2/1/2036             360       1629.19   3/1/2006    1/11/2006
6451766171                   7        127920     3/1/2006       2/1/2036             360        851.06   3/1/2006    1/13/2006
6452806901               7.125        151920     2/1/2006       1/1/2036             360       1023.52   2/1/2006   12/30/2005
6457059563               7.125        171000     3/1/2006       2/1/2036             360       1152.06   3/1/2006    1/12/2006
6464120358               6.875        132800     2/1/2006       1/1/2036             360        872.41   3/1/2006   12/29/2005
6467007073               6.875        270000     3/1/2006       2/1/2036             360       1773.71   3/1/2006    1/20/2006
6467456189                6.75        130000     3/1/2006       2/1/2036             360        843.18   3/1/2006     1/6/2006
6468955965                6.75        233000     3/1/2006       2/1/2036             360       1511.24   3/1/2006    1/19/2006
6472603965               7.125        165000     2/1/2006       1/1/2036             360       1111.64   2/1/2006   12/28/2005
6473029475               7.125         52000     2/1/2006       1/1/2036             360        350.34   2/1/2006   12/21/2005
6474456602                7.75        200000     3/1/2006       2/1/2036             360       1432.83   3/1/2006    1/17/2006
6475949738               6.625        156000     3/1/2006       2/1/2036             360        998.89   3/1/2006    1/19/2006
6476116063                6.75        159600     3/1/2006       2/1/2036             360       1035.17   3/1/2006    1/10/2006
6477159625                6.75        167761     2/1/2006       1/1/2036             360        1088.1   2/1/2006   12/30/2005
6477424888                6.75        280000     3/1/2006       2/1/2036             360       1816.08   3/1/2006    1/11/2006
6481544929                   7         56000     3/1/2006       2/1/2036             360        372.57   3/1/2006     1/3/2006
6482436273                   7         77750     3/1/2006       2/1/2036             360        517.28   3/1/2006    1/13/2006
6482693766                6.75        105600     2/1/2006       1/1/2036             360        684.92   3/1/2006   12/22/2005
6495942085                6.75        133600     2/1/2006       1/1/2036             360        866.53   3/1/2006   12/15/2005
6499264007                6.75        149750     3/1/2006       2/1/2036             360        971.28   3/1/2006    1/24/2006
6500084840                   7        293086     3/1/2006       2/1/2036             360       1949.91   3/1/2006     1/5/2006
6502597724                6.75         53200     2/1/2006       1/1/2036             360        345.06   2/1/2006   12/30/2005
6503258904               6.625        162400     3/1/2006       2/1/2036             360       1039.87   3/1/2006     1/5/2006
6505003670               6.875        116000     2/1/2006       1/1/2036             360        762.04   2/1/2006   12/28/2005
6506002218               6.875        181000     3/1/2006       2/1/2036             360       1189.05   3/1/2006    1/19/2006
6506069381               6.875        263000     2/1/2006       1/1/2036             360       1727.73   2/1/2006   12/28/2005
6507223250               6.625        226949     2/1/2006       1/1/2036             360       1453.18   2/1/2006     1/3/2006
6508038053               6.625         66400     3/1/2006       2/1/2036             360        425.17   3/1/2006     1/9/2006
6513911047               6.875        148000     3/1/2006       2/1/2036             360        972.26   3/1/2006    1/19/2006
6518361313               6.625        375120     2/1/2006       1/1/2036             360       2401.94   2/1/2006   12/29/2005
6521694429               6.875        125600     2/1/2006       1/1/2036             360        825.11   2/1/2006   12/30/2005
6542340499                6.75         61800     2/1/2006       1/1/2036             360        400.84   3/1/2006     1/6/2006
6548989869               6.875        232000     3/1/2006       2/1/2036             360       1524.08   3/1/2006    1/11/2006
6549721592               6.875        133600     3/1/2006       2/1/2036             360        877.66   3/1/2006    1/11/2006
6552692094               6.625        212000     3/1/2006       2/1/2036             360       1357.46   3/1/2006    1/10/2006
6564770755               7.125        388000     12/1/2005     11/1/2035             360       2614.03   2/1/2006   10/24/2005
6566117757                6.75        299192     3/1/2006       2/1/2036             360       1940.56   3/1/2006    1/17/2006
6580501499                6.75         87200     2/1/2006       1/1/2036             360        565.58   3/1/2006   12/16/2005
6580882626               6.875        169000     2/1/2006       1/1/2036             360       1110.21   3/1/2006   12/27/2005
6581240592               6.625         81600     3/1/2006       2/1/2036             360         522.5   3/1/2006    1/20/2006
6586186352                6.75        224244     2/1/2006       1/1/2036             360       1454.45   3/1/2006   12/29/2005
6588707171               6.875        205000     3/1/2006       2/1/2036             360       1346.71   3/1/2006     1/3/2006
6591140931                   7        104000     2/1/2006       1/1/2036             360        691.92   2/1/2006     1/5/2006
6597033148               6.625        125000     3/1/2006       2/1/2036             360        800.39   3/1/2006    1/17/2006
6597104451               6.875        198000     2/1/2006       1/1/2036             360       1300.72   2/1/2006   12/29/2005
6598190764               6.625        156000     2/1/2006       1/1/2036             360        998.89   2/1/2006   12/21/2005
6601161521               6.625        177200     2/1/2006       1/1/2036             360       1134.64   2/1/2006   12/27/2005
6601290221               6.625        188000     3/1/2006       2/1/2036             360       1203.79   3/1/2006    1/17/2006
6603564862                6.75        300000     3/1/2006       2/1/2036             360        1945.8   3/1/2006     1/9/2006
6603777340                   7        216000     2/1/2006       1/1/2036             360       1437.06   2/1/2006   12/28/2005
6614126701                6.75        118400     3/1/2006       2/1/2036             360        767.95   3/1/2006    1/13/2006
6614844246               6.875        277500     2/1/2006       1/1/2036             360       1822.98   2/1/2006     1/3/2006
6617464562               6.625        120000     3/1/2006       2/1/2036             360        768.38   3/1/2006    1/19/2006
6617761264               6.625        105200     3/1/2006       2/1/2036             360        673.61   3/1/2006    1/24/2006
6628333061                6.75        287000     3/1/2006       2/1/2036             360       1861.48   3/1/2006    1/23/2006
6629402147               6.625         99200     2/1/2006       1/1/2036             360        635.19   3/1/2006   12/27/2005
6631535108               7.375         55620     3/1/2006       2/1/2036             360        384.16   3/1/2006     1/6/2006
6631938666                6.75        168000     3/1/2006       2/1/2036             360       1089.65   3/1/2006    1/25/2006
6640573389               6.625        262000     2/1/2006       1/1/2036             360       1677.62   3/1/2006   12/19/2005
6648974282               6.875        164000     3/1/2006       2/1/2036             360       1077.37   3/1/2006    1/25/2006
6649420640                   7        190000     3/1/2006       2/1/2036             360       1264.08   3/1/2006    1/11/2006
6652099141               6.625        514000     2/1/2006       1/1/2036             360        3291.2   2/1/2006   12/28/2005
6652267425                   7         87300     3/1/2006       2/1/2036             360        580.81   3/1/2006     1/4/2006
6653518685                6.75        417000     2/1/2006       1/1/2036             360       2704.66   2/1/2006   12/30/2005
6655778238               6.625         57600     2/1/2006       1/1/2036             360        368.82   3/1/2006   12/29/2005
6656025852               6.875        496000     2/1/2006       1/1/2036             360       3258.37   3/1/2006   12/21/2005
6657774615                6.75         86800     2/1/2006       1/1/2036             360        562.99   2/1/2006   12/27/2005
6659976242                6.75        207000     3/1/2006       2/1/2036             360        1342.6   3/1/2006    1/17/2006
6668882985               6.625        158000     3/1/2006       2/1/2036             360        1011.7   3/1/2006    1/18/2006
6671782834               6.875        173000     3/1/2006       2/1/2036             360       1136.49   3/1/2006     1/3/2006
6676382242                7.25        148000     2/1/2006       1/1/2036             360       1009.63   3/1/2006     1/4/2006
6677185636                7.25        622500     3/1/2006       2/1/2036             360       4246.55   3/1/2006    1/11/2006
6681930837                6.75        312000     2/1/2006       1/1/2036             360       2023.63   3/1/2006   12/28/2005
6684960492                7.25        106000     3/1/2006       2/1/2036             360        723.11   3/1/2006    1/11/2006
6685947399                6.75        195000     2/1/2006       1/1/2036             360       1264.77   2/1/2006   12/29/2005
6687040425                6.75        230000     3/1/2006       2/1/2036             360       1491.78   3/1/2006     1/3/2006
6692639617               7.125         83600     3/1/2006       2/1/2036             360        563.23   3/1/2006    1/13/2006
6700814780                7.25         63600     3/1/2006       2/1/2036             360        433.87   3/1/2006    1/20/2006
6701399658                7.25        369600     3/1/2006       2/1/2036             360       2521.33   3/1/2006    1/13/2006
6703459948               6.625         69600     3/1/2006       2/1/2036             360        445.66   3/1/2006    1/12/2006
6705687850               6.875         92000     2/1/2006       1/1/2036             360        604.38   2/1/2006   12/30/2005
6711015641                   7        248000     3/1/2006       2/1/2036             360       1649.96   3/1/2006    1/25/2006
6714140511                6.75        100000     3/1/2006       2/1/2036             360         648.6   3/1/2006    1/13/2006
6717312588                7.25        144000     2/1/2006       1/1/2036             360        982.34   2/1/2006   12/27/2005
6720076030                6.75        175519     2/1/2006       1/1/2036             360       1138.42   2/1/2006     1/3/2006
6721061957               7.125        123920     3/1/2006       2/1/2036             360        834.88   3/1/2006    1/10/2006
6722981005                   7        120000     2/1/2006       1/1/2036             360        798.37   2/1/2006     1/5/2006
6723207624               6.875        291000     2/1/2006       1/1/2036             360       1911.67   2/1/2006   12/27/2005
6723454630               7.375         66400     3/1/2006       2/1/2036             360        458.61   3/1/2006     1/9/2006
6723849375               6.625        126782     2/1/2006       1/1/2036             360         811.8   3/1/2006     1/3/2006
6731804982               6.875        138920     3/1/2006       2/1/2036             360        912.61   3/1/2006    1/13/2006
6737192952               6.625         74400     3/1/2006       2/1/2036             360         476.4   3/1/2006    1/20/2006
6753325700                6.75        187700     2/1/2006       1/1/2036             360       1217.42   3/1/2006   12/29/2005
6756772700               6.625        111520     2/1/2006       1/1/2036             360        714.08   3/1/2006   12/30/2005
6757193963               7.625        180000     3/1/2006       2/1/2036             360       1274.03   3/1/2006    1/17/2006
6759138172                7.25        270000     2/1/2006       1/1/2036             360       1841.88   2/1/2006     1/5/2006
6768207067                6.75         78000     3/1/2006       2/1/2036             360        505.91   3/1/2006    1/19/2006
6775281113                6.75         68400     3/1/2006       2/1/2036             360        443.65   3/1/2006    1/18/2006
6775490466                6.75         96638     2/1/2006       1/1/2036             360         626.8   2/1/2006     1/3/2006
6783955310               7.125         94400     2/1/2006       1/1/2036             360           636   2/1/2006   12/23/2005
6784948736               6.625        359200     3/1/2006       2/1/2036             360          2300   3/1/2006    1/23/2006
6785808731                6.75        300000     3/1/2006       2/1/2036             360        1945.8   3/1/2006     1/5/2006
6789522452                6.75        132000     3/1/2006       2/1/2036             360        856.15   3/1/2006    1/20/2006
6792039015               6.875        231920     2/1/2006       1/1/2036             360       1523.55   3/1/2006   12/30/2005
6800393891               6.875        389000     3/1/2006       2/1/2036             360       2555.46   3/1/2006    1/19/2006
6801907020                6.75        228950     3/1/2006       2/1/2036             360       1484.97   3/1/2006     1/6/2006
6801973535               6.625        186504     3/1/2006       2/1/2036             360       1194.21   3/1/2006     1/4/2006
6805037998               7.125        197670     3/1/2006       2/1/2036             360       1331.74   3/1/2006    1/19/2006
6812689369                6.75        277200     3/1/2006       2/1/2036             360       1797.92   3/1/2006    1/20/2006
6815987109                6.75         97600     3/1/2006       2/1/2036             360        633.04   3/1/2006    1/17/2006
6816133646               6.875         81576     2/1/2006       1/1/2036             360         535.9   3/1/2006   12/15/2005
6816937889                6.75        112000     3/1/2006       2/1/2036             360        726.44   3/1/2006    1/24/2006
6817952655               6.875        159920     3/1/2006       2/1/2036             360       1050.57   3/1/2006    1/19/2006
6820262563                6.75         80000     3/1/2006       2/1/2036             360        518.88   3/1/2006     1/3/2006
6820600267               7.625        118750     2/1/2006       1/1/2036             360        840.51   2/1/2006   12/29/2005
6822115439                 7.5        157500     3/1/2006       2/1/2036             360       1101.27   3/1/2006    1/13/2006
6823649675               6.875         88000     3/1/2006       2/1/2036             360         578.1   3/1/2006    1/10/2006
6826302181               6.875        132000     3/1/2006       2/1/2036             360        867.15   3/1/2006    1/19/2006
6828044534               6.625        122400     2/1/2006       1/1/2036             360        783.75   2/1/2006   12/28/2005
6828391265                   7        182000     2/1/2006       1/1/2036             360       1210.86   2/1/2006   12/30/2005
6830797186               6.625        287900     3/1/2006       2/1/2036             360       1843.46   3/1/2006    1/20/2006
6832123514                   7        128000     2/1/2006       1/1/2036             360        851.59   2/1/2006   12/28/2005
6832960360               6.625         80000     2/1/2006       1/1/2036             360        512.25   3/1/2006   12/21/2005
6833258681               7.125        104800     3/1/2006       2/1/2036             360        706.06   3/1/2006    1/11/2006
6846212006               6.625        148720     3/1/2006       2/1/2036             360        952.28   3/1/2006    1/10/2006
6847448179                6.75         66478     2/1/2006       1/1/2036             360        431.18   2/1/2006     1/3/2006
6848723034                6.75        120000     3/1/2006       2/1/2036             360        778.32   3/1/2006    1/12/2006
6849317703               6.875        175120     3/1/2006       2/1/2036             360       1150.42   3/1/2006     1/5/2006
6850036762                6.75        114400     3/1/2006       2/1/2036             360           742   3/1/2006    1/11/2006
6851796786                   7        344000     3/1/2006       2/1/2036             360       2288.65   3/1/2006     1/9/2006
6854043871               7.625        279000     3/1/2006       2/1/2036             360       1974.75   3/1/2006     1/6/2006
6856467987               7.375        137000     3/1/2006       2/1/2036             360        946.23   3/1/2006    1/17/2006
6857655184               6.625        134612     2/1/2006       1/1/2036             360        861.94   2/1/2006     1/3/2006
6862328785                6.75        144000     3/1/2006       2/1/2036             360        933.99   3/1/2006     1/5/2006
6865270992                6.75         35000     2/1/2006       1/1/2036             360        227.01   3/1/2006   12/21/2005
6865729781               6.625        180000     3/1/2006       2/1/2036             360       1152.57   3/1/2006     1/3/2006
6867547983               6.875         90000     2/1/2006       1/1/2036             360        591.24   3/1/2006   12/28/2005
6868678530               6.875        134720     3/1/2006       2/1/2036             360        885.02   3/1/2006    1/18/2006
6871508591                 7.5        125000     2/1/2006       1/1/2036             360        874.02   2/1/2006   12/28/2005
6876803211               6.625         98000     2/1/2006       1/1/2036             360        627.51   2/1/2006   12/27/2005
6877889680                6.75        114400     3/1/2006       2/1/2036             360           742   3/1/2006    1/18/2006
6888695704                6.75        117600     3/1/2006       2/1/2036             360        762.76   3/1/2006    1/20/2006
6889056336                6.75         64572     2/1/2006       1/1/2029             276        461.32   3/1/2006     1/3/2006
6890301861               6.625        292000     3/1/2006       2/1/2036             360       1869.71   3/1/2006    1/13/2006
6890608489               6.625         96000     2/1/2006       1/1/2036             360         614.7   3/1/2006   12/27/2005
6891336114                   7        397381     2/1/2006       1/1/2036             360       2643.79   2/1/2006   12/28/2005
6892211332               6.625        117200     3/1/2006       2/1/2036             360        750.45   3/1/2006    1/17/2006
6892513463               6.875        166000     2/1/2006       1/1/2036             360       1090.51   3/1/2006   12/27/2005
6893909579               6.875         53251     2/1/2006       1/1/2036             360        349.83   3/1/2006   12/29/2005
6896058713               6.875        112000     3/1/2006       2/1/2036             360        735.77   3/1/2006    1/23/2006
6898004616               6.875        182400     2/1/2006       1/1/2036             360       1198.24   2/1/2006     1/3/2006
6900570117                7.25        260000     3/1/2006       2/1/2036             360       1773.66   3/1/2006    1/20/2006
6906555179               6.625         60800     3/1/2006       2/1/2036             360        389.31   3/1/2006    1/12/2006
6907826686               7.125        237498     2/1/2006       1/1/2036             360       1600.07   3/1/2006   12/28/2005
6909152941               6.875        336000     3/1/2006       2/1/2036             360       2207.29   3/1/2006     1/5/2006
6912303754               6.625         75124     2/1/2006       1/1/2031             300        513.13   2/1/2006     1/3/2006
6916162404                   7        128720     3/1/2006       2/1/2036             360        856.38   3/1/2006    1/20/2006
6919615200               6.625        359000     2/1/2006       1/1/2036             360       2298.72   2/1/2006   12/29/2005
6925261866                6.75         35600     3/1/2006       2/1/2036             360        230.91   3/1/2006    1/13/2006
6930238206                 7.5        160000     3/1/2006       2/1/2036             360       1118.75   3/1/2006    1/23/2006
6932500223               6.625        170400     2/1/2006       1/1/2026             240       1283.03   3/1/2006   12/29/2005
6933374099                   7         51000     3/1/2006       2/1/2036             360        339.31   3/1/2006    1/10/2006
6941991645                7.25         96000     3/1/2006       2/1/2036             360        654.89   3/1/2006     1/9/2006
6942989390                6.75        116800     3/1/2006       2/1/2036             360        757.57   3/1/2006    1/12/2006
6949431677               6.875        324000     3/1/2006       2/1/2036             360       2128.45   3/1/2006    1/12/2006
6952323035               6.875        155000     3/1/2006       2/1/2036             360       1018.24   3/1/2006    1/11/2006
6955674954                7.25        107250     3/1/2006       2/1/2036             360        731.64   3/1/2006     1/6/2006
6956949488               6.625        400200     12/1/2005     11/1/2035             360       2562.53   2/1/2006   10/12/2005
6961340475               6.625        124000     3/1/2006       2/1/2036             360        793.99   3/1/2006    1/20/2006
6965016634               6.875        265000     2/1/2006       1/1/2036             360       1740.87   3/1/2006   12/27/2005
6972461153                6.75        325089     2/1/2006       1/1/2036             360       2108.53   2/1/2006     1/3/2006
6973827592                6.75        115960     2/1/2006       1/1/2036             360        752.12   3/1/2006   12/14/2005
6974373950               6.625        172000     3/1/2006       2/1/2036             360       1101.34   3/1/2006    1/19/2006
6974524552               6.625         69600     3/1/2006       2/1/2036             360        445.66   3/1/2006    1/13/2006
6975942977                7.25        139196     2/1/2006       1/1/2036             360        949.57   3/1/2006   12/23/2005
6976698404               6.625         84720     3/1/2006       2/1/2036             360        542.48   3/1/2006    1/13/2006
6976789187               6.875        162900     2/1/2006       1/1/2036             360       1070.14   2/1/2006   12/22/2005
6985109567               6.875        131000     2/1/2006       1/1/2036             360        860.58   3/1/2006   12/28/2005
6989046674               6.875         87200     3/1/2006       2/1/2036             360        572.85   3/1/2006     1/6/2006
6994486501               6.625         75000     3/1/2006       2/1/2036             360        480.24   3/1/2006     1/9/2006
6995942601               6.875        372000     2/1/2006       1/1/2036             360       2443.78   2/1/2006   12/20/2005



   Loan        Remaining           Scheduled         Credit   Appraisal    Sales
  Number     Term (Months)   Principal Balance ($)   Score      Value      Price
---------------------------------------------------------------------------------
3302527423             360                   89600      795      113000    112000
3302864198             360                   41600      716       99645     52000
3303363174             358                 94151.4      744      125000    117900
3303382281             360                   60000      716       80000     75000
3303445658             360                  154400      711      193000    193000
3303457224             359               147875.66      783      186000    185000
3303507606             359                88730.72      737      113000    111000
3303515419             360                   79920      742      100000     99900
3303555274             360                  124800      736      168000    156000
3303574846             360                  128000      749      162000    160000
3303582724             360                   93600      750      119000    117000
3303587012             360                   66400      722       87700     83000
3303598662             360                   76000      713      110000     95000
3303602225             360                   76016      714      162000     95020
3303604742             359               115103.21      783      148000    144000
3303606986             360                   43200      725       54000     55000
3303612976             360                   56000      722       74500     70000
3303614014             359               135083.59      729      192000    169000
3303616340             359               129893.43      755      162500    164000
3303617207             360                  204800      793      257000    256000
3303618486             359                  146277      746      184000    183000
3303619377             360                   80720      750      103000    100900
3303620755             359               177051.13      790      222000    221500
3303622843             360                  152000      741      190000    190000
3303630465             359               227808.45      720      295000    285000
3303637650             360                  117600      789      160000    147000
3303638823             360                  160000      739      200000    200000
3303641397             359                157467.6      701      205000    197000
3303641728             359               127692.63      732      165000    159750
3303652881             359               264771.84      779     1795000         0
3303654028             360                   91200      806      135000    114000
3303659845             360                   52000      681       65000     65000
3303664548             360                   86400      777      109000    108000
3303673572             360                  200000      710      260000    250000
3303676328             359               102236.13      760      128000    127900
3303682862             360                  199200      765      250000    249000
3303686384             360                  253200      717      317000    316500
3303688307             360                   48000      743       66000     60000
3303693042             360                  101600      749      130000    127000
3303699809             360                  364620      747      620000         0
3303702926             360                   77600      707       97500     97000
3303704419             360                  155780      769      221500    194725
3303706893             360                  174000      682      225000    217500
3303710523             360                   76000      721       98000     95000
3303712453             360                  196000      715      245000    245000
3303717478             360                   87920      690      116000    109900
3303729580             360                  132400      756      166500    165500
3303734507             360                  114400      736      143000    143000
3303772051             360                  139600      737      175000    174500
6003453583             360                  115120      664      145000    143900
6011800247             360                  244400      651      431000         0
6015254656             360                  164000      809      206000    205000
6024379171             359               326363.61      711      440000    408250
6025451938             359               198678.79      649      225000    205000
6025674059             360                  336000      681      420000    435000
6026168044             360                  151500      705      344000         0
6026228988             360                  349800      743      420000         0
6031644492             357               167665.59      757      510000    510000
6031897678             359               108908.42      767      137000    136250
6042537719             359               119819.25      681      155000    149900
6046835630             360                  232000      718      290000         0
6055632027             359                79932.78      715      115000    100000
6056745513             360                  269550      685      303000    299500
6059305950             359                99116.65      779      127000    124000
6060302624             359               221305.57      680      280000    276876
6064373662             359                89522.85      683      112000    112000
6072413021             359               304537.57      691      385000    381000
6073709302             359                64713.23      808      297000         0
6075248176             359               141602.96      726      179000    177160
6078863120             360                  287200      796      359000    359000
6080086256             360                   43200      726       54000     54000
6081741362             360                  108000      693      135000    135000
6092835229             360                  200000      765      250000    250000
6099653658             360                  366000      725      610000         0
6100216859             360                  148800      727      195000    186000
6100706107             360                  317600      788      397000    397000
6100909701             359               182250.48      718      228000    228000
6104661043             359                121897.5      788      153000    152500
6114976589             360                  100800      674      126000    126000
6115318104             359                96716.65      757      121000    121000
6121544263             263                94410.39      726      150000         0
6122221077             360                  190000      655      280000         0
6123281559             360                  115600      717      145000    144500
6127781638             360                   40000      746       50000     50000
6128971964             360                   60000      754      120000    120000
6132215085             360                   90300      709      115000    113500
6138335010             360                  256000      681      400000    320000
6150213434             360                  238500      686      265000    265000
6150849500             360                   49600      664       95000     62000
6153581365             360                  185000      785      285000    285000
6154485046             360                  100000      780      159800    169000
6164027341             359               102915.56      736      130000    130000
6164990860             360                  126000      667      160000    157500
6166591112             360                  417000      706      550000    550000
6168802210             360                  360200      717      485000         0
6173355220             360                  127250      689      189000    141429
6174238763             359                34971.31      661       46000     45000
6174560422             360                  124000      699      140000    137800
6181336899             359               215614.02      674      270000    270000
6182995503             359                96638.74      676      120900    120900
6183722260             360                  153000      777      230000         0
6188232570             360                   97000      737      130000         0
6189047118             359               163840.42      741      206000    205000
6190003258             359               149868.65      733      222325         0
6190254992             360                  229300        0      420000    286645
6194812647             359                95917.34      771      122000    120000
6196646597             359                96374.89      792      233000         0
6198127828             360                  153600      757      202000    192000
6200879978             359                263772.7      717      330000         0
6202309768             360                   63920      797       85000     79900
6204142043             359               391216.05      662      445000    435050
6204943739             360                   95548      738      120000    119435
6209251369             359               163475.51      708      220000    204500
6210562739             360                   58480      694       73100     73100
6226358353             360                  325000      685      465000         0
6228040884             359               102309.65      702      131100    128000
6238250705             360                  204104      711      275000    255130
6239798439             359               227808.45      675      275000         0
6240213501             359                75210.18      673       96000     95275
6240745759             359                88725.13      775      111000    111000
6243681894             357               366046.71      718      530000         0
6244439631             359               160861.38      653      202000         0
6252161697             359                76935.31      815       98000     98000
6253860297             360                  379400        0      542000    568000
6254721563             359                99513.72      787      127000    125000
6262258517             360                  250442      696      390000         0
6268870851             360                   84000      742      105000    105000
6270656959             360                  149700      694      190000    187173
6272127165             359                92492.29      812      129000         0
6273159456             357               291259.81      692      365000         0
6278170698             360                  242000      686      395000         0
6281401171             359               162260.17      761      205000    203000
6281914751             359                80330.77      689      102000    100500
6284532832             359                 48565.7      746       55000     54000
6284915177             360                  120000      689      150000         0
6291234208             359                46041.28      742       60000     57600
6304149773             360                   44400      723       59000     55500
6305951425             359               135802.97      671      174000    169900
6307448917             360                  201255      733      485000         0
6308581666             358               395332.71      689      495000         0
6308619276             359               140684.58      738      176000    176000
6309366364             360                  258000      695      520000         0
6315650827             360                  152000      694      195000    190000
6323724168             360                  280000      687      355000         0
6324334439             360                  139200      688      187000    174000
6335941867             357               398935.39      705      521000         0
6339911023             359                79139.73      726       88000         0
6341762125             359                96714.59      759      123000    121000
6342354542             360                  220000      667      275000    275000
6342820492             359               172651.22      732      216000         0
6346836221             360                  228000      779      355000         0
6346952812             359               133254.17      709      167000    166711
6347782499             359               139876.48      693      460000         0
6355059038             360                  336600      772      427000    420807
6356550191             360                  130000      712      269000         0
6362523810             360                   88000      758      110000         0
6363468932             359               147481.97      701      185000         0
6365351482             360                   67200      789       84000     84000
6365981114             360                  151920      731      190000    189900
6366435698             359               120496.17      753      134000    134000
6374828173             358               362388.31      711      516000         0
6379849976             359               100915.15      690      144000         0
6385700718             359               125502.01      698      185000         0
6385701021             360                   98400      736      123000    123000
6386968173             360                  177300      683      197000    197000
6393439135             360                  126000      727      160000    157500
6394784539             360                   93200      742      117000    116500
6399332250             359                92745.07      782       92000     90125
6401007098             360                  384400      707      480500         0
6403199729             359                55152.47      774       72000     69000
6403990879             359                96716.65      726      122000         0
6407993523             358               295042.62      715      418000    360000
6408562350             360                   82400      809      103000    103000
6414043205             359               397785.04      712      467500         0
6415726782             360                  238400      740      298000    298000
6420160506             357               378167.81      760      500000         0
6421527778             300                  120395      689      220000         0
6424101647             359               199032.64      705      275000    249000
6424573191             360                   94000      699      105000         0
6431957817             359               199163.37      800      207000    205500
6435169740             359                79934.42      682      110000    100000
6436832189             360                  129193        0      187000    161491
6439484145             360                  212000      693      265000    265000
6446286129             359               129485.65      755      163000    162000
6447799187             360                  262400      670      340000    328000
6448222502             360                  147600      666      184500    184500
6450848632             360                  248000      669      325000    310000
6451766171             360                  127920      806      160000    159900
6452806901             359               151798.51      711      190000    189900
6457059563             360                  171000      651      191500    190000
6464120358             359               132688.42      798      166000         0
6467007073             360                  270000      716      363000         0
6467456189             360                  130000      689      162500    162500
6468955965             360                  233000      637      375000         0
6472603965             359               164868.05      737      235000    220000
6473029475             359                51958.41      807       65000     65000
6474456602             360                  200000      699      250000         0
6475949738             360                  156000      779      195000    195000
6476116063             360                  159600      718      175000    168000
6477159625             359               167616.56      640      187000    172950
6477424888             360                  280000      760      375000    350000
6481544929             360                   56000      710      105350    104000
6482436273             360                   77750      803      100000     97750
6482693766             359               105509.08      734      139000    132000
6495942085             359               133484.97      761      169000    167000
6499264007             360                  149750      678      189500    187200
6500084840             360                  293086      772      600000         0
6502597724             359                53154.19      748       67000     66500
6503258904             360                  162400      683      203000         0
6505003670             359               115902.54      761      145000         0
6506002218             360                  181000      760      235000         0
6506069381             359               262779.04      685      312000         0
6507223250             359               226748.77      757      434164         0
6508038053             360                   66400      753      112000     83000
6513911047             360                  148000      739      185000         0
6518361313             359               374789.04      700      535000    468900
6521694429             359               125494.47      677      158000    157000
6542340499             359                61744.38      678       78000     77250
6548989869             360                  232000      703      290000         0
6549721592             360                  133600      731      169000    167000
6552692094             360                  212000      743      265000    265000
6564770755             357               387063.62      802      485000         0
6566117757             360                  299192      661      374000    373990
6580501499             359                87124.92      779      113000    109000
6580882626             359               168857.23      695      231000         0
6581240592             360                   81600      673      102000    102000
6586186352             359               224050.37      688      281000    280304
6588707171             360                  205000      697      500000         0
6591140931             359               103914.75      670      145000         0
6597033148             360                  125000      741      182000         0
6597104451             359               197833.66      737      248000    247500
6598190764             359               155862.36      729      221000    195000
6601161521             359               177043.65      756      325000         0
6601290221             360                  188000      692      240000    235000
6603564862             360                  300000      721      750000         0
6603777340             359               215822.94      716      270000         0
6614126701             360                  118400      704      175000    148000
6614844246             359               277266.86      673      370000         0
6617464562             360                  120000      746      160000    150000
6617761264             360                  105200      709      132000    131500
6628333061             360                  287000      685      455000         0
6629402147             359                99112.48      726      124000         0
6631535108             360                   55620      697       64000     61800
6631938666             360                  168000      683      210000    210000
6640573389             359               261768.84      701      350000         0
6648974282             360                  164000      684      205000         0
6649420640             360                  190000      673      291000         0
6652099141             359               513546.51      754      650000    642500
6652267425             360                   87300      634       98000     97000
6653518685             359               416640.97      698      610000         0
6655778238             359                57549.18      715       84200     72000
6656025852             359                495583.3      705      628000    620000
6657774615             359                86725.26      795      124000         0
6659976242             360                  207000      716      450000         0
6668882985             360                  158000      707      216000         0
6671782834             360                  173000      658      235000         0
6676382242             359               147884.54      687      185000    185000
6677185636             360                  622500      669      830000         0
6681930837             359               311731.37      754      390000    390000
6684960492             360                  106000      706      213500         0
6685947399             359               194832.11      767      270000    270000
6687040425             360                  230000      671      370000         0
6692639617             360                   83600      756       89000     88000
6700814780             360                   63600      760       80000     79500
6701399658             360                  369600      698      462000         0
6703459948             360                   69600      687       87500     87000
6705687850             359                 91922.7      777      120000    115000
6711015641             360                  248000      678      355000         0
6714140511             360                  100000      726      320000         0
6717312588             359               143887.66      670      163000         0
6720076030             359               175367.87      772     5200000         0
6721061957             360                  123920      750      155000    154900
6722981005             359               119901.63      788      278000    276814
6723207624             359               290755.52      712      460000         0
6723454630             360                   66400      675       90000         0
6723849375             359               126670.14      737      202700         0
6731804982             360                  138920      696      175000    173662
6737192952             360                   74400      804       93000    102000
6753325700             359               187538.28      711      254000         0
6756772700             359                111421.6      755      140000    139400
6757193963             360                  180000      686      225000         0
6759138172             359               269789.37      739      370000         0
6768207067             360                   78000      720       98000     98000
6775281113             360                   68400      709       89000     85500
6775490466             359                96554.79      761      139900         0
6783955310             359                 94324.5      715      120000    118000
6784948736             360                  359200      668      449000         0
6785808731             360                  300000      671     1350000         0
6789522452             360                  132000      737      175000    165000
6792039015             359               231718.58      774      303000    289900
6800393891             360                  389000      666      535000         0
6801907020             360                  228950      664      293000    286188
6801973535             360                  186504      672      239000    233131
6805037998             360                  197670      752      336000         0
6812689369             360                  277200      685      400000         0
6815987109             360                   97600      754      122000         0
6816133646             359                81507.46      722      102500    101970
6816937889             360                  112000      690      140000         0
6817952655             360                  159920      679      201000    199900
6820262563             360                   80000      706      101000    100000
6820600267             359               118664.05      718      129000    125000
6822115439             360                  157500      659      210000         0
6823649675             360                   88000      707      145000    110000
6826302181             360                  132000      699      165000    165000
6828044534             359                  122292      736      153000    153000
6828391265             359               181850.81      771      270000    269000
6830797186             360                  287900      686      373500    359900
6832123514             359               127895.08      712      161000    160000
6832960360             359                79929.42      748      110000    100000
6833258681             360                  104800      679      131000         0
6846212006             360                  148720      694      190000    185900
6847448179             359                66420.76      744       97000         0
6848723034             360                  120000      695      165000    150000
6849317703             360                  175120      762      242600    218900
6850036762             360                  114400      669      143000         0
6851796786             360                  344000      688      430000         0
6854043871             360                  279000      671      548000         0
6856467987             360                  137000      722      200000    199000
6857655184             359               134493.23      716      231081         0
6862328785             360                  144000      751      199000    180000
6865270992             359                34969.87      734       91000     85000
6865729781             360                  180000      758      237000    225000
6867547983             359                89924.39      664      100000         0
6868678530             360                  134720      665      170000    168400
6871508591             359               124907.23      637      171000         0
6876803211             359                97913.53      731      124000    122500
6877889680             360                  114400      655      143000         0
6888695704             360                  117600      696      147000    147000
6889056336             275                 64473.9      810       85000         0
6890301861             360                  292000      684      375000         0
6890608489             359                 95915.3      789      120000    120000
6891336114             359               396297.54      723      490000    441535
6892211332             360                  117200      702      148000    146500
6892513463             359               165860.53      700      225000    207500
6893909579             359                53206.25      777       60000     51700
6896058713             360                  112000      754      140000    140000
6898004616             359               182246.76      739      228000    228000
6900570117             360                  260000        0      375000         0
6906555179             360                   60800      665       76000     80000
6907826686             359               237308.07      732      315000         0
6909152941             360                  336000      691      425000    422000
6912303754             299                75025.62      751      109100         0
6916162404             360                  128720      693      161000    160900
6919615200             359               358683.26      785      595000         0
6925261866             360                   35600      788       65000     44500
6930238206             360                  160000      642      230000         0
6932500223             239               170057.69      657      400000         0
6933374099             360                   51000      678       64000     64000
6941991645             360                   96000      713      120100         0
6942989390             360                  116800      710      146000    146000
6949431677             360                  324000      699      409000    405000
6952323035             360                  155000      663      207000         0
6955674954             360                  107250      709      143000         0
6956949488             357               399134.87      617      540000         0
6961340475             360                  124000      767      156000    155000
6965016634             359               264627.36      679      390000         0
6972461153             359                324809.1      649      489000         0
6973827592             359               115860.16      786      180000    144950
6974373950             360                  172000      677      215000         0
6974524552             360                   69600      760       87000     87000
6975942977             359               139087.41      755      240000    173995
6976698404             360                   84720      779      109000    105900
6976789187             359               162763.14      687      204000    203712
6985109567             359               130889.94      680      191000         0
6989046674             360                   87200      693      115000    109000
6994486501             360                   75000      722      141000    135000
6995942601             359               371687.47      654      465000    465000




Loan Count:                          367
Scheduled PB
as February 1, 2006:      $61,056,863.20
Unpaid PB W/A:               $166,367.47
W/A Interest Rate:                 6.862
W/A Remaining Term:         359.2 months

                                   EXHIBIT D-5

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 5)


Bank of America
               [LOGO]

BOAALT 2006-02
Group 5:
Mortgage Schedule



   Loan         Property                                                  Loan                  Doc         Original
  Number          Type                   Occupancy                      Purpose                 Type        LTV (%)
--------------------------------------------------------------------------------------------------------------------
3303622694   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.99
6001833026   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.85
6002861141   Single Family       Primary (Owner Occupied)               Purchase               Stated          73.69
6003459952    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6008030048   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          66.38
6020065956   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6020395080    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6027804902   Single Family      Secondary (Owner Occupied)              Purchase              Standard         29.71
6035663910   Single Family       Primary (Owner Occupied)        Construction_Permanent        Stated          62.77
6035761862   Condo Highrise     Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          46.25
6038155732   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6044343850   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6048198540   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6055517426   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          64.62
6081697655    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6084397832    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          49.16
6092184297   Single Family       Primary (Owner Occupied)               Purchase               Stated          75.00
6092372280   Single Family       Primary (Owner Occupied)               Purchase               Stated          75.00
6093002266    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          80.00
6109896388   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          77.71
6111205081   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6112819740    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          75.00
6123400068    Three Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          60.74
6130686212    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          80.00
6143217054   Single Family       Primary (Owner Occupied)        Construction_Permanent       Standard         90.00
6147383845   Condo Highrise      Primary (Owner Occupied)               Purchase              Standard         80.00
6162140393   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6167032389   Condo Highrise      Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6170786294    PUD Detached      Secondary (Owner Occupied)              Purchase               Stated          68.44
6171824920   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          70.86
6179863110   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         75.00
6185840474   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.76
6192866926   Single Family       Primary (Owner Occupied)        Construction_Permanent        Stated          63.56
6193825939   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6206847953   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          85.00
6219711659   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.33
6236148422   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         75.00
6247493288   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6250496301     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          73.96
6251086697   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          61.64
6286434649   Condo Highrise      Primary (Owner Occupied)               Purchase               Stated          80.00
6301147812   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          70.00
6314156800    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.90
6320702183   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6333418496    PUD Detached       Primary (Owner Occupied)        Construction_Permanent        Stated          59.80
6337004268   Single Family       Primary (Owner Occupied)               Purchase               Stated          89.95
6340488508   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.90
6360241175   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          49.61
6367287148    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          75.00
6395956482   Condo Highrise   Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6413938736   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6415636320   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6420063833   Single Family       Primary (Owner Occupied)               Purchase               Stated          75.00
6426609720    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          74.99
6446499078   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6447117091   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.68
6470569309   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6472479333   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          63.88
6478490193    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          75.00
6508312201   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          76.11
6512614725   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6516076541    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          75.00
6517345630         CL            Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          79.91
6517695679   Single Family       Primary (Owner Occupied)               Purchase               Stated          70.00
6528052787    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          57.70
6537283670   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          77.03
6543190828    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6543877085   Single Family       Primary (Owner Occupied)               Purchase               Stated          67.57
6544594002    PUD Detached    Investment (Non-Owner Occupied)           Purchase               Stated          69.68
6556602735   Single Family       Primary (Owner Occupied)               Purchase               Stated          73.52
6571634317    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          71.52
6576958695   Single Family      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          52.77
6591331050   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6596432226   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          76.58
6618797879   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.72
6620729928    PUD Detached      Secondary (Owner Occupied)              Purchase              Standard         75.00
6629502946   Single Family      Secondary (Owner Occupied)              Purchase               Stated          80.00
6633864688   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6647432688   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          78.76
6674985715   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          36.00
6688409645   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          77.16
6696394524   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          65.00
6707285877    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          80.00
6708960593   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6709055237   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          75.00
6710426419   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.78
6711231164    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6712280210   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6719577212   Single Family       Primary (Owner Occupied)               Purchase               Stated          61.03
6738505095   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          68.18
6762074646    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          46.70
6766008962   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6777379188   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          75.51
6778431848    PUD Detached      Secondary (Owner Occupied)              Purchase               Stated          80.00
6784339464    Three Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6787131421    PUD Detached       Primary (Owner Occupied)               Purchase              No Ratio         70.00
6788853189   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6802174372   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6804642830   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6805046528   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          50.00
6810411303   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6814574247   Single Family       Primary (Owner Occupied)               Purchase               Stated          61.25
6815392219   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6828834181   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          76.84
6833806463   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6839128102         HC           Secondary (Owner Occupied)              Purchase              Standard         72.95
6860379665   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.93
6861027651   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6879431234   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6882934075   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          70.00
6894089116   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          74.38
6914044679    PUD Detached       Primary (Owner Occupied)               Purchase              No Ratio         45.86
6920137459   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6934834893    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          68.88
6935069911   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.44
6941151398   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         80.00
6952141569   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6964378324   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6979530836   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          68.76
6983557007   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          21.97
6989816928    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          66.21
6998888850   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          64.35


                                  Original
   Loan      Mortgage Interest    Principal    First Payment   Maturity      Original        Monthly     Current       Closing
  Number         Rate (%)        Balance ($)       Date          Date      Term (Months)   Payment ($)   Due Date         Date
------------------------------------------------------------------------------------------------------------------------------
3303622694                6.75        459950     2/1/2006      1/1/2036              360       2983.23   2/1/2006   12/23/2005
6001833026                   6        452000     2/1/2006      1/1/2036              360       2709.97   2/1/2006    12/6/2005
6002861141               6.125       1000000     3/1/2006      2/1/2036              360       6076.11   3/1/2006    1/18/2006
6003459952                 6.5        428000     2/1/2006      1/1/2036              360       2705.26   2/1/2006   12/14/2005
6008030048                 6.5        863000     1/1/2006      12/1/2035             360       5454.75   2/1/2006    12/9/2005
6020065956               7.125        576000     2/1/2006      1/1/2036              360       3880.62   2/1/2006   12/21/2005
6020395080                6.75        444720     1/1/2006      12/1/2035             360       2884.45   2/1/2006    12/5/2005
6027804902                7.25        832000     2/1/2006      1/1/2036              360       5675.71   2/1/2006   12/16/2005
6035663910               6.375        565000     1/1/2006      12/1/2035             360       3524.87   2/1/2006    12/1/2005
6035761862                7.25        555000     2/1/2006      1/1/2036              360       3786.08   2/1/2006   12/30/2005
6038155732               6.875        464000     3/1/2006      2/1/2036              360       3048.15   3/1/2006    1/23/2006
6044343850                   7        675000     3/1/2006      2/1/2036              360        4490.8   3/1/2006     1/4/2006
6048198540                 6.5        548000     2/1/2006      1/1/2036              360       3463.74   3/1/2006   12/30/2005
6055517426               6.625        775500     3/1/2006      2/1/2036              360       4965.62   3/1/2006    1/24/2006
6081697655                 6.5        496000     3/1/2006      2/1/2036              360       3135.06   3/1/2006    1/20/2006
6084397832                7.75       1180000     3/1/2006      2/1/2036              360       8453.67   3/1/2006    1/17/2006
6092184297                 6.5        658125     3/1/2006      2/1/2036              360        4159.8   3/1/2006    1/19/2006
6092372280               6.125        600000     1/1/2006      12/1/2035             360       3645.67   2/1/2006   11/14/2005
6093002266               6.625       1124000     3/1/2006      2/1/2036              360        7197.1   3/1/2006    1/13/2006
6109896388               6.625        544000     2/1/2006      1/1/2036              360        3483.3   2/1/2006   12/21/2005
6111205081               6.625        448000     3/1/2006      2/1/2036              360        2868.6   3/1/2006    1/12/2006
6112819740                6.25        493437     2/1/2006      1/1/2036              360       3038.18   2/1/2006   12/30/2005
6123400068                6.75        650000     3/1/2006      2/1/2036              360       4215.89   3/1/2006    1/23/2006
6130686212                6.25        456000     1/1/2006      12/1/2035             360       2807.68   2/1/2006   11/28/2005
6143217054                   6        810000     11/1/2005     10/1/2035             360       4856.36   2/1/2006    10/1/2005
6147383845               6.875        478800     2/1/2006      1/1/2036              360       3145.38   2/1/2006   12/27/2005
6162140393                 6.5        600000     3/1/2006      2/1/2036              360       3792.41   3/1/2006    1/12/2006
6167032389               6.875        468750     3/1/2006      2/1/2036              360       3079.36   3/1/2006    1/13/2006
6170786294               6.625       1000000     2/1/2006      1/1/2036              360       6403.11   2/1/2006    12/8/2005
6171824920               6.625        450000     1/1/2006      12/1/2035             360        2881.4   2/1/2006   11/30/2005
6179863110                6.75        426750     3/1/2006      2/1/2036              360        2767.9   3/1/2006    1/20/2006
6185840474                6.75        510000     2/1/2006      1/1/2036              360       3307.86   2/1/2006   12/21/2005
6192866926               6.625        464000     12/1/2005     11/1/2035             360       2971.05   2/1/2006    11/1/2005
6193825939               6.875        520000     3/1/2006      2/1/2036              360       3416.03   3/1/2006    1/19/2006
6206847953               7.125        595000     2/1/2006      1/1/2036              360       4008.63   2/1/2006     1/3/2006
6219711659               6.625        480000     2/1/2006      1/1/2036              360        3073.5   2/1/2006   12/27/2005
6236148422               6.375        621750     1/1/2006      12/1/2035             360       3878.92   2/1/2006   11/29/2005
6247493288               6.375        880000     1/1/2006      12/1/2035             360       5490.06   2/1/2006   11/16/2005
6250496301                6.25        998500     2/1/2006      1/1/2036              360       6147.94   2/1/2006   12/27/2005
6251086697               6.625        431500     2/1/2006      1/1/2036              360       2762.95   3/1/2006     1/4/2006
6286434649               5.625        600000     2/1/2006      1/1/2036              360       3453.94   2/1/2006   12/13/2005
6301147812                7.75        630000     2/1/2006      1/1/2036              360        4513.4   3/1/2006    12/2/2005
6314156800                   7        491395     2/1/2006      1/1/2036              360       3269.27   2/1/2006   12/16/2005
6320702183               7.375        572000     3/1/2006      2/1/2036              360       3950.67   3/1/2006     1/5/2006
6333418496                   6        930000     2/1/2006      1/1/2036              360       5575.82   2/1/2006     1/1/2006
6337004268                6.25        564000     1/1/2006      12/1/2035             360       3472.65   2/1/2006    11/4/2005
6340488508               6.625        618000     3/1/2006      2/1/2036              360       3957.13   3/1/2006    1/25/2006
6360241175               6.625        650000     3/1/2006      2/1/2036              360       4162.03   3/1/2006    1/23/2006
6367287148               7.875        592500     3/1/2006      2/1/2036              360       4296.04   3/1/2006     1/3/2006
6395956482               7.375        544000     1/1/2006      12/1/2035             360       3757.28   2/1/2006   11/23/2005
6413938736               6.375        436000     2/1/2006      1/1/2036              360       2720.08   3/1/2006   12/14/2005
6415636320                7.25        528000     2/1/2006      1/1/2036              360        3601.9   3/1/2006   12/19/2005
6420063833                6.25        712500     1/1/2006      12/1/2035             360       4386.99   3/1/2006   11/21/2005
6426609720                 7.5        490850     3/1/2006      2/1/2036              360        3432.1   3/1/2006    1/19/2006
6446499078                6.75        440000     2/1/2006      1/1/2036              360       2853.84   2/1/2006   12/27/2005
6447117091               6.625        900000     2/1/2006      1/1/2036              360        5762.8   2/1/2006   12/14/2005
6470569309               6.625        540000     2/1/2006      1/1/2036              360       3457.68   2/1/2006   12/14/2005
6472479333                 6.5        460000     1/1/2006      12/1/2035             360       2907.52   2/1/2006   11/29/2005
6478490193                 6.5        641250     3/1/2006      2/1/2036              360       4053.14   3/1/2006     1/6/2006
6508312201                6.25        650000     2/1/2006      1/1/2036              360       4002.17   2/1/2006    1/10/2006
6512614725               7.125        858750     3/1/2006      2/1/2036              360       5785.56   3/1/2006     1/3/2006
6516076541                 6.5        975000     3/1/2006      2/1/2036              360       6162.67   3/1/2006     1/3/2006
6517345630                6.25        455500     11/1/2005     10/1/2035             360        2804.6   2/1/2006    9/16/2005
6517695679               6.875       2940000     3/1/2006      2/1/2036              360      19313.71   3/1/2006     1/4/2006
6528052787               6.875        477500     2/1/2006      1/1/2036              360       3136.84   2/1/2006    12/9/2005
6537283670                6.75        520000     2/1/2006      1/1/2036              360       3372.72   4/1/2006   12/14/2005
6543190828                 6.5        432800     2/1/2006      1/1/2036              360        2735.6   2/1/2006   12/16/2005
6543877085               6.375        446000     2/1/2006      1/1/2036              360       2782.46   3/1/2006   12/30/2005
6544594002               6.625        480807     3/1/2006      2/1/2036              360       3078.67   3/1/2006    1/25/2006
6556602735               6.125        500000     1/1/2006      12/1/2035             360       3038.06   2/1/2006   11/15/2005
6571634317                 6.5        422000     2/1/2006      1/1/2036              360       2667.33   3/1/2006     1/5/2006
6576958695                 6.5       1000000     2/1/2006      1/1/2036              360       6320.69   3/1/2006    12/7/2005
6591331050                   6        505040     1/1/2006      12/1/2035             360       3027.97   3/1/2006   11/21/2005
6596432226                 6.5        448000     2/1/2006      1/1/2036              360       2831.67   3/1/2006   12/21/2005
6618797879                6.25        680000     3/1/2006      2/1/2036              360       4186.88   3/1/2006    1/19/2006
6620729928                 6.5        446250     1/1/2006      12/1/2035             360       2820.61   2/1/2006   11/30/2005
6629502946                6.75        652000     2/1/2006      1/1/2036              360       4228.86   2/1/2006   12/15/2005
6633864688               6.625        648800     2/1/2006      1/1/2036              360       4154.34   2/1/2006   12/23/2005
6647432688               7.125        512000     2/1/2006      1/1/2036              360       3449.44   3/1/2006   12/29/2005
6674985715                7.25        450000     3/1/2006      2/1/2036              360        3069.8   3/1/2006    1/11/2006
6688409645                 7.5        500000     3/1/2006      2/1/2036              360       3496.08   3/1/2006    1/19/2006
6696394524                6.75        975000     2/1/2006      1/1/2036              360       6323.84   2/1/2006   12/12/2005
6707285877               6.375        736000     1/1/2006      12/1/2035             360       4591.69   2/1/2006   11/21/2005
6708960593                6.25        464800     3/1/2006      2/1/2036              360       2861.86   3/1/2006    1/18/2006
6709055237               6.375        525000     3/1/2006      2/1/2036              360       3275.32   3/1/2006    1/20/2006
6710426419                 6.5        602000     2/1/2006      1/1/2036              360       3805.05   3/1/2006    12/5/2005
6711231164               6.625        440000     2/1/2006      1/1/2036              360       2817.37   2/1/2006   12/19/2005
6712280210               7.375        455200     2/1/2006      1/1/2036              360       3143.96   3/1/2006     1/3/2006
6719577212                   6        470000     1/1/2006      12/1/2035             360       2817.89   3/1/2006    11/8/2005
6738505095                 7.5       1500000     3/1/2006      2/1/2036              360      10488.22   3/1/2006    1/20/2006
6762074646               6.375        460009     2/1/2006      1/1/2026              240       3395.94   2/1/2006   12/20/2005
6766008962               6.875        520000     3/1/2006      2/1/2036              360       3416.03   3/1/2006    1/24/2006
6777379188               6.875        494600     2/1/2006      1/1/2036              360       3249.17   3/1/2006     1/3/2006
6778431848               6.875        528000     2/1/2006      1/1/2036              360       3468.59   3/1/2006   12/28/2005
6784339464                6.25        740000     3/1/2006      2/1/2036              360       4556.31   3/1/2006    1/20/2006
6787131421                6.75        469000     2/1/2006      1/1/2036              360       3041.93   2/1/2006   12/12/2005
6788853189               6.875        487500     2/1/2006      1/1/2036              360       3202.53   2/1/2006   12/27/2005
6802174372               6.125        448000     3/1/2006      2/1/2036              360        2722.1   3/1/2006    1/20/2006
6804642830               6.875       1125000     1/1/2006      12/1/2035             360       7390.45   2/1/2006    12/5/2005
6805046528                 6.5        550000     2/1/2006      1/1/2036              360       3476.38   2/1/2006     1/4/2006
6810411303               6.125        440960     3/1/2006      2/1/2036              360       2679.32   3/1/2006     1/5/2006
6814574247                6.25        830000     1/1/2006      12/1/2035             360       5110.46   2/1/2006    12/5/2005
6815392219                6.25        484800     2/1/2006      1/1/2036              360          2985   2/1/2006   12/23/2005
6828834181                   6        730000     1/1/2006      12/1/2035             360       4376.72   3/1/2006   11/28/2005
6833806463               6.375        548000     1/1/2006      12/1/2035             360       3418.81   2/1/2006   11/10/2005
6839128102               6.875        445000     1/1/2006      12/1/2025             240       3416.78   2/1/2006   11/23/2005
6860379665               6.875        562000     2/1/2006      1/1/2036              360       3691.95   2/1/2006    12/2/2005
6861027651               6.875        472000     3/1/2006      2/1/2036              360       3100.71   3/1/2006    1/13/2006
6879431234                 6.5        520000     2/1/2006      1/1/2036              360       3286.76   2/1/2006   12/29/2005
6882934075                 6.5        700000     3/1/2006      2/1/2036              360       4424.48   3/1/2006    1/19/2006
6894089116                6.75        450000     3/1/2006      2/1/2036              360        2918.7   3/1/2006    1/10/2006
6914044679                   7        658197     2/1/2006      1/1/2036              360       4379.01   2/1/2006    12/9/2005
6920137459                6.75        626400     2/1/2006      1/1/2036              360       4062.82   3/1/2006   12/15/2005
6934834893                 7.5        775000     1/1/2006      12/1/2035             360       5418.92   2/1/2006    12/5/2005
6935069911               6.375        500000     1/1/2006      12/1/2035             360       3119.35   2/1/2006   11/29/2005
6941151398               6.375        460000     2/1/2006      1/1/2036              360       2869.81   3/1/2006     1/3/2006
6952141569               6.875        456000     2/1/2006      1/1/2036              360        2995.6   2/1/2006   12/14/2005
6964378324                6.25        660000     2/1/2006      1/1/2036              360       4063.74   3/1/2006   12/20/2005
6979530836                 6.5        480000     2/1/2006      1/1/2036              360       3033.93   3/1/2006   12/20/2005
6983557007                 6.5        835000     3/1/2006      2/1/2036              360       5277.77   3/1/2006     1/4/2006
6989816928               6.875        980000     2/1/2006      1/1/2036              360       6437.91   2/1/2006   12/16/2005
6998888850                 6.5        650000     1/1/2006      12/1/2035             360       4108.45   2/1/2006   11/29/2005



   Loan        Remaining           Scheduled         Credit   Appraisal    Sales
  Number     Term (Months)   Principal Balance ($)   Score      Value      Price
---------------------------------------------------------------------------------
3303622694             360              459,553.99      698      575000         0
6001833026             360              451,550.03      683      566000         0
6002861141             360            1,000,000.00      726     1357000   1357000
6003459952             360              427,613.07      691      535000         0
6008030048             359              861,435.44      718     1300000         0
6020065956             360              575,539.38      714      720000         0
6020395080             359              443,952.05      746      572000    555900
6027804902             360              818,656.07        0     2800000   2800000
6035663910             359              563,950.60      780      900000    928590
6035761862             359              554,567.05      707     1200000         0
6038155732             360              464,000.00      756      580000    580000
6044343850             360              675,000.00      660      900000         0
6048198540             359              547,504.59      780      685000    685000
6055517426             360              775,500.00      697     1200000         0
6081697655             360              496,000.00      718      620000         0
6084397832             360            1,180,000.00      726     2400000         0
6092184297             360              658,125.00      725      877500    877500
6092372280             359              598,830.68      708      800000    800000
6093002266             360            1,124,000.00      737     1405000   1411339
6109896388             360              543,520.03      691      700000         0
6111205081             360              448,000.00      671      560000         0
6112819740             359              492,968.80      797      675000    657906
6123400068             360              650,000.00      704     1070000         0
6130686212             359              455,132.39      749      570000         0
6143217054             357              806,750.08      732      900000   1137728
6147383845             359              478,397.75      683      615000    598500
6162140393             360              600,000.00      771      775000    750000
6167032389             360              468,750.00      735      625000         0
6170786294             360              999,117.72      685     1470000   1461000
6171824920             359              449,203.75      703      635000         0
6179863110             360              426,750.00      798      571000    569000
6185840474             360              509,560.89      703      731000         0
6192866926             358              462,765.06      680      730000    738439
6193825939             360              520,000.00      747      650000         0
6206847953             359              594,524.18      678      700000         0
6219711659             360              479,576.50      682      605000         0
6236148422             359              620,595.20      709      829000    829000
6247493288             359              878,365.55      772     1100000         0
6250496301             360              997,552.58      755     1350000         0
6251086697             359              431,119.29      723      700000         0
6286434649             360              599,358.56      698      775000    750000
6301147812             360              629,555.35      695      900000         0
6314156800             360              490,992.20      682      615000         0
6320702183             360              572,000.00      774      715000         0
6333418496             359              929,074.18      771     2100000   1555006
6337004268             359              562,926.91      746      627000    750000
6340488508             360              618,000.00      753      825000         0
6360241175             360              650,000.00      624     1310000         0
6367287148             360              592,500.00      790      790000    790000
6395956482             359              543,169.56      680      680000         0
6413938736             360              435,594.96      778      545000    545000
6415636320             360              527,588.10      705      660000         0
6420063833             359              711,144.00      692      950000    950000
6426609720             360              490,850.00      738      800000    654517
6446499078             360              439,621.16      689      550000         0
6447117091             359              899,205.95      755     1205000         0
6470569309             359              539,523.57      713      720000         0
6472479333             359              459,166.04      694      720000         0
6478490193             360              641,250.00      773      855000    855000
6508312201             359              649,383.25      737      854000         0
6512614725             360              858,750.00      688     1145000         0
6516076541             360              975,000.00      768     1300000         0
6517345630             357              453,757.63      690      570000         0
6517695679             360            2,940,000.00      794     4200000   4200000
6528052787             360              477,098.84      785      830000    827500
6537283670             360              519,552.28      696      675000         0
6543190828             360              432,408.73      660      541000    541000
6543877085             359              445,586.02      776      660000    660000
6544594002             360              480,807.00      764      690000    690000
6556602735             359              499,025.56      734      680000    750000
6571634317             359              421,618.50      707      590000         0
6576958695             360              999,095.98      729     1895000         0
6591331050             359              504,031.95      674      636000    631300
6596432226             360              447,595.00      698      585000         0
6618797879             360              680,000.00      677      910000         0
6620729928             359              445,440.97        0      600000    595000
6629502946             360              651,438.64      767      815000    815000
6633864688             359              648,227.58      720      811000         0
6647432688             359              511,590.56      743      650000         0
6674985715             360              450,000.00      668     1250000         0
6688409645             360              500,000.00      668      648000         0
6696394524             360              974,160.54      662     1500000         0
6707285877             359              734,633.00      813      920000    920000
6708960593             360              464,800.00      749      600000    581000
6709055237             360              525,000.00      748      700000         0
6710426419             360              601,355.78      761      805000         0
6711231164             360              439,611.80      742      550000         0
6712280210             359              454,853.62      753      570000    569000
6719577212             359              469,061.88      666      770000    770000
6738505095             360            1,500,000.00      732     2200000         0
6762074646             240              459,056.86      666      985000         0
6766008962             360              520,000.00      715      650000         0
6777379188             359              494,184.48      719      655000         0
6778431848             359              527,469.03      683      675000    660000
6784339464             360              740,000.00      755      925000    925000
6787131421             360              468,596.20      763      670000    670000
6788853189             360              487,090.44      717      650000         0
6802174372             360              448,000.00      744      575000    560000
6804642830             359            1,123,104.31      731     1500000         0
6805046528             359              549,502.79      743     1100000         0
6810411303             360              440,960.00      687      580000    551200
6814574247             359              828,420.81      725     1355000   1450000
6815392219             360              484,340.00      664      606000    606000
6828834181             359              728,542.93      770      950000         0
6833806463             359              546,982.18      764      690000    685000
6839128102             239              443,260.43      787      620000    610000
6860379665             360              561,527.84      727      750000         0
6861027651             360              472,000.00      682      590000         0
6879431234             359              519,529.91      740      690000    650000
6882934075             360              700,000.00      733     1000000         0
6894089116             360              450,000.00      681      605000         0
6914044679             360              657,657.47      701     1475000   1435000
6920137459             360              625,860.68      795      785000    783000
6934834893             359              773,846.07      743     1125000         0
6935069911             359              499,071.34      719      720000         0
6941151398             359              459,573.75      793      575000    575000
6952141569             360              455,616.90      673      570000    570000
6964378324             359              659,373.76      749      825000         0
6979530836             360              479,566.07      685      698000         0
6983557007             360              835,000.00      785     3800000         0
6989816928             359              979,176.67      789     1480000   1533100
6998888850             359              648,821.58      729     1010000         0

Loan Count:                          122
Scheduled PB
as February 1, 2006:      $75,539,965.87
Unpaid PB W/A:               $627,376.77
W/A Interest Rate:                 6.667
W/A Remaining Term:         357.7 months

                                   EXHIBIT D-6

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 6)


Bank of America
               [LOGO]

BOAALT 2006-02
Group 6:
Mortgage Schedule



   Loan         Property                                                  Loan                  Doc         Original
  Number          Type                   Occupancy                      Purpose                 Type        LTV (%)
--------------------------------------------------------------------------------------------------------------------
3302421718         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        18.53
3302500347   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
3302566579   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3302794296   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          51.76
3302857895   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         70.84
3302904044   Single Family      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          49.37
3302904358   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         42.48
3302912260   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         75.85
3302993419    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         19.23
3302999572    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303135523         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303140580     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          69.99
3303148146   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          58.29
3303163103   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        28.11
3303177186   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
3303199891    Three Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         64.69
3303201424   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        89.17
3303257384   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        51.83
3303298024    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
3303311462   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         37.12
3303320331     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          56.75
3303337418   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         22.99
3303350577   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out      Paper Saver        95.00
3303365591   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         45.09
3303374569   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303403624   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Rapid           80.00
3303408581         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         59.45
3303409118     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          56.60
3303420628   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         40.34
3303436343     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          61.68
3303440816         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.22
3303452712   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        24.90
3303456978   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         80.00
3303460590   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        70.00
3303463396   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        78.62
3303463537   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        79.40
3303463651   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        77.50
3303464592     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          43.07
3303466753    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        54.96
3303473833   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         24.87
3303475382   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         69.50
3303475994     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          14.80
3303478576         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        32.99
3303480242   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        18.63
3303482891   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        68.93
3303482958   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.06
3303487205     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          32.98
3303488922   Condo Highrise   Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303491926    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        37.99
3303492098   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        26.30
3303498673   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
3303501765   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          84.54
3303504686   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        53.09
3303508067     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         62.42
3303509313   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        36.78
3303509453   Single Family       Primary (Owner Occupied)               Purchase              Standard         78.09
3303509636         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        60.20
3303509776   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        59.33
3303513158    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         33.13
3303519700   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        11.94
3303519841   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.71
3303520070     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          20.87
3303527653   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         80.00
3303527752   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         63.42
3303530640   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Rapid           74.93
3303530962         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        70.00
3303541068    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         42.20
3303543932     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         75.00
3303544153   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         82.15
3303544518   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        71.30
3303547859     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          25.60
3303554053   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
3303554723   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         59.32
3303557825   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         10.40
3303558369   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        38.00
3303559151    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
3303559813    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
3303569549     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          14.28
3303579563   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        31.88
3303580991         CL         Investment (Non-Owner Occupied)           Purchase              Standard         64.16
3303582013     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         26.66
3303606044         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         66.15
3303613826     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          28.66
3303623650   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         58.18
3303623676   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        16.51
3303635472   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        75.00
3303637445     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          30.57
3303648426   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.98
3303650026   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        19.48
3303650034   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        69.35
3303651008   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        62.68
3303653111   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        60.41
3303655488   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        64.00
3303662575   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        79.91
3303666865   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          49.74
3303670586   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         35.68
3303671345   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         73.80
3303673044   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303678951   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        23.32
3303685956     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          68.81
3303707792     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          41.67
3303738730   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        18.54
3303739977   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6015011007   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6020063787    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
6027192993     Townhouse         Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          51.51
6036029210         CL            Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          67.15
6038888662   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          60.22
6040869643   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            60.56
6043044095   Condo Highrise   Investment (Non-Owner Occupied)           Purchase            Paper Saver        36.59
6056475269   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         60.41
6064361212   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        75.86
6070895286    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          52.83
6075426996     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          46.72
6076581534    PUD Detached       Primary (Owner Occupied)               Purchase              No Ratio         80.00
6079203490     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          69.99
6081070093   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6083895323   Condo Highrise   Investment (Non-Owner Occupied)           Purchase                 DU            42.20
6086669006     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6095368244   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         80.00
6097105149   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        31.73
6100328993   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6100664504    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.96
6105081860   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        43.18
6106073361   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          38.37
6109655271   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         67.94
6112574410   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         37.50
6118439915   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          41.41
6128217335   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          62.30
6133305208   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        56.55
6133702982         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            63.09
6134032017         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      67.31
6139821265     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         57.60
6150416177   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          84.89
6155947069     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          26.87
6158633559   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        57.61
6162383365     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6167744462   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        34.56
6169613160         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        64.70
6182466224     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          44.36
6190857505     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         38.83
6195392623   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.00
6201093280    Three Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          58.02
6205947523   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6219281117   Single Family       Primary (Owner Occupied)               Purchase               Stated          71.42
6219624365     Townhouse      Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6220484429     Two Family        Primary (Owner Occupied)               Purchase               Stated          90.00
6221212126   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         79.75
6226455514   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        34.09
6230328442     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         65.78
6243444871   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            65.90
6247587394    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          65.07
6254166918     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         80.00
6262633198     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
6266864583     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          31.52
6269546187   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          67.39
6269996747   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            74.00
6270013227     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          44.63
6274064002   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      33.12
6276691133    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         59.14
6286304313   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.32
6290273991   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6304692244   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          78.93
6305946417         CL            Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          78.36
6312442913   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6314397487     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         41.00
6317652953         CL         Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6318127559   Condo Highrise      Primary (Owner Occupied)               Purchase               Stated          75.00
6320646448     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         71.42
6323510724   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6328886343   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6329645441   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          60.20
6337804642   Single Family       Primary (Owner Occupied)               Purchase               Stated          56.05
6341239637     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6353908749         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            70.00
6355188902    Four Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          44.61
6355630127   Single Family       Primary (Owner Occupied)               Purchase               Stated          28.79
6363919959     Two Family        Primary (Owner Occupied)               Purchase               Stated          80.00
6365098216   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        27.69
6401637639   Single Family       Primary (Owner Occupied)        Construction_Permanent        Stated          80.00
6402440348   Single Family       Primary (Owner Occupied)               Purchase               Stated          80.00
6403140616    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         41.66
6404816172     Townhouse      Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        60.00
6412669662   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        84.90
6421236677     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          54.50
6423629911    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         43.75
6425474555   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        73.68
6427705295     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          51.11
6429236885   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6431231866   Single Family       Primary (Owner Occupied)               Purchase              Standard         51.61
6436952003   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      58.25
6437177410   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          37.50
6439485217   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        59.96
6441261333   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        76.73
6444030263         CL            Primary (Owner Occupied)               Purchase              No Ratio         45.87
6452318303   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6455792116     Townhouse         Primary (Owner Occupied)               Purchase              Standard         80.00
6463184983    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         75.00
6466738124   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          10.58
6470351989     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         80.00
6475821762     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         32.70
6489497351   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.32
6499739552     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            61.90
6500230542   Condo Highrise   Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6503395912   Condo Highrise   Investment (Non-Owner Occupied)           Purchase                 DU            75.00
6514800173   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.03
6517684046   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        67.61
6522926853   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          62.78
6528040048     Two Family        Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          90.00
6533404114   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         43.32
6535689399     Two Family     Investment (Non-Owner Occupied)           Purchase                 DU            36.02
6562992674     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          35.06
6580036215   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          42.83
6580171855   Single Family      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          40.57
6593838730   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          69.38
6606726898   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          23.58
6614404561   Single Family       Primary (Owner Occupied)        Construction_Permanent        Rapid           66.66
6638788171   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          37.24
6642537408   Single Family       Primary (Owner Occupied)               Purchase               Stated          67.92
6662920989   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        78.16
6667115536    PUD Detached       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          48.78
6668570770   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         78.68
6671090865   Single Family       Primary (Owner Occupied)               Purchase            Paper Saver        88.10
6685823178   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         15.23
6688107603     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         71.42
6692355545         CL         Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6692466599   Single Family       Primary (Owner Occupied)               Purchase               Stated          70.22
6694835239     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          80.00
6705246558         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         78.57
6708287120    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         44.80
6708863805     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          80.00
6739165923   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        27.89
6747639232   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        63.99
6749469695   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         70.71
6753361796   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        67.44
6754011077     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          79.84
6765849143    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.23
6765908246    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          67.12
6775250910    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.23
6778431723     Two Family        Primary (Owner Occupied)               Purchase              No Ratio         80.00
6781495202   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         66.41
6793989242         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6799907875     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          69.88
6800224559   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          63.39
6807453565   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            72.91
6815145708   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          64.33
6817573089     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          39.09
6847086417     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          14.15
6848110836   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          65.21
6858326801    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          80.00
6860325403   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         24.01
6866341719   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6867232768   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        75.00
6869788650   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6875421973         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        53.00
6898672123     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         LP            65.08
6905942287    PUD Detached       Primary (Owner Occupied)               Purchase               Stated          57.43
6908071860    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         9.571
6923439787   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        58.39
6932964239    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         47.63
6933575554     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          67.75
6936093464   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            70.68
6937310834     Townhouse      Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6948556516    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         80.00
6956919911   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          71.24
6960793476   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6994838057         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        50.00
6995833594     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         27.39


                                  Original
   Loan      Mortgage Interest    Principal    First Payment   Maturity      Original        Monthly     Current       Closing
  Number         Rate (%)        Balance ($)       Date          Date      Term (Months)   Payment ($)   Due Date         Date
------------------------------------------------------------------------------------------------------------------------------
3302421718               5.875         93800     9/1/2005      8/1/2020              180        785.22   2/1/2006    7/20/2005
3302500347               5.625        147000     1/1/2006      12/1/2020             180       1210.89   2/1/2006   11/28/2005
3302566579                5.25         40000     9/1/2005      8/1/2020              180        321.56   2/1/2006    7/12/2005
3302794296                5.75         36000     2/1/2006      1/1/2021              180        298.95   2/1/2006   12/20/2005
3302857895               5.375         64320     12/1/2005     11/1/2020             180         521.3   2/1/2006   10/12/2005
3302904044               5.375         79050     2/1/2006      1/1/2021              180        640.68   3/1/2006   12/14/2005
3302904358               5.625         93458     2/1/2006      1/1/2021              180        769.85   3/1/2006    12/9/2005
3302912260               5.375         61325     1/1/2006      12/1/2020             180        497.02   2/1/2006   11/23/2005
3302993419               5.875        100000     1/1/2006      12/1/2020             180        837.12   3/1/2006   11/23/2005
3302999572               5.625         52384     2/1/2006      1/1/2021              180        431.51   2/1/2006   12/14/2005
3303135523                 5.5         14400     1/1/2006      12/1/2020             180        117.67   2/1/2006    11/9/2005
3303140580               5.625        108495     12/1/2005     11/1/2020             180        893.71   2/1/2006    10/7/2005
3303148146               5.625        193915     1/1/2006      12/1/2020             180       1597.34   2/1/2006    11/4/2005
3303163103                 5.5         70000     1/1/2006      12/1/2020             180        571.96   2/1/2006   11/21/2005
3303177186                   6         96000     11/1/2005     10/1/2020             180        810.11   2/1/2006    9/30/2005
3303199891               5.875         52076     1/1/2006      12/1/2020             180        435.94   2/1/2006   11/28/2005
3303201424                   5         81145     12/1/2005     11/1/2020             180        641.69   2/1/2006   10/21/2005
3303257384               5.875         51832     1/1/2006      12/1/2020             180        433.91   2/1/2006   11/22/2005
3303298024               5.875        140000     1/1/2006      12/1/2020             180       1171.97   2/1/2006   11/22/2005
3303311462                   6        150000     1/1/2006      12/1/2020             180       1265.79   2/1/2006   11/23/2005
3303320331                 5.5         55620     1/1/2006      12/1/2020             180        454.47   2/1/2006   11/18/2005
3303337418                4.75        103700     2/1/2006      1/1/2021              180        806.62   3/1/2006   12/14/2005
3303350577               5.375        118750     1/1/2006      12/1/2020             180        962.43   2/1/2006   11/28/2005
3303365591               5.625         49000     1/1/2006      12/1/2020             180        403.63   2/1/2006   11/28/2005
3303374569                   6         76800     1/1/2006      12/1/2020             180        648.09   3/1/2006   11/15/2005
3303403624                 5.5        149500     2/1/2006      1/1/2021              180       1221.54   2/1/2006    12/5/2005
3303408581               5.375        239990     2/1/2006      1/1/2021              180       1945.04   2/1/2006    12/6/2005
3303409118               5.875        150000     1/1/2006      12/1/2020             180       1255.68   2/1/2006   11/23/2005
3303420628               5.375         72615     1/1/2006      12/1/2020             180        588.52   3/1/2006   11/30/2005
3303436343                5.75        144950     2/1/2006      1/1/2021              180       1203.68   3/1/2006   12/12/2005
3303440816               5.375        146000     1/1/2006      12/1/2020             180       1183.28   2/1/2006   11/28/2005
3303452712                   6         58025     2/1/2006      1/1/2021              180        489.65   2/1/2006   12/21/2005
3303456978               5.875         65600     3/1/2006      2/1/2021              180        549.15   3/1/2006     1/6/2006
3303460590               5.875        136500     1/1/2006      12/1/2020             180       1142.67   2/1/2006   11/23/2005
3303463396               5.875         51108     2/1/2006      1/1/2021              180        427.84   2/1/2006    12/5/2005
3303463537                5.75         78607     2/1/2006      1/1/2021              180        652.77   2/1/2006    12/5/2005
3303463651                5.75         51500     2/1/2006      1/1/2021              180        427.67   2/1/2006    12/2/2005
3303464592               5.375        112000     1/1/2006      12/1/2020             180        907.73   2/1/2006   11/30/2005
3303466753                   6        153892     1/1/2006      12/1/2020             180       1298.63   2/1/2006   11/23/2005
3303473833                5.25        191050     2/1/2006      1/1/2021              180       1535.81   2/1/2006    12/6/2005
3303475382                5.75       59867.5     3/1/2006      2/1/2021              180        497.15   3/1/2006    1/13/2006
3303475994                5.75        218360     2/1/2006      1/1/2021              180       1813.29   3/1/2006   12/12/2005
3303478576                5.75         41570     1/1/2006      12/1/2020             180        345.21   2/1/2006   11/28/2005
3303480242                   6        102698     1/1/2006      12/1/2020             180        866.63   2/1/2006   11/21/2005
3303482891               5.875         63765     1/1/2006      12/1/2020             180         533.8   2/1/2006   11/22/2005
3303482958                5.75         84000     1/1/2006      12/1/2020             180        697.55   2/1/2006   11/28/2005
3303487205                5.75         46179     1/1/2006      12/1/2015             120        506.91   3/1/2006   11/30/2005
3303488922                   6         60000     3/1/2006      2/1/2021              180        506.32   3/1/2006     1/3/2006
3303491926               5.375        111696     2/1/2006      1/1/2021              180        905.26   2/1/2006   12/28/2005
3303492098                   6        123221     1/1/2006      12/1/2020             180       1039.82   3/1/2006    12/1/2005
3303498673               5.875         64800     2/1/2006      1/1/2021              180        542.46   3/1/2006   12/15/2005
3303501765               5.875        175000     1/1/2006      12/1/2020             180       1464.96   2/1/2006    12/1/2005
3303504686               5.625         60000     2/1/2006      1/1/2021              180        494.24   2/1/2006   12/30/2005
3303508067                   6         49000     2/1/2006      1/1/2021              180        413.49   2/1/2006    12/7/2005
3303509313               5.875        103000     1/1/2006      12/1/2020             180        862.24   2/1/2006   11/30/2005
3303509453                   6         50760     2/1/2006      1/1/2021              180        428.35   2/1/2006   12/27/2005
3303509636                5.75        151718     1/1/2006      12/1/2020             180       1259.89   2/1/2006    12/1/2005
3303509776                5.75         59335     1/1/2006      12/1/2020             180        492.73   2/1/2006   11/29/2005
3303513158               5.375        256781     2/1/2006      1/1/2021              180       2081.13   2/1/2006   12/21/2005
3303519700               5.875         80000     1/1/2006      12/1/2020             180         669.7   2/1/2006   11/29/2005
3303519841               5.875        140819     2/1/2006      1/1/2021              180       1178.83   2/1/2006    12/6/2005
3303520070               5.875        156560     2/1/2006      1/1/2021              180        1310.6   2/1/2006   12/12/2005
3303527653               5.875         55200     2/1/2006      1/1/2021              180        462.09   3/1/2006   12/22/2005
3303527752                5.75         69100     1/1/2006      12/1/2020             180        573.82   2/1/2006   11/23/2005
3303530640               5.625        290000     1/1/2006      12/1/2020             180       2388.83   3/1/2006   11/25/2005
3303530962               5.875        137900     2/1/2006      1/1/2021              180       1154.39   2/1/2006   12/15/2005
3303541068                   6        105500     2/1/2006      1/1/2021              180        890.27   2/1/2006   12/23/2005
3303543932                   6         90000     2/1/2006      1/1/2021              180        759.48   2/1/2006   12/29/2005
3303544153                5.75        108282     2/1/2006      1/1/2021              180        899.19   2/1/2006   12/14/2005
3303544518               5.875         46350     1/1/2006      12/1/2020             180        388.01   2/1/2006   11/29/2005
3303547859                5.75         67342     2/1/2006      1/1/2021              180        559.22   2/1/2006   12/28/2005
3303554053                   6         99900     3/1/2006      2/1/2021              180        843.02   4/1/2006     1/3/2006
3303554723                   6         70000     2/1/2006      1/1/2021              180         590.7   3/1/2006   12/29/2005
3303557825               5.875         50150     1/1/2006      12/1/2020             180        419.82   2/1/2006   11/30/2005
3303558369                   6        108300     2/1/2006      1/1/2021              180         913.9   3/1/2006   12/14/2005
3303559151               5.875         38500     2/1/2006      1/1/2021              180         322.3   2/1/2006   12/21/2005
3303559813                   6         26600     2/1/2006      1/1/2021              180        224.47   2/1/2006   12/21/2005
3303569549                   6        100000     2/1/2006      1/1/2021              180        843.86   2/1/2006   12/27/2005
3303579563                   6        143790     2/1/2006      1/1/2021              180       1213.39   2/1/2006    12/2/2005
3303580991               5.875        385000     2/1/2006      1/1/2021              180       3222.91   2/1/2006   12/23/2005
3303582013               5.375        100000     3/1/2006      2/1/2021              180        810.47   3/1/2006     1/3/2006
3303606044                 5.5        259999     2/1/2006      1/1/2021              180       2124.41   2/1/2006   12/21/2005
3303613826               5.875        126136     2/1/2006      1/1/2021              180       1055.91   2/1/2006   12/27/2005
3303623650                5.75        160000     2/1/2006      1/1/2021              180       1328.66   2/1/2006   12/22/2005
3303623676               5.875         68553     2/1/2006      1/1/2021              180        573.87   2/1/2006   12/27/2005
3303635472                   6         97500     2/1/2006      1/1/2021              180        822.77   2/1/2006   12/22/2005
3303637445               5.875        163564     2/1/2006      1/1/2021              180       1369.23   3/1/2006   12/28/2005
3303648426               5.875         53970     3/1/2006      2/1/2021              180         451.8   3/1/2006    1/13/2006
3303650026               5.875        150000     2/1/2006      1/1/2021              180       1255.68   2/1/2006   12/30/2005
3303650034                5.75         58950     2/1/2006      1/1/2021              180        489.53   3/1/2006   12/21/2005
3303651008                 5.5         72397     2/1/2006      1/1/2021              180        591.55   2/1/2006   12/22/2005
3303653111                   6     134310.97     2/1/2006      1/1/2021              180        1133.4   2/1/2006   12/27/2005
3303655488               5.875        155526     2/1/2006      1/1/2021              180       1301.94   2/1/2006   12/29/2005
3303662575                5.75         45550     3/1/2006      2/1/2021              180        378.26   3/1/2006    1/13/2006
3303666865                   6        129343     3/1/2006      2/1/2021              180       1091.47   3/1/2006    1/10/2006
3303670586                   6         74510     3/1/2006      2/1/2021              180        628.76   3/1/2006    1/11/2006
3303671345                5.25         62000     3/1/2006      2/1/2021              180        498.41   3/1/2006     1/3/2006
3303673044                   6         16400     3/1/2006      2/1/2021              180         138.4   3/1/2006     1/4/2006
3303678951               5.875         61800     3/1/2006      2/1/2021              180        517.34   3/1/2006     1/5/2006
3303685956                5.75        110106     2/1/2006      1/1/2016              120       1208.63   3/1/2006   12/29/2005
3303707792                   6         80023     3/1/2006      2/1/2021              180        675.28   3/1/2006     1/9/2006
3303738730                   6         99393     3/1/2006      2/1/2021              180        838.74   3/1/2006    1/13/2006
3303739977               5.625         99000     3/1/2006      2/1/2021              180         815.5   3/1/2006    1/25/2006
6015011007               5.875         55600     12/1/2005     11/1/2020             180        465.44   2/1/2006    10/3/2005
6020063787                   6        479500     2/1/2006      1/1/2021              180        4046.3   2/1/2006   12/27/2005
6027192993                   6        118477     2/1/2006      1/1/2021              180        999.78   3/1/2006     1/3/2006
6036029210                   6        255200     3/1/2006      2/1/2021              180       2153.53   3/1/2006    1/25/2006
6038888662               5.875        155979     3/1/2006      2/1/2021              180       1305.73   3/1/2006    1/11/2006
6040869643                 5.5        160500     1/1/2006      12/1/2020             180       1311.42   2/1/2006   11/10/2005
6043044095               5.625        150000     2/1/2006      1/1/2021              180        1235.6   2/1/2006   12/16/2005
6056475269               5.375        100000     3/1/2006      2/1/2021              180        810.47   3/1/2006    1/11/2006
6064361212                   6         44000     1/1/2006      12/1/2020             180         371.3   2/1/2006   11/30/2005
6070895286                   6        634000     3/1/2006      2/1/2021              180       5350.06   3/1/2006    1/25/2006
6075426996                   6        250000     2/1/2006      1/1/2021              180       2109.65   2/1/2006   12/29/2005
6076581534                5.75        130484     2/1/2006      1/1/2021              180       1083.56   2/1/2006    12/6/2005
6079203490                5.25        440950     2/1/2006      1/1/2021              180        3544.7   2/1/2006   12/14/2005
6081070093                   6        148000     3/1/2006      2/1/2021              180       1248.91   3/1/2006    1/23/2006
6083895323               5.625        150000     2/1/2006      1/1/2021              180        1235.6   2/1/2006   12/16/2005
6086669006                   6        120800     2/1/2006      1/1/2021              180       1019.38   2/1/2006   12/13/2005
6095368244                   6        101600     2/1/2006      1/1/2021              180        857.36   3/1/2006   12/19/2005
6097105149                   6        205425     2/1/2006      1/1/2021              180        1733.5   3/1/2006   12/21/2005
6100328993                 5.5         56000     2/1/2006      1/1/2021              180        457.57   2/1/2006   12/22/2005
6100664504               5.375        566000     1/1/2006      12/1/2020             180       4587.24   2/1/2006   11/21/2005
6105081860               5.875         76000     1/1/2006      12/1/2020             180        636.22   2/1/2006   11/29/2005
6106073361                   6        178826     2/1/2006      1/1/2021              180       1509.04   3/1/2006     1/3/2006
6109655271                5.75         53000     2/1/2006      1/1/2021              180        440.12   2/1/2006    12/5/2005
6112574410               5.875         75000     3/1/2006      2/1/2021              180        627.84   3/1/2006     1/9/2006
6118439915                   6         91495     2/1/2006      1/1/2021              180        772.09   2/1/2006     1/3/2006
6128217335               7.125       1433000     3/1/2006      2/1/2021              180      12980.57   3/1/2006    1/23/2006
6133305208                5.75        150438     2/1/2006      1/1/2021              180       1249.26   2/1/2006   12/27/2005
6133702982               5.625        224000     2/1/2006      1/1/2021              180       1845.16   2/1/2006    12/7/2005
6134032017               5.875         92900     1/1/2006      12/1/2020             180        777.69   2/1/2006    12/1/2005
6139821265                 5.5        360000     3/1/2006      2/1/2021              180       2941.51   3/1/2006     1/5/2006
6150416177                5.75        177000     1/1/2006      12/1/2020             180       1469.83   2/1/2006   11/29/2005
6155947069                   6        129000     3/1/2006      2/1/2021              180       1088.58   3/1/2006    1/10/2006
6158633559                   6         20743     1/1/2006      12/1/2020             180        175.05   2/1/2006   11/16/2005
6162383365                   6        109600     2/1/2006      1/1/2021              180        924.87   2/1/2006   12/13/2005
6167744462               5.875        207400     2/1/2006      1/1/2021              180       1736.19   2/1/2006   12/16/2005
6169613160                   6         55000     2/1/2006      1/1/2021              180        464.13   2/1/2006    12/7/2005
6182466224                   6        122000     1/1/2006      12/1/2020             180       1029.51   2/1/2006   11/23/2005
6190857505                   6         60000     3/1/2006      2/1/2021              180        506.32   3/1/2006    1/24/2006
6195392623               5.875         97650     2/1/2006      1/1/2021              180        817.45   3/1/2006   12/19/2005
6201093280                5.75        464202     1/1/2006      12/1/2020             180       3854.79   2/1/2006   11/23/2005
6205947523                   6        160000     3/1/2006      2/1/2021              180       1350.18   3/1/2006    1/19/2006
6219281117               5.875        400000     2/1/2006      1/1/2021              180       3348.48   2/1/2006   12/15/2005
6219624365                   6         84800     1/1/2006      12/1/2020             180         715.6   2/1/2006    12/1/2005
6220484429                   6         81000     1/1/2006      12/1/2020             180        683.53   2/1/2006   11/21/2005
6221212126               5.875      105278.4     3/1/2006      2/1/2021              180        881.31   3/1/2006    1/24/2006
6226455514                   6        170800     2/1/2006      1/1/2021              180       1441.31   2/1/2006   12/13/2005
6230328442                5.75        125000     2/1/2006      1/1/2021              180       1038.02   2/1/2006   12/27/2005
6243444871                   6        145000     1/1/2006      12/1/2020             180        1223.6   2/1/2006   11/17/2005
6247587394                5.75        410000     12/1/2005     11/1/2020             180       3404.69   2/1/2006   10/31/2005
6254166918               5.875        160000     3/1/2006      2/1/2021              180       1339.39   3/1/2006    1/20/2006
6262633198               5.875        424000     3/1/2006      2/1/2021              180       3549.39   3/1/2006    1/10/2006
6266864583               5.875        184408     2/1/2006      1/1/2021              180       1543.72   2/1/2006    12/7/2005
6269546187               5.875        155000     1/1/2006      12/1/2020             180       1297.54   2/1/2006    12/5/2005
6269996747               5.875         55500     3/1/2006      2/1/2021              180        464.61   3/1/2006     1/4/2006
6270013227                   6        212000     3/1/2006      2/1/2021              180       1788.98   3/1/2006     1/9/2006
6274064002                   6        156025     1/1/2006      12/1/2020             180       1316.63   2/1/2006    12/1/2005
6276691133                5.75        482000     2/1/2006      1/1/2021              180       4002.58   2/1/2006   12/30/2005
6286304313               5.875        284000     2/1/2006      1/1/2021              180       2377.42   2/1/2006   12/14/2005
6290273991               5.875        274500     3/1/2006      2/1/2021              180        2297.9   3/1/2006    1/24/2006
6304692244                   6        106211     2/1/2006      1/1/2021              180        896.27   2/1/2006   12/21/2005
6305946417                   6        384000     1/1/2006      12/1/2020             180       3240.42   3/1/2006    12/6/2005
6312442913                5.75         90320     2/1/2006      1/1/2021              180        750.03   3/1/2006    12/6/2005
6314397487               5.875        410000     2/1/2006      1/1/2021              180       3432.19   2/1/2006   12/28/2005
6317652953               5.875        119920     1/1/2006      12/1/2020             180       1003.88   2/1/2006    11/9/2005
6318127559                5.75        516000     1/1/2006      12/1/2020             180       4284.92   3/1/2006   11/30/2005
6320646448                   6        200000     2/1/2006      1/1/2021              180       1687.72   3/1/2006    12/7/2005
6323510724                   6        184800     3/1/2006      2/1/2021              180       1559.45   3/1/2006    1/17/2006
6328886343               5.875         32800     1/1/2006      12/1/2020             180        274.58   3/1/2006   11/21/2005
6329645441                   6         79475     2/1/2006      1/1/2021              180        670.66   2/1/2006     1/3/2006
6337804642               5.875        156900     1/1/2006      12/1/2020             180       1313.44   2/1/2006   11/16/2005
6341239637                   6        156000     2/1/2006      1/1/2021              180       1316.42   2/1/2006   12/15/2005
6353908749                5.75         56000     2/1/2006      1/1/2021              180        465.03   3/1/2006   12/21/2005
6355188902                   6        290000     3/1/2006      2/1/2021              180       2447.19   3/1/2006     1/5/2006
6355630127                5.75        110000     2/1/2006      1/1/2021              180        913.46   2/1/2006   12/16/2005
6363919959                   6        116000     1/1/2006      12/1/2020             180        978.88   2/1/2006   11/30/2005
6365098216                   6         90000     1/1/2006      12/1/2020             180        759.48   2/1/2006   11/28/2005
6401637639               5.875        539968     2/1/2006      1/1/2021              180       4520.18   2/1/2006     1/1/2006
6402440348               5.875        101200     1/1/2006      12/1/2020             180        847.17   2/1/2006   11/16/2005
6403140616                 5.5        237500     1/1/2006      12/1/2020             180       1940.58   2/1/2006   11/29/2005
6404816172                   6         75000     1/1/2006      12/1/2020             180         632.9   3/1/2006   11/10/2005
6412669662               5.875         43300     3/1/2006      2/1/2021              180        362.48   3/1/2006     1/5/2006
6421236677                5.75        139000     3/1/2006      2/1/2021              180       1154.28   3/1/2006    1/10/2006
6423629911                   6        175000     2/1/2006      1/1/2021              180       1476.75   2/1/2006   12/28/2005
6425474555                5.75         70000     2/1/2006      1/1/2021              180        581.29   2/1/2006   12/13/2005
6427705295               5.875        460000     2/1/2006      1/1/2021              180       3850.75   2/1/2006   12/13/2005
6429236885                   6         27000     1/1/2006      12/1/2020             180        227.85   3/1/2006   11/30/2005
6431231866                   6         80000     2/1/2006      1/1/2021              180        675.09   2/1/2006   12/19/2005
6436952003                   6        142693     1/1/2006      12/1/2020             180       1204.13   2/1/2006    12/8/2005
6437177410                 5.5        360000     12/1/2005     11/1/2020             180       2941.51   3/1/2006    11/1/2005
6439485217                   6        171500     2/1/2006      1/1/2021              180       1447.22   3/1/2006   12/16/2005
6441261333               5.875        105900     2/1/2006      1/1/2021              180        886.51   2/1/2006   12/23/2005
6444030263               5.875         90000     2/1/2006      1/1/2021              180        753.41   2/1/2006    12/9/2005
6452318303                5.75        113712     2/1/2006      1/1/2021              180        944.28   2/1/2006    12/6/2005
6455792116               5.625        204792     1/1/2006      12/1/2020             180       1686.94   2/1/2006   11/23/2005
6463184983               5.875        202500     1/1/2006      12/1/2020             180       1695.17   2/1/2006   11/23/2005
6466738124                5.75         40000     1/1/2006      12/1/2020             180        332.17   2/1/2006   11/18/2005
6470351989               5.875         67000     2/1/2006      1/1/2021              180        560.87   2/1/2006    12/2/2005
6475821762                   6         60500     2/1/2006      1/1/2021              180        510.54   3/1/2006   12/20/2005
6489497351                   6        155977     2/1/2006      1/1/2021              180       1316.23   2/1/2006     1/3/2006
6499739552               5.875        130000     2/1/2006      1/1/2021              180       1088.26   2/1/2006    12/5/2005
6500230542                   6        209600     2/1/2006      1/1/2021              180       1768.73   3/1/2006   12/15/2005
6503395912               5.875        120000     3/1/2006      2/1/2021              180       1004.55   3/1/2006    1/17/2006
6514800173                   6        544000     2/1/2006      1/1/2021              180       4590.59   3/1/2006     1/3/2006
6517684046               5.875        142000     2/1/2006      1/1/2021              180       1188.71   2/1/2006    12/2/2005
6522926853                5.75        383000     12/1/2005     11/1/2020             180       3180.48   2/1/2006   10/25/2005
6528040048                   6        162000     1/1/2006      12/1/2020             180       1367.05   4/1/2006   11/16/2005
6533404114               5.875        178500     3/1/2006      2/1/2021              180       1494.26   3/1/2006    1/18/2006
6535689399                   6        131500     2/1/2006      1/1/2021              180       1109.68   3/1/2006   12/27/2005
6562992674               4.625        128000     1/1/2006      12/1/2020             180        987.39   2/1/2006   11/30/2005
6580036215                   6        116500     2/1/2006      1/1/2021              180         983.1   2/1/2006   12/23/2005
6580171855                5.75        185000     2/1/2006      1/1/2021              180       1536.26   2/1/2006   12/16/2005
6593838730                   6        154900     2/1/2006      1/1/2021              180       1307.14   2/1/2006     1/3/2006
6606726898               5.875        125000     1/1/2006      12/1/2020             180        1046.4   2/1/2006   11/23/2005
6614404561                 5.5        250000     1/1/2006      12/1/2020             180       2042.71   2/1/2006    12/1/2005
6638788171               5.875        203000     2/1/2006      1/1/2021              180       1699.36   2/1/2006   12/19/2005
6642537408               5.875        180000     1/1/2006      12/1/2020             180       1506.82   2/1/2006   11/30/2005
6662920989                   5         68000     1/1/2006      12/1/2020             180        537.74   2/1/2006    11/9/2005
6667115536                5.75        400000     1/1/2006      12/1/2020             180       3321.65   2/1/2006   11/28/2005
6668570770                5.75         55000     2/1/2006      1/1/2021              180        456.73   2/1/2006   12/15/2005
6671090865               5.625        100000     1/1/2006      12/1/2020             180        823.74   2/1/2006   11/28/2005
6685823178                   6         76470     3/1/2006      2/1/2021              180         645.3   3/1/2006     1/9/2006
6688107603                   6        200000     2/1/2006      1/1/2021              180       1687.72   3/1/2006    12/7/2005
6692355545               5.875        124720     1/1/2006      12/1/2020             180       1044.06   2/1/2006    11/9/2005
6692466599                   6        250000     3/1/2006      2/1/2021              180       2109.65   3/1/2006    1/13/2006
6694835239               5.875         91200     1/1/2006      12/1/2020             180        763.46   2/1/2006   11/21/2005
6705246558                 5.5        259300     2/1/2006      1/1/2021              180        2118.7   2/1/2006   12/19/2005
6708287120                5.75        112000     1/1/2006      12/1/2020             180        930.06   3/1/2006   11/21/2005
6708863805               5.875        426400     3/1/2006      2/1/2021              180       3569.48   3/1/2006    1/26/2006
6739165923                   6        203600     2/1/2006      1/1/2021              180        1718.1   3/1/2006   12/20/2005
6747639232                   6        171500     2/1/2006      1/1/2021              180       1447.22   3/1/2006    12/6/2005
6749469695                 5.5        198000     3/1/2006      2/1/2021              180       1617.83   3/1/2006    1/11/2006
6753361796               5.875        145000     1/1/2006      12/1/2020             180       1213.83   2/1/2006   11/23/2005
6754011077               5.875        103800     1/1/2006      12/1/2020             180        868.93   2/1/2006   11/28/2005
6765849143                 5.5        217000     11/1/2005     10/1/2020             180       1773.08   2/1/2006    9/23/2005
6765908246               5.875        537000     2/1/2006      1/1/2021              180       4495.33   2/1/2006     1/3/2006
6775250910                 5.5        217000     11/1/2005     10/1/2020             180       1773.08   2/1/2006    9/23/2005
6778431723               5.875        160000     3/1/2006      2/1/2021              180       1339.39   3/1/2006    1/20/2006
6781495202               4.875        318780     1/1/2006      12/1/2020             180       2500.19   2/1/2006   11/15/2005
6793989242               5.875        118320     2/1/2006      1/1/2021              180        990.48   3/1/2006   12/30/2005
6799907875               5.875        297000     1/1/2006      12/1/2020             180       2486.25   2/1/2006   11/28/2005
6800224559                   6        180046     2/1/2006      1/1/2021              180       1519.34   3/1/2006     1/3/2006
6807453565               5.875         52500     3/1/2006      2/1/2021              180        439.49   3/1/2006     1/4/2006
6815145708                5.75        267000     2/1/2006      1/1/2021              180        2217.2   2/1/2006   12/16/2005
6817573089                   6         73500     1/1/2006      12/1/2020             180        620.24   2/1/2006   11/30/2005
6847086417               5.875        113200     3/1/2006      2/1/2021              180        947.62   3/1/2006     1/5/2006
6848110836                   6         75000     3/1/2006      2/1/2021              180         632.9   3/1/2006    1/18/2006
6858326801               5.875        128000     2/1/2006      1/1/2021              180       1071.52   3/1/2006   12/20/2005
6860325403                5.75         79000     2/1/2006      1/1/2021              180        656.03   3/1/2006    12/9/2005
6866341719                 5.5         56000     3/1/2006      2/1/2021              180        457.57   3/1/2006    1/11/2006
6867232768               5.625        281175     1/1/2006      12/1/2020             180       2316.13   2/1/2006   11/21/2005
6869788650                5.75        148000     2/1/2006      1/1/2021              180       1229.01   2/1/2006   12/30/2005
6875421973               5.875        150000     2/1/2006      1/1/2021              180       1255.68   2/1/2006   12/30/2005
6898672123                 5.5        110000     1/1/2006      12/1/2020             180         898.8   2/1/2006   11/25/2005
6905942287               5.875         85000     2/1/2006      1/1/2021              180        711.56   3/1/2006   12/23/2005
6908071860                5.75        134000     3/1/2006      2/1/2018              144       1290.37   3/1/2006    1/19/2006
6923439787                   6        300000     1/1/2006      12/1/2020             180       2531.58   2/1/2006   11/21/2005
6932964239                5.75        102406     2/1/2006      1/1/2021              180        850.39   2/1/2006    12/8/2005
6933575554               5.625        332000     2/1/2006      1/1/2021              180       2734.79   2/1/2006   12/12/2005
6936093464                   6        135000     1/1/2006      12/1/2020             180       1139.21   2/1/2006   11/23/2005
6937310834               5.875        156000     2/1/2006      1/1/2021              180       1305.91   2/1/2006   12/27/2005
6948556516               5.875        204000     2/1/2006      1/1/2021              180       1707.73   2/1/2006   12/29/2005
6956919911                5.75        740978     3/1/2006      2/1/2021              180       6153.16   3/1/2006     1/4/2006
6960793476                 5.5         89600     2/1/2006      1/1/2021              180        732.11   2/1/2006   12/27/2005
6994838057                 5.5        110000     1/1/2006      12/1/2020             180         898.8   2/1/2006   11/21/2005
6995833594                   6        100000     1/1/2006      12/1/2020             180        843.86   2/1/2006   11/23/2005



   Loan        Remaining           Scheduled         Credit   Appraisal    Sales
  Number     Term (Months)   Principal Balance ($)   Score      Value      Price
---------------------------------------------------------------------------------
3302421718             175                91819.96      767      506000         0
3302500347             179                145953.9      738      210000         0
3302566579             175                39110.97      736       57000     50000
3302794296             180                35873.55      776       69544         0
3302857895             178                63617.27      712       90786         0
3302904044             180                 78763.4      668      160098         0
3302904358             180                93118.96      668      220000         0
3302912260             179                60879.33      775       80840         0
3302993419             179                99303.22      763      520000         0
3302999572             180                52198.04      757       65500     65480
3303135523             179                14296.42      696       29000     18000
3303140580             178               107334.15      689      155000         0
3303148146             178               192535.05      656      332650         0
3303163103             179                69496.59      671      249000         0
3303177186             177                94669.62      698      125000    120000
3303199891             179                51713.15      682       80500         0
3303201424             178                80230.44      773       91000     91000
3303257384             179                51471.51      769      100000         0
3303298024             179               139024.51      784      200000         0
3303311462             179               148965.84      733      404000         0
3303320331             179                55219.99      681       98000         0
3303337418             179               103303.86      720      451000         0
3303350577             179               117854.73      675      125000    125000
3303365591             179                 48651.3      630      108658         0
3303374569             178                 76270.5      690       96000         0
3303403624             180               148963.67      741      186875         0
3303408581             180               239119.92      704      403680         0
3303409118             179               148954.83      740      265000         0
3303420628             179                72087.29      726      180000         0
3303436343             180               144440.87      788      235000         0
3303440816             179               144934.95      701      214000         0
3303452712             179                57825.48      771      233000         0
3303456978             180                   65600      719       82000         0
3303460590             179                135548.9      714      234400    195000
3303463396             180                50924.35      803       65000         0
3303463537             180                78330.89      803       99000         0
3303463651             180                 51319.1      803       66449         0
3303464592             179               111186.06      775      260000         0
3303466753             179               152831.01      691      280000         0
3303473833             180               190350.03      740      768000         0
3303475382             180                 59867.5      677       86132         0
3303475994             180               217393.02      808     1475000         0
3303478576             179                41277.21      749      126000         0
3303480242             179               101990.41      771      551000         0
3303482891             179                63321.16      798       92500         0
3303482958             179                83408.49      712      121627         0
3303487205             119                44708.72      766      140000         0
3303488922             180                   60000      784       75000     75000
3303491926             179               111291.05      714      294000         0
3303492098             179               122372.41      788      468400         0
3303498673             180                64574.79      781      120656     81000
3303501765             178               173780.64      679      207000         0
3303504686             179                59787.01      724      113000         0
3303508067             180                48831.51      677       78500         0
3303509313             179               102282.31      660      280000         0
3303509453             179                50585.45      693       66000     65000
3303509636             179               150649.63      738      252000         0
3303509776             179                58917.16      773      100000         0
3303513158             180               255850.03      781      775000         0
3303519700             179                79442.58      813      670000    670000
3303519841             180                140329.6      783      202000         0
3303520070             180               156015.89      800      750000         0
3303527653             180                55008.16      733       72000     69000
3303527752             179                 68613.4      689      108949         0
3303530640             179               287936.27      725      387000         0
3303530962             180               137420.75      786      200000    197000
3303541068             180               105137.23      772      250000         0
3303543932             179                89690.52      784      210000    120000
3303544153             180               107901.66        0      131800    131800
3303544518             179                46027.03      775       65000         0
3303547859             179                67096.42      750      263000         0
3303554053             180                   99900      760      132000    111000
3303554723             179                 69659.3      694      119496    118000
3303557825             179                49800.56      732      482000         0
3303558369             180                107927.6      778      285000         0
3303559151             180                38366.19      715       55000         0
3303559813             180                26508.53      715       38000         0
3303569549             179                99656.14      726      700000         0
3303579563             180               143295.56      713      451000         0
3303580991             179               383661.99      738      600000    600000
3303582013             180                   95000      811      795000    375000
3303606044             180               259066.25      763      393000         0
3303613826             180               125697.63      813      440000         0
3303623650             180               159438.01      610      275000         0
3303623676             180                68297.67      761      415000         0
3303635472             179                97164.73      742      137569    130000
3303637445             179               162495.55      784      535000         0
3303648426             180                   53946      711       77113         0
3303650026             179                149478.7      815      770000         0
3303650034             180                58742.61      722       85000         0
3303651008             179                72137.27      799      115500         0
3303653111             179               133849.13      715      222300         0
3303655488             179               154985.49      694      243000         0
3303662575             180                   45550      686       57000         0
3303666865             180                  129343      708      260000         0
3303670586             180                   74510      751      208800         0
3303671345             180                   62000      772       84000         0
3303673044             180                   16400      762       50181     20500
3303678951             180                   61800      742      265000         0
3303685956             119               109333.59      710      160000         0
3303707792             180                   80023      796      192000         0
3303738730             180                   99393      813      536000         0
3303739977             180                   99000      774      116000    110000
6015011007             178                55017.46      706       70000     69500
6020063787             179                477851.2      752      685000         0
6027192993             179               116069.61      717      230000         0
6036029210             180                  255200      714      380000         0
6038888662             180                  155979      696      259000         0
6040869643             179               158943.93      765      265000         0
6043044095             179               149467.53      793      430000    409900
6056475269             180                  100000      744      168000    165521
6064361212             179                43696.64      681       58000     60000
6070895286             180                  634000      698     1200000         0
6075426996             179               249140.35      798      535000         0
6076581534             180               130025.68      685      190000    163105
6079203490             180               439334.46      719      630000         0
6081070093             180                  148000      742      188000    185000
6083895323             180               149467.53      793      360500    355400
6086669006             180               120384.62      748      151000    151000
6095368244             180               101250.64      697      127000         0
6097105149             180               204718.63      780      647400         0
6100328993             180                 55799.1      786       72000     70000
6100664504             179               561886.75      752      809000         0
6105081860             179                69230.57      765      176000         0
6106073361             179               178063.19      753      466000         0
6109655271             180                52813.84      689       78000         0
6112574410             180                   75000      766      200000         0
6118439915             179                91180.39      780      220900         0
6128217335             180                 1433000      662     2300000         0
6133305208             179               149909.59      786      266000         0
6133702982             180               223204.84      805      355000         0
6134032017             179                92252.68      808      138000         0
6139821265             180                  360000      763      625000    625000
6150416177             179               175753.62      694      208500    208500
6155947069             180                  129000      652      480000         0
6158633559             179                 20574.9      708       36000         0
6162383365             180               109223.13      748      138000    137000
6167744462             180               206679.21      784      600000         0
6169613160             180                54810.87      799       85000     85000
6182466224             179               121158.88      664      275000         0
6190857505             180                   60000      752      155000    154500
6195392623             180                97194.03      763      139500         0
6201093280             179               460933.21      723      800000         0
6205947523             180                  160000      754      200000         0
6219281117             180               398609.85      693      560000    560000
6219624365             179                84215.34      749      115000    106000
6220484429             179                80441.55      699       90000     90000
6221212126             180                105278.4      756      132000    134985
6226455514             180               170212.69      686      501000         0
6230328442             179               124560.94      785      204000    190000
6243444871             179               144000.31      740      220000         0
6247587394             177               404452.22      704      630000         0
6254166918             180                  160000      688      225000    200000
6262633198             180                  424000      743      530000         0
6266864583             180               183767.11      691      585000         0
6269546187             179               153919.99      692      230000         0
6269996747             180                   55500      808       75000         0
6270013227             180                  212000      712      475000         0
6274064002             179               154949.31      748      471000         0
6276691133             179                  480307      784      815000         0
6286304313             180                  283013      750      358000         0
6290273991             180                  274500      716      366000         0
6304692244             180               105845.79      722      136000    134561
6305946417             179               380552.56      710      490000         0
6312442913             180                90002.75      751      114194    112900
6314397487             179                408575.1      710     1000000         0
6317652953             179               119084.42      652      150000    149900
6318127559             178               512366.48      722      760000    688000
6320646448             180               199228.28      788      295000    280000
6323510724             180                  184800      748      231000         0
6328886343             179                32471.21      762       47000     41000
6329645441             179                79201.72      793      132000         0
6337804642             179               155806.77      754      284000    279900
6341239637             180               155463.58      747      203000    195000
6353908749             180                 55803.3      699       80000         0
6355188902             180                  290000      684      650000         0
6355630127             180               109613.62      745      382000    385000
6363919959             179               115200.25      778      146000    145000
6365098216             179                89379.49      765      325000         0
6401637639             179               538091.41      789      680000    674960
6402440348             179               100494.86      741      128500    126500
6403140616             179               235792.02      775      570000         0
6404816172             179                74482.91      734      125000         0
6412669662             180                   43300      734       51000         0
6421236677             180                  139000      785      255000         0
6423629911             179               174398.25      802      570000    400000
6425474555             180                69754.13      724       95000         0
6427705295             180               458401.33      650      900000         0
6429236885             179                26813.84      715       32000     30000
6431231866             180                79724.91      760      155000    155000
6436952003             179               141709.22      748      244956         0
6437177410             177               354596.21      695      960000         0
6439485217             179               170910.28      776      286000         0
6441261333             179               105531.96      680      138000         0
6444030263             180                89687.22      716      205000    196189
6452318303             180               113312.59      717      150000    142140
6455792116             179               203334.63      736      256000    255990
6463184983             179               201089.03      778      270000    270000
6466738124             179                39718.32      803      378000         0
6470351989             180                66767.15      729       84000     83750
6475821762             180                60291.96        0      185000         0
6489497351             179               155440.66      719      225000         0
6499739552             180                129548.2      746      210000         0
6500230542             180               208879.27      792      262000    262000
6503395912             180                  120000      766      160000    160000
6514800173             179               542129.41      700      725000         0
6517684046             180                141506.5      724      210000         0
6522926853             177               378938.96      702      610000         0
6528040048             179               160577.61      718      180000    180000
6533404114             180                  178500      743      412000         0
6535689399             179               130892.76      786      370000    365000
6562992674             179               127006.76      745      365000         0
6580036215             180                116099.4      646      272000         0
6580171855             180                184350.2      744      456000         0
6593838730             179               154367.36      736      223245         0
6606726898             179               124129.03      709      530000         0
6614404561             179               248202.13      760      375000    425000
6638788171             180               202294.49      692      545000         0
6642537408             179                178745.8      753      265000    280000
6662920989             179                67490.12      690       87000         0
6667115536             179                397183.3      746      820000         0
6668570770             180                54806.81      787       72000     69900
6671090865             179                99288.36      655      115000    113500
6685823178             180                   76470      808      502000         0
6688107603             180               199227.89      788      295000    280000
6692355545             179               123850.98      652      156000    155900
6692466599             180                  250000      794      356000    355990
6694835239             179                90564.53      773      114000         0
6705246558             180               258369.76      668      330000         0
6708287120             179               111211.33      744      250000         0
6708863805             180                  426400      730      533000         0
6739165923             180                202899.9      780      730000         0
6747639232             180               170910.28      765      268000         0
6749469695             180                  198000      710      280000         0
6753361796             179               143989.67      736      238900    215000
6754011077             179               103076.75      784      130000         0
6765849143             177               213864.54      750      318000         0
6765908246             179               535133.73      692      800000         0
6775250910             177               213864.54      750      318000         0
6778431723             180                  160000      734      215000    200000
6781495202             179               316364.81      715      480000         0
6793989242             179               117908.79      772      148000    147900
6799907875             179               294744.15      668      425000         0
6800224559             179               179347.43      718      284000         0
6807453565             180                   52500      808       72000         0
6815145708             180               266062.18      673      415000         0
6817573089             179                72993.26      772      188000         0
6847086417             180                  113200      747      800000         0
6848110836             180                   75000      747      118000    115000
6858326801             180               125555.15      783      167000    160000
6860325403             180                78722.51      808      331000    329000
6866341719             180                   56000      760       77201     70000
6867232768             179               279174.08      755      375000    374900
6869788650             179               147480.16      786      196000    185000
6875421973             179                149478.7      802      290000    283000
6898672123             179               109208.93      783      169000         0
6905942287             179                84604.59      796      170000    147990
6908071860             144                  134000      745     1400000         0
6923439787             179               297931.68      776      513727         0
6932964239             180               102046.31      703      215000         0
6933575554             180               330821.46      727      490000         0
6936093464             179               133968.76      699      191000         0
6937310834             179               155457.84      797      195000    195000
6948556516             179               203291.02      787      257000    255000
6956919911             180                  740978      684     1040000         0
6960793476             179                89278.56      774      116847    112000
6994838057             179               109208.93      746      225000    220000
6995833594             179                99310.56      671      365000         0



Loan Count:                             268
Scheduled PB
as February 1, 2006:         $42,085,419.35
Unpaid PB W/A:                  $157,035.15
W/A Interest Rate:                    5.835
W/A Remaining Term:            179.7 months

                                   EXHIBIT D-7

                             MORTGAGE LOAN SCHEDULE

                                 (LOAN GROUP 7)


Bank of America
               [LOGO]

BOAALT 2006-02
Group 7:
Mortgage Schedule



   Loan         Property                                                  Loan                  Doc         Original
  Number          Type                   Occupancy                      Purpose                 Type        LTV (%)
--------------------------------------------------------------------------------------------------------------------
3302932011   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303072148   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303311850   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         43.22
3303339687   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         77.88
3303356590   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        79.79
3303373611     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          80.00
3303467231   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.66
3303469435   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout    Paper Saver        85.00
3303475481     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         90.00
3303476273   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         89.85
3303482768   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         40.83
3303483881   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303487171     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          69.83
3303493765   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        66.17
3303505162   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        68.08
3303507630   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          50.95
3303514388     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.55
3303520385     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         62.06
3303520997   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        75.06
3303530863     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          63.75
3303532182   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        10.22
3303542330   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        61.63
3303543064   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303545028   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         56.38
3303548782   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.46
3303550374   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        79.54
3303551232   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303552354   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303553105   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303553618   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        63.40
3303564383   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        44.71
3303565083    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.70
3303565174   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        30.61
3303566867   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
3303569796   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        24.00
3303577286   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303578953   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
3303586410   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.00
3303588895   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         67.38
3303592368   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303593267     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          73.33
3303594133   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         75.00
3303595809   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303598852    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         31.46
3303599181   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.51
3303601789   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.96
3303601813   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        29.51
3303609766   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         49.11
3303610129         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.81
3303614048   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        23.77
3303614717    Three Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
3303616092   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303616449    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        46.35
3303616910   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        72.53
3303625200         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303629756    Four Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         61.58
3303633832    Four Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         17.56
3303635647   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        57.64
3303646008   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.00
3303648541   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
3303654309    PUD Detached    Investment (Non-Owner Occupied)           Purchase              Standard         62.50
3303660439   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         43.07
3303664217   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        74.84
3303666055   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          18.09
3303667996   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303677441   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        27.65
3303680551     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          80.00
3303681427   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         63.64
3303688166   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        47.28
3303695880   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.99
3303701589    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
3303702751   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        20.37
3303703619     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         48.60
3303704310   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         10.50
3303704591         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
3303705192   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        38.20
3303705960   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.89
3303735066     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
3303738813   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        18.28
3303754836   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
3303756765   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        16.96
3303767150    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        48.80
3303797934   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        34.03
6008410299   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      55.20
6008691906   Single Family       Primary (Owner Occupied)               Purchase               Stated          68.57
6012510795     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.97
6015049940    PUD Attached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         45.49
6016038462   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6024409887     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          79.27
6024692367   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          38.22
6027479721   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          18.75
6029475081   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6035215307   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         80.00
6042919958   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6051591516   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        74.99
6071082819         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          60.76
6071787862   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          79.54
6076244307    PUD Detached    Investment (Non-Owner Occupied)           Purchase              Standard         60.00
6081507979     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          65.41
6091472446   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        70.00
6094759203   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.00
6099882554   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         25.25
6105917410    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6107946763     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            59.78
6114935221   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6119274469   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        60.07
6125984952         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6134114963    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6134208047   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            29.33
6136697445    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        64.75
6136824148   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          25.97
6139029679   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        78.57
6141581014   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         62.92
6147923558   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      69.32
6148457515   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        68.80
6149734748   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        42.00
6150681283     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6150851936   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        55.87
6151165963   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          78.54
6156222355   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        57.37
6157375434   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.99
6166295078   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            71.66
6179237745   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6179580110         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      63.03
6180320316    PUD Detached    Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      68.39
6185117865   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6185472104   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          36.20
6193853337   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         LP            75.00
6196656471   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            90.00
6197302802   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6204242314   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          39.87
6211160863   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        24.18
6211862971   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6212035825   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         90.00
6232057221   Condo Highrise   Investment (Non-Owner Occupied)           Purchase            Paper Saver        77.29
6239978866   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        78.57
6242198908   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         75.67
6247299891   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      62.53
6249215762   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         47.86
6260836751    PUD Detached    Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      75.00
6280288496   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6287683103   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.81
6290833174         CL           Secondary (Owner Occupied)       Refinance_No_Cash_Out         Stated          35.62
6300324362   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        73.89
6303000092   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.00
6303348194    PUD Detached      Secondary (Owner Occupied)       Refinance_No_Cash_Out        Standard         38.05
6306280659     Townhouse      Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6308173712   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         47.49
6309309935   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         60.73
6312986364   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6315699790   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          16.03
6318219372         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6318708408   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        41.39
6318972376   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6320728634   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6325960828   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        17.62
6326102438   Single Family      Secondary (Owner Occupied)              Purchase              Standard         80.00
6326351720     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          55.00
6328274243     Two Family        Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          34.02
6329389867   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            74.94
6330819647   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      33.63
6344164055   Single Family    Investment (Non-Owner Occupied)           Purchase                 LP            80.00
6348641900   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        49.78
6349236163   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          58.40
6349746161   Single Family       Primary (Owner Occupied)               Purchase               Stated          66.66
6354918358         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      52.32
6356111614     Two Family     Investment (Non-Owner Occupied)           Purchase                 LP            87.95
6357228045   Condo Highrise     Secondary (Owner Occupied)              Purchase               Stated          80.00
6367163224   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          59.62
6371570091   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          40.10
6372846490   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      40.31
6375904296    PUD Detached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        10.62
6385953507   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            59.63
6386445792   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6396989581         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            59.17
6405315406   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            63.20
6407570925   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         61.85
6423522439   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6430298114   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
6430878212   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6433730196     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         71.96
6434103583   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      62.15
6452192674   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        22.47
6453976232   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6454217800   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        75.00
6457600291   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6457891437   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      30.99
6461356005   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00
6466681977   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6469434226   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      31.25
6470178929     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         89.89
6471276367   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6472214862   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6487148139   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6488856474    PUD Detached       Primary (Owner Occupied)               Purchase                 DU            80.00
6489345147   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          21.78
6489421401   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            40.45
6491524242   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      28.28
6493421553   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          54.87
6493636820         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            59.17
6500956237   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          40.62
6505920584   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            73.77
6508145239   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           LP            72.10
6515636121   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6519795188   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        30.00
6527302738   Single Family       Primary (Owner Occupied)               Purchase               Stated          79.99
6528814335   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6528899096     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          42.06
6529170745   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        71.22
6534048795   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          51.02
6534689101     Townhouse      Investment (Non-Owner Occupied)           Purchase            Paper Saver        68.14
6536162776   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6537698430   Condo Highrise     Secondary (Owner Occupied)              Purchase              Standard         70.00
6542571010   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      26.93
6542946766   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6543427329   Single Family    Investment (Non-Owner Occupied)           Purchase                 LP            79.49
6544483255   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          58.20
6554687217     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         77.77
6570195310     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          67.07
6583324766   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         63.06
6583495657     Two Family     Investment (Non-Owner Occupied)           Purchase              No Ratio         80.00
6584981515    PUD Detached       Primary (Owner Occupied)               Purchase                 DU            80.00
6587416253   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         69.95
6590313174   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          35.48
6590718968   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          43.94
6592887639   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        68.88
6593612960   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6597600607     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          21.00
6598902705   Single Family       Primary (Owner Occupied)               Purchase               Stated          79.42
6602212133   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6604085065   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6605881470   Condo Highrise      Primary (Owner Occupied)               Purchase              Standard         80.00
6609430472    PUD Detached       Primary (Owner Occupied)               Purchase              Standard         79.99
6611617868   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        89.99
6614074562   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        77.77
6615525125         CL         Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6622270210   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6629753606    PUD Detached      Secondary (Owner Occupied)              Purchase               Stated          80.00
6630022447   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout      No Ratio         62.08
6630444575     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out           DU            69.38
6631983290     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            29.11
6632032253   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          38.93
6635966614   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6636114560   Single Family    Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      75.00
6636244383   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        26.77
6640731763   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.29
6643967711   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6645822757         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         40.42
6646085941   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          78.40
6646728920     Two Family     Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6649048557    Four Family     Investment (Non-Owner Occupied)           Purchase              Standard         50.00
6652659464     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          14.16
6655101662   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          31.34
6655477997   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          47.33
6660148070         CL            Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          75.83
6662690251   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          75.00
6673935836   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          28.09
6674734170    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6682540627   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          42.87
6684940007   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6692314559   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          74.19
6695244167   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6700333849   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.76
6708829087     Two Family     Investment (Non-Owner Occupied)           Purchase                 DU            79.95
6713495403   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        62.50
6714195218         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      21.80
6715960677   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        71.69
6718769257    PUD Detached    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          34.81
6719353549   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          58.02
6729395738    Three Family    Investment (Non-Owner Occupied)           Purchase              No Ratio         60.00
6737530524   Single Family       Primary (Owner Occupied)        Construction_Permanent        Stated          54.93
6740623126   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        70.88
6743852938   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6744133981    PUD Detached       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          94.44
6744206175   Single Family    Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      75.00
6747983457   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        74.60
6758599770   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6758614652   Single Family       Primary (Owner Occupied)               Purchase              Standard         80.00
6759658468   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        74.35
6761349064   Single Family      Secondary (Owner Occupied)      Refinance_Equity_Takeout       Stated          61.51
6762568845   Single Family       Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          69.91
6763337463    PUD Detached    Investment (Non-Owner Occupied)           Purchase           Wholesale SISA      68.25
6765653677   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6768438043         CL            Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          80.00
6776084417   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          58.57
6777496511   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          80.00
6778527140   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          61.00
6780696305   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        70.40
6785328698     Two Family     Investment (Non-Owner Occupied)           Purchase                 DU            41.21
6786281086   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        87.27
6797751929   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out        Standard         21.82
6804648688   Single Family       Primary (Owner Occupied)               Purchase              No Ratio         80.00
6805262059         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        19.94
6806116718   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        67.94
6806848302   Single Family    Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6812850276   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6814267115     Townhouse      Investment (Non-Owner Occupied)           Purchase                 DU            64.15
6817272468   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        62.33
6839627392   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          57.37
6841979070         CL            Primary (Owner Occupied)       Refinance_Equity_Takeout       Stated          53.33
6842167410         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      42.92
6852712931   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        74.38
6861455688   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        69.67
6862187868   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Rapid           80.00
6870080121   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6870368500   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6881441775   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            75.00
6881599093   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6884824738   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        90.00
6889817307         CL         Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        25.71
6890009159    PUD Attached    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6891519032         CL         Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      68.28
6894897385   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out        Standard         68.44
6896407993   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          70.00
6902215356   Single Family    Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6909515527   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      39.03
6916762690   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        72.84
6916995639     Two Family     Investment (Non-Owner Occupied)    Refinance_No_Cash_Out         Stated          73.86
6918863603     Two Family     Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6920350656   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            68.25
6923153156         CL         Investment (Non-Owner Occupied)           Purchase               Stated          80.00
6924185876   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        47.41
6930610800     Townhouse      Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      30.31
6939244668     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout       Stated          36.30
6940079640   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            41.46
6940850859   Single Family    Investment (Non-Owner Occupied)           Purchase                 DU            80.00
6942606036   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6953288195   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6958272251   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          13.75
6964957176   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out      Paper Saver        86.11
6967391845   Single Family       Primary (Owner Occupied)        Refinance_No_Cash_Out         Stated          22.35
6968425097   Single Family    Investment (Non-Owner Occupied)    Refinance_No_Cash_Out     All Ready Home      60.99
6970724727   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        56.56
6972998139   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6980220351   Single Family    Investment (Non-Owner Occupied)           Purchase            Paper Saver        80.00
6986282181         CL         Investment (Non-Owner Occupied)           Purchase              Standard         80.00
6987897326   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            80.00
6989217325     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         68.88
6989244865   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout    Paper Saver        80.00
6990934074     Two Family     Investment (Non-Owner Occupied)   Refinance_Equity_Takeout         DU            58.33
6999494195   Single Family    Investment (Non-Owner Occupied)   Refinance_Equity_Takeout      Standard         70.00


                                  Original
   Loan      Mortgage Interest    Principal    First Payment    Maturity     Original        Monthly     Current       Closing
  Number         Rate (%)        Balance ($)       Date           Date     Term (Months)   Payment ($)   Due Date         Date
------------------------------------------------------------------------------------------------------------------------------
3302932011               6.125         49500       10/1/2005    9/1/2020             180        421.06   2/1/2006     8/4/2005
3303072148               6.125         90000       10/1/2005    9/1/2020             180        765.57   2/1/2006    8/31/2005
3303311850               6.375         34803        2/1/2006    1/1/2021             180        300.79   2/1/2006   12/21/2005
3303339687                 6.5         41280        2/1/2006    1/1/2021             180         359.6   3/1/2006    12/6/2005
3303356590               6.125         79000        2/1/2006    1/1/2021             180           672   3/1/2006   12/27/2005
3303373611                 6.5        104000        1/1/2006   12/1/2015             120        1180.9   2/1/2006   11/30/2005
3303467231                6.25         61800        2/1/2006    1/1/2021             180        529.89   2/1/2006    12/5/2005
3303469435               6.375         65450        2/1/2006    1/1/2021             180        565.66   3/1/2006    12/5/2005
3303475481                 6.5         46800        3/1/2006    2/1/2021             180        407.68   3/1/2006    1/17/2006
3303476273               6.375         62000        1/1/2006   12/1/2020             180        535.84   3/1/2006   11/30/2005
3303482768               6.125         69308        2/1/2006    1/1/2021             180        589.56   2/1/2006    12/6/2005
3303483881               6.375         49200        1/1/2006   12/1/2020             180        425.22   2/1/2006   11/22/2005
3303487171               6.375        213000        2/1/2006    1/1/2021             180       1840.86   2/1/2006    12/6/2005
3303493765                6.25         45000        1/1/2006   12/1/2020             180        385.85   2/1/2006   11/23/2005
3303505162                6.25         80340        2/1/2006    1/1/2021             180        688.86   2/1/2006   12/15/2005
3303507630               6.375         98291        2/1/2006    1/1/2021             180        849.49   2/1/2006    12/2/2005
3303514388                6.25         88191        1/1/2006   12/1/2020             180        756.17   2/1/2006   11/29/2005
3303520385               6.125         90000        1/1/2006   12/1/2020             180        765.57   2/1/2006   11/30/2005
3303520997                6.25         60049        1/1/2006   12/1/2020             180        514.88   3/1/2006   11/22/2005
3303530863               6.625         92450        1/1/2006   12/1/2020             180        811.71   2/1/2006   11/29/2005
3303532182                6.25        100000        1/1/2006   12/1/2020             180        857.43   2/1/2006   11/29/2005
3303542330                6.25      54852.65        2/1/2006    1/1/2021             180        470.32   2/1/2006    12/2/2005
3303543064               6.375         44000        2/1/2006    1/1/2021             180        380.28   2/1/2006   12/30/2005
3303545028                6.25         60000        1/1/2006   12/1/2020             180        514.46   2/1/2006   11/23/2005
3303548782                 6.5         62989        2/1/2006    1/1/2021             180        548.71   2/1/2006   12/23/2005
3303550374               6.625         35000        1/1/2006   12/1/2020             180         307.3   2/1/2006   11/30/2005
3303551232                 6.5         55200        2/1/2006    1/1/2021             180        480.86   2/1/2006    12/5/2005
3303552354                6.25         45000        3/1/2006    2/1/2021             180        385.85   3/1/2006    1/12/2006
3303553105                 6.5         96000        1/1/2006   12/1/2020             180        836.27   2/1/2006   11/30/2005
3303553618                6.25         31700        2/1/2006    1/1/2021             180        271.81   2/1/2006   12/12/2005
3303564383                 6.5         45390        2/1/2006    1/1/2021             180         395.4   2/1/2006    12/7/2005
3303565083                6.25        101000        2/1/2006    1/1/2021             180           866   2/1/2006   12/27/2005
3303565174               6.125         45000        2/1/2006    1/1/2021             180        382.79   2/1/2006    12/9/2005
3303566867                 6.5         54400        2/1/2006    1/1/2021             180        473.89   2/1/2006   12/12/2005
3303569796                6.25        103000        2/1/2006    1/1/2021             180        883.15   2/1/2006    12/9/2005
3303577286                 6.5         88880        3/1/2006    2/1/2021             180        774.25   3/1/2006     1/9/2006
3303578953               6.375         77850        2/1/2006    1/1/2021             180        672.82   2/1/2006    12/9/2005
3303586410               6.375         83300        1/1/2006   12/1/2020             180        719.93   2/1/2006   11/29/2005
3303588895               6.375         65110        3/1/2006    2/1/2021             180        562.72   3/1/2006     1/9/2006
3303592368               6.875         50000        3/1/2006    2/1/2021             180        445.93   3/1/2006    1/10/2006
3303593267               6.125         33000        2/1/2006    1/1/2016             120        368.45   2/1/2006   12/14/2005
3303594133               6.625         58500        2/1/2006    1/1/2021             180        513.63   3/1/2006   12/12/2005
3303595809                 6.5         76000        2/1/2006    1/1/2021             180        662.05   3/1/2006   12/21/2005
3303598852                6.25        157325        3/1/2006    2/1/2021             180       1348.95   3/1/2006    1/25/2006
3303599181               6.125         92200        2/1/2006    1/1/2021             180        784.28   3/1/2006   12/14/2005
3303601789                6.25         48276        2/1/2006    1/1/2021             180        413.93   3/1/2006   12/30/2005
3303601813               6.375         33887        2/1/2006    1/1/2021             180        292.87   2/1/2006   12/20/2005
3303609766                6.25        106090        3/1/2006    2/1/2021             180        909.64   3/1/2006     1/3/2006
3303610129               6.375         62830        2/1/2006    1/1/2021             180        543.01   3/1/2006    12/9/2005
3303614048                 6.5         56900        2/1/2006    1/1/2021             180        495.67   2/1/2006   12/27/2005
3303614717               6.375         63000        2/1/2006    1/1/2021             180        544.48   2/1/2006   12/23/2005
3303616092               6.375        223264        2/1/2006    1/1/2021             180       1929.57   3/1/2006   12/21/2005
3303616449                6.25        181467        2/1/2006    1/1/2021             180       1555.94   3/1/2006   12/29/2005
3303616910                6.75         33003        2/1/2006    1/1/2021             180        292.05   2/1/2006   12/21/2005
3303625200                 6.5        108420        2/1/2006    1/1/2021             180        944.46   3/1/2006   12/22/2005
3303629756               6.125        232780        3/1/2006    2/1/2021             180       1980.09   3/1/2006    1/17/2006
3303633832                6.25         65859        2/1/2006    1/1/2021             180         564.7   2/1/2006   12/29/2005
3303635647                6.25         44860        3/1/2006    2/1/2021             180        384.65   3/1/2006    1/10/2006
3303646008                 6.5         61600        2/1/2006    1/1/2021             180        536.61   3/1/2006   12/21/2005
3303648541                 6.5         66400        2/1/2006    1/1/2021             180        578.42   2/1/2006   12/23/2005
3303654309                   7         50000        2/1/2006    1/1/2021             180        449.42   2/1/2006   12/30/2005
3303660439                6.25        280000        2/1/2006    1/1/2021             180       2400.79   2/1/2006   12/22/2005
3303664217               6.375         56135        3/1/2006    2/1/2021             180        485.15   3/1/2006    1/17/2006
3303666055               6.125         93730        2/1/2006    1/1/2016             120       1046.49   2/1/2006   12/27/2005
3303667996                 6.5         31200        2/1/2006    1/1/2021             180        271.79   2/1/2006   12/29/2005
3303677441               6.375        189703        3/1/2006    2/1/2021             180       1639.51   3/1/2006     1/4/2006
3303680551               6.625         87200        3/1/2006    2/1/2021             180        765.62   3/1/2006     1/6/2006
3303681427                6.25        123600        3/1/2006    2/1/2021             180       1059.78   3/1/2006     1/6/2006
3303688166                6.25         51500        3/1/2006    2/1/2021             180        441.58   3/1/2006    1/17/2006
3303695880                6.25        139999        3/1/2006    2/1/2021             180       1200.39   3/1/2006    1/14/2006
3303701589                6.25        194400        3/1/2006    2/1/2021             180       1666.84   3/1/2006    1/13/2006
3303702751                 6.5         44000        2/1/2006    1/1/2021             180        383.29   3/1/2006   12/30/2005
3303703619                6.25        265000        3/1/2006    2/1/2021             180       2272.18   3/1/2006    1/12/2006
3303704310               6.375        286457        2/1/2006    1/1/2021             180       2475.71   2/1/2006   12/31/2005
3303704591               6.375        232000        3/1/2006    2/1/2021             180       2005.07   3/1/2006    1/12/2006
3303705192                 6.5         47750        3/1/2006    2/1/2021             180        415.96   3/1/2006    1/12/2006
3303705960                6.25         48925        3/1/2006    2/1/2021             180         419.5   3/1/2006    1/12/2006
3303735066                 6.5         80000        3/1/2006    2/1/2021             180        696.89   3/1/2006    1/19/2006
3303738813                6.25        113194        3/1/2006    2/1/2021             180        970.56   3/1/2006    1/13/2006
3303754836               6.125         49500        3/1/2006    2/1/2021             180        421.06   3/1/2006    1/12/2006
3303756765                6.25         94000        3/1/2006    2/1/2021             180        805.98   3/1/2006    1/20/2006
3303767150                 6.5         61500        3/1/2006    2/1/2021             180        535.74   3/1/2006    1/20/2006
3303797934                6.25         63992        3/1/2006    2/1/2021             180        548.69   3/1/2006    1/24/2006
6008410299               6.125        133603        1/1/2006   12/1/2020             180       1136.47   2/1/2006    12/1/2005
6008691906               6.125        300000        2/1/2006    1/1/2021             180       2551.88   2/1/2006   12/15/2005
6012510795               6.375        326250        2/1/2006    1/1/2021             180       2819.62   2/1/2006   12/22/2005
6015049940               6.125        116000        1/1/2006   12/1/2020             180        986.73   3/1/2006   11/21/2005
6016038462                 6.5         52000        3/1/2006    2/1/2021             180        452.98   3/1/2006     1/6/2006
6024409887               6.375         88000        1/1/2006   12/1/2020             180        760.55   2/1/2006   11/16/2005
6024692367               6.125         87316        2/1/2006    1/1/2016             120        974.88   2/1/2006     1/3/2006
6027479721                 6.5         75000        2/1/2006    1/1/2016             120        851.61   3/1/2006   12/27/2005
6029475081                 6.5         19350        2/1/2006    1/1/2021             180        168.56   3/1/2006    12/8/2005
6035215307               6.875        256000        3/1/2006    2/1/2021             180       2283.15   3/1/2006    1/19/2006
6042919958               6.375         62100        2/1/2006    1/1/2021             180         536.7   2/1/2006   12/29/2005
6051591516                6.25        367312        2/1/2006    1/1/2021             180       3149.42   2/1/2006   12/29/2005
6071082819               7.375         79000        2/1/2006    1/1/2021             180        726.74   3/1/2006   12/30/2005
6071787862               6.875        175000        2/1/2006    1/1/2021             180       1560.75   3/1/2006   12/12/2005
6076244307               6.125        150000        2/1/2006    1/1/2021             180       1275.94   2/1/2006   12/20/2005
6081507979               6.375         27801        3/1/2006    2/1/2016             120        313.91   3/1/2006    1/19/2006
6091472446                6.25         53200        2/1/2006    1/1/2021             180        456.15   2/1/2006   12/15/2005
6094759203               6.125         37800        3/1/2006    2/1/2021             180        321.54   3/1/2006    1/17/2006
6099882554                 6.5         98500        2/1/2006    1/1/2021             180        858.05   2/1/2006   12/13/2005
6105917410               6.375        187868        3/1/2006    2/1/2021             180       1623.65   3/1/2006    1/16/2006
6107946763               6.125         56800       10/1/2005    9/1/2020             180        483.16   2/1/2006    8/31/2005
6114935221                6.75         30968        2/1/2006    1/1/2021             180        274.04   2/1/2006    1/12/2006
6119274469                6.25        130000        1/1/2006   12/1/2020             180       1114.65   2/1/2006   11/28/2005
6125984952                6.25        122000        3/1/2006    2/1/2021             180       1046.06   3/1/2006    1/19/2006
6134114963                 6.5        143200        2/1/2006    1/1/2021             180       1247.43   2/1/2006   12/28/2005
6134208047               6.625        110000        3/1/2006    2/1/2021             180         965.8   3/1/2006     1/3/2006
6136697445               6.125         82500        3/1/2006    2/1/2021             180        701.77   3/1/2006    1/20/2006
6136824148               6.125        100185        2/1/2006    1/1/2021             180         852.2   2/1/2006     1/3/2006
6139029679                6.75         33000        3/1/2006    2/1/2021             180        292.03   3/1/2006    1/25/2006
6141581014               6.375         56000        2/1/2006    1/1/2021             180        483.99   2/1/2006    12/7/2005
6147923558               6.375         76952        1/1/2006   12/1/2020             180        665.06   2/1/2006    12/1/2005
6148457515                6.75         90000        2/1/2006    1/1/2021             180        796.42   2/1/2006   12/20/2005
6149734748                6.25         63000        1/1/2006   12/1/2020             180        540.18   2/1/2006   11/29/2005
6150681283               6.625         19200        3/1/2006    2/1/2021             180        168.58   3/1/2006    1/24/2006
6150851936                 6.5         92200        3/1/2006    2/1/2021             180        803.17   3/1/2006     1/3/2006
6151165963               6.125        269000        3/1/2006    2/1/2021             180       2288.19   3/1/2006    1/19/2006
6156222355               6.375        175000        2/1/2006    1/1/2021             180       1512.44   2/1/2006   12/15/2005
6157375434                6.25         57999        1/1/2006   12/1/2020             180         497.3   2/1/2006   11/30/2005
6166295078                 6.5         86000        3/1/2006    2/1/2021             180        749.16   3/1/2006    1/12/2006
6179237745               6.625        124000        2/1/2006    1/1/2021             180       1088.72   3/1/2006   12/28/2005
6179580110                 6.5         60824        1/1/2006   12/1/2020             180        529.85   2/1/2006    12/1/2005
6180320316               6.875         90900        2/1/2006    1/1/2021             180         810.7   2/1/2006    12/7/2005
6185117865                6.25         48000        2/1/2006    1/1/2021             180        411.57   3/1/2006    12/9/2005
6185472104               6.125        150976        2/1/2006    1/1/2021             180       1284.24   2/1/2006     1/3/2006
6193853337                 6.5        129000        2/1/2006    1/1/2021             180       1123.73   2/1/2006   12/23/2005
6196656471                 6.5         49410        2/1/2006    1/1/2021             180        430.42   3/1/2006   12/16/2005
6197302802                6.25        107200        2/1/2006    1/1/2021             180        919.16   2/1/2006   12/15/2005
6204242314                 6.5        248000        3/1/2006    2/1/2021             180       2160.35   3/1/2006    1/19/2006
6211160863                6.25        133000        2/1/2006    1/1/2021             180       1140.38   3/1/2006    12/9/2005
6211862971                6.25         84000        3/1/2006    2/1/2021             180        720.24   3/1/2006    1/10/2006
6212035825                 6.5         54000        1/1/2006   12/1/2020             180         470.4   2/1/2006   11/28/2005
6232057221               6.375         80000        2/1/2006    1/1/2021             180        691.41   2/1/2006   12/15/2005
6239978866                 6.5         88000        3/1/2006    2/1/2021             180        766.58   3/1/2006     1/6/2006
6242198908               6.375         55999        3/1/2006    2/1/2021             180        483.98   3/1/2006    1/13/2006
6247299891                 6.5         82547        1/1/2006   12/1/2020             180        719.08   2/1/2006    12/1/2005
6249215762                6.25         42500        3/1/2006    2/1/2021             180        364.41   3/1/2006    1/11/2006
6260836751               6.375        107688        1/1/2006   12/1/2020             180         930.7   2/1/2006   11/29/2005
6280288496                6.25         73600       12/1/2005   11/1/2020             180        631.07   2/1/2006   10/12/2005
6287683103               6.375         37000        2/1/2006    1/1/2021             180        319.78   3/1/2006    12/7/2005
6290833174                7.25         57000        1/1/2006   12/1/2020             180        520.34   2/1/2006   11/25/2005
6300324362               6.125         70200        2/1/2006    1/1/2021             180        597.14   2/1/2006   12/30/2005
6303000092               6.125        138000        1/1/2006   12/1/2020             180       1173.87   3/1/2006   11/23/2005
6303348194               6.625        102000       12/1/2005   11/1/2020             180        895.56   2/1/2006    10/7/2005
6306280659               6.625         40800        3/1/2006    2/1/2021             180        358.23   3/1/2006    1/23/2006
6308173712                 6.5         40300        2/1/2006    1/1/2021             180        351.06   3/1/2006    12/2/2005
6309309935               6.375        280000        3/1/2006    2/1/2021             180       2419.91   3/1/2006    1/20/2006
6312986364                6.25         44800        1/1/2006   12/1/2020             180        384.13   3/1/2006   11/16/2005
6315699790                6.25         70155        2/1/2006    1/1/2016             120        787.71   2/1/2006     1/3/2006
6318219372               6.625         42400        2/1/2006    1/1/2021             180        372.27   3/1/2006   12/16/2005
6318708408               6.375        300000        1/1/2006   12/1/2020             180       2592.76   2/1/2006   11/29/2005
6318972376                 6.5        328000        2/1/2006    1/1/2021             180       2857.24   2/1/2006    12/7/2005
6320728634                6.75         36000        3/1/2006    2/1/2021             180        318.57   3/1/2006    1/10/2006
6325960828                 6.5         43000        2/1/2006    1/1/2021             180        374.58   3/1/2006   12/16/2005
6326102438                6.25        260000        1/1/2006   12/1/2020             180        2229.3   2/1/2006   11/30/2005
6326351720                6.75        121000        2/1/2006    1/1/2021             180       1070.75   3/1/2006   12/29/2005
6328274243               6.125        114000        3/1/2006    2/1/2021             180        969.72   3/1/2006    1/13/2006
6329389867                6.25         63700        1/1/2006   12/1/2020             180        546.18   2/1/2006   11/21/2005
6330819647               6.375         67265        1/1/2006   12/1/2020             180        581.34   3/1/2006    12/1/2005
6344164055                6.25         52000        2/1/2006    1/1/2021             180        445.87   3/1/2006   12/30/2005
6348641900               6.375         59000        1/1/2006   12/1/2020             180        509.91   2/1/2006   11/18/2005
6349236163               6.125        163541        2/1/2006    1/1/2021             180       1391.13   2/1/2006     1/3/2006
6349746161               6.375        150000        2/1/2006    1/1/2021             180       1296.38   2/1/2006   12/16/2005
6354918358                 6.5         69328        1/1/2006   12/1/2017             144        694.62   3/1/2006    12/1/2005
6356111614               6.375         81800        1/1/2006   12/1/2020             180        706.96   3/1/2006   11/28/2005
6357228045                6.75        335200        2/1/2006    1/1/2021             180       2966.22   3/1/2006   12/13/2005
6367163224               6.125         80193        2/1/2006    1/1/2018             144        787.77   3/1/2006     1/3/2006
6371570091               6.125         65352        2/1/2006    1/1/2016             120        729.66   2/1/2006     1/3/2006
6372846490               6.375         72168        1/1/2006   12/1/2018             156        681.66   2/1/2006    12/1/2005
6375904296               6.375         42500        1/1/2006   12/1/2020             180        367.31   2/1/2006   11/28/2005
6385953507                6.25         65000        2/1/2006    1/1/2021             180        557.33   2/1/2006    12/7/2005
6386445792               6.375        368000        3/1/2006    2/1/2021             180       3180.45   3/1/2006    1/12/2006
6396989581               6.125        100000        1/1/2006   12/1/2020             180        850.63   2/1/2006   11/28/2005
6405315406                 6.5         79000        3/1/2006    2/1/2021             180        688.18   3/1/2006    1/23/2006
6407570925                6.25        300000        2/1/2006    1/1/2021             180       2572.27   2/1/2006   12/12/2005
6423522439                6.25        103200        2/1/2006    1/1/2021             180        884.87   2/1/2006   12/15/2005
6430298114                6.25         56000        2/1/2006    1/1/2021             180        480.16   2/1/2006   12/14/2005
6430878212                   7         80000        1/1/2006   12/1/2020             180        719.07   2/1/2006   11/23/2005
6433730196               6.375         38500        1/1/2006   12/1/2015             120        434.72   2/1/2006   11/18/2005
6434103583                 6.5         93237        1/1/2006   12/1/2020             180         812.2   2/1/2006    12/1/2005
6452192674               6.125         89000        2/1/2006    1/1/2021             180        757.06   2/1/2006   12/28/2005
6453976232               6.125        144364        1/1/2006   12/1/2020             180          1228   2/1/2006   11/18/2005
6454217800                6.25        142500        2/1/2006    1/1/2021             180       1221.83   2/1/2006   12/29/2005
6457600291               6.375         79200        2/1/2006    1/1/2021             180        684.49   2/1/2006   12/15/2005
6457891437               6.375         36112        1/1/2006   12/1/2017             144        359.45   2/1/2006    12/1/2005
6461356005               6.375        104457        2/1/2006    1/1/2021             180        902.78   2/1/2006   12/16/2005
6466681977               6.375         68800        2/1/2006    1/1/2021             180        594.61   2/1/2006    12/5/2005
6469434226                6.25         81306        1/1/2006   12/1/2020             180        697.14   2/1/2006   12/23/2005
6470178929                6.25         44500        2/1/2006    1/1/2021             180        381.56   3/1/2006   12/29/2005
6471276367               6.625          9630        3/1/2006    2/1/2021             180         84.56   3/1/2006    1/20/2006
6472214862                 6.5         77600        1/1/2006   12/1/2020             180        675.98   2/1/2006    12/1/2005
6487148139               6.125         42000        3/1/2006    2/1/2021             180        357.27   3/1/2006    1/18/2006
6488856474                 6.5        100800        2/1/2006    1/1/2021             180        878.08   3/1/2006   12/19/2005
6489345147               6.125         66225        2/1/2006    1/1/2021             180        563.33   2/1/2006     1/3/2006
6489421401               6.375        336315        1/1/2006   12/1/2020             180       2906.61   2/1/2006   11/28/2005
6491524242                6.25         86565        1/1/2006   12/1/2020             180        742.23   2/1/2006    12/1/2005
6493421553                 6.5         98774        2/1/2006    1/1/2021             180        860.43   2/1/2006     1/3/2006
6493636820               6.125        100000        1/1/2006   12/1/2020             180        850.63   2/1/2006   11/28/2005
6500956237               6.125        650000        2/1/2006    1/1/2021             180       5529.07   3/1/2006   12/28/2005
6505920584               6.625         45000        3/1/2006    2/1/2021             180         395.1   3/1/2006     1/5/2006
6508145239               6.125         46150        1/1/2006   12/1/2020             180        392.57   2/1/2006   11/30/2005
6515636121                6.25        204000        1/1/2006   12/1/2020             180       1749.15   2/1/2006   11/28/2005
6519795188                 6.5        180000        3/1/2006    2/1/2021             180          1568   3/1/2006    1/13/2006
6527302738               6.125        279224        2/1/2006    1/1/2021             180       2375.15   2/1/2006   12/29/2005
6528814335                 6.5         82400        2/1/2006    1/1/2021             180         717.8   2/1/2006   12/30/2005
6528899096               6.375         61001        1/1/2006   12/1/2020             180        527.21   2/1/2006   11/25/2005
6529170745               6.625         58505        2/1/2006    1/1/2021             180        513.68   2/1/2006   12/29/2005
6534048795               6.375         75000        3/1/2006    2/1/2021             180        648.19   3/1/2006    1/19/2006
6534689101               6.375         57000        2/1/2006    1/1/2021             180        492.63   2/1/2006    12/9/2005
6536162776               6.375        260000        3/1/2006    2/1/2021             180       2247.06   3/1/2006    1/23/2006
6537698430                6.75        133000        2/1/2006    1/1/2021             180       1176.93   2/1/2006   12/16/2005
6542571010               6.375         35823        1/1/2006   12/1/2020             180        309.61   2/1/2006    12/2/2005
6542946766               6.125         23200        2/1/2006    1/1/2021             180        197.35   2/1/2006   12/30/2005
6543427329               6.125         62400       11/1/2005   10/1/2020             180         530.8   2/1/2006    9/13/2005
6544483255                6.75        298000        2/1/2006    1/1/2021             180       2637.04   3/1/2006   12/12/2005
6554687217                 6.5         35000        2/1/2006    1/1/2021             180        304.89   2/1/2006   12/12/2005
6570195310                6.25         55000        2/1/2006    1/1/2021             180        471.59   2/1/2006    12/8/2005
6583324766                6.25        350000        2/1/2006    1/1/2021             180       3000.99   2/1/2006   12/22/2005
6583495657               6.125        102260        3/1/2006    2/1/2021             180        869.85   3/1/2006     1/3/2006
6584981515               6.125        131200        2/1/2006    1/1/2021             180       1116.03   2/1/2006    12/2/2005
6587416253               6.625         69950        1/1/2006   12/1/2020             180        614.16   2/1/2006   11/30/2005
6590313174                6.25         60320        2/1/2006    1/1/2021             180         517.2   3/1/2006     1/3/2006
6590718968               6.125         81299        2/1/2006    1/1/2021             180        691.55   2/1/2006     1/3/2006
6592887639               6.125         31000        1/1/2006   12/1/2020             180         263.7   2/1/2006   11/21/2005
6593612960                6.25         27409        2/1/2006    1/1/2021             180        235.02   4/1/2006   12/12/2005
6597600607               6.375         42000        1/1/2006   12/1/2020             180        362.99   2/1/2006   11/16/2005
6598902705               6.875        227200        2/1/2006    1/1/2021             180        2026.3   2/1/2006    12/9/2005
6602212133               6.625         56000        1/1/2006   12/1/2020             180        491.68   2/1/2006   11/23/2005
6604085065                6.75         32000        2/1/2006    1/1/2021             180        283.18   2/1/2006   12/16/2005
6605881470                6.25         94400        2/1/2006    1/1/2021             180        809.41   3/1/2006   12/14/2005
6609430472               6.375         92239        2/1/2006    1/1/2021             180        797.18   2/1/2006   12/21/2005
6611617868               6.125         39156        3/1/2006    2/1/2021             180        333.08   3/1/2006    1/20/2006
6614074562                 6.5        210000        3/1/2006    2/1/2021             180       1829.33   3/1/2006    1/18/2006
6615525125               6.375         28800        3/1/2006    2/1/2021             180        248.91   3/1/2006    1/10/2006
6622270210               6.375         32000        2/1/2006    1/1/2021             180        276.57   3/1/2006   12/19/2005
6629753606                6.25        439200        1/1/2006   12/1/2020             180       3765.81   2/1/2006    12/5/2005
6630022447               6.125        520000        1/1/2006   12/1/2020             180       4423.26   2/1/2006   11/28/2005
6630444575               6.375         56200        3/1/2006    2/1/2021             180        485.71   3/1/2006     1/4/2006
6631983290                6.25        145000        1/1/2006   12/1/2020             180       1243.27   2/1/2006   11/17/2005
6632032253                 6.5        510000        3/1/2006    2/1/2021             180       4442.65   3/1/2006    1/17/2006
6635966614               6.875        144900        3/1/2006    2/1/2021             180        1292.3   3/1/2006    1/11/2006
6636114560                 6.5         60000        2/1/2006    1/1/2021             180        522.67   3/1/2006    12/9/2005
6636244383                 6.5         92389        3/1/2006    2/1/2021             180        804.81   3/1/2006    1/23/2006
6640731763                 6.5         28000        2/1/2006    1/1/2021             180        243.92   3/1/2006   12/30/2005
6643967711               6.125         30800        3/1/2006    2/1/2021             180           262   3/1/2006    1/20/2006
6645822757                6.25         95000        3/1/2006    2/1/2021             180        814.56   3/1/2006    1/19/2006
6646085941               6.125        109767        2/1/2006    1/1/2021             180        933.71   2/1/2006     1/3/2006
6646728920                7.25         34000        2/1/2006    1/1/2021             180        310.38   2/1/2006   12/29/2005
6649048557                6.25         85000        3/1/2006    2/1/2021             180        728.81   3/1/2006    1/18/2006
6652659464                6.25         85000        1/1/2006   12/1/2020             180        728.81   2/1/2006   11/28/2005
6655101662               6.125        100000        2/1/2006    1/1/2021             180        850.63   3/1/2006     1/3/2006
6655477997               6.375        177500        2/1/2006    1/1/2021             180       1534.05   3/1/2006   12/28/2005
6660148070               6.125         63700        2/1/2006    1/1/2021             180        541.85   2/1/2006     1/3/2006
6662690251                6.25        393750        2/1/2006    1/1/2021             180       3376.11   2/1/2006   12/21/2005
6673935836                6.25         22759        2/1/2006    1/1/2016             120        255.54   2/1/2006     1/3/2006
6674734170               6.375        116000        3/1/2006    2/1/2021             180       1002.54   3/1/2006     1/9/2006
6682540627               6.125         56163        2/1/2006    1/1/2021             180        477.74   2/1/2006     1/3/2006
6684940007                 6.5         80000        3/1/2006    2/1/2021             180        696.89   3/1/2006    1/11/2006
6692314559               6.125        178063        2/1/2006    1/1/2021             180       1514.65   2/1/2006     1/3/2006
6695244167                6.25        140000        3/1/2006    2/1/2021             180        1200.4   3/1/2006     1/3/2006
6700333849               6.125        150000        3/1/2006    2/1/2021             180       1275.94   3/1/2006     1/6/2006
6708829087                 6.5         34800        3/1/2006    2/1/2021             180        303.15   3/1/2006    1/23/2006
6713495403                6.25         75000        2/1/2006    1/1/2021             180        643.07   2/1/2006    12/7/2005
6714195218               6.125         54164        1/1/2006   12/1/2020             180        460.74   2/1/2006   12/14/2005
6715960677                6.25         38000        2/1/2006    1/1/2021             180        325.83   3/1/2006   12/20/2005
6718769257                6.75         55000        3/1/2006    2/1/2021             180        486.71   3/1/2006    1/17/2006
6719353549               6.125        470000        3/1/2006    2/1/2021             180       3997.94   3/1/2006    1/23/2006
6729395738                   7        150000        2/1/2006    1/1/2021             180       1348.25   2/1/2006   12/16/2005
6737530524               6.125         49983        1/1/2006   12/1/2020             180        425.17   3/1/2006    12/1/2005
6740623126               6.125        305000        3/1/2006    2/1/2021             180       2594.41   3/1/2006    1/18/2006
6743852938               6.375         34400        3/1/2006    2/1/2021             180        297.31   3/1/2006    1/13/2006
6744133981               6.375        187000        3/1/2006    2/1/2021             180       1616.15   3/1/2006    1/25/2006
6744206175               6.375        107688        1/1/2006   12/1/2020             180         930.7   2/1/2006   11/29/2005
6747983457               6.375         47000        2/1/2006    1/1/2021             180         406.2   2/1/2006    12/8/2005
6758599770                 6.5         89600        1/1/2006   12/1/2020             180        780.52   2/1/2006   11/23/2005
6758614652                 6.5        112000        2/1/2006    1/1/2021             180        975.65   3/1/2006   12/30/2005
6759658468                 6.5         29000        3/1/2006    2/1/2021             180        252.63   3/1/2006    1/13/2006
6761349064                6.25         28913        2/1/2006    1/1/2021             180        247.91   3/1/2006     1/3/2006
6762568845               7.125        146821        2/1/2006    1/1/2021             180       1329.96   2/1/2006   12/14/2005
6763337463               6.875         96850        2/1/2006    1/1/2021             180        863.77   3/1/2006    12/7/2005
6765653677                   7         60000        3/1/2006    2/1/2021             180         539.3   3/1/2006     1/6/2006
6768438043                6.25         68000        2/1/2006    1/1/2021             180        583.05   3/1/2006   12/29/2005
6776084417               6.375        189787        2/1/2006    1/1/2021             180       1640.24   3/1/2006     1/3/2006
6777496511               6.375         72000        2/1/2006    1/1/2021             180        622.27   3/1/2006   12/29/2005
6778527140               6.125        122000        3/1/2006    2/1/2021             180       1037.77   3/1/2006    1/23/2006
6780696305               6.625         52800        2/1/2006    1/1/2021             180        463.59   2/1/2006   12/15/2005
6785328698               6.375         68000        3/1/2006    2/1/2021             180         587.7   3/1/2006    1/17/2006
6786281086               6.875         48000        2/1/2006    1/1/2019             156        466.24   2/1/2006   12/19/2005
6797751929                 6.5         47570        1/1/2006   12/1/2020             180        414.39   2/1/2006    12/1/2005
6804648688               6.375        177600        1/1/2006   12/1/2020             180       1534.91   3/1/2006   11/15/2005
6805262059                6.25         72398        3/1/2006    2/1/2021             180        620.76   3/1/2006    1/17/2006
6806116718               6.375         31800        2/1/2006    1/1/2021             180        274.84   2/1/2006   12/22/2005
6806848302               6.125         92000        3/1/2006    2/1/2021             180        782.58   3/1/2006    1/11/2006
6812850276                6.25         39150        3/1/2006    2/1/2021             180        335.69   3/1/2006     1/5/2006
6814267115                6.25        417000        2/1/2006    1/1/2021             180       3575.46   3/1/2006   12/28/2005
6817272468                6.25        278000        1/1/2006   12/1/2020             180       2383.64   2/1/2006   11/29/2005
6839627392                6.25        178446        3/1/2006    2/1/2021             180       1530.04   4/1/2006    1/10/2006
6841979070               6.375        200000        2/1/2006    1/1/2021             180       1728.51   3/1/2006     1/5/2006
6842167410                 6.5         43139        1/1/2006   12/1/2017             144        432.22   2/1/2006    12/1/2005
6852712931               6.375         84400        2/1/2006    1/1/2021             180        729.43   2/1/2006   12/28/2005
6861455688               6.125        108000        2/1/2006    1/1/2021             180        918.68   3/1/2006   12/28/2005
6862187868                6.75        192000        3/1/2006    2/1/2021             180       1699.03   3/1/2006    1/13/2006
6870080121                6.75         63900        2/1/2006    1/1/2021             180        565.46   2/1/2006    12/5/2005
6870368500                 6.5         67500        2/1/2006    1/1/2021             180           588   2/1/2006   12/21/2005
6881441775                6.25        120000        3/1/2006    2/1/2021             180       1028.91   3/1/2006    1/13/2006
6881599093               6.375         25200        1/1/2006   12/1/2020             180         217.8   2/1/2006   11/28/2005
6884824738                   7         27900        2/1/2006    1/1/2021             180        250.78   2/1/2006   12/21/2005
6889817307               6.625         36000        2/1/2006    1/1/2021             180        316.08   3/1/2006    12/9/2005
6890009159                6.25         61200        1/1/2006   12/1/2020             180        524.75   2/1/2006    12/1/2005
6891519032               6.375         62139        1/1/2006   12/1/2020             180        537.04   2/1/2006    12/1/2005
6894897385                6.25        700000        3/1/2006    2/1/2021             180       6001.97   3/1/2006    1/24/2006
6896407993                6.25         48300        2/1/2006    1/1/2021             180        414.14   2/1/2006   12/14/2005
6902215356                7.25         60000        2/1/2006    1/1/2021             180        547.72   3/1/2006   12/12/2005
6909515527               6.125        113196        1/1/2006   12/1/2020             180        962.88   2/1/2006    12/1/2005
6916762690               6.375         61188        2/1/2006    1/1/2021             180        528.82   2/1/2006    12/8/2005
6916995639               6.125         65000        3/1/2006    2/1/2021             180        552.91   3/1/2006    1/17/2006
6918863603               6.125         33600        3/1/2006    2/1/2021             180        285.81   3/1/2006    1/13/2006
6920350656               6.125         43000        3/1/2006    2/1/2021             180        365.77   3/1/2006    1/17/2006
6923153156               6.875        108000        1/1/2006   12/1/2020             180        963.21   3/1/2006   11/28/2005
6924185876               6.375         40300        1/1/2006   12/1/2020             180         348.3   2/1/2006   11/28/2005
6930610800               6.125        187293        1/1/2006   12/1/2020             180       1593.17   2/1/2006    12/1/2005
6939244668               6.125        319500        2/1/2006    1/1/2021             180       2717.75   2/1/2006    12/5/2005
6940079640               6.375         42500        2/1/2006    1/1/2021             180        367.31   2/1/2006   12/21/2005
6940850859                 6.5         88000        1/1/2006   12/1/2020             180        766.58   2/1/2006   11/23/2005
6942606036                6.25        100000        2/1/2006    1/1/2021             180        857.43   3/1/2006    12/7/2005
6953288195               6.375         74000        2/1/2006    1/1/2021             180        639.55   3/1/2006    12/5/2005
6958272251               6.125         94124        2/1/2006    1/1/2021             180        800.65   3/1/2006     1/3/2006
6964957176               6.125         62000        2/1/2006    1/1/2021             180        527.39   2/1/2006   12/30/2005
6967391845               6.125         91641        2/1/2006    1/1/2021             180        779.53   2/1/2006     1/3/2006
6968425097                6.25        121982        1/1/2006   12/1/2020             180       1045.91   2/1/2006    12/1/2005
6970724727               6.375         49000        1/1/2006   12/1/2020             180        423.49   3/1/2006   11/28/2005
6972998139                 6.5         80000        3/1/2006    2/1/2021             180        696.89   3/1/2006    1/11/2006
6980220351                6.25         36000        2/1/2006    1/1/2021             180        308.68   2/1/2006   12/22/2005
6986282181                6.25        116000        2/1/2006    1/1/2021             180        994.62   4/1/2006   12/29/2005
6987897326                 6.5         75200        3/1/2006    2/1/2021             180        655.08   3/1/2006    1/11/2006
6989217325               6.375         62000        2/1/2006    1/1/2021             180        535.84   3/1/2006   12/30/2005
6989244865               6.625         64000        2/1/2006    1/1/2021             180        561.92   2/1/2006   12/13/2005
6990934074               6.375        175000        2/1/2006    1/1/2021             180       1512.44   3/1/2006   12/30/2005
6999494195                6.25        147000        2/1/2006    1/1/2021             180       1260.42   2/1/2006    12/2/2005


   Loan        Remaining           Scheduled         Credit   Appraisal    Sales
  Number     Term (Months)   Principal Balance ($)   Score      Value      Price
---------------------------------------------------------------------------------
3302932011             176                48649.34      784       55000     55000
3303072148             176                88453.32      787      102000    100000
3303311850             180                 34687.1      602       80509         0
3303339687             180                   41144      737       53000         0
3303356590             180                78597.63      839      117000     99000
3303373611             119               102761.52      740      130000         0
3303467231             180                61591.99      732       90000         0
3303469435             180                65232.04      630       77000     77000
3303475481             180                   46800      744       58000     52000
3303476273             179                61585.98      725       76000     69000
3303482768             180                 69072.2      760      169727         0
3303483881             179                48796.27      682       62000     61500
3303487171             180               212282.16      784      305000         0
3303493765             179                44696.26      753       68000         0
3303505162             180                80061.54      681      118000         0
3303507630             180                97963.68      644      192900         0
3303514388             179                 87594.9      751      125000         0
3303520385             179                89386.05      786      170000    145000
3303520997             179                 59643.7      798       80000         0
3303530863             179                 88823.6      674      145000         0
3303532182             179                99325.05      825      978000         0
3303542330             180                54668.02      715       89000         0
3303543064             179                43853.47      681       78000     55000
3303545028             179                59595.03      765      106417    117500
3303548782             180                62781.48      642       92000         0
3303550374             179                34771.23      749       44000         0
3303551232             180                55018.14      748       69000         0
3303552354             180                   45000      748       52500     50000
3303553105             179                95365.75      695      132399    120000
3303553618             180                31593.29      699       50000         0
3303564383             180                45240.46      779      101500         0
3303565083             179               100660.04      757      147000         0
3303565174             180                 44846.9      725      147000         0
3303566867             180                54220.78      696       68000     68000
3303569796             180               102653.31      713      429000         0
3303577286             180                   88880      696      146000    111100
3303578953             180                77590.76      732       87000     86500
3303586410             179                61830.77      762      119000         0
3303588895             180                   65110      745       96620         0
3303592368             180                   50000      715       62500         0
3303593267             120                32799.99      688       45000         0
3303594133             180                58190.98      776       78000         0
3303595809             180                75749.62      783       96000     95000
3303598852             180                  157325      756      500000         0
3303599181             180                91828.03      731      130746         0
3303601789             179                48113.51      691       69000         0
3303601813             180                33765.11      743      114800         0
3303609766             180                  106090      798      216000         0
3303610129             180                62620.77      792       90000         0
3303614048             179                56712.54      648      239300         0
3303614717             180                62790.21      753       90000         0
3303616092             180               222520.52      797      282500    279080
3303616449             179                180856.2      759      393000    391500
3303616910             180                32896.59      631       45500         0
3303625200             180               107555.69      667      147000    135525
3303629756             180                  232780      694      378000         0
3303633832             179                65637.32      754      375000         0
3303635647             180                   44860      647       77819         0
3303646008             179                61397.06      763       88000         0
3303648541             180                66181.25      800       85000     83000
3303654309             179                49842.25      613      104085     80000
3303660439             180                279048.5      749      650000         0
3303664217             180                   56135      704       75000         0
3303666055             119                93144.84      721      518000         0
3303667996             179                31097.21      690       83550     39000
3303677441             180                  189703      766      686000         0
3303680551             180                   87200      716      109000         0
3303681427             180                  123600      659      194200         0
3303688166             180                   51500      697      108921         0
3303695880             180                  139999      755      200000         0
3303701589             180                  194400      792      265000    243000
3303702751             179                43779.28      772      216000         0
3303703619             180                  265000      740      680000    545200
3303704310             179               285503.09      773     2726000         0
3303704591             180                  232000      789      290000         0
3303705192             180                   47750      642      125000         0
3303705960             180                   48925      632       70000         0
3303735066             180                   80000      774      115000    100000
3303738813             180                  113194      813      619000         0
3303754836             180                   49500      770       58000     55000
3303756765             180                   94000      793      554000         0
3303767150             180                   61500      623      126000         0
3303797934             180                   63992      636      188000         0
6008410299             179               132189.05      725      242000         0
6008691906             180               298979.37      663      440000    437500
6012510795             180               325163.58      769      473000         0
6015049940             179               115208.69      744      255000         0
6016038462             180                   52000      702       65000     65000
6024409887             179                87412.34      759      111000         0
6024692367             119                 86786.8      795      228400         0
6027479721             119                74554.64      659      400000         0
6029475081             180                19286.25      698       23000     21500
6035215307             180                  256000      785      320000    330000
6042919958             179                61893.21      729       79000     69000
6051591516             179               366075.66      781      490000    489750
6071082819             179                78758.78      704      130000         0
6071787862             180               174441.85      680      220000         0
6076244307             180               149489.69      683      250000    250000
6081507979             120                   27801      756       42500         0
6091472446             180                53020.93      749       76000         0
6094759203             180                   37800      669       54000         0
6099882554             180                98175.49      705      390000         0
6105917410             180                  187868      653      325000    234835
6107946763             176                55823.87      765       95000         0
6114935221             179                30868.16      673      125000     38710
6119274469             179               129122.58      770      216400         0
6125984952             180                  122000      785      165000    152500
6134114963             179               142728.24      707      179000    179000
6134208047             180                  110000      743      375000         0
6136697445             180                   82500      800      127400    132500
6136824148             179                99844.16      668      385715         0
6139029679             180                   33000      743       44000     42000
6141581014             180                55813.51      695       89000         0
6147923558             179                76438.14      782      111000         0
6148457515             180                89709.83      786      130812         0
6149734748             179                62545.73      705      150000         0
6150681283             180                   19200      654       36000     24000
6150851936             180                   92200      717      165000         0
6151165963             180                  269000      721      342500         0
6156222355             180               174417.25      705      305000         0
6157375434             179                57607.54      692       82857         0
6166295078             180                   86000      785      120000         0
6179237745             179               123584.58      685      155000         0
6179580110             179                60422.14      799       96500         0
6180320316             179                90610.08      762      135000    132900
6185117865             180                47813.68      734       61000     60000
6185472104             179               150462.37      787      417000         0
6193853337             180               128575.02      748      172000         0
6196656471             179                49247.22      668       55000     54900
6197302802             180               106839.17      743      152000    134000
6204242314             180                  248000      679      622000         0
6211160863             180               132552.33      816      550000         0
6211862971             180                   84000      788      126000    105000
6212035825             179                53643.24      745       68000     60000
6232057221             179                79733.59      800      130000    103500
6239978866             180                   88000      796      112000         0
6242198908             180                   55999      688       74000         0
6247299891             178                82001.63      699      132000         0
6249215762             180                   42500      641       88800         0
6260836751             179               106968.88      793      158000    143584
6280288496             177                72852.91      727       92000         0
6287683103             180                36876.78      637       53000         0
6290833174             179                56647.01      751      160000         0
6300324362             179                69961.17      748       95000         0
6303000092             179               137058.62      648      200000         0
6303348194             178               100997.17        0      268000         0
6306280659             180                   40800      620       51000     51000
6308173712             180                40167.23      623       84853         0
6309309935             180                  280000      737      461000         0
6312986364             179                44397.36      684       57000     56000
6315699790             119                69732.68      785      437600         0
6318219372             180                42261.81      638       53000     53000
6318708408             179               297996.67      643      724700         0
6318972376             180               326919.43      744      410000         0
6320728634             180                   36000      791       45000         0
6325960828             180                42758.34      751      244000         0
6326102438             179               258245.18      708      325000    325000
6326351720             179               120509.88      704      220000         0
6328274243             180                  114000      722      335000         0
6329389867             179                63270.06      759       85000         0
6330819647             179                66815.83      694      200000         0
6344164055             179                51824.96      813       75000     65000
6348641900             179                58606.01      698      118500         0
6349236163             179               162984.61      803      280000         0
6349746161             180                149500.5      685      262000    225000
6354918358             143                66531.01      787      132500         0
6356111614             179                81253.76      708      125000     93000
6357228045             180               334119.28      755      419000    419000
6367163224             143                79814.55      676      134500         0
6371570091             119                64955.91      812      162950         0
6372846490             155                71569.88      761      179000         0
6375904296             179                42216.19      798      404000    400000
6385953507             179                64781.21      704      109000         0
6386445792             180                  368000      659      460000         0
6396989581             179                99317.84      733      169000         0
6405315406             180                   79000      697      125000         0
6407570925             180               298990.23      782      485000         0
6423522439             180               102852.63      743      131000    129000
6430298114             180                55811.51      658       80000         0
6430878212             179                79493.72      770      100000         0
6433730196             119                 38038.4      748       57500     53500
6434103583             179                   92621      773      150000         0
6452192674             179                88697.21      698      396000         0
6453976232             179               143379.21      712      185000    180455
6454217800             179               142020.36      793      195000    190000
6457600291             179                78936.26      731       88000     88000
6457891437             143                 35775.9      767      116500         0
6461356005             180               104109.15      701      149224         0
6466681977             180                68570.89      738       96000     86000
6469434226             179                80757.23      682      260115         0
6470178929             179                44329.85      789       50000     49500
6471276367             180                    9630      721       16000     10700
6472214862             179                77087.32      718       99000     97000
6487148139             180                   42000      656       56000         0
6488856474             180               100467.92      775      127000    126000
6489345147             179                65999.69      798      304000         0
6489421401             179               334069.17      794      850000    831264
6491524242             179                85980.74      722      306000         0
6493421553             179                 98448.6      711      180000         0
6493636820             179                99317.84      733      169000         0
6500956237             179               647788.64      789     1600000         0
6505920584             180                   45000      674       61000         0
6508145239             179                45835.18      722       64000         0
6515636121             179               202623.12      731      323000    255000
6519795188             180                  180000      679      600000         0
6527302738             179               278274.06      692      401000    349031
6528814335             179                82128.53      707      131000    103000
6528899096             179                60593.64      669      145000         0
6529170745             179                58314.32      716       82139         0
6534048795             180                   75000      700      147000         0
6534689101             180                56810.18      654      104000     83650
6536162776             180                  260000      699      325000         0
6537698430             180                132571.2        0      194000    190000
6542571010             179                 35533.5      757      133000         0
6542946766             179                23121.07      764       45000     29000
6543427329             177                61271.52      796       80000     78500
6544483255             180               296676.25      668      512000         0
6554687217             180                34884.69      786       55000     45000
6570195310             180                54814.87      694       82000         0
6583324766             180               348821.93      740      555000         0
6583495657             180                  102260      721      130000    127825
6584981515             180               130753.64      798      164000    164000
6587416253             179                69475.95      692      100000         0
6590313174             179                60116.97      713      170000         0
6590718968             179                81022.41      806      185000         0
6592887639             179                30788.52      668       45000         0
6593612960             180                27272.64      756       32000     30455
6597600607             179                41719.53      770      200000         0
6598902705             180               226475.37      687      293000    286044
6602212133             179                55633.97      723       70000         0
6604085065             180                31896.82      656       45000     40000
6605881470             179                94082.26      771      118000    118000
6609430472             180                91931.84      767      116000    115299
6611617868             180                   39156      722       60000     43507
6614074562             180                  210000      713      270000    270000
6615525125             180                   28800      786       40000     36000
6622270210             180                31893.43      733       78913     40000
6629753606             178               436235.68      691      550000    549000
6630022447             178               516452.79      748      837600         0
6630444575             180                   56200      699       81000         0
6631983290             179               144021.34      794      498000         0
6632032253             180                  510000      682     1310000         0
6635966614             180                  144900      769      207000         0
6636114560             180                59802.12      755       81000     80000
6636244383             180                   92389      790      345100         0
6640731763             179                27850.75      812       41000         0
6643967711             180                   30800      682       42000     38500
6645822757             180                   95000      769      235000         0
6646085941             179               109393.56      798      140000         0
6646728920             179                33895.04      749       43000     42500
6649048557             180                   85000      783      173500    170000
6652659464             179                84426.31      730      600000         0
6655101662             179                99610.42      778      319000         0
6655477997             179               176908.92      686      375000         0
6660148070             179                63483.29      775       84000         0
6662690251             180               392424.67      664      525000         0
6673935836             119                   22622      766       81000         0
6674734170             180                  116000      782      145000    145000
6682540627             179                55971.93      754      131000         0
6684940007             180                   80000      619      100000         0
6692314559             179               177457.21      764      240000         0
6695244167             180                  140000      805      224000    175000
6700333849             180                  150000      703      215000         0
6708829087             180                   34800      791       48000     43525
6713495403             180                74747.56      788      120000         0
6714195218             179                53628.82      770      248400         0
6715960677             180                37867.92      692       62850     53000
6718769257             180                   55000      633      158000         0
6719353549             180                  470000      622      810000         0
6729395738             179               149526.75      809      273000    250000
6737530524             179                49642.03      742      115000     90983
6740623126             180                  305000      716      430300         0
6743852938             180                   34400      687       43000     43000
6744133981             180                  187000      701      198000         0
6744206175             179               106968.88      793      146000    143584
6747983457             180                46843.49      794       63000         0
6758599770             179                89008.02      763      115000    112000
6758614652             179               111631.02      821      152000    140000
6759658468             180                   29000      741       39000         0
6761349064             179                28815.68      750       47000         0
6762568845             180               146362.79      745      210000         0
6763337463             180                 96541.1      762      150000    141900
6765653677             180                   60000      644       75000     75000
6768438043             179                67771.12      696       85000         0
6776084417             179                  189155      763      324000         0
6777496511             179                71760.23      707       90000         0
6778527140             180                  122000      673      200000         0
6780696305             180                52627.91      772       75000         0
6785328698             180                   68000      666      185000    165000
6786281086             155                47808.76      735       62000     55000
6797751929             179                47255.71      734      218000         0
6804648688             179               176414.04      807      222000    222000
6805262059             180                   72398      752      363000         0
6806116718             180                 31694.1      805       52500     46800
6806848302             180                   92000      805      115000    115000
6812850276             180                   39150      756       44000     43500
6814267115             179               415596.41      800      650000    650000
6817272468             179               275713.05      710      446000         0
6839627392             180                  178446      638      311000         0
6841979070             179               199333.99      794      375000         0
6842167410             143                42672.68      762      100500         0
6852712931             179                84118.95      731      113464         0
6861455688             180               107632.57      755      155000         0
6862187868             180                  192000      745      240000         0
6870080121             180                63693.98      755       76000     71000
6870368500             179                67277.63      727       81000     75000
6881441775             180                  120000      779      160000         0
6881599093             179                25031.71      723       29500     28000
6884824738             180                27811.97      769       31000     31000
6889817307             180                35882.67      730      140000         0
6890009159             179                60786.93      797       80000     76500
6891519032             179                61717.34      747       91000         0
6894897385             180                  700000      760     1022700         0
6896407993             180                48137.42      702       69000         0
6902215356             180                59814.78      757       77000     75000
6909515527             179               111743.78      791      290000         0
6916762690             180                60984.24      794       84000         0
6916995639             180                   65000      744       88000         0
6918863603             180                   33600      718       45000     42000
6920350656             180                   43000      781       63000         0
6923153156             179               107309.11      771      153000    135000
6924185876             179                40030.87      614       85000         0
6930610800             179               185674.15      715      617875         0
6939244668             180               318413.03      804      880000         0
6940079640             180                42358.47      793      104000    102500
6940850859             179                87396.34      723      113000    110000
6942606036             180                 99663.4      654      125000    125000
6953288195             180                73753.58      796       93000     92500
6958272251             179                93104.42      795      684211         0
6964957176             179                61789.07      715       72000         0
6967391845             179                91329.22      798      410000         0
6968425097             179               121158.68      722      200000         0
6970724727             179                   48000      658       86628         0
6972998139             180                   80000      619      100000         0
6980220351             179                35878.82      742       52300     45000
6986282181             179               115609.55      770      145000    145000
6987897326             180                   75200      619       94000         0
6989217325             179                61793.54      729       90000         0
6989244865             180                63791.41      644       80000         0
6990934074             179               174417.25      722      300000         0
6999494195             180               146505.21      691      210000         0

Loan Count:                         341
Scheduled PB
as February 1, 2006:     $36,607,295.49
Unpaid PB W/A:              $107,352.77
W/A Interest Rate:                6.354
W/A Remaining Term:        178.7 months

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   Wells Fargo Bank, N.A.
      1015 10th Avenue, S.E.
      Minneapolis, Minnesota 55414-0031
      Attn:  Inventory Control (BoALT 2006-2)

      Re: The Pooling and Servicing Agreement dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
---------------------

Mortgagor Name, Address & Zip Code:
-----------------------------------

Reason for Requesting Documents (check one)
-------------------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________


                                       By:
                                          --------------------------------------
                                          (authorized signer of Bank of
                                          America, National Association)

                                       Issuer:
                                              ----------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                      Date:
                                           -------------------------------------

Custodian
---------
Wells Fargo Bank, N.A.

Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature   Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian   Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

                               [_______________],

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BoALT 2006-2

      Re: Banc of America Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2, Class ___, having an initial aggregate Certificate Balance as of February 27, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferor)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BoALT 2006-2

      Re: Banc of America Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2, Class ___, having an initial aggregate Certificate Balance as of February 27, 2006 of $[_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferor)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    --------------------------------------------
                                    (Nominee)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and Wells Fargo Bank, N.A., as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.



                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                          --------------------------------------


--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and Wells Fargo Bank, N.A., as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.


            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    --------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    IF AN ADVISER:

                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                    Date:
                                          --------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BoALT 2006-2

      Re: Banc of America Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2, Class ___, having an initial aggregate Certificate Principal Balance as of February 27, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,


                                    --------------------------------------------
                                    (Transferee)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                          --------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    --------------------------------------------
                                    (Nominee)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BoALT 2006-2

      Re: Banc of America Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2, Class ___, having an initial aggregate Certificate Principal Balance as of February 27, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    --------------------------------------------
                                    (Transferee)


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                          --------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                  Banc of America Alternative Loan Trust 2006-2
                       Mortgage Pass-Through Certificates,
                                  Series 2006-2

STATE OF               )
                       ) ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 5-A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated February 27, 2006, (the "Agreement"), relating to the above-referenced Series, by and among Banc of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

      9. The taxpayer identification number of the Transferee's nominee is
___________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

      13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


      Personally appeared before me the above-named __________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ____________________,____


                                    --------------------------------------------
                                                  NOTARY PUBLIC


                                    My Commission expires the ____ day of
                                    ______________, ____

                                  ATTACHMENT A

                                       to

    AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF
                  1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

|_| The consideration paid to the Transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

                                       OR

|_| The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

      (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT J

                         CONTENTS OF THE SERVICING FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, National Association (the "Servicer") and ___________________ (the "Loss Mitigation Advisor").


                              PRELIMINARY STATEMENT



      _________________ (the "Purchaser") is the holder of the entire interest in Banc of America Alternative Loan Trust 2006-2; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Banc of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and Wells Fargo Bank, N.A., as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,


             Bank of America, National Association
             101 South Tryon Street
             Charlotte, North Carolina  28255
             Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,


             -----------------------


      (c) in the case of the Purchaser:


             -----------------------


      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, National Association


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          Loss Mitigation Advisor

                                          -----------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.


                                       Purchaser

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland

                                    EXHIBIT M

                  FORM OF INITIAL CERTIFICATION OF THE TRUSTEE

                                February 27, 2006


Banc of America Mortgage Securities, Inc.
Secondary Marketing
214 North Tryon Street
Charlotte, North Carolina  28255
NC1-022-05-10
Attn:  Jerald Jubulis

Bank of America, National Association
Secondary Marketing
214 North Tryon Street
Charlotte, North Carolina  28255
NC1-022-05-10
Attn:  Jerald Jubulis

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: BOAALT 2006-2

      Re: Banc of America Mortgage Securities, Inc. Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2, issued pursuant to a Pooling and Servicing Agreement, dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, either (i) it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule or (ii) if such original Mortgage Note has been lost, a copy of such original Mortgage Note, together with a lost note affidavit.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.



                                          WELLS FARGO BANK, N.A.,
                                          as Trustee


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT N

                  FORM OF FINAL CERTIFICATION OF THE TRUSTEE



                            [__________ __, ____]


Banc of America Mortgage Securities, Inc.
Secondary Marketing
214 North Tryon Street
Charlotte, North Carolina  28255
NC1-022-05-10
Attn:  Jerald Jubulis

Bank of America, National Association
Secondary Marketing
214 North Tryon Street
Charlotte, North Carolina  28255
NC1-022-05-10
Attn:  Jerald Jubulis

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: BOAALT 2006-2


      Re: Banc of America Mortgage Securities, Inc. Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2, issued pursuant to a Pooling and Servicing Agreement, dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee


Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                          WELLS FARGO BANK, N.A.,
                                          as Trustee


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT O

                      Form of Sarbanes-Oxley Certification

                  Banc of America Alternative Loan Trust 2006-2
                       Mortgage Pass-Through Certificates,
                                  Series 2006-2

      I, [________], a [_____________] of Bank of America, National Association (the "Servicer"), certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Banc of America Alternative Loan Trust 2006-2 (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. I am responsible for reviewing the activities performed by the Servicer and based upon my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the Servicer has fulfilled its obligations under the pooling and servicing agreement, dated February 27, 2006, among Banc of America Mortgage Securities, Inc., as depositor, Wells Fargo Bank, N.A., as trustee, and the Servicer; and

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Wells Fargo Bank, N.A.

[_________], 20

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT P

       Form of Certification to be Provided by the Trustee to the Servicer

                  Banc of America Alternative Loan Trust 2006-2
                       Mortgage Pass-Through Certificates,
                                  Series 2006-2

      Re: Banc of America Alternative Loan Trust 2006-2 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-2, issued pursuant to a Pooling and Servicing Agreement dated February 27, 2006 (the "Pooling Agreement"), among Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee

            The Trustee hereby certifies to the Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1. I have reviewed the annual report on Form 10 K for the fiscal year [___] (the "Annual Report"), and all reports on Form 10 D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

      2. To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

      3. To my knowledge, the distribution information required to be provided by the Trustee under the Pooling Agreement for inclusion in the Reports is included in the Reports;

      4. I am responsible for reviewing the activities performed by the Trustee under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Trustee required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Pooling Agreement in all material respects; and

      5. The report on assessment of compliance with servicing criteria for asset-backed securities of the Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                                          WELLS FARGO BANK, N.A.
                                             as Trustee

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT Q

         Servicing Criteria to be Addressed in Assessment of Compliance


------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria                                 Servicer    Trustee
-------------------- --------------------------------------------------------------------- ----------- ----------
                                       General Servicing Considerations
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Policies and procedures are instituted to monitor any performance         X           X
                     or other triggers and events of default in accordance with the
1122(d)(1)(i)        transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     If any material servicing activities are outsourced to third              X
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)      back-up servicer for the mortgage loans are maintained.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     A fidelity bond and errors and omissions policy is in effect on the       X
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                                      Cash Collection and Administration
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Payments on mortgage loans are deposited into the appropriate             X
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)        days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Disbursements made via wire transfer on behalf of an obligor or to        X           X
1122(d)(2)(ii)       an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Advances of funds or guarantees regarding collections, cash flows         X
                     or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)      transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with              X           X
                     respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Each custodial account is maintained at a federally insured               X           X
                     depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)        13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Unissued checks are safeguarded so as to prevent unauthorized             X           X
1122(d)(2)(vi)       access.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Reconciliations are prepared on a monthly basis for all                   X           X
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)      specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Reports to investors, including those to be filed with the                            X
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)        Servicer.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Amounts due to investors are allocated and remitted in accordance                     X
                     with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)       the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of                      X
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                         X
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                                          Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Collateral or security on mortgage loans is maintained as required        X           X
1122(d)(4)(i)        by the transaction agreements or related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Mortgage loan and related documents are safeguarded as required by        X           X
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Any additions, removals or substitutions to the asset pool are            X
                     made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)      requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Payments on mortgage loans, including any payoffs, made in                X
                     accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage
1122(d)(4)(iv)       loan documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     The Servicer's records regarding the mortgage loans agree with the        X
                     Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)        balance.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Changes with respect to the terms or status of an obligor's               X
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with
1122(d)(4)(vi)       the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Loss mitigation or recovery actions (e.g., forbearance plans,             X
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)      established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Records documenting collection efforts are maintained during the          X
                     period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)     is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Adjustments to interest rates or rates of return for mortgage loans       X
                     with variable rates are computed based on the related mortgage loan
1122(d)(4)(ix)       documents.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Regarding any funds held in trust for an obligor (such as escrow          X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)        number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Payments made on behalf of an obligor (such as tax or insurance           X
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)       other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Any late payment penalties in connection with any payment to be           X
                     made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer,
                     or such other number of days specified in the transaction                 X
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Delinquencies, charge-offs and uncollectible accounts are                 X           X
                     recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)      agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained       X           X
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ----------


[BANK OF AMERICA, NATIONAL ASSOCIATION] [WELLS FARGO BANK, N.A.]

Date:
      ------------------------------
6.
By:

Name:
       --------------------------------------

Title:
       --------------------------------------

                                   EXHIBIT R-1

                        ADDITIONAL FORM 10-D INFORMATION


--------------------------------------------------------------------------------
           Item on Form 10-D                        Party Responsible
--------------------------------------------------------------------------------
   Item 1: Distribution and Pool                        Depositor
       Performance Information                          Servicer
                                                        Trustee
  Any information required by Item
    1121 of Regulation AB which is
   not included on the Distribution
            Date Statement
--------------------------------------------------------------------------------
     Item 2: Legal Proceedings            (i) All parties to the Agreement (as
                                          to themselves), (ii) the Trustee and
                                           Servicer as to the Trust, (iii) the
                                           Depositor as to the Sponsor or any
   per Item 1117 of Regulation AB          Regulation AB Item 1100(d)(1) party
--------------------------------------------------------------------------------
 Item 3: Sale of Securities and Use                     Depositor
             of Proceeds
--------------------------------------------------------------------------------
    Item 4: Defaults Upon Senior                         Trustee
              Securities
--------------------------------------------------------------------------------
 Item 5: Submission of Matters to a                      Trustee
       Vote of Security Holders
--------------------------------------------------------------------------------
  Item 6: Significant Obligors of                          N/A
             Pool Assets
--------------------------------------------------------------------------------
  Item 7: Significant Enhancement                       Depositor
         Provider Information                            Trustee
--------------------------------------------------------------------------------
     Item 8: Other Information           Any party to the Agreement responsible
                                            for disclosure items on Form 8-K
--------------------------------------------------------------------------------
          Item 9: Exhibits                              Depositor
                                                         Trustee
--------------------------------------------------------------------------------

                                   EXHIBIT R-2

                        ADDITIONAL FORM 10-K INFORMATION

--------------------------------------------------------------------------------
          Item on Form 10-K                       Party Responsible
--------------------------------------------------------------------------------
   Item 9B: Other Information           Any party to the Agreement responsible
                                           for disclosure items on Form 8-K
--------------------------------------------------------------------------------
  Item 15: Exhibits, Financial                         Trustee
        Statement Schedules                           Depositor
--------------------------------------------------------------------------------
        Additional Item:               (i) All parties to the Agreement (as to
                                          themselves), (ii) the Trustee and
                                         Servicer as to the Trust, (iii) the
   Disclosure per Item 1117 of           Depositor as to the Sponsor or any
           Regulation AB                 Regulation AB Item 1100(d)(1) party
--------------------------------------------------------------------------------
        Additional Item:                (i) All parties to the Agreement as to
   Disclosure per Item 1119 of          themselves and (ii) the Depositor as to
           Regulation AB                             the Sponsor
--------------------------------------------------------------------------------
        Additional Item:                                 N/A
 Disclosure per Item 1112(b) of
           Regulation AB
--------------------------------------------------------------------------------
        Additional Item:                              Depositor
Disclosure per Items 1114(b) and                       Trustee
     1115(b) of Regulation AB
--------------------------------------------------------------------------------

                                   EXHIBIT R-3

                              FORM 8-K INFORMATION

--------------------------------------------------------------------------------
          Item on Form 8-K                        Party Responsible
--------------------------------------------------------------------------------
Item 1.01- Entry into a Material      The party to this Agreement entering into
       Definitive Agreement               such material definitive agreement
--------------------------------------------------------------------------------
   Item 1.02- Termination of a          The party to this Agreement requesting
   Material Definitive Agreement         termination of a material definitive
                                                      agreement
--------------------------------------------------------------------------------
    Item 1.03- Bankruptcy or                          Depositor
           Receivership
--------------------------------------------------------------------------------
  Item 2.04- Triggering Events                         Servicer
   that Accelerate or Increase a                       Trustee
  Direct Financial Obligation or
      an Obligation under an
   Off-Balance Sheet Arrangement
--------------------------------------------------------------------------------
Item 3.03- Material Modification                       Trustee
   to Rights of Security Holders
--------------------------------------------------------------------------------
    Item 5.03- Amendments of                          Depositor
   Articles of Incorporation or                       Servicer
   Bylaws; Change of Fiscal Year                      Trustee
--------------------------------------------------------------------------------
Item 6.01- ABS Informational and                      Depositor
      Computational Material
--------------------------------------------------------------------------------
Item 6.02- Change of Servicer or                       Servicer
              Trustee                                  Trustee
--------------------------------------------------------------------------------
   Item 6.03- Change in Credit                        Depositor
  Enhancement or External Support                      Trustee
--------------------------------------------------------------------------------
  Item 6.04- Failure to Make a                         Trustee
       Required Distribution
--------------------------------------------------------------------------------
    Item 6.05- Securities Act                         Depositor
        Updating Disclosure
--------------------------------------------------------------------------------
    Item 7.01- Regulation FD                          Depositor
            Disclosure
--------------------------------------------------------------------------------
            Item 8.01                                 Depositor
--------------------------------------------------------------------------------
            Item 9.01                                 Depositor
--------------------------------------------------------------------------------

                                    EXHIBIT S

                           Yield Maintenance Agreement


BANK OF AMERICA, N.A.

TO:   Banc of America Alternative Loan Trust 2006-2
      C/o Wells Fargo Bank, N.A., as Trustee

      Wells Fargo Bank, N.A. as Trustee on behalf of Banc of America Alternative Loan Trust 2006-2
      9062 Old Annapolis Road
      Columbia, MD 21046

ATTN: Chris Regnier
TEL:  410-884-2000
FAX:  410-715-2380

CC:   Eric Daouphars
      9 West 57th Street
      New York, NY 10019
      212-583-8199

FROM: Bank of America, National Association
      233 South Wacker Drive, 28th Floor
      Chicago, Illinois 60606
      Attention: Suzanne Buchta


DATE:       21st February 2006


Our Reference Numbers:        4481957, 4481958
Internal Tracking Numbers:    13769120, 13769115

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Alternative Loan Trust 2006-2 and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of America, N.A., and "Party B" means Banc of America Alternative Loan Trust 2006-2.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated February 27, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc., Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      Subject to Section 14 of this Agreement, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (a) Non-Reliance. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

      (b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (c) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:





Notional Amount:                    For each Calculation Period, the Notional
                                    Amount shall equal the lesser of:

                                    (i)   the Scheduled Notional Amount for such
                                          Calculation Period as detailed in the
                                          Schedule of Notional Amounts attached
                                          hereto

                                    (ii)  the Class Certificate Balance of the
                                          Class 5-A-1 Certificates prior to
                                          distributions on the Distribution Date
                                          (as defined in the Pooling and
                                          Servicing Agreement) related to the
                                          Calculation Period. The Trustee shall
                                          make available each month via its
                                          website a statement containing the
                                          Class Certificate Balance of the Class
                                          5-A-1 Certificates for such
                                          Calculation Period. The Trustee's
                                          internet website shall initially be
                                          located at www.ctslink.com and
                                          assistance in using the website can be
                                          obtained by calling the Trustee's
                                          investor relations desk at (301)
                                          815-6600.

Trade Date:                         17 February 2006

Effective Date:                     25 February 2006

Termination Date:                   25 August 2009

Fixed Amounts:

Fixed Rate Payer:                   Party B

Fixed Rate Payer

Payment Dates:                      28 February 2006, subject to adjustment
                                    in accordance with the Following Business
                                    Day Convention.

Fixed Amount:                       USD [        ]

Floating Amounts:

Floating Rate Payer:                Party A

Cap Rate I:                         5.15000 per cent



Cap Rate II:                        8.65000 per cent



Floating Rate Payer Payment
Dates: Early Payments shall be applicable - 2 Business Day prior to each Floating Rate Payer Period End Date

Floating Rate Payer
Period End Dates:                   The 25th of each Month, commencing on 25
                                    March 2006 and ending on the Termination
                                    Date. No Adjustment.

Floating Amount:                    The product of (a) the Notional Amount
                                    (b) the Floating Rate Day Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:

                                    If USD-LIBOR-BBA is greater than the Cap
                                    Rate I for the applicable Calculation
                                    Period, then Settlement Spread =
                                    (USD-LIBOR-BBA - applicable Cap Rate I)
                                    provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Cap Rate II then the USD-LIBOR-BBA for such Calculation Period shall be deemed to be the Cap Rate II.

                                    If 1 Month USD-LIBOR-BBA is less than or equal to the Cap Rate I for the applicable Calculation Period, then Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:                 To be determined

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                1 month

Spread:                             None

Floating Rate Day
Count Fraction:                     30/360

Reset Dates:                        First day of each Calculation Period.

Business Days:                      New York

Calculation Agent:                  Party A

3. Form Master Agreement.

      (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (c) "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.

      (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

      (e) The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

      (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

      (g) The phrase "Termination Currency" means United States Dollars.

      (h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4. Recording of Conversations.

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5. Credit Support Document.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

6. Credit Support Provider.

      In relation to Party A: Not Applicable.
      In relation to Party B: Not Applicable.

7. Account Details.

          Account for payments to Party A:
                    USD
          NAME:     BANK OF AMERICA NA
          CITY:     NEW YORK
          ABA #:    026009593
          ATTN:     BOFAUS3N
          NAME:     BANK OF AMERICA NA
          CITY:     CHARLOTTE
          ACCT:     6550219386
          ATTN:     RATE DERIVATIVE SETTLEMENTS
          ATTN:     BOFAUS6SGDS

      Account for payments to Party B:

          NAME:       Wells Fargo Bank, N.A.
          CITY:       San Francisco, CA
          ABA #:      121-000-248
          ACCT:       3970771416
          FOR CREDIT TO:  SAS CLEARING
          FFC:        BOALT 2006-2 Reserve [   ]
                      Fund #50899501

8. Offices.

      The Office of Party A for this Transaction is: Charlotte, North Carolina
                                                     Please send notices to
                                                     fax no. (+1) 866 218 8487

      The Office of Party B for this Transaction is:  Wells Fargo Bank, N.A. as
                                                      Trustee on behalf of Banc
                                                      of America Alternative
                                                      Loan Trust 2006-2
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      Attn: Corporate Trust
                                                            Services
                                                      BOALT 2006-2

9. Additional Provisions.

      (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master Agreement with respect to Y as the Burdened Party.

      (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least AA- and A-1 by Standard & Poor's Ratings Service ("S&P") and at least Aa3 and P-1 by Moody's Investors Service, Inc. ("Moody's") and at least AA- and F1 by Fitch Ratings ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

10. Additional Termination Event.

      It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such Additional Termination Event, Party B shall be the sole Affected Party.

11. Waiver of Right to Trial by Jury.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12. Eligible Contract Participant.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13. Notice by Facsimile Transmission.

      Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14. Representations.

      Wells Fargo Bank, N.A., acting on behalf of Party B, as trustee, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling Agreement to enter into this Transaction (including the Form Master Agreement) and to perform its obligations hereunder (and thereunder); (c) the Transaction and the performance of its obligations hereunder (and under the Form Master Agreement) do not violate any material obligation of such Party; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

15. Multibranch Party.

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch Party.

16. Other Provisions.

      (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

      (b) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

      (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

      (d) Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

      (e) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

      (f) It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and Servicing Agreement is made and intended not as personal representations, undertakings and agreements of the Trustee but is made and intended solely for the purpose of binding only Banc of America Alternative Loan Trust 2006-2, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America Alternative Loan Trust 2006-2 under this Confirmation. Notwithstanding the foregoing (or anything to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

      (g) The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi) of the Form Master Agreement will not apply to either Party A or Party B.

      (h) With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 of the Form Master Agreement will not be applicable as an Event of Default.

      (i) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments under the Form Master Agreement will be made without setoff.

      (j) Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

      (k) Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

      (l) Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17. Compliance with Regulation AB. In connection with the Pooling and Servicing Agreement, the Sponsor has advised Party B that this Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

      (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

      (b) Party A has been advised that Party B (and/or certain affiliates of Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing Agreement). Party A has been advised by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed at this time in accordance with Item 1115 of Regulation AB.

      (c) If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the "Response Period"), so long as the Sponsor has advised Party B in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB Information within the Response Period, then, subject to the Rating Agency Condition, Party A shall use reasonable efforts to cause a Reg AB Approved Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the Response Period.

      (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating Thresholds (as defined below). If Party B requests (in writing) the Reg AB Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB Information) provide Party A with a written explanation of how the significance percentage was calculated.

      (e) "Approved Rating Thresholds" means a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.


Yours sincerely,

Bank of America, N.A.




By:
    -----------------------------------------
    Name:
    Title:


Confirmed as of the date above:


Banc of America Alternative Loan Trust 2006-2

By: Wells Fargo Bank, N.A. not in its individual capacity, but solely as Trustee on behalf of Banc of America Alternative Loan Trust 2006-2




By:
    -----------------------------------------
    Name:
    Title:

                                   SCHEDULE A

                     Our Reference Numbers: 4481957, 4481958


             Notional Amount         Start
                  (USD)               Date           End Date
              17,627,000.00         2/25/2006        3/25/2006
              17,457,077.00         3/25/2006        4/25/2006
              17,241,980.00         4/25/2006        5/25/2006
              16,982,282.00         5/25/2006        6/25/2006
              16,678,639.00         6/25/2006        7/25/2006
              16,331,790.00         7/25/2006        8/25/2006
              15,942,554.00         8/25/2006        9/25/2006
              15,511,832.00         9/25/2006       10/25/2006
              15,040,602.00        10/25/2006       11/25/2006
              14,529,918.00        11/25/2006       12/25/2006
              13,980,909.00        12/25/2006        1/25/2007
              13,400,823.00         1/25/2007        2/25/2007
              12,827,649.00         2/25/2007        3/25/2007
              12,264,804.00         3/25/2007        4/25/2007
              11,712,165.00         4/25/2007        5/25/2007
              11,169,612.00         5/25/2007        6/25/2007
              10,637,028.00         6/25/2007        7/25/2007
              10,114,295.00         7/25/2007        8/25/2007
               9,601,297.00         8/25/2007        9/25/2007
               9,097,920.00         9/25/2007       10/25/2007
               8,604,051.00        10/25/2007       11/25/2007
               8,119,578.00        11/25/2007       12/25/2007
               7,644,390.00        12/25/2007        1/25/2008
               7,178,379.00         1/25/2008        2/25/2008
               6,721,436.00         2/25/2008        3/25/2008
               6,273,456.00         3/25/2008        4/25/2008
               5,834,331.00         4/25/2008        5/25/2008
               5,403,960.00         5/25/2008        6/25/2008
               4,982,238.00         6/25/2008        7/25/2008
               4,569,064.00         7/25/2008        8/25/2008
               4,164,336.00         8/25/2008        9/25/2008
               3,767,957.00         9/25/2008       10/25/2008
               3,379,828.00        10/25/2008       11/25/2008
               2,999,851.00        11/25/2008       12/25/2008
               2,627,931.00        12/25/2008        1/25/2009
               2,263,973.00         1/25/2009        2/25/2009
               1,907,884.00         2/25/2009        3/25/2009
               1,559,570.00         3/25/2009        4/25/2009
               1,218,940.00         4/25/2009        5/25/2009
                 885,904.00         5/25/2009        6/25/2009
                 560,372.00         6/25/2009        7/25/2009
                 242,256.00         7/25/2009        8/25/2009